                                                                                EXECUTION COPY

                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                           Company,

                                  GMAC MORTGAGE CORPORATION,
                                           Servicer

                                             and

                                  JPMORGAN CHASE BANK, N.A.
                                           Trustee

                               POOLING AND SERVICING AGREEMENT

                                  Dated as of March 30, 2006

                              GMACM Mortgage Loan Trust 2006-AR2
                          Residential Asset Mortgage Products, Inc.
                  GMACM Mortgage Pass-Through Certificates, Series 2006-AR2

                                      TABLE OF CONTENTS

                                                                                          PAGE

ARTICLE I         DEFINITIONS...............................................................2

        Section 1.01.     Definitions.......................................................2

        Section 1.02.     Use of Words and Phrases..........................................2

ARTICLE II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES...........2

        Section 2.01.     Conveyance of Mortgage Loans......................................2

        Section 2.02.     Acceptance by Trustee.............................................2

        Section 2.03.     Representations, Warranties and Covenants of the Servicer.........2

        Section 2.04.     Representations and Warranties of the Seller......................2

        Section 2.05.     Execution and Authentication of Certificates......................2

        Section 2.06.     Purposes and Powers of the Trust Fund.............................2

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS............................2

        Section 3.01.     Servicer to Act as Servicer.......................................2

        Section 3.02.     Subservicing Agreements Between Servicer and Subservicers;
                          Enforcement of Subservicers' and Seller's Obligations.............2

        Section 3.03.     Successor Subservicers............................................2

        Section 3.04.     Liability of the Servicer.........................................2

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders.............................................2

        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee...........................................................2

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account.................................................2

        Section 3.08.     Subservicing Accounts; Servicing Accounts.........................2

        Section 3.09.     Access to Certain Documentation and Information Regarding
                          the Mortgage Loans................................................2

        Section 3.10.     Permitted Withdrawals from the Custodial Account..................2

        Section 3.11.     Maintenance of the Primary Insurance Policies; Collections
                          Thereunder........................................................2

        Section 3.12.     Maintenance of Hazard Insurance and Omissions and Fidelity
                          Coverage..........................................................2

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and
                          Modification Agreements; Certain Assignments......................2

        Section 3.14.     Realization Upon Defaulted Mortgage Loans.........................2

        Section 3.15.     Trustee to Cooperate; Release of Mortgage Notes...................2

        Section 3.16.     Servicing and Other Compensation; Compensating Interest...........2

        Section 3.17.     Reports to the Trustee and the Depositor..........................2

        Section 3.18.     Annual Statement as to Compliance and Servicing Assessment........2

        Section 3.19.     Annual Independent Public Accountants' Servicing Report...........2

        Section 3.20.     Periodic Filings with the Securities and Exchange
                          Commission; Additional Information................................2

        Section 3.21.     Rights of the Company in Respect of the Servicer..................2

        Section 3.22.     Administration of Buydown Funds...................................2

        Section 3.23.     Advance Facility..................................................2

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS............................................2

        Section 4.01.     Payment Account...................................................2

        Section 4.02.     Distributions.....................................................2

        Section 4.03.     Statements to Certificateholders..................................2

        Section 4.04.     Distribution of Reports to the Trustee and the Company;
                          Advances by the Servicer..........................................2

        Section 4.05.     Allocation of Realized Losses.....................................2

        Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged
                          Property..........................................................2

        Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.....................2

ARTICLE V         THE CERTIFICATES..........................................................2

        Section 5.01.     The Certificates..................................................2

        Section 5.02.     Registration of Transfer and Exchange of Certificates.............2

        Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.................2

        Section 5.04.     Persons Deemed Owners.............................................2

        Section 5.05.     Appointment of Paying Agent.......................................2

        Section 5.06.     Optional Purchase of Certificates.................................2

ARTICLE VI        THE COMPANY AND THE SERVICER..............................................2

        Section 6.01.     Respective Liabilities of the Company and the Servicer............2

        Section 6.02.     Merger or Consolidation of the Company or the Servicer;
                          Assignment of Rights and Delegation of Duties by Servicer.........2

        Section 6.03.     Limitation on Liability of the Company, the Servicer and
                          Others............................................................2

        Section 6.04.     Company and Servicer Not to Resign................................2

ARTICLE VII       DEFAULT...................................................................2

        Section 7.01.     Events of Default.................................................2

        Section 7.02.     Trustee to Act; Appointment of Successor..........................2

        Section 7.03.     Notification to Certificateholders................................2

        Section 7.04.     Waiver of Events of Default.......................................2

ARTICLE VIII      CONCERNING THE TRUSTEE....................................................2

        Section 8.01.     Duties of Trustee.................................................2

        Section 8.02.     Certain Matters Affecting the Trustee.............................2

        Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.............2

        Section 8.04.     Trustee May Own Certificates......................................2

        Section 8.05.     Servicer to Pay Trustee's Fees and Expenses; Indemnification......2

        Section 8.06.     Eligibility Requirements for Trustee..............................2

        Section 8.07.     Resignation and Removal of the Trustee............................2

        Section 8.08.     Successor Trustee.................................................2

        Section 8.09.     Merger or Consolidation of Trustee................................2

        Section 8.10.     Appointment of Co-Trustee or Separate Trustee.....................2

        Section 8.11.     Appointment of Custodians.........................................2

        Section 8.12.     Appointment of Office or Agency...................................2

ARTICLE IX        TERMINATION...............................................................2

        Section 9.01.     Termination Upon Purchase by the Servicer or Liquidation of
                          All Mortgage Loans................................................2

        Section 9.02.     Additional Termination Requirements...............................2

ARTICLE X         REMIC PROVISIONS..........................................................2

        Section 10.01.    REMIC Administration..............................................2

        Section 10.02.    Servicer, REMIC Administrator and Trustee Indemnification.........2

        Section 10.03.    Designation of REMIC(s)...........................................2

        Section 10.04.    Distributions on REMIC I Regular Interests and REMIC II
                          Regular Interests.................................................2

        Section 10.05.    Compliance with Withholding Requirements..........................2

ARTICLE XI        MISCELLANEOUS PROVISIONS..................................................2

        Section 11.01.    Amendment.........................................................2

        Section 11.02.    Recordation of Agreement; Counterparts............................2

        Section 11.03.    Limitation on Rights of Certificateholders........................2

        Section 11.04.    Governing Law.....................................................2

        Section 11.05.    Notices...........................................................2

        Section 11.06.    Required Notices to Rating Agency and Subservicer.................2

        Section 11.07.    Severability of Provisions........................................2

        Section 11.08.    Supplemental Provisions for Resecuritization......................2

        Section 11.09.    Allocation of Voting Rights.......................................2

        Section 11.10.    Non-Petition......................................................2

ARTICLE XII       COMPLIANCE WITH REGULATION AB.............................................2

        Section 12.01.    Intent of Parties; Reasonableness.................................2

        Section 12.02.    Additional Representations and Warranties of the Trustee..........2

        Section 12.03.    Information to be Provided by the Trustee.........................2

        Section 12.04.    Report on Assessment of Compliance and Attestation................2

        Section 12.05.    Indemnification; Remedies.........................................2

                                      TABLE OF CONTENTS
                                         (CONTINUED)

EXHIBITS
Appendix 1:      Class Y Principal Reduction Amounts
Exhibit A:       Form of Class A Certificate
Exhibit B:       Form of Class M Certificate
Exhibit C:       Form of Class B Certificate
Exhibit D:       Form of Class R Certificate
Exhibit E-1:     Mortgage Loan Schedule for Loan Group 1
Exhibit E-2:     Mortgage Loan Schedule for Loan Group 2
Exhibit E-3:     Mortgage Loan Schedule for Loan Group 3
Exhibit E-4:     Mortgage Loan Schedule for Loan Group 4
Exhibit E-5:     Mortgage Loan Schedule for Loan Group 5
Exhibit F:       Form of Request for Release
Exhibit G-1:     Form of Transfer Affidavit and Agreement
Exhibit G-2:     Form of Transferor Certificate
Exhibit H:       Form of Investor Representation Letter
Exhibit I:       Form of Transferor Representation Letter
Exhibit J:       Form of Rule 144A Investment Representation Letter
Exhibit K:       Form of Lender Certification for Assignment of Mortgage Loan
Exhibit L:       Information to be Included in Monthly Remittance Report
Exhibit M:       Form of Custodian Certification
Exhibit N-1      Form of Form 10-K Certification
Exhibit N-2      Form of Back-Up Certification to Form 10-K Certificate
Exhibit O        Servicing Criteria To Be Addressed In Assessment Of Compliance

        This is the Pooling and Servicing Agreement,  dated as of March 30, 2006 (the "Pooling and Servicing  Agreement" or "Agreement"),  among RESIDENTIAL ASSET MORTGAGE  PRODUCTS,  INC., as  the  company  (together  with  its  permitted  successors  and  assigns,  the  "Company"),
GMAC MORTGAGE  CORPORATION,  as servicer (together with its permitted  successors and assigns, the  "Servicer"),  and JPMORGAN CHASE BANK,  N.A., a banking  association  organized under the laws of the United States,  as Trustee  (together  with its permitted  successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Company intends to sell mortgage-backed  pass-through certificates  (collectively, the  "Certificates"),  to be issued hereunder in fifteen Classes,  which in the aggregate will evidence the entire  beneficial  ownership  interest in the Mortgage Loans (as defined herein)
and certain other related assets.

                                           REMIC I

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting of the Mortgage  Loans and certain other related assets subject to this  Agreement  as a real  estate  mortgage  investment  conduit (a  "REMIC")  for federal income tax purposes,  and such  segregated pool of assets will be designated as "REMIC
I."  Component  I of the Class R  Certificates  will  represent  the sole  Class of  "residual interests" in REMIC I for purposes of the REMIC  Provisions (as defined  herein) under federal income tax law. The following table  irrevocably  sets forth the  designation,  uncertificated remittance rate (the  "Uncertificated  REMIC I Pass-Through Rate") and initial  Uncertificated
Balance for each of the  "regular  interests"  in REMIC I (the  "REMIC I Regular  Interests").
The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury regulation  Section  1.860G  1(a)(4)(iii))  for each  REMIC I  Regular  Interest  shall be the
Maturity Date.  None of the REMIC I Regular Interests will be certificated.

      CLASS
 DESIGNATION FOR
  EACH REMIC I
REGULAR INTEREST                   UNCERTIFICATED
 AND COMPONENT I                       REMIC I             INITIAL
 OF THE CLASS R       TYPE OF       PASS-THROUGH       UNCERTIFICATED
  CERTIFICATES        INTEREST          RATE               BALANCE         FINAL MATURITY DATE*

    Class Y-1         Regular        Variable(1)         $9,267.12            May 2036
    Class Y-2         Regular        Variable(2)         $84,826.50           May 2036
    Class Y-3         Regular        Variable(3)         $28,485.70           May 2036
    Class Y-4         Regular        Variable(4)         $23,497.70           May 2036
    Class Y-5         Regular        Variable(5)         $40,405.84           May 2036
    Class Z-1         Regular        Variable(1)         $18,527,010.71       May 2036
    Class Z-2         Regular        Variable(2)         $169,586,784.02      May 2036
    Class Z-3         Regular        Variable(3)         $56,942,910.94       May 2036
    Class Z-4         Regular        Variable(4)         $46,971,904.22       May 2036
    Class Z-5         Regular        Variable(5)         $80,780,131.23       May 2036
   Component I
 of the Class R       Residual       Variable(1)         $100.00              May 2036

__________________

*   The Distribution  Date in the specified  month,  which is the month following the month the latest  maturing  Mortgage Loan in the related Loan  Group matures.  For federal income tax purposes,  the "latest  possible  maturity date" for each REMIC I Regular Interest shall be the Maturity Date.

(1) Interest  distributed to the Class Y-1 and Class Z-1 Regular  Interests and  Component I of
    the Class R  Certificates  on each  Distribution  Date will have accrued at the Group 1 Net
    WAC Rate on the  applicable  Uncertificated  Balance  outstanding  immediately  before such
    Distribution Date.
(2)            Interest  distributed  to the Class Y-2 and Class Z-2 Regular  Interests on each
    Distribution  Date  will  have  accrued  at the  Group  2 Net WAC  Rate  on the  applicable
    Uncertificated Balance outstanding immediately before such Distribution Date.
(3)            Interest  distributed  to the Class Y-3 and Class Z-3 Regular  Interests on each
    Distribution  Date  will  have  accrued  at the  Group  3 Net WAC  Rate  on the  applicable
    Uncertificated Balance outstanding immediately before such Distribution Date.
(4)            Interest  distributed  to the Class Y-4 and Class Z-4 Regular  Interests on each
    Distribution  Date  will  have  accrued  at the  Group  4 Net WAC  Rate  on the  applicable
    Uncertificated Balance outstanding immediately before such Distribution Date.
(5)            Interest  distributed  to the Class Y-5 and Class Z-5 Regular  Interests on each
    Distribution  Date  will  have  accrued  at the  Group  5 Net WAC  Rate  on the  applicable
    Uncertificated Balance outstanding immediately before such Distribution Date.

                                           REMIC II

        As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting  of the REMIC I Regular  Interests  as a REMIC for  federal  income  tax purposes,  and such  segregated  pool of assets will be designated  as REMIC II.  Component II of the Class R  Certificates  will  represent the sole Class of "residual  interests" in REMIC
II for purposes of the REMIC  Provisions  under federal  income tax law. The  following  table irrevocably sets forth the designation,  uncertificated  remittance rate (the  "Uncertificated
REMIC II  Pass-Through  Rate") and initial  Uncertificated  Balance  for each of the  "regular interests"  in REMIC II (the  "REMIC II Regular  Interests").  The "latest  possible  maturity
date"   (determined   solely  for  purposes  of   satisfying   Treasury   Regulation   Section
1.860G-1(a)(4)(iii))  for each REMIC II Regular  Interest shall be the Maturity Date.  None of the REMIC II Regular Interests will be certificated.

      CLASS
 DESIGNATION FOR
  EACH REMIC II
REGULAR INTEREST                   UNCERTIFICATED
AND COMPONENT II                     REMIC II             INITIAL
 OF THE CLASS R       TYPE OF       PASS-THROUGH       UNCERTIFICATED        FINAL MATURITY
  CERTIFICATES        INTEREST      INTEREST RATE          BALANCE                DATE*

1-A-1-M               Regular        Variable(1)        $16,590,000.00          May 2036
1-A-2-M               Regular        Variable(1)           $973,100.00          May 2036
2-A-1-M               Regular        Variable(2)       $151,856,000.00          May 2036
2-A-2-M               Regular        Variable(2)         $8,907,800.00          May 2036
3-A-1-M               Regular        Variable(3)        $50,989,000.00          May 2036
3-A-2-M               Regular        Variable(3)         $2,991,000.00          May 2036
4-A-1-M               Regular        Variable(4)        $42,060,700.00          May 2036
4-A-2-M               Regular        Variable(4)         $2,467,300.00          May 2036
5-A-1-M               Regular        Variable(5)        $72,334,300.00          May 2036
5-A-2-M               Regular        Variable(5)         $4,243,100.00          May 2036
M-1-M                 Regular        Variable(6)         $8,766,000.00          May 2036
M-2-M                 Regular        Variable(6)         $3,729,900.00          May 2036
M-3-M                 Regular        Variable(6)         $2,237,900.00          May 2036
B-1-M                 Regular        Variable(6)         $2,051,400.00          May 2036
B-2-M                 Regular        Variable(6)         $1,678,400.00          May 2036
B-3-M                 Regular        Variable(6)         $1,119,323.98          May 2036
  Component II
 of the Class R+      Residual           N/A                     $0.00          May 2036

_______________

*   The Distribution  Date in the specified month,  which is the month following the month the latest maturing  Mortgage Loan in the related Loan  Group matures.  For federal income tax purposes,  the "latest possible maturity date" for each REMIC II Regular Interest shall be the Maturity Date.

+   Component II  of  the  Class  R  Certificates   shall  not  be  entitled  to  receive  any
    distributions of interest or principal.
(1) Interest   distributed  to  REMIC II  Regular   Interests  1-A-1-M  and  1-A-2-M  on  each
    Distribution  Date  will  have  accrued  at the  Group  1 Net WAC  Rate on the  applicable
    Uncertificated Balance outstanding immediately before such Distribution Date.
(2)            Interest  distributed to REMIC II Regular Interests 2-A-1-M and 2-A-2-M on each
    Distribution  Date  will  have  accrued  at the  Group  2 Net WAC  Rate on the  applicable
    Uncertificated Balance outstanding immediately before such Distribution Date.
(3)            Interest  distributed to REMIC II Regular Interests 3-A-1-M and 3-A-2-M on each
    Distribution  Date  will  have  accrued  at the  Group  3 Net WAC  Rate on the  applicable
    Uncertificated Balance outstanding immediately before such Distribution Date.
(4)            Interest  distributed to REMIC II Regular Interests 4-A-1-M and 4-A-2-M on each
    Distribution  Date  will  have  accrued  at the  Group  4 Net WAC  Rate on the  applicable
    Uncertificated Balance outstanding immediately before such Distribution Date.
(5)            Interest  distributed to REMIC II Regular Interests 5-A-1-M and 5-A-2-M on each
    Distribution  Date  will  have  accrued  at the  Group  5 Net WAC  Rate on the  applicable
    Uncertificated Balance outstanding immediately before such Distribution Date.
(6)            Interest  distributed to REMIC II Regular Interests M-1-M, M-2-M, M-3-M, B-1-M,
    B-2-M and B-3-M on each  Distribution  Date will have accrued at the  weighted  average of the Uncertificated REMIC I Pass-Through Rates for the Class Y Regular Interests.

                                          REMIC III

        As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting  of the REMIC II Regular  Interests  as a REMIC for  federal  income tax purposes,  and such segregated  pool of assets will be designated as REMIC III.  Component III of the Class R  Certificates  will  represent the sole Class of "residual  interests" in REMIC
III for purposes of the REMIC  Provisions  under federal  income tax law. The following  table irrevocably  sets forth the  designation,  Pass Through Rate,  aggregate  Initial  Certificate
Principal  Balance,  certain features and Month of Final Scheduled  Distribution Date for each
Class of  Certificates  comprising  the interests  representing  "regular  interests" in REMIC
III.  The "latest  possible  maturity  date"  (determined  solely for  purposes of  satisfying
Treasury  Regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC III Regular Interest shall be the Maturity Date.

CLASS DESIGNATION
     FOR EACH
REMIC III REGULAR                               AGGREGATE
   INTEREST AND                                  INITIAL                               FINAL
 COMPONENT III OF                              CERTIFICATE                           SCHEDULED
   THE CLASS R      TYPE OF     PASS-THROUGH    PRINCIPAL                           DISTRIBUTION
   CERTIFICATES      INTEREST    RATE(1)(2)      BALANCE            FEATURES           DATE

                     Regular      Variable                       Super Senior,
    Class 1-A-1                               $16,590,000.00      Pass-Through       May 2036
                     Regular      Variable                      Senior Support,
    Class 1-A-2                                  $973,100.00      Pass-Through       May 2036
                     Regular      Variable                       Super Senior,
    Class 2-A-1                               $151,856,000.00     Pass-Through       May 2036
                     Regular      Variable                      Senior Support,
    Class 2-A-2                                $8,907,800.00      Pass-Through       May 2036
                     Regular      Variable                       Super Senior,
    Class 3-A-1                               $50,989,000.00      Pass-Through       May 2036
                     Regular      Variable                      Senior Support,
    Class 3-A-2                                $2,991,000.00      Pass-Through       May 2036
                     Regular      Variable                       Super Senior,
    Class 4-A-1                               $42,060,700.00      Pass-Through       May 2036
                                                                Senior Support,
    Class 4-A-2      Regular      Variable     $2,467,300.00      Pass-Through       May 2036
                     Regular      Variable                       Super Senior,
    Class 5-A-1A                              $58,372,300.00      Pass-Through       May 2036
                     Regular      Variable                       Super Senior,
    Class 5-A-1B                              $13,962,000.00      Pass-Through       May 2036
                                                                Senior Support,
    Class 5-A-2      Regular      Variable     $4,243,100.00      Pass-Through       May 2036
                     Regular                                      Subordinate
     Class M-1                  Variable       $8,766,000.00                         May 2036
                     Regular                                      Subordinate
     Class M-2                  Variable       $3,729,900.00                         May 2036
                     Regular                                      Subordinate
     Class M-3                  Variable       $2,237,900.00                         May 2036
     Class B-1       Regular      Variable     $2,051,400.00      Subordinate        May 2036
     Class B-2       Regular      Variable     $1,678,400.00      Subordinate        May 2036
     Class B-3       Regular      Variable     $1,119,323.98      Subordinate        May 2036
   Component III
   of the Class R+   Residual        N/A               $0.00    Senior/Residual
_______________

+   Component III  of  the  Class  R  Certificates  shall  not  be  entitled  to  receive  any distributions of interest or principal.

(1)     The Class 1-A  Certificates  will  accrue  interest  at a per annum  rate equal to the
    Group 1 Net WAC Rate.  The  Class 2-A  Certificates  will  accrue  interest at a per annum rate equal to the Group 2 Net WAC Rate. The Class 3-A  Certificates  will accrue  interest at a per annum rate equal to the Group 3 Net WAC Rate.  The  Class 4-A  Certificates  will accrue  interest at a per annum rate equal to the Group 4 Net WAC Rate.  The Class  5-A-1A
    Certificates  will  accrue  interest  at a per annum  rate  equal to the lesser of (A) the
    Group 5 Net WAC Rate  and (B)  5.70%.  The  Class  5-A-1B  Certificates  (A)  will  accrue interest  at a per annum rate  equal to the Group 5 Net WAC Rate and (B) will be  entitled to receive  interest in an amount equal to the Class 5-A-1A Excess  Interest  Amount.  The
    Class 5-A-2  Certificates  will  accrue  interest at a per annum rate equal to the Group 5
    Net WAC Rate.

(2)     The Class M-1 Certificates,  Class M-2 Certificates, Class M-3 Certificates, Class B-1
    Certificates,  Class B-2 Certificates and Class B-3 Certificates will accrue interest at a per annum rate equal to the  weighted  average of (i) the Group 1  Net WAC Rate,  (ii) the
    Group 2 Net WAC Rate,  (iii) the  Group 3 Net WAC Rate,  (iv) the Group 4 Net WAC Rate and
    (v) the  Group 5  Net WAC  Rate,  in each  case,  weighted  on the  basis  of the  related
    Subordinate Component as of such Distribution Date.

        In consideration of the mutual agreements herein contained,  the Company, the Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued  Certificate  Interest:  With  respect  to  each  Distribution  Date  and  any
Class of  Certificates,  interest  accrued during the related  Interest  Accrual Period at the related  Pass-Through Rate on the Certificate  Principal Balance thereof  immediately prior to such Distribution Date (plus, in the case of the Class 5-A-1B  Certificates,  the Class 5-A-1A
Excess Interest Amount).  Accrued  Certificate  Interest on each Class of Certificates will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

        With respect to each Distribution Date, Accrued  Certificate  Interest on any Class of
Certificates will be reduced by the amount of:

(i)     Prepayment   Interest   Shortfalls   on  the  Mortgage   Loans  in  the  related  Loan
               Group prepaid  during the prior  calendar month and, in the case of a Principal
               Prepayment  in Full,  during the related  Prepayment  Period (to the extent not offset by the Servicer with a payment of Compensating Interest),

(ii)    the interest portion  (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage
               Rate in the case of a  Modified  Mortgage  Loan))  of  Realized  Losses  on the
               Mortgage  Loans in the related  Loan  Group (including  Excess  Special  Hazard
               Losses,  Excess  Fraud  Losses,  Excess  Bankruptcy  Losses  and  Extraordinary
               Losses) not allocated  solely to one or more specific  Classes of  Certificates pursuant to Section 4.05,

(iii)   the interest portion of Advances that were made with respect to delinquencies  related to  Mortgage  Loans  or  REO  Property  in the  related  Loan  Group that  were ultimately  determined to be Excess Special Hazard Losses, Excess Fraud Losses,
               Excess Bankruptcy Losses or Extraordinary Losses, and

(iv)    any other  interest  shortfalls  on the Mortgage  Loans in the related Loan  Group not covered by the subordination  provided by the Class M  Certificates and Class B
               Certificates,  including  interest that is not  collectible  from the Mortgagor pursuant to the Relief Act,

with the Senior  Percentage  of all such  reductions  with respect to the Mortgage  Loans in a
Loan  Group being  allocated  among the  related  Senior  Certificates  in  proportion  to the amounts  of  Accrued  Certificate  Interest  payable  from  the  related  Loan  Group on  such
Distribution  Date absent such  reductions,  with the remainder of such  reductions  allocated among the holders of the Class M Certificates  and Class B Certificates  on the basis of their respective  amounts  of Accrued  Certificate  Interest  that  would have been  payable on such
Distribution  Date absent such  reductions.  In  addition  to that  portion of the  reductions described in the preceding  sentence that are allocated to any Class of  Class B  Certificates or any Class of Class M  Certificates,  Accrued Certificate  Interest on such Class of Class B
Certificates or such Class of  Class M  Certificates  will be reduced by the interest  portion
(adjusted  to the Net  Mortgage  Rate) of Realized  Losses that are  allocated  solely to such
Class of   Class B   Certificates   or  such  Class of   Class M   Certificates   pursuant  to
Section 4.05.

        Adjustment  Date:  With  respect  to each  Mortgage  Loan,  each date set forth in the related  Mortgage  Note on which an  adjustment  to the interest  rate on such  Mortgage  Loan becomes effective.

        Advance:  As to any  Mortgage  Loan,  any advance  made by the  Servicer,  pursuant to
Section 4.04.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under  common  control  with  such  first  Person.  For the  purposes  of this  definition,
"control"  means the power to direct the management  and policies of such Person,  directly or indirectly,  whether  through the  ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Aggregate Subordinate  Percentage:  With respect to any Distribution Date, the percent equivalent  of a fraction,  the  numerator  of which is the  aggregate  Certificate  Principal
Balance of the Subordinate  Certificates  immediately  prior to such Distribution Date and the denominator of which is the Pool Stated Principal Balance as of such Distribution Date.

        Amount Held for Future  Distribution:  With respect to any Distribution  Date and with respect to each Loan Group,  the total of the  amounts  held in the  Custodial  Account at the close of business on the related  Determination  Date on account of (i) Liquidation  Proceeds,
Subsequent  Recoveries,  Insurance  Proceeds,  Curtailments,   Mortgage  Loan  purchases  made
pursuant to  Section 2.02,  2.04 or 4.07 and  Mortgage  Loan  substitutions  made  pursuant to
Section 2.04  received  or made in the  month  of such  Distribution  Date  (other  than  such
Liquidation  Proceeds,  Insurance  Proceeds,  Subsequent  Recoveries and purchases of Mortgage
Loans  that  the  Servicer  has  deemed  to have  been  received  in the  preceding  month  in accordance  with  Section 3.07(b)),  and Principal  Prepayments in Full received or made after the related  Prepayment  Period,  and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged  Property,  the lesser of (i) the appraised value of such Mortgaged  Property  based upon the appraisal  made at the time of the  origination of the related  Mortgage  Loan,  and (ii) the sales price of the Mortgaged  Property at such time of origination,  except in the case of a Mortgaged  Property securing a refinanced or modified
Mortgage Loan as to which it is either the appraised value  determined  above or the appraised value determined in an appraisal at the time of refinancing or  modification,  as the case may be,  provided  that if  permitted  by the  applicable  underwriting  standards  of GMACM,  the
Appraised Value shall be the value of the Mortgaged Property as stated by the Mortgagor.

        Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient  under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument  may  be in  the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment of Proprietary  Lease:  With respect to a Cooperative  Loan, the assignment of the related  Cooperative  Lease from the  Mortgagor to the  originator  of the  Cooperative
Loan.

        Available  Distribution  Amount:  With respect to any Distribution  Date and each Loan
Group,  an amount  equal to (a) the sum of (i) the amount  relating to the  Mortgage  Loans on deposit in the  Custodial  Account as of the close of  business on the  immediately  preceding
Determination  Date,  including  any  Subsequent  Recoveries,  and  amounts  deposited  in the
Custodial  Account in  connection  with the  substitution  of  Qualified  Substitute  Mortgage
Loans,  (ii) the  amount of any Advance  made on the  immediately  preceding  Payment  Account
Deposit  Date,  (iii) any amount  deposited  in the  Payment  Account on the  related  Payment
Account  Deposit Date  pursuant to the second  paragraph of  Section 3.12(a),  (iv) any amount deposited  in the Payment  Account  pursuant  to  Section 4.07,  and  (v) any  amount that the
Servicer   is  not   permitted   to  withdraw   from  the   Custodial   Account   pursuant  to
Section 3.16(e),  reduced  by (b) the  sum as of the  close  of  business  on the  immediately preceding  Determination Date of (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for
Future  Distribution  and (y) amounts  permitted  to be  withdrawn  by the  Servicer  from the
Custodial  Account in respect of the Mortgage Loans pursuant to clauses  (ii)-(x),  inclusive, of  Section 3.10(a).  Such  amount  shall  be  determined  separately  for  each  Loan  Group.
Additionally,  if on any Distribution Date Compensating  Interest provided pursuant to Section
3.16(e)  is less  than  Prepayment  Interest  Shortfalls  incurred  on the  Mortgage  Loans in connection with Principal  Prepayments in Full received during the related  Prepayment  Period and  Curtailments  made in the prior  calendar  month,  such  Compensating  Interest  shall be allocated  on such  Distribution  Date to the  Available  Distribution  Amount  for each  Loan
Group on  a pro rata  basis in  accordance  with the  respective  amounts  of such  Prepayment
Interest  Shortfalls  incurred on the  Mortgage  Loans in such Loan  Group in  respect of such
Distribution Date.

        Bankruptcy  Amount: As of any date of determination  prior to the first anniversary of the  Cut-off  Date,  an amount  equal to the  excess,  if any,  of (A)  $100,000  over (B) the aggregate  amount of Bankruptcy  Losses  allocated  solely to one or more specific  Classes of
Certificates  in accordance with  Section 4.05.  As of any date of  determination  on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1)    the lesser of (a) the  Bankruptcy  Amount  calculated as of the close of business on the Business Day immediately  preceding the most recent anniversary of the
        Cut-off Date  coinciding  with or preceding  such date of  determination  (or, if such date of  determination  is an  anniversary  of the  Cut-off  Date,  the  Business  Day immediately  preceding such date of  determination)  (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A)    the greater of (i) 0.0006 times the aggregate  principal  balance of all the  Mortgage  Loans  in the  Mortgage  Pool  as of the  Relevant
                      Anniversary  having a Loan-to-Value  Ratio at origination  which exceeds
                      75% and (ii) $100,000; and

                      (B)    (i)  if  the  aggregate  principal  balance  of  the  Non-Primary
                      Residence  Loans as of the Relevant  Anniversary is less than 10% of the
                      Stated  Principal  Balance  of the  Mortgage  Loans  as of the  Relevant
                      Anniversary,  $0.00, or (ii) if the aggregate  principal  balance of the
                      Non-Primary  Residence Loans as of the Relevant  Anniversary is equal to or greater  than 10% of the  Stated  Principal  Balance of the  Mortgage
                      Loans  as of the  Relevant  Anniversary,  the sum of (I)  the  aggregate
                      principal   balance   of  the   Non-Primary   Residence   Loans  with  a
                      Loan-to-Value  Ratio of  greater  than  80.00% but less than or equal to
                      90.00%,  times  0.25%,  (II)  the  aggregate  principal  balance  of the
                      Non-Primary  Residence Loans with a Loan-to-Value  Ratio of greater than
                      90.00%  but less than or equal to  95.00%,  times  0.50%,  and (III) the aggregate  principal  balance of the Non-Primary  Residence Loans with a
                      Loan-to-Value  Ratio of greater than 95.00% times 0.75%, in each case as of the Relevant Anniversary, over

               (2)    the aggregate  amount of Bankruptcy  Losses  allocated  solely to one or more  specific  Classes of  Certificates  in  accordance  with  Section 4.05 since the
        Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Servicer  (including  accelerating the manner in which such coverage is reduced)  provided that prior to any such reduction,  the
Servicer shall  (i) obtain  written  confirmation  from each Rating Agency that such reduction shall not reduce the rating  assigned  to any  Class of  Certificates  by such  Rating  Agency below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency and  (ii) provide  a copy of such written  confirmation to the Trustee.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy  Loss:  With  respect to any Mortgage  Loan, a Deficient  Valuation or Debt
Service Reduction;  provided,  however,  that neither a Deficient Valuation nor a Debt Service
Reduction  shall be deemed a  Bankruptcy  Loss  hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is  diligently  pursuing any remedies  that may exist in connection  with the  representations  and warranties  made regarding the related  Mortgage
Loan and either  (A) the  related  Mortgage Loan is not in default with regard to payments due thereunder or  (B) delinquent  payments of principal and interest  under the related  Mortgage
Loan and any  premiums  on any  applicable  primary  hazard  insurance  policy and any related escrow  payments in respect of such  Mortgage  Loan are being  advanced on a current  basis by the  Servicer or a  Subservicer,  in either case  without  giving  effect to any Debt  Service
Reduction.

        Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee.

        Business  Day:  Any day other than (i) a Saturday or a Sunday,  or (ii) a day on which banking  institutions  in the State of New York,  State of  Minnesota or the  Commonwealth  of
Pennsylvania  (and such other  state or states in which the  Custodial  Account or the Payment
Account are at the time located) are required or  authorized  by law or executive  order to be closed.

        Buydown Account:  As defined in Section 3.22(a).

        Buydown  Funds:  Any amount  contributed  by the seller of a Mortgaged  Property,  the
Company or other source in order to enable the  Mortgagor  to reduce the payments  required to be made from the  Mortgagor's  funds in the early years of a Mortgage Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial Account or Payment Account.

        Buydown  Mortgage Loan:  Any Mortgage Loan as to which a specified  amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Buydown Period:  As defined in Section 3.22(b).

        Cash Liquidation:  As to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition  occurred,  a determination  by the Servicer that it has received all
Insurance  Proceeds,  Liquidation  Proceeds and other  payments or cash  recoveries  which the
Servicer  reasonably and in good faith expects to be finally  recoverable with respect to such
Mortgage Loan.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating brokerage  firm for which a Depository  Participant  acts as agent,  if any, and  otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With  respect  to each  Certificate,  on any date of determination, an amount equal to:

(i)     the Initial  Certificate  Principal  Balance of such  Certificate  as specified on the face thereof, plus

(ii)    any  Subsequent  Recoveries  added  to  the  Certificate  Principal  Balance  of  such
               Certificate pursuant to Section 4.02(e), minus

(iii)   the sum of (x) the  aggregate of all amounts  previously  distributed  with respect to such  Certificate  (or any predecessor  Certificate)  and applied to reduce the
               Certificate  Principal  Balance thereof  pursuant to  Section 4.02  and (y) the aggregate of all  reductions in  Certificate  Principal  Balance deemed to have occurred in connection with Realized Losses which were previously  allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided,  however,  that  the  Certificate  Principal  Balance  of the  Class of  Subordinate
Certificates  with the Lowest  Priority  at any given time  shall be  calculated  to equal the
Percentage  Interest  evidenced by such Certificate  times the excess, if any, of (A) the then aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  over  (B) the  then  aggregate
Certificate Principal Balance of all other Classes of Certificates then outstanding.

        Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a Disqualified  Organization  nor a Non-United
States Person shall be a holder of a Class R  Certificate  for purposes hereof and, solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate, other than a Class R  Certificate,  registered in the name of the Company, the Servicer or any
Subservicer  or  any  Affiliate  thereof  shall  be  deemed  not  to be  outstanding  and  the
Percentage  Interest or Voting  Rights  evidenced  thereby  shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting Rights necessary to  effect  any such  consent  or  direction  has been  obtained.  All  references  herein  to
"Holders" or  "Certificateholders"  shall reflect the rights of Certificate Owners as they may indirectly  exercise such rights  through the Depository and  participating  members  thereof, except as otherwise specified herein;  provided,  however,  that the Trustee shall be required to  recognize  as  a  "Holder"  or  "Certificateholder"  only  the  Person  in  whose  name  a
Certificate is registered in the Certificate Register.

        Class:  Collectively, all of the Certificates bearing the same designation.

        Class 1-A Certificates:    Collectively, the Class 1-A-1 and Class 1-A-2 Certificates.

        Class 1-A-1  Certificate:  Any one of the  Class 1-A-1  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class 1-A-2  Certificate:  Any one of the  Class 1-A-2  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class 2-A Certificates:    Collectively, the Class 2-A-1 and Class 2-A-2 Certificates.

        Class 2-A-1  Certificate:  Any one of the  Class 2-A-1  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class 2-A-2  Certificate:  Any one of the  Class 2-A-2  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class 3-A Certificates:    Collectively, the Class 3-A-1 and Class 3-A-2 Certificates.

        Class 3-A-1  Certificate:  Any one of the  Class 3-A-1  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class 3-A-2  Certificate:  Any one of the  Class 3-A-2  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class 4-A Certificates:    Collectively, the Class 4-A-1 and Class 4-A-2 Certificates.

        Class 3-A-1  Certificate:  Any one of the  Class 4-A-1  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class 4-A-2  Certificate:  Any one of the  Class 4-A-2  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class  5-A  Certificates:  Collectively,  the  Class  5-A-1A,  Class 5-A-1B  and Class
5-A-2 Certificates.

        Class 5-A-1A Certificate:  Any one of the Class 5-A-1A  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class  5-A-1A/Class   5-A-1B  Senior   Distribution   Amount.   With  respect  to  any
Distribution  Date,  an amount  equal to the product of (1) a fraction  (a) the  numerator  of which is the  Aggregate  Certificate  Principal  Balance of the Class  5-A-1A and Class 5-A-1B
Certificates  immediately  prior to the distribution  date and (b) the denominator of which is the Aggregate  Certificate  Principal Balance of the Class 5-A Certificates  immediately prior to the distribution  date, and (2) the Senior Principal  Distribution  Amount for Loan Group 5
for that Distribution Date.

        Class 5-A-1A  Excess  Interest  Amount.  With  respect to any  Distribution  Date,  an amount  equal to the amount of  interest  that  accrued  during the related  Interest  Accrual
Period on the  Certificate  Principal  Balance of the Class  5-A-1A  Certificates  immediately prior to that  Distribution  Date at a rate equal to the  excess,  if any,  of (1) the Group 5
Net WAC Rate over (2) a per annum rate equal to 5.70%.

        Class 5-A-1B Certificate:  Any one of the Class 5-A-1B  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class 5-A-2  Certificate:  Any one of the  Class 4-A-2  Certificates,  executed by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form hereto as
Exhibit A,  each such Certificate  representing an interest designated as a "regular interest"
in REMIC III for purposes of the REMIC Provisions.

        Class 5-A-2 Senior  Distribution  Amount.  With respect to any  Distribution  Date, an amount  equal to the product of (1) a fraction  (a) the  numerator  of which is the  Aggregate
Certificate  Principal  Balance  of the  Class  5-A-2  Certificates  immediately  prior to the distribution  date and (b) the  denominator  of which is the Aggregate  Certificate  Principal
Balance of the Class 5-A  Certificates  immediately  prior to the  Distribution  Date, and (2)
the Senior Principal Distribution Amount for Loan Group 5 for that Distribution Date.

        Class  A   Certificates:   Collectively,   the   Class 1-A   Certificates,   Class 2-A
Certificates, Class 3-A, Class 4-A and Class 5-A Certificates.

        Class B  Certificates:   Collectively,   the  Class  B-1,  Class  B-2  and  Class  B-3
Certificates.

        Class  B-1  Certificate:  Any  one of the  Class  B-1  Certificates,  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit C, each such Certificate  representing an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class  B-2  Certificate:  Any  one of the  Class  B-2  Certificates,  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit C, each such Certificate  representing an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class  B-3  Certificate:  Any  one of the  Class  B-3  Certificates,  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto  as  Exhibit  C,  representing  an  interest  designated  as a  "regular  interest"  in
REMIC III for purposes of the REMIC Provisions.

        Class M  Certificates:   Collectively,   the  Class  M-1,  Class  M-2  and  Class  M-3
Certificates.

        Class  M-1  Certificate:  Any  one of the  Class  M-1  Certificates,  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, each such Certificate  representing an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class  M-2  Certificate:  Any  one of the  Class  M-2  Certificates,  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, each such Certificate  representing an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class  M-3  Certificate:  Any  one of the  Class  M-3  Certificates,  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, each such Certificate  representing an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

        Class R Certificate:  Any one of the Class R Certificates  executed by the Trustee and authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto  as
Exhibit D and  evidencing  ownership  of  interests  designated  as  "residual  interests"  in
REMIC I,  REMIC II and  REMIC III  for purposes of the REMIC  Provisions.  Component I  of the
Class R  Certificates  is  designated  as the sole class of  "residual  interest"  in REMIC I,
Component II  of the  Class R  Certificates  is  designated  as the sole  class  of  "residual interest" in REMIC II and  Component III  of the Class R  Certificates  is  designated  as the sole class of "residual interest" in REMIC III.

        Class Y Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the  Uncertificated  Balances  of the  Class Y  Regular  Interests  will  be  reduced  on such
Distribution  Date by the  allocation of Realized  Losses and the  distribution  of principal, determined as described in Appendix 1.

        Class Y Regular Interests: The Class Y-1,  Class Y-2,  Class Y-3,  Class Y-4 and Class
Y-5 Regular Interests.

        Class Y-1  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Y-1  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Y-1  Regular Interest on such  Distribution  Date and (B) an amount equal to the lesser of (i) the portion,  if any, of the  Subsequent  Recoveries for Group 1 Loans for such  Distribution  Date not included in the
Class Z-1  Principal  Distribution Amount pursuant to clause (B) of the definition thereof and
(ii) the amount of Realized  Losses  allocated to the Class Y-1  Regular  Interest on previous
Distribution  Dates  (the  amount  in this  clause  (B)(ii)  reduced  by the  amount,  if any, calculated pursuant to this clause (B) for prior Distribution Dates).

        Class Y-1  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Y-2  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Y-2  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Y-2  Regular Interest on such  Distribution  Date and (B) an amount equal to the lesser of (i) the portion,  if any, of the  Subsequent  Recoveries for the Group 2 Loans for such  Distribution  Date not included in the Class Z-2  Principal  Distribution Amount pursuant to clause (B) of the definition thereof and (ii) the  amount of  Realized  Losses  allocated  to the  Class Y-2  Regular  Interest  on previous  Distribution  Dates (the amount in this  clause  (B)(ii)  reduced by the amount,  if any, calculated pursuant to this clause (B) for prior Distribution Dates).

        Class Y-2  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Y-3  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Y-3  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Y-3  Regular Interest on such  Distribution  Date and (B) an amount equal to the lesser of (i) the portion,  if any, of the  Subsequent  Recoveries for Group 3 Loans for such  Distribution  Date not included in the
Class Z-3  Principal  Distribution Amount pursuant to clause (B) of the definition thereof and
(ii) the amount of Realized  Losses  allocated to the Class Y-3  Regular  Interest on previous
Distribution  Dates  (the  amount  in this  clause  (B)(ii)  reduced  by the  amount,  if any, calculated pursuant to this clause (B) for prior Distribution Dates).

        Class Y-3  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Y-4  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Y-4  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Y-4  Regular Interest on such  Distribution  Date and (B) an amount equal to the lesser of (i) the portion,  if any, of the  Subsequent  Recoveries for Group 4 Loans for such  Distribution  Date not included in the
Class Z-4  Principal  Distribution Amount pursuant to clause (B) of the definition thereof and
(ii) the amount of Realized  Losses  allocated to the Class Y-4  Regular  Interest on previous
Distribution  Dates  (the  amount  in this  clause  (B)(ii)  reduced  by the  amount,  if any, calculated pursuant to this clause (B) for prior Distribution Dates).

        Class Y-4  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Y-5  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Y-5  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Y-5  Regular Interest on such  Distribution  Date and (B) an amount equal to the lesser of (i) the portion,  if any, of the  Subsequent  Recoveries for Group 5 Loans for such  Distribution  Date not included in the
Class Z-5  Principal  Distribution Amount pursuant to clause (B) of the definition thereof and
(ii) the amount of Realized  Losses  allocated to the Class Y-5  Regular  Interest on previous
Distribution  Dates  (the  amount  in this  clause  (B)(ii)  reduced  by the  amount,  if any, calculated pursuant to this clause (B) for prior Distribution Dates).

        Class Y-5  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Z Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the  Uncertificated  Balances  of the  Class Z  Regular  Interests  will  be  reduced  on such
Distribution  Date by the  allocation of Realized  Losses and the  distribution  of principal, which  shall be in each  case  the  excess  of (A) the sum of (x) the  excess  of the  REMIC I
Available  Distribution Amount for the related Loan  Group (i.e. the  "related Loan Group" for the  Class Z-1  Regular  Interest  is the  Group 1  Loans,  the  "related  Loan Group" for the
Class Z-2  Regular  Interest  is the  Group 2  Loans,  for the  "related  Loan  Group" for the
Class Z-3  Regular  Interest  is the  Group 3  Loans,  for the  "related  Loan  Group" for the
Class Z-4  Regular  Interest is the  Group 4  Loans and for the  "related  Loan Group" for the
Class Z-5  Regular  Interest  is the  Group 5  Loans)  over  the  sum of the  amounts  thereof distributable  (i) in respect of interest on such  Class Z  Regular  Interest  and the related
Class Y  Regular  Interest,  (ii) to such Class Z  Regular  Interest  and the related  Class Y
Regular  Interest  pursuant  to  clause  (f)(i) of the  definition  of  "REMIC I  Distribution
Amount" and (iii) in the case of the Group 1 Loans,  to the Class R Certificates in respect of
Component I thereof and (y) the amount of  Realized  Losses  allocable  to  principal  for the related  Loan  Group over  (B) the Class Y  Principal  Reduction  Amount for the related  Loan
Group.

        Class Z  Regular  Interests:  The  Class Z-1,   Class Z-2,  Class Z-3,  Class Z-4  and
Class Z-5 Regular Interests.

        Class Z-1  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Z-1  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Z-1  Regular Interest on such  Distribution  Date  and  (B) an  amount  equal  to the  lesser  of  (i)  the  Subsequent
Recoveries  for the Group 1 Loans for such  Distribution  Date and (ii) the amount of Realized
Losses  allocated  to the  Class Z-1  Regular  Interest  on previous  Distribution  Dates (the amount in this clause  (B)(ii)  reduced by the  amount,  if any,  calculated  pursuant to this clause (B) for prior Distribution Dates).

        Class Z-1  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Z-2  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Z-2  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Z-2  Regular Interest on such  Distribution  Date  and  (B) an  amount  equal  to the  lesser  of  (i)  the  Subsequent
Recoveries  for the Group 2 Loans for such  Distribution  Date and (ii) the amount of Realized
Losses  allocated  to the  Class Z-2  Regular  Interest  on previous  Distribution  Dates (the amount in this clause  (B)(ii)  reduced by the  amount,  if any,  calculated  pursuant to this clause (B) for prior Distribution Dates).

        Class Z-2  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Z-3  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Z-3  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Z-3  Regular Interest on such  Distribution  Date  and  (B) an  amount  equal  to the  lesser  of  (i)  the  Subsequent
Recoveries  for the Group 3 Loans for such  Distribution  Date and (ii) the amount of Realized
Losses  allocated  to the  Class Z-3  Regular  Interest  on previous  Distribution  Dates (the amount in this clause  (B)(ii)  reduced by the  amount,  if any,  calculated  pursuant to this clause (B) for prior Distribution Dates).

        Class Z-3  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Z-4  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Z-4  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Z-4  Regular Interest on such  Distribution  Date  and  (B) an  amount  equal  to the  lesser  of  (i)  the  Subsequent
Recoveries  for the Group 4 Loans for such  Distribution  Date and (ii) the amount of Realized
Losses  allocated  to the  Class Z-4  Regular  Interest  on previous  Distribution  Dates (the amount in this clause  (B)(ii)  reduced by the  amount,  if any,  calculated  pursuant to this clause (B) for prior Distribution Dates).

        Class Z-4  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Class Z-5  Principal  Distribution  Amount:  For any Distribution Date, the sum of (A)
the excess,  if any, of the Class Z-5  Principal  Reduction Amount for such  Distribution Date over the principal  portion of Realized Losses allocated to the Class Z-5  Regular Interest on such  Distribution  Date  and  (B) an  amount  equal  to the  lesser  of  (i)  the  Subsequent
Recoveries  for the Group 5 Loans for such  Distribution  Date and (ii) the amount of Realized
Losses  allocated  to the  Class Z-5  Regular  Interest  on previous  Distribution  Dates (the amount in this clause  (B)(ii)  reduced by the  amount,  if any,  calculated  pursuant to this clause (B) for prior Distribution Dates).

        Class Z-5  Regular  Interest:  The  uncertificated  undivided  beneficial  interest in
REMIC I which  constitutes a REMIC I Regular  Interest and is entitled to distributions as set forth herein.

        Closing Date:  March 30, 2006.

        Code:  The Internal Revenue Code of 1986, as amended.

        Compensating  Interest:  With respect to any Distribution  Date, an amount (but not in excess  of the  Servicing  Fee for  such  Distribution  Date)  equal  to  Prepayment  Interest
Shortfalls  resulting from  Principal  Prepayments in Full during the period from the 16th day through the last day of the prior calendar month and resulting  from  Curtailments  during the prior calendar month.

        Cooperative:  A private,  cooperative  housing  corporation  which owns or leases land and all or part of a building or buildings,  including apartments,  spaces used for commercial purposes  and common  areas  therein  and whose  board of  directors  authorizes,  among other things, the sale of Cooperative Stock.

        Cooperative  Apartment:  A dwelling unit in a multi-dwelling  building owned or leased by a Cooperative,  which unit the Mortgagor has an exclusive  right to occupy  pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative  Lease:  With respect to a  Cooperative  Loan,  the  proprietary  lease or occupancy  agreement with respect to the Cooperative  Apartment  occupied by the Mortgagor and relating to the related  Cooperative  Stock,  which lease or  agreement  confers an  exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative  Loans:  Any of the  Mortgage  Loans  made  in  respect  of a  Cooperative
Apartment,  evidenced  by a Mortgage  Note and secured by (i) a Security  Agreement,  (ii) the related  Cooperative  Stock  Certificate,  (iii)  an  assignment  of  the  Cooperative  Lease,
(iv) financing  statements and (v) a stock power (or other similar instrument),  and ancillary
thereto,  a  recognition   agreement  between  the  Cooperative  and  the  originator  of  the
Cooperative  Loan,  each of which was  transferred  and  assigned to the  Trustee  pursuant to
Section 2.01 and are from time to time held as part of the Trust Fund.

        Cooperative  Stock: With respect to a Cooperative  Loan, the single  outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative  Stock  Certificate:  With  respect  to  a  Cooperative  Loan,  the  stock certificate or other instrument evidencing the related Cooperative Stock.

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which office at the date of the  execution of this  instrument  is located at 4
New York  Plaza,  6th  Floor,  New York,  New York,  10004,  Attention:  Worldwide  Securities
Services/Structured Finance Services, GMACM 2006-AR2.

        Credit Support  Depletion Date: The first  Distribution  Date on which the Certificate
Principal Balances of the Subordinate Certificates have been reduced to zero.

        Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained  pursuant to  Section 3.07,  into  which  the  amounts  set  forth in  Section 3.07  shall be  deposited directly.

        Custodial  Agreement:  An agreement  that may be entered into among the Servicer,  the
Trustee and a Custodian  pursuant to which the Custodian will hold certain documents  relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date:  March 1, 2006.

        Cut-off  Date  Principal  Balance:  As to any  Mortgage  Loan,  the  unpaid  principal balance  thereof at the Cut-off Date after giving effect to all  installments of principal due on or prior thereto, whether or not received.

        Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly  Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except  such a  reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding indebtedness  under the Mortgage  Loan, or any reduction in the amount of principal to be paid in connection with any scheduled  Monthly Payment that constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any Certificate other than a Book-Entry Certificate.

        Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the last  business  day  immediately  prior to the next  following monthly  scheduled due date;  "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any  scheduled  due  date  remains  unpaid  as of the  close  of  business  on the last business day  immediately  prior to the second  following  monthly  scheduled due date; and so
on. The  determination  as to whether a Mortgage  Loan falls into these  categories is made as of the close of  business on the last  business  day of each month.  For  example,  a Mortgage
Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business on July
31 would then be  considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the Cut-off Date is  determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering  those  Certificates that are to be Book-Entry  Certificates  is Cede & Co. The Depository  shall at all times be a
"clearing  corporation" as defined in  Section 8-102(a)(5)  of the Uniform  Commercial Code of
the  State of New York and a  "clearing  agency"  registered  pursuant  to the  provisions  of
Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom  from  time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

        Determination  Date: With respect to any  Distribution  Date, the 15th day (or if such
15th day is not a Business Day, the Business Day  immediately  following such 15th day) of the month of the related Distribution Date.

        Disqualified Organization:  Any organization defined as a "disqualified  organization"
under  Section 860E(e)(5)  of the Code, and if not otherwise  included,  any of the following:
(i) the  United  States,  any State or political  subdivision  thereof,  any possession of the
United  States,  or any  agency or  instrumentality  of any of the  foregoing  (other  than an instrumentality  which is a  corporation  if all of its  activities  are  subject  to tax and, except  for  Freddie  Mac,  a  majority  of its board of  directors  is not  selected  by such governmental unit), (ii) a foreign government, any international  organization,  or any agency or  instrumentality  of any of the  foregoing,  (iii) any  organization  (other  than  certain farmers'  cooperatives  described  in  Section 521  of the Code)  which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax  imposed by  Section 511  of the Code on unrelated business taxable income), (iv) rural electric and telephone  cooperatives  described in  Section 1381(a)(2)(C)  of the Code, (v) any "electing  large  partnership,"  as defined in
Section 775(a)  of the Code and (vi) any other Person so  designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by
such  Person  may cause the Trust  Fund or any  Person  having an  Ownership  Interest  in any
Class of  Certificates  (other  than such  Person) to incur a  liability  for any  federal tax imposed  under the Code  that  would not  otherwise  be  imposed  but for the  Transfer  of an
Ownership  Interest  in a Class R  Certificate  to such  Person.  The terms  "United  States",
"State" and "international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Date:  The 19th day of any  month  beginning  in the  month  immediately following the month of the initial  issuance of the  Certificates  or, if such 19th day is not a Business Day, the Business Day immediately following such 19th day.

        Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day
during the related Due Period on which the Monthly Payment is due.

        Due Period:  With respect to each  Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such  Distribution  Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a federal or state  chartered  depository  institution  the accounts of which are insured by the
FDIC  (to the  limits  established  by the  FDIC)  and the  short-term  debt  ratings  and the long-term  deposit  ratings of which are rated in one of the two highest rating  categories by the Rating  Agencies,  or (ii) a trust account or accounts  maintained with a federal or state chartered  depository  institution  or trust company with trust powers acting in its fiduciary capacity  subject to regulations  regarding  fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation  Section 9.10(b),  or (iii) in the case of the Payment Account, a trust  account or accounts  maintained in the corporate  trust  division of the Trustee,  or
(iv) an account or accounts of a depository  institution  acceptable to each Rating Agency (as evidenced  in writing by each  Rating  Agency  that use of any such  account as the  Custodial
Account  or the  Payment  Account  will  not  reduce  the  rating  assigned  to  any  Class of
Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible  Funds:  On any  Distribution  Date and with respect to each Loan Group,  the portion,  if any, of the Available  Distribution  Amount for such Loan  Group remaining  after reduction  by the sum of (i) the  aggregate  amount of  Accrued  Certificate  Interest  on the
related  Senior   Certificates,   (ii)  the  related  Senior  Principal   Distribution  Amount
(determined without regard to  Section 4.02(a)(ii)(D)  hereof),  (iii) the aggregate amount of
Accrued  Certificate  Interest on the Class M,  Class B-1  and Class B-2  Certificates  to the
extent  such  Accrued  Certificate  Interest  is derived  from such Loan  Group,  and (iv) the portion of the payment to the Trustee for any  servicing  transfer  expenses  reimbursable  to the Trustee  pursuant to  Section 7.02(a)  allocated to such Loan Group,  with such allocation being made to each Loan Group pro rata based on the Stated  Principal  Balance of the Mortgage
Loans in each Loan Group.

        Event of Default:  As defined in Section 7.01.

        Excess  Bankruptcy Loss: Any Bankruptcy  Loss, or portion  thereof,  which exceeds the then applicable Bankruptcy Amount.

        Excess  Fraud  Loss:  Any Fraud  Loss,  or portion  thereof,  which  exceeds  the then applicable Fraud Loss Amount.

        Excess  Special  Hazard  Loss:  Any Special  Hazard  Loss,  or portion  thereof,  that exceeds the then applicable Special Hazard Amount.

        Excess  Subordinate  Principal Amount:  With respect to any Distribution Date on which the aggregate  Certificate  Principal  Balance of the Class of  Subordinate  Certificates then outstanding  with the Lowest  Priority is to be reduced to zero and on which  Realized  Losses are to be  allocated  to such class or  classes,  the  excess,  if any, of (i) the amount that would  otherwise  be  distributable  in  respect  of  principal  on such  class or  classes of
Certificates  on such  Distribution  Date  over  (ii) the  excess,  if any,  of the  aggregate
Certificate  Principal  Balance of such class or classes of Certificates  immediately prior to such  Distribution  Date over the aggregate  amount of Realized Losses to be allocated to such
class  or  classes  of  Certificates  on  such  Distribution   Date.  The  Excess  Subordinate
Principal  Amount will be allocated  among each Loan  Group on a pro rata basis in  accordance with the amount of  Realized  Losses  attributable  to each Loan  Group and  allocated  to the
Subordinate Certificates on such Distribution Date.

        Extraordinary  Events:  Any of the  following  conditions  with respect to a Mortgaged
Property (or,  with respect to a  Cooperative  Loan,  the  Cooperative  Apartment) or Mortgage
Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a)    losses that are of the type that would be covered by the  fidelity  bond and the errors and omissions  insurance  policy required to be maintained  pursuant to
        Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b)    nuclear reaction or nuclear radiation or radioactive contamination,  all whether  controlled  or  uncontrolled,  and whether  such loss be direct or  indirect, proximate or remote or be in whole or in part caused by,  contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c)    hostile or warlike action in time of peace or war,  including  action in hindering, combating or defending against an actual, impending or expected attack:

                      1.     by any  government or sovereign  power,  de jure or de facto,  or by any  authority  maintaining  or using  military,  naval or air forces; or

                      2.     by military, naval or air forces; or

                      3.     by an agent of any such government, power, authority or forces;

               (d)    any weapon of war employing atomic fission or radioactive  force whether in time of peace or war; or

               (e)    insurrection,  rebellion, revolution, civil war, usurped power or action taken by governmental  authority in hindering,  combating or defending against such an
        occurrence,   seizure  or  destruction   under  quarantine  or  customs   regulations,
        confiscation  by order of any government or public  authority;  or risks of contraband or illegal transportation or trade.

        Extraordinary  Losses:  Any loss  incurred on a Mortgage  Loan caused by or  resulting from an Extraordinary Event.

        Fannie  Mae:  Federal  National  Mortgage  Association,  or Fannie  Mae,  a  federally chartered and privately owned  corporation  organized and existing under the Federal  National
Mortgage Association Charter Act, or any successor thereto.
        FASIT:  A "financial  asset  securitization  investment  trust"  within the meaning of
Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates  will be made pursuant to Section 9.01,  which Final  Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period  described  in
Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure  Profits:  With respect to any Distribution Date or related  Determination
Date and any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance  Proceeds
and REO Proceeds (net of all amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))
in  respect  of each  Mortgage  Loan or REO  Property  for  which  a Cash  Liquidation  or REO
Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance  of  such  Mortgage  Loan  or  REO  Property  (determined,  in  the  case  of  an  REO
Disposition,  in  accordance  with  Section 3.14)  plus  accrued  and unpaid  interest  at the
Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash
Liquidation or REO Disposition occurred.

        Fraud Loss Amount:  As of any date of determination  after the Cut-off Date, an amount equal to: (X) prior to the third  anniversary  of the Cut-off Date an amount equal to 1.00% of the aggregate  outstanding  principal  balance of all of the Mortgage  Loans as of the Cut-off
Date minus the  aggregate  amount of Fraud  Losses  allocated  solely to one or more  specific
Classes of  Certificates  in  accordance  with  Section 4.05 since the Cut-off Date up to such date of  determination,  and (Y) from the third to the fifth  anniversary of the Cut-off Date, an  amount  equal to (1) the  lesser  of (a) the  Fraud  Loss  Amount  as of the  most  recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate  outstanding  principal balance of all of the Mortgage  Loans as of the most recent  anniversary of the Cut-off Date minus (2)
the  aggregate  amount of Fraud Losses  allocated  solely to one or more  specific  Classes of
Certificates  in  accordance  with  Section  4.05  since the most  recent  anniversary  of the
Cut-off  Date up to such date of  determination.  On and after  the fifth  anniversary  of the
Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Servicer  (including  accelerating the manner in which such coverage is reduced)  provided that prior to any such reduction,  the
Servicer shall  (i) obtain  written  confirmation  from each Rating Agency that such reduction shall not reduce the rating  assigned  to any  Class of  Certificates  by such  Rating  Agency below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency and  (ii) provide  a copy of such written  confirmation to the Trustee.

        Fraud  Losses:  Losses  on  Mortgage  Loans  as  to  which  there  was  fraud  in  the origination of such Mortgage Loan.

        Freddie  Mac:  Federal  Home Loan  Mortgage  Corporation,  or Freddie Mac, a corporate instrumentality  of the United  States  created and existing  under Title III of the Emergency
Home Finance Act of 1970, as amended, or any successor thereto.

        GMACM:  GMAC Mortgage  Corporation,  a  Pennsylvania  corporation,  in its capacity as seller of the Mortgage Loans to the Company, and any successor thereto.

        Group 1 Loans:  The Mortgage Loans designated in Exhibit E-1.

        Group 1 Net WAC Rate:  With respect to any  Distribution  Date, a per annum rate equal to the  weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the  Modified  Net
Mortgage  Rates) on the Group 1  Loans using the Net Mortgage  Rates in effect for the Monthly
Payments due on such  Mortgage  Loans during the related Due Period,  weighted on the basis of the respective Stated Principal Balances thereof immediately prior to such Distribution Date.

        Group 1 Senior  Percentage:  With respect to any Distribution  Date, the lesser of (x)
100% and (y) a  fraction,  expressed as a percentage,  the numerator of which is the aggregate
Certificate  Principal  Balance  of the  Class  1-A  Certificates  and  Class  R  Certificates
immediately  prior to such  Distribution  Date and the  denominator  of which is the aggregate
Stated Principal  Balance of all of the Group 1 Loans (or related REO Properties)  immediately prior to such Distribution  Date;  provided,  however,  that on any Distribution Date on which the  aggregate  Certificate  Principal  Balance of the  Class 2-A,  Class 3-A,  Class 4-A  and
Class 5-A  Certificates has been reduced to zero, the Group 1 Senior Percentage will equal the lesser of (x) the aggregate  Certificate  Principal Balance of the Class 1-A  Certificates and
Class R  Certificates  immediately  prior to that  Distribution  Date divided by the aggregate
Stated  Principal  Balance of all of the  Mortgage  Loans in all four Loan Groups  immediately prior to that Distribution Date and (y) 100%.

        Group 1 Senior Principal  Distribution  Amount: With respect to any Distribution Date, the  lesser  of  (a) the  balance  of the  Available  Distribution  Amount  for  Loan  Group 1
remaining  after  the  distribution  of  all  amounts  required  to be  distributed  therefrom pursuant to  Section 4.02(a)(i)(I),  and (b) the sum of the amounts required to be distributed therefrom  to the  holders of the Class 1-A  Certificates  and  Class R  Certificates  on such
Distribution Date pursuant to Section 4.02(a)(ii) hereof.

        Group 2 Loans:  The Mortgage Loans designated in Exhibit E-2.

        Group 2 Net WAC Rate:  With respect to any  Distribution  Date, a per annum rate equal to the  weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the  Modified  Net
Mortgage  Rates) on the Group 2  Loans using the Net Mortgage  Rates in effect for the Monthly
Payments due on such  Mortgage  Loans during the related Due Period,  weighted on the basis of the respective Stated Principal Balances thereof immediately prior to such Distribution Date.

        Group 2 Senior  Percentage:  With respect to any Distribution  Date, the lesser of (x)
100% and (y) a  fraction,  expressed as a percentage,  the numerator of which is the aggregate
Certificate  Principal  Balance  of the  Class 2-A  Certificates  immediately  prior  to  such
Distribution  Date and the denominator of which is the aggregate Stated  Principal  Balance of all of the Group 2 Loans (or related REO Properties)  immediately  prior to such  Distribution
Date;  provided,  however,  that on any Distribution  Date on which the aggregate  Certificate
Principal  Balance of the Class 1-A,  Class 4-A,  Class and  Class 5-A  Certificates  has been reduced to zero, the Group 2 Senior  Percentage  will equal the lesser of (x) the  Certificate
Principal  Balance of the Class 2-A  Certificates  immediately prior to that Distribution Date divided by the aggregate  Stated  Principal  Balance of all of the Mortgage  Loans in all four
Loan Groups immediately prior to that Distribution Date and (y) 100%.

        Group 2 Senior Principal  Distribution  Amount: With respect to any Distribution Date, the  lesser  of  (a) the  balance  of the  Available  Distribution  Amount  for  Loan  Group 2
remaining  after  the  distribution  of  all  amounts  required  to be  distributed  therefrom
pursuant  to  Section 4.02(a)(i)(II),   and  (b)  the  sum  of  the  amounts  required  to  be
distributed  therefrom to the holders of the Class 2-A  Certificates on such Distribution Date pursuant to Section 4.02(a)(ii) hereof.

        Group 3 Loans:  The Mortgage Loans designated in Exhibit E-3.

        Group 3 Net WAC Rate:  With respect to any  Distribution  Date, a per annum rate equal to the  weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the  Modified  Net
Mortgage  Rates) on the Group 3  Loans using the Net Mortgage  Rates in effect for the Monthly
Payments due on such  Mortgage  Loans during the related Due Period,  weighted on the basis of the respective Stated Principal Balances thereof immediately prior to such Distribution Date.

        Group 3 Senior  Percentage:  With respect to any Distribution  Date, the lesser of (x)
100% and (y) a  fraction,  expressed as a percentage,  the numerator of which is the aggregate
Certificate  Principal  Balance  of the  Class 3-A  Certificates  immediately  prior  to  such
Distribution  Date and the denominator of which is the aggregate Stated  Principal  Balance of all of the Group 3 Loans (or related REO Properties)  immediately  prior to such  Distribution
Date;  provided,  however,  that on any Distribution  Date on which the aggregate  Certificate
Principal Balance of the Class 1-A, Class 2-A,  Class 4-A and Class 5-A  Certificates has been reduced to zero, the Group 3 Senior  Percentage  will equal the lesser of (x) the  Certificate
Principal  Balance of the Class 3-A  Certificates  immediately prior to that Distribution Date divided by the aggregate  Stated  Principal  Balance of all of the Mortgage  Loans in all four
Loan Groups immediately prior to that Distribution Date and (y) 100%.

        Group 3 Senior Principal  Distribution  Amount: With respect to any Distribution Date, the  lesser  of  (a) the  balance  of the  Available  Distribution  Amount  for  Loan  Group 3
remaining  after  the  distribution  of  all  amounts  required  to be  distributed  therefrom pursuant  to  Section 4.02(a)(i)(III),  and  (b)  the  sum  of  the  amounts  required  to  be distributed  therefrom to the holders of the Class 3-A  Certificates on such Distribution Date pursuant to Section 4.02(a)(ii) hereof.

        Group 4 Loans:  The Mortgage Loans designated in Exhibit E-4.

        Group 4 Net WAC Rate:  With respect to any  Distribution  Date, a per annum rate equal to the  weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the  Modified  Net
Mortgage  Rates) on the Group 4  Loans using the Net Mortgage  Rates in effect for the Monthly
Payments due on such  Mortgage  Loans during the related Due Period,  weighted on the basis of the respective Stated Principal Balances thereof immediately prior to such Distribution Date.

        Group 4 Senior  Percentage:  With respect to any Distribution  Date, the lesser of (x)
100% and (y) a  fraction,  expressed as a percentage,  the numerator of which is the aggregate
Certificate  Principal  Balance  of the  Class 4-A  Certificates  immediately  prior  to  such
Distribution  Date and the denominator of which is the aggregate Stated  Principal  Balance of all of the Group 4 Loans (or related REO Properties)  immediately  prior to such  Distribution
Date;  provided,  however,  that on any Distribution  Date on which the aggregate  Certificate
Principal Balance of the Class 1-A, Class 2-A,  Class 3-A and Class 5-A  Certificates has been reduced to zero, the Group 4 Senior  Percentage  will equal the lesser of (x) the  Certificate
Principal  Balance of the Class 4-A  Certificates  immediately prior to that Distribution Date divided by the aggregate  Stated  Principal  Balance of all of the Mortgage  Loans in all four
Loan Groups immediately prior to that Distribution Date and (y) 100%.

        Group 4 Senior Principal  Distribution  Amount: With respect to any Distribution Date, the  lesser  of  (a) the  balance  of the  Available  Distribution  Amount  for  Loan  Group 4
remaining  after  the  distribution  of  all  amounts  required  to be  distributed  therefrom pursuant  to  Section 4.02(a)(i)(III),  and  (b)  the  sum  of  the  amounts  required  to  be distributed  therefrom to the holders of the Class 4-A  Certificates on such Distribution Date pursuant to Section 4.02(a)(ii) hereof.

        Group 5 Loans:  The Mortgage Loans designated in Exhibit E-5.

        Group 5 Net WAC Rate:  With respect to any  Distribution  Date, a per annum rate equal to the  weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the  Modified  Net
Mortgage  Rates) on the Group 5  Loans using the Net Mortgage  Rates in effect for the Monthly
Payments due on such  Mortgage  Loans during the related Due Period,  weighted on the basis of the respective Stated Principal Balances thereof immediately prior to such Distribution Date.

        Group 5 Senior  Percentage:  With respect to any Distribution  Date, the lesser of (x)
100% and (y) a  fraction,  expressed as a percentage,  the numerator of which is the aggregate
Certificate  Principal  Balance  of the  Class 5-A  Certificates  immediately  prior  to  such
Distribution  Date and the denominator of which is the aggregate Stated  Principal  Balance of all of the Group 4 Loans (or related REO Properties)  immediately  prior to such  Distribution
Date;  provided,  however,  that on any Distribution  Date on which the aggregate  Certificate
Principal Balance of the Class 1-A, Class 2-A,  Class 3-A and Class 4-A  Certificates has been reduced to zero, the Group 5 Senior  Percentage  will equal the lesser of (x) the  Certificate
Principal  Balance of the Class 5-A  Certificates  immediately prior to that Distribution Date divided by the aggregate  Stated  Principal  Balance of all of the Mortgage  Loans in all four
Loan Groups immediately prior to that Distribution Date and (y) 100%.

        Group 5 Senior Principal  Distribution  Amount: With respect to any Distribution Date, the  lesser  of  (a) the  balance  of the  Available  Distribution  Amount  for  Loan  Group 5
remaining  after  the  distribution  of  all  amounts  required  to be  distributed  therefrom pursuant  to  Section 4.02(a)(i)(III),  and  (b)  the  sum  of  the  amounts  required  to  be distributed  therefrom to the holders of the Class 5-A  Certificates on such Distribution Date pursuant to Section 4.02(a)(ii) hereof.

        Highest  Priority:  As  of  any  date  of  determination,   the  Class of  Subordinate
Certificates   then  outstanding  with  the  earliest   priority  for  payments   pursuant  to
Section 4.02(a),   in  the  following  order:  Class M-1,   Class M-2,  Class M-3,  Class B-1,
Class B-2 and Class B-3 Certificates.

        Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact  independent  of the Company,  the Servicer and the Trustee,  or any  Affiliate
thereof,  (ii) does not have any direct financial  interest or any material indirect financial interest in the Company,  the Servicer or the Trustee or in an  Affiliate  thereof,  and (iii)
is not  connected  with the  Company,  the  Servicer or the  Trustee as an officer,  employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Index:  With respect to any Mortgage Loan and as to any Adjustment Date therefor,  the related index as stated in the related Mortgage Note.

        Indirect Depository  Participant:  An institution that is not a Depository Participant but clears through or maintains a custodial  relationship  with Participants and has access to the Depository's clearing system.

        Initial  Certificate  Principal Balance:  With respect to each Class of  Certificates, the  Certificate  Principal  Balance of such Class of  Certificates as of the Cut-off Date, as set forth in the Preliminary Statement hereto.

        Initial  Subordinate  Class Percentage:  With  respect  to each  Class of  Subordinate
Certificates,  an  amount  which is  equal  to the  initial  aggregate  Certificate  Principal
Balance of such Class of  Subordinate  Certificates  divided by the aggregate Stated Principal
Balance of all the Mortgage Loans as of the Cut-off Date as follows:

                                  Class M-1: 2.35% Class B-1: 0.55%
                                  Class M-2: 1.00% Class B-2: 0.45%
                                  Class M-3: 0.60% Class B-3: 0.30%

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance  Policy or any other related  insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the  Mortgage,  any  Subservicer, the Servicer or the Trustee and are not applied to the  restoration  of the related  Mortgaged
Property  (or,  with respect to a  Cooperative  Loan,  the related  Cooperative  Apartment) or released to the Mortgagor in accordance  with the  procedures  that the Servicer  would follow in servicing mortgage loans held for its own account.

        Insurer:  Any  named  insurer  under any  Primary  Insurance  Policy or any  successor thereto or the named insurer in any replacement policy.

        Interest  Accrual  Period:   With  respect  to  any  Class  of  Certificates  and  any
Distribution  Date, the calendar  month  preceding the month in which such  Distribution  Date occurs.

        Issuer Exemption:  As defined in Section 5.02(e)(ii).

        Junior  Certificateholder:  The  Holder  of  not  less  than  95%  of  the  Percentage
Interests of the Junior Class of Certificates.

        Junior Class of  Certificates:  The Class of Subordinate  Certificates  outstanding as of the date of the  repurchase  of a Mortgage Loan  pursuant to  Section 4.07  herein that has the Lowest Priority.

        Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as  late  payments  of  Monthly  Payments  or  as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation  Proceeds:  Amounts  (other  than  Insurance  Proceeds)  received  by  the
Servicer  in  connection  with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection with the liquidation of a defaulted
Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group:  Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 or Loan Group 5.

        Loan Group 1:  The group of Mortgage Loans comprised of the Group 1 Loans.

        Loan Group 2:  The group of Mortgage Loans comprised of the Group 2 Loans.

        Loan Group 3:  The group of Mortgage Loans comprised of the Group 3 Loans.

        Loan Group 4:  The group of Mortgage Loans comprised of the Group 4 Loans.

        Loan Group 5:  The group of Mortgage Loans comprised of the Group 5 Loans.

        Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of  determination  and  the  denominator  of  which  is the  Appraised  Value  of the  related
Mortgaged Property.

        Lower  Priority:  As of any  date  of  determination  and  any  Class  of  Subordinate
Certificates,  any other  Class of  Subordinate  Certificates  then  outstanding  with a later priority for payments pursuant to Section 4.02(a).

        Lowest  Priority:   As  of  any  date  of  determination,   the  Class of  Subordinate
Certificates   then   outstanding   with  the  latest   priority  for  payments   pursuant  to
Section 4.02(a),   in  the  following  order:  Class B-3,   Class B-2,  Class B-1,  Class M-3,
Class M-2 and Class M-1 Certificates.

        Maturity  Date:  With respect to each Class of  Certificates,  the  Distribution  Date occurring in May 2036.

        Maximum  Mortgage  Rate:  With  respect  to each  Mortgage  Loan,  the per annum  rate indicated  on the  Mortgage  Loan  Schedule as the maximum  mortgage  rate,  which rate is the maximum  interest  rate that may be  applicable  to such  Mortgage Loan at any time during the life of such Mortgage Loan.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

        Minimum  Mortgage Rate:  With respect to each Mortgage Loan, a per annum rate equal to the greater of (i) the Note Margin and (ii) the rate  indicated on the Mortgage  Loan Schedule as the minimum  mortgage rate,  which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

        Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

        Modified  Net  Mortgage  Rate:  As to any  Mortgage  Loan  that  is the  subject  of a
Servicing  Modification,  the Net Mortgage Rate minus the rate per annum by which the Mortgage
Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and any Due Date,  the  payment of  principal  and  interest  due thereon in  accordance  with the amortization  schedule  at  the  time  applicable  thereto  (after  adjustment,  if  any,  for
Curtailments  and for  Deficient  Valuations  occurring  prior to such Due Date but before any adjustment to such amortization  schedule by reason of any bankruptcy,  other than a Deficient
Valuation,  or similar  proceeding  or any  moratorium  or similar  waiver or grace period and before any Servicing  Modification  that  constitutes a reduction of the interest rate on such
Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successors in interest.

        Mortgage:  With respect to each  Mortgage Note related to a Mortgage Loan which is not a Cooperative  Loan, the mortgage,  deed of trust or other  comparable  instrument  creating a first  lien on an estate in fee  simple or  leasehold  interest  in real  property  securing a
Mortgage Note.

        Mortgage  File:  (I) with  respect to each  Mortgage  Loan (other  than a  Cooperative
Loan):

(i)     The original Mortgage Note,  endorsed without recourse in blank, or in the name of the
               Trustee as trustee,  and signed by an  authorized  officer  (which  endorsement shall  contain  either an original  signature  or a facsimile  signature  of an authorized  officer of GMACM,  and if in the form of an  allonge,  the  allonge shall be stapled  to the  Mortgage  Note),  with all  intervening  endorsements showing  a  complete  chain  of title  from the  originator  to  GMACM.  If the
               Mortgage Loan was acquired by the endorser in a merger,  the  endorsement  must be by  "____________,  successor  by merger to [name of  predecessor]".  If the
               Mortgage Loan was acquired or originated by the endorser  while doing  business under another name, the endorsement must be by "____________  formerly known as
               [previous name]";

(ii)    The original  Mortgage,  noting the presence of the MIN of the Mortgage  Loan,  if the
               Mortgage is registered on the MERS(R)System,  and language  indicating  that the
               Mortgage Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with evidence of  recording  indicated  thereon or a copy of the  Mortgage  certified  by the public recording office in which such Mortgage has been recorded;

(iii)   The  original of any  guarantee  executed in  connection  with the Mortgage  Note,  if applicable;

(iv)    Any rider or the original of any  modification  agreement  executed in connection with the related  Mortgage Note or Mortgage,  with evidence of recording if required by applicable law;

(v)     Unless the Mortgage Loan is registered on the MERS(R)System, an original  Assignment or
               Assignments of the Mortgage  (which may be included in a blanket  assignment or assignments)  from GMACM to "JPMorgan  Chase Bank,  N.A., as Trustee under that certain  Pooling and Servicing  Agreement dated as of March 30, 2006, for GMACM
               Mortgage  Pass-Through  Certificates,  Series 2006-AR2"  c/o the Servicer at an
               address specified by the Servicer,  and signed by an authorized officer,  which assignment  shall be in form and substance  acceptable  for  recording.  If the
               Mortgage Loan was acquired by the assignor in a merger,  the assignment must be
               by   "   ,    successor   by   merger   to   [name   of    predecessor]".    If
               the  Mortgage  Loan was  acquired or  originated  by the  assignor  while doing business  under another name,  the  assignment  must be by "_________  formerly known as [previous name]";

(vi)    Originals  of all  intervening  assignments  of  mortgage,  which  together  with  the
               Mortgage  shows a complete  chain of title from the  originator to GMACM (or to
               MERS, if the Mortgage  Loan is registered on the MERS(R)System,  and which notes the presence of a MIN),  with evidence of recording  thereon,  or a copy of the
               assignment   certified  by  the  applicable  recording  office  in  which  such assignment has been recorded;

(vii)   The original  mortgagee policy of title  insurance,  including riders and endorsements thereto,  or if the policy has not yet been issued, (i) a written commitment or interim binder for title issued by the title  insurance or escrow company dated as of the date the  Mortgage  Loan was funded,  with a  statement  by the title insurance  company or closing  attorney  that the  priority  of the lien of the related  Mortgage  during the  period  between  the date of the  funding of the related  Mortgage  Loan and the date of the related  title policy  (which title policy  shall be dated  the  date of  recording  of the  related  Mortgage)  is insured,  or (ii) a  preliminary  title  report  issued by a title  insurer  in anticipation  of issuing a title  insurance  policy  which  evidences  existing liens and gives a preliminary  opinion as to the absence of any  encumbrance on title to the  Mortgaged  Property,  except  liens to be  removed  on or  before purchase by the Mortgagor or which constitute customary  exceptions  acceptable to lenders  generally;  or other  evidence  of title  insurance  acceptable  to
               Fannie Mae or Freddie Mac, in  accordance  with the Fannie Mae  Seller/Servicer
               Guide or Freddie Mac Seller/Servicer Guide, respectively;

(viii)  A certified true copy of any power of attorney, if applicable; and

(ix)    Originals of any security  agreement,  chattel mortgage or the equivalent  executed in connection with the Mortgage, if any.

and (II) with respect to each Cooperative Loan:

(i)     The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to GMACM;

(ii)    A counterpart of the Cooperative  Lease and the Assignment of Proprietary Lease to the
               originator of the  Cooperative  Loan with  intervening  assignments  showing an unbroken chain of title from such originator to the Trustee;

(iii)   The related Cooperative Stock Certificate,  representing the related Cooperative Stock pledged with respect to such Cooperative  Loan,  together with an undated stock power (or other similar instrument) executed in blank;

(iv)    The  original  recognition  agreement  by  the  Cooperative  of the  interests  of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi)    Copies of the original  UCC  financing  statement,  and any  continuation  statements, filed by the originator of such  Cooperative  Loan as secured party,  each with evidence of recording thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii)   Copies of the filed UCC assignments or amendments of the security interest  referenced in clause (vi) above showing an unbroken  chain of title from the originator to the Trustee,  each with evidence of recording thereof,  evidencing the interest
               of  the  originator  under  the  Security   Agreement  and  the  Assignment  of
               Proprietary Lease;

(viii)  An executed  assignment of the interest of the  originator in the Security  Agreement,
               Assignment of Proprietary  Lease and the  recognition  agreement  referenced in clause (iv) above,  showing an unbroken  chain of title from the  originator to the Trustee;

(ix)    The original of each modification,  assumption  agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x)     A duly  completed UCC  financing  statement  showing  GMACM as debtor,  the Company as secured  party and the Trustee as assignee and a duly  completed  UCC financing statement  showing the Company as debtor and the Trustee as secured party, each in a form  sufficient  for filing,  evidencing  the interest of such debtors in the Cooperative Loans.

It is  understood  that the Mortgage  File (other than the  Mortgage  Note) may be retained in microfilm,  microfiche,  optical  storage or  magnetic  media in lieu of hard copy;  provided, that with  respect to any  Mortgage  Loan not  registered  on the MERS(R)System,  the original
Assignments required by (I)(v) above shall be retained in the Mortgage File.

        Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as
Exhibit E-1 (with  respect to the  Group 1  Loans),  Exhibit E-2 (with  respect to the Group 2
Loans),  Exhibit E-3 (with  respect to the Group 3  Loans),  Exhibit E-4 (with  respect to the
Group 4  Loans) and Exhibit  E-5 (with  respect to the Group 5  Loans),  each as amended  from time to time to reflect the addition of Qualified  Substitute  Mortgage  Loans,  which list or lists shall set forth the following  information  as to each Mortgage Loan in the related Loan
Group:

(a)     loan number;

(b)     state code;

(c)     zip code;

(d)     the Loan-to-Value Ratio;

(e)     the original principal balance and date of the Mortgage Note;

(f)     the first Due Date;

(g)     the type of Mortgaged Property;

(h)     the scheduled monthly payment in effect as of the Cut-off Date;

(i)     the principal balance as of the Cut-off Date;

(j)     the Mortgage Rate as of the Cut-off Date;

(k)     the occupancy status;

(l)     the purpose of the Mortgage Loan;

(m)     the paid-through date of the Mortgage Loan;

(n)     the Maximum Mortgage Rate;

(o)     the Minimum Mortgage Rate;

(p)     the Note Margin;

(q)     the documentation type; and

(r)     the code "Y" under the column "BUYDOWN", indicating that the Mortgage Loan     is a
Buydown Mortgage Loan, if applicable.

        Such schedule may consist of multiple  reports that  collectively set forth all of the information required.

        Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant to  Section 2.01  as from time to time are held or deemed to be held as a part of the
Trust Fund, the Mortgage  Loans  originally so held being  identified in the initial  Mortgage
Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the
Trust Fund  including,  without  limitation,  (i) with respect to each  Cooperative  Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock Certificate,  Cooperative Lease and Mortgage File and all rights  appertaining  thereto, and  (ii) with  respect to each  Mortgage  Loan other than a  Cooperative  Loan,  each related
Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under  a  Mortgage  Loan,  together  with  any modification thereto.

        Mortgage  Pool:  The  pool of  mortgage  loans  including  in all of the  Loan  Groups consisting of the Mortgage Loans.

        Mortgage  Rate:  As to any  Mortgage  Loan,  the  interest  rate borne by the  related
Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged  Property:  The underlying  real property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage  Rate:  As to each  Mortgage  Loan,  the related  Mortgage Rate minus the
Servicing Fee Rate.

        Non-Primary  Residence  Loans:  The Mortgage Loans  designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Servicer in respect of a Mortgage  Loan (other than a Deleted  Mortgage  Loan)  which,  in the good faith judgment of the Servicer,  will not, or, in the case of a proposed  Advance,  would not, be  ultimately  recoverable  by the Servicer  from related  Late  Collections,  Insurance
Proceeds,  Liquidation  Proceeds,  REO  Proceeds  or  amounts  reimbursable  to  the  Servicer pursuant to  Section 4.02(a)  hereof.  The  determination  by the Servicer  that it has made a
Nonrecoverable  Advance  or that  any  proposed  Advance  would  constitute  a  Nonrecoverable
Advance,  shall be  evidenced  by an  Officer's  Certificate  delivered to the Company and the
Trustee promptly following such determination.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

        Note Margin:  With respect to each Mortgage  Loan,  the fixed  percentage set forth in the related  Mortgage  Note and  indicated on the Mortgage  Loan  Schedule as the note margin, which  percentage  is added to the Index on each  Adjustment  Date to  determine  (subject  to rounding  in  accordance  with the  related  Mortgage  Note,  the  Periodic  Cap,  the Maximum
Mortgage  Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such Mortgage
Loan until the next Adjustment Date.

        Officer's  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President  or a Vice  President  or  Assistant  Vice  President,  or a  Director  or  Managing
Director,  and,  if  necessary,  by the  Treasurer,  the  Secretary,  or one of the  Assistant
Treasurer or Assistant  Secretaries  of the Company or the  Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Servicer,  who may be counsel for the Company or the  Servicer,  provided  that any opinion of counsel (i) referred to in the definition of  "Disqualified  Organization" or (ii) relating to the  qualification  of any  REMIC  or  compliance  with  the  REMIC  Provisions  must,  unless otherwise specified, be an opinion of Independent counsel.

        Outstanding  Mortgage  Loan:  As to any Due Date, a Mortgage  Loan  (including  an REO
Property)  which was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or
REO  Disposition  and which was not purchased,  deleted or  substituted  for prior to such Due
Date pursuant to Section 2.02, 2.04 or 4.07.

        Overcollateralized  Group:  Any of the Group 1  Loans,  the Group 2  Loans and Group 3
Loans, if on any Distribution Date such Loan Group is not an Undercollateralized Group.

        Ownership  Interest:  As to any  Certificate,  any  ownership or security  interest in such  Certificate,  including any interest in such  Certificate  as the Holder thereof and any other  interest  therein,  whether  direct or indirect,  legal or  beneficial,  as owner or as pledgee.

        Pass-Through  Rate:  With  respect  to the  Class 1-A  Certificates  and  the  Class R
Certificates  in respect of  Component I thereof and any  Distribution  Date,  the Group 1 Net
WAC Rate. With respect to the Class 2-A  Certificates and any  Distribution  Date, the Group 2
Net WAC Rate.  With respect to the  Class 3-A  Certificates  and any  Distribution  Date,  the
Group 3 Net WAC Rate. With respect to the Class 4-A  Certificates and any  Distribution  Date,
the Group 4 Net WAC Rate.  With respect to the  Class 5-A  Certificates  and any  Distribution
Date,  the Group 5 Net WAC Rate.  With respect to each class of Subordinate  Certificates  and any  Distribution  Date,  the  weighted  average of the Group 1 Net WAC Rate,  Group 2 Net WAC
Rate,  Group 3 Net WAC Rate,  Group 4  Net WAC Rate and Group 5 Net WAC Rate,  weighted on the basis of the related Subordinate Component.

        Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

        Payment  Account:  The  separate  and  segregated  account  or  accounts  created  and maintained  pursuant to Section 4.01,  which shall be entitled  "JPMorgan Chase Bank, N.A., as trustee,  in trust for the registered  holders of Residential Asset Mortgage  Products,  Inc.,
GMACM  Mortgage  Pass-Through  Certificates,  Series 2006-AR2"  and which must be an  Eligible
Account.

        Payment  Account  Deposit Date:  With respect to any  Distribution  Date, the Business
Day prior thereto.

        Percentage   Interest:   With  respect  to  any  Certificate  (other  than  a  Class R
Certificate),  the undivided percentage  ownership interest in the related  Class evidenced by such  Certificate,  which  percentage  ownership  interest  shall  be  equal  to  the  Initial
Certificate  Principal Balance thereof divided by the aggregate Initial Certificate  Principal
Balance of all the  Certificates  of the same Class.  With  respect to a Class R  Certificate, the  interest  in  distributions  to be made with  respect  to such  Class evidenced  thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Periodic Cap: With respect to each  Mortgage  Loan,  the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments:  One or more of the following:

               (i)    obligations  of or  guaranteed  as to timely  payment of  principal  and interest  by the United  States or any  agency or  instrumentality  thereof  when such obligations are backed by the full faith and credit of the United States;

               (ii)   repurchase  agreements on  obligations  specified in clause (i) maturing not more  than one  month  from the date of  acquisition  thereof,  provided  that the unsecured  short-term  debt  obligations  of the party  agreeing  to  repurchase  such obligations  are at the time rated by each  Rating  Agency in its  highest  short-term rating available;

               (iii)  federal funds,  certificates of deposit,  demand deposits, time deposits and bankers'  acceptances (which shall each have an original maturity of not more than
        90 days and, in the case of bankers'  acceptances,  shall in no event have an original maturity  of  more  than  365 days  or a  remaining  maturity  of more  than 30  days)
        denominated  in United  States  dollars of any U.S.  depository  institution  or trust company  incorporated  under the laws of the United  States or any state thereof or of any domestic branch of a foreign  depository  institution or trust company;  provided, that the short-term debt  obligations of such depository  institution or trust company
        (or, if the only  Rating  Agency is  Standard & Poor's,  in the case of the  principal depository  institution in a depository  institution holding company, debt obligations of the depository  institution  holding  company) at the date of  acquisition  thereof have been rated by each Rating Agency in its highest short-term rating available;  and provided  further  that,  if the only  Rating  Agency is  Standard & Poor's and if the depository  or trust company is a principal  subsidiary of a bank holding  company and the debt  obligations  of such  subsidiary are not  separately  rated,  the applicable rating shall be that of the bank holding company;  and,  provided further that, if the original  maturity  of such  short-term  debt  obligations  of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term rating  of such  institution  shall  be  A-1+ in the  case of  Standard  &  Poor's  if
        Standard & Poor's is the Rating Agency;

               (iv)   commercial  paper and demand notes  (having  original  maturities of not more  than 365 days) of any  corporation  incorporated  under  the laws of the  United
        States or any state  thereof which on the date of  acquisition  has been rated by each
        Rating  Agency  in  its  highest  short-term  rating  available;  provided  that  such commercial paper shall have a remaining maturity of not more than 30 days;

               (v)    any mutual fund,  money  market fund,  common trust fund or other pooled investment  vehicle,  the assets of which are limited to  instruments  that  otherwise would constitute  Permitted  Investments  hereunder and have been rated by each Rating
        Agency in its highest  short-term  rating  available,  including any such fund that is managed by the  Trustee or any  affiliate  of the  Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

               (vi)   other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted  Investment hereunder and will not reduce the rating assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current rating or the rating  assigned to such  Certificates  as of the  Closing  Date by such
        Rating Agency, as evidenced in writing;

provided,  however,  no instrument  shall be a Permitted  Investment if it represents,  either
(1) the  right  to  receive  only  interest  payments  with  respect  to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest  rating  available on unsecured  long-term  rating  category  available  shall  mean AAA in the case of each  Rating
Agency,  and references herein to the highest  short-term rating category available shall mean
A-1+ in the case of each Rating Agency.

        Permitted  Transferee:  Any  Transferee  of  a  Class R  Certificate,   other  than  a
Disqualified Organization or Non-United States Person.

        Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture,  association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Pool Stated Principal  Balance:  With respect to any Distribution  Date, the aggregate of the Stated Principal Balances of the Mortgage Loans.

        Prepayment  Assumption:  The  prepayment  assumption  of 20% of the  prepayment  speed assumption,  used for  determining  the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes.

        Prepayment Distribution  Percentage:  With respect to any Distribution Date, each Loan
Group and  each Class of  Subordinate  Certificates,  under the applicable  circumstances  set forth below, the respective percentages set forth below:

               (i)    For  any   Distribution   Date  on  which   any   Class of   Subordinate
        Certificates are outstanding:

                      (a)    in  the  case  of  the  Class of  Subordinate  Certificates  then
        outstanding   with  the  Highest   Priority  and  each  other   Class of   Subordinate
        Certificates  for  which  the  related  Prepayment   Distribution   Trigger  has  been
        satisfied,  a fraction,  expressed  as a  percentage,  the  numerator  of which is the
        Certificate  Principal  Balance of such  Class immediately  prior to such date and the denominator  of which is the sum of the  Certificate  Principal  Balances  immediately prior to such date of (1) the Class of Subordinate  Certificates then outstanding with the Highest  Priority and (2) all other Classes of Subordinate  Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b)    in the case of each other Class of  Subordinate  Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (ii)   Notwithstanding  the  foregoing,  if the  application  of the  foregoing percentages on any Distribution Date as provided in Section 4.02  (determined  without regard  to the  proviso  to the  definition  of  "Subordinate  Principal  Distribution
        Amount")  would  result in a  distribution  in respect of  principal  of any  Class or
        Classes  of  Subordinate   Certificates  in  an  amount  greater  than  the  remaining
        Certificate  Principal  Balance  thereof (any such class, a "Maturing  Class"),  then:
        (a) the Prepayment  Distribution Percentage of each Maturing Class shall be reduced to a level that,  when applied as described  above,  would exactly reduce the Certificate
        Principal  Balance of such Class to zero; (b) the Prepayment  Distribution  Percentage of each other  Class of  Subordinate  Certificates  (any such Class,  a  "Non-Maturing
        Class") shall be  recalculated  in accordance  with the  provisions in paragraph  (ii)
        above,  as if the  Certificate  Principal  Balance  of each  Maturing  Class had  been reduced to zero (such percentage as recalculated,  the "Recalculated Percentage"); (c)
        the total amount of the reductions in the Prepayment  Distribution  Percentages of the
        Maturing  Class or  Classes  pursuant to clause (a) of this sentence,  expressed as an aggregate percentage,  shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated  Percentages (the portion of such aggregate reduction so allocated to any  Non-Maturing  Class,  the "Adjustment  Percentage");  and (d) for
        purposes of such  Distribution  Date, the Prepayment  Distribution  Percentage of each
        Non-Maturing  Class shall  be  equal  to the  sum of (1) the  Prepayment  Distribution
        Percentage  thereof,  calculated in accordance  with the  provisions in paragraph (ii)
        above as if the  Certificate  Principal  Balance of each  Maturing  Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Prepayment  Distribution  Trigger:  With  respect  to any  Distribution  Date  and any
Class of Subordinate Certificates (other than the Class M-1  Certificates),  a test that shall be satisfied if the fraction  (expressed as a percentage)  equal to the sum of the Certificate
Principal  Balances of such  Class and  each Class of  Subordinate  Certificates  with a Lower
Priority  than  such  Class immediately  prior  to  such  Distribution  Date  divided  by  the aggregate  Stated Principal  Balance of all of the Mortgage Loans  (or related REO Properties)
immediately  prior  to such  Distribution  Date is  greater  than or  equal  to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment  Interest  Shortfall:  With  respect  to  any  Distribution  Date  and  any
Mortgage Loan (other than a Mortgage  Loan  relating to an REO Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period, an amount equal to the excess of one month's  interest at the Net  Mortgage  Rate (or  Modified  Net  Mortgage
Rate in the  case of a  Modified  Mortgage  Loan)  on the  Stated  Principal  Balance  of such
Mortgage  Loan over the amount of interest  (adjusted  to the Net  Mortgage  Rate (or Modified
Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan)) paid by the  Mortgagor  during such Prepayment  Period to the date of such Principal  Prepayment in Full or (b) a Curtailment during the  preceding  calendar  month,  an amount  equal to one  month's  interest at the Net
Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the amount of such Curtailment.

        Prepayment Period:  With respect to any Distribution Date and Principal  Prepayment in
Full, the period  commencing of the 16th day of the month prior to that  Distribution Date and ending on the 15th day of the month in which the Distribution Date occurs.

        Primary Insurance Policy:  The policy, if any, of primary mortgage guaranty  insurance related to a Mortgage Loan.

        Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including  a recovery  that takes the form of  Liquidation  Proceeds  or  Insurance  Proceeds, which is received in advance of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment  in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Purchase  Agreement:  The Mortgage  Loan Purchase  Agreement,  dated as of the Closing
Date,  between  the Seller and the  Company,  as  purchaser,  and all  amendments  thereof and supplements thereto.

        Purchase  Price:  With respect to any Mortgage Loan (or REO  Property)  required to be or otherwise  purchased on any date pursuant to  Section 2.01,  2.02,  2.04,  3.13 or 4.07, an amount equal to the sum of (i) 100% of the Stated  Principal  Balance thereof as of such date, plus the  principal  portion of any related  unreimbursed  Advances  and (ii)  unpaid  accrued interest  at the  Mortgage  Rate (or  Modified  Net  Mortgage  Rate plus the rate per annum at which the  Servicing Fee is  calculated  in the case of a Modified  Mortgage  Loan) (or at the
Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) in the case of a purchase made by the Servicer) on the Stated  Principal  Balance  thereof to the
Due Date in the Due Period related to the  Distribution  Date occurring in the month following the month of purchase  from the Due Date to which  interest was last paid by the Mortgagor and
(iii)  in  connection  with  any  Mortgage  Loan  required  to  be  repurchased   pursuant  to
Section 7.03 of the Purchase Agreement,  any costs and damages incurred by the Trust Fund with respect  to such  Mortgage  Loan in  connection  with a  breach  of  Section  7.02  (h) of the
Purchase Agreement.

        Qualified  Substitute  Mortgage Loan: A Mortgage Loan  substituted by the Seller for a
Deleted  Mortgage  Loan which  must,  on the date of such  substitution,  as  confirmed  in an
Officer's Certificate delivered to the Trustee, with a copy to the Custodian,

(i)     have an outstanding  principal  balance,  after deduction of the principal  portion of the  monthly  payment  due in the  month of  substitution  (or in the case of a substitution  of more than one Mortgage  Loan for a Deleted  Mortgage  Loan, an aggregate outstanding principal balance,  after such deduction),  not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall to be deposited  by the Seller in the  Custodial  Account in the month of substitution);

(ii)    have a Mortgage  Rate and a Net  Mortgage  Rate no lower than and not more than 1% per annum higher than the Mortgage  Rate and Net Mortgage  Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;

(iii)   have a  Loan-to-Value  Ratio at the time of  substitution  no higher  than that of the
               Deleted Mortgage Loan at the time of substitution;

(iv)    have a remaining term to stated  maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

(v)     have a Mortgage  Rate that  adjusts  with the same  frequency  and based upon the same
               Index as that of the Deleted Mortgage Loan;

(vi)    have a Note Margin not less than that of the Deleted Mortgage Loan;

(vii)   have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan;

(viii)  have a next Adjustment Date no later than that of the Deleted Mortgage Loan; and

(ix)    comply  with  each  representation  and  warranty  made by the  Seller  set  forth  in
               Section 7.02 of the Purchase Agreement.

        Rating  Agency:  Fitch and  Standard  & Poor's.  If any  agency or a  successor  is no longer in existence,  "Rating  Agency" shall be such  statistical  credit  rating  agency,  or other  comparable  Person,  designated by the Company,  notice of which  designation  shall be given to the Trustee and the Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a)    as to which a Cash Liquidation or REO Disposition has occurred,  an amount (not less than zero) equal to (i) the Stated Principal  Balance of the Mortgage Loan
               (or REO Property) as of the date of Cash Liquidation or REO  Disposition,  plus
               (ii) interest (and REO Imputed Interest,  if any) at the Net Mortgage Rate from
               the  Due  Date  as  to  which   interest   was  last   paid  or   advanced   to
               Certificateholders  up to  the  Due  Date  in the  Due  Period  related  to the
               Distribution  Date on which such  Realized  Loss will be allocated  pursuant to
               Section 4.05  on the Stated  Principal  Balance of such  Mortgage  Loan (or REO
               Property)  outstanding  during each Due Period that such  interest was not paid or advanced,  minus (iii) the proceeds,  if any,  received  during the month in which  such Cash  Liquidation  (or REO  Disposition)  occurred,  to the  extent applied as  recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion  thereof  reimbursable to the Servicer or any  Subservicer  with respect to related  Advances or expenses as to which the
               Servicer or Subservicer is entitled to reimbursement  thereunder but which have not been previously reimbursed,

        (b)    which is the subject of a Servicing  Modification,  (i) the amount by which the interest  portion  of a  Monthly  Payment  or the  principal  balance  of  such
               Mortgage  Loan was reduced,  and (ii) any such amount with respect to a Monthly
               Payment that was or would have been due in the month immediately  following the month in which a Principal  Prepayment  or the Purchase  Price of such Mortgage
               Loan is received or is deemed to have been received,

        (c)    which has become the subject of a Deficient  Valuation,  the difference between the principal  balance of the Mortgage Loan  outstanding  immediately  prior to such  Deficient  Valuation  and the  principal  balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d)    which has  become the object of a Debt  Service  Reduction,  the amount of such
               Debt Service Reduction.

Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder  so long as the  Servicer  has  notified  the Trustee in writing that the Servicer is  diligently  pursuing any remedies  that may exist in  connection with the  representations  and warranties made regarding the related  Mortgage Loan and either
(A) the related  Mortgage  Loan is not in default  with regard to payments due  thereunder  or
(B)  delinquent  payments of principal  and interest  under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related escrow  payments in respect of such  Mortgage  Loan are being  advanced on a current basis by the Servicer or a
Subservicer, in either case without giving effect to any Debt Service Reduction.

        Realized  Losses on the  Mortgage  Loans shall be  allocated  to the  REMIC I  Regular
Interests as follows:  (1) The interest  portion of Realized  Losses on the Group 1 Loans,  if any,  shall be allocated  between the  Class Y-1  and  Class Z-1  Regular  Interests  pro rata according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof;  (2)
the  interest  portion of Realized  Losses on the Group 2  Loans,  if any,  shall be allocated between the  Class Y-2  and Class Z-2  Regular  Interests pro rata  according to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof;  (3) the  interest  portion of
Realized  Losses on the Group 3 Loans,  if any,  shall be allocated  between the Class Y-3 and
Class Z-3  Regular  Interests pro rata according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof;  (4) the interest  portion of Realized  Losses on the Group 4
Loans, if any, shall be allocated  between the Class Y-4 and Class Z-4  Regular  Interests pro rata according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof;
and (5) the  interest  portion of  Realized  Losses on the  Group 5  Loans,  if any,  shall be allocated  between the  Class Y-5 and Class Z-5  Regular  Interests pro rata  according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof..  Any interest portion of such Realized Losses in excess of the amount allocated  pursuant to the preceding  sentence shall be treated as a principal  portion of Realized  Losses not  attributable to any specific
Mortgage  Loan  in  such  Group and  allocated  pursuant  to  the  succeeding  sentences.  The principal  portion of Realized  Losses with respect to the  Mortgage  Loans shall be allocated to the REMIC I Regular  Interests as follows:  (1) the principal portion of Realized Losses on the Group 1 Loans shall be allocated,  first, to the Class Y-1  Regular Interest to the extent of the Class Y-1  Principal  Reduction  Amount in reduction of the  Uncertificated  Balance of such Regular Interest and, second,  the remainder,  if any, of such principal  portion of such
Realized  Losses  shall be  allocated to the  Class Z-1  Regular  Interest in reduction of the
Uncertificated  Balance thereof;  (2) the principal  portion of Realized Losses on the Group 2
Loans  shall be  allocated,  first,  to the  Class Y-2  Regular  Interest to the extent of the
Class Y-2  Principal  Reduction  Amount in  reduction  of the  Uncertificated  Balance of such
Regular  Interest  and,  second,  the  remainder,  if any, of such  principal  portion of such
Realized  Losses  shall be  allocated to the  Class Z-2  Regular  Interest in reduction of the
Uncertificated  Balance thereof;  (3) the principal  portion of Realized Losses on the Group 3
Loans  shall be  allocated,  first,  to the  Class Y-3  Regular  Interest to the extent of the
Class Y-3  Principal  Reduction  Amount in  reduction  of the  Uncertificated  Balance of such
Regular  Interest  and,  second,  the  remainder,  if any, of such  principal  portion of such
Realized  Losses  shall be  allocated to the  Class Z-3  Regular  Interest in reduction of the
Uncertificated  Balance thereof;  (4) the principal  portion of Realized Losses on the Group 4
Loans  shall be  allocated,  first,  to the  Class Y-4  Regular  Interest to the extent of the
Class Y-4  Principal  Reduction  Amount in  reduction  of the  Uncertificated  Balance of such
Regular  Interest  and,  second,  the  remainder,  if any, of such  principal  portion of such
Realized  Losses  shall be  allocated to the  Class Z-4  Regular  Interest in reduction of the
Uncertificated  Balance thereof,  (5) the principal  portion of Realized Losses on the Group 5
Loans  shall be  allocated,  first,  to the  Class Y-5  Regular  Interest to the extent of the
Class Y-5  Principal  Reduction  Amount in  reduction  of the  Uncertificated  Balance of such
Regular  Interest  and,  second,  the  remainder,  if any, of such  principal  portion of such
Realized  Losses  shall be  allocated to the  Class Z-5  Regular  Interest in reduction of the
Uncertificated   Balance   thereof..   For   any   Distribution   Date,   reductions   in  the
Uncertificated  Balances  of the  Class Y  and  Class Z  Regular  Interest  pursuant  to  this definition of Realized Loss shall be  determined,  and shall be deemed to occur,  prior to any reductions of such Uncertificated Balances by distributions on such Distribution Date.

        Realized  Losses on the Mortgage  Loans shall be  allocated  to the  REMIC II  Regular
Interests in the same order of priority set forth in Section  4.05 as the Related  Class.  For any  Distribution  Date,  reductions  in the  Uncertificated  Balances of the REMIC II Regular
Interests  pursuant to this  definition  of Realized  Loss shall be  determined,  and shall be deemed to occur, prior to any reductions of such  Uncertificated  Balances by distributions on such Distribution Date.

        Record Date: With respect to each Class of  Certificates  and any  Distribution  Date, the last day of the related Interest Accrual Period.

        Regulation AB: Subpart 229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  sUch clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg. 1,506,
1,531  (January  7,  2005)) or by the staff of the  Commission,  or as may be  provided by the
Commission or its staff from time to time.

        Related Class:  The Classes of  Certificates  and REMIC II Regular  Interests shall be treated as "Related Classes" as set forth in the following chart.

                REMIC II Regular Interest   Related Certificates
                1-A-1-M                     Class 1-A-1
                1-A-2-M                     Class 1-A-2
                2-A-1-M                     Class 2-A-1
                2-A-2-M                     Class 2-A-2
                3-A-1-M                     Class 3-A-1
                3-A-2-M                     Class 3-A-2
                4-A-1-M                     Class 4-A-1
                4-A-2-M                     Class 4-A-2
                5-A-1-M                     Class 5-A-1A, Class 5-A-1B
                5-A-2-M                     Class 5-A-2
                M-1-M                       Class M-1
                M-2-M                       Class M-2
                M-3-M                       Class M-3
                B-1-M                       Class B-1
                B-2-M                       Class B-2
                B-3-M                       Class B-3

        Relief  Act:  The  Servicemembers   Civil  Relief  Act,  or  similar   legislation  or
regulations as in effect from time to time.

        Relief Act  Shortfalls:  Shortfalls  in interest  payable by a  Mortgagor  that is not collectible from the Mortgagor pursuant to the Relief Act.

        REMIC: A "real estate mortgage  investment conduit" within the meaning of Section 860D of the Code.  As used  herein,  the term "the  REMIC" or "the  REMICs"  shall mean one or more of the REMICs created under this Agreement.

        REMIC  Administrator:  The Trustee;  provided that if the REMIC Administrator is found by a court of  competent  jurisdiction  to no longer be able to  fulfill  its  obligations  as
REMIC  Administrator  under this  Agreement the Servicer or Trustee  acting as Servicer  shall appoint a successor  REMIC  Administrator,  subject to assumption  of the REMIC  Administrator obligations under this Agreement.

        REMIC I:  The  segregated  pool of assets,  with respect to which a REMIC  election is made pursuant to this Agreement, consisting of:

        (a)    the Mortgage Loans and the related Mortgage Files and collateral  securing such
               Mortgage Loans,

        (b)    all payments on and  collections in respect of the Mortgage Loans due after the
               Cut-off Date as shall be on deposit in the Custodial  Account or in the Payment
               Account and identified as belonging to the Trust Fund,

        (c)    property  that  secured  a  Mortgage  Loan and that has been  acquired  for the
               benefit  of  the   Certificateholders   by  foreclosure  or  deed  in  lieu  of
               foreclosure,

        (d)    the hazard insurance policies and Primary Insurance Policies, if any, and

        (e)    all proceeds of clauses (a) through (d) above.

        REMIC I  Available  Distribution  Amount:  For each Loan  Group for  any  Distribution
Date, the sum of the following amounts with respect to the Mortgage Loans in such Loan Group:

        (1)    the total  amount of all cash  received  by or on behalf of the  Servicer  with respect to such Mortgage Loans by the  Determination  Date for such  Distribution Date and not previously  distributed,  including  Monthly Advances made by Servicer,  Liquidation  Proceeds and scheduled  amounts of distributions  from Buydown Funds respecting  Buydown Loans, if any, except:

               (a)    all  scheduled  payments of  principal  and interest  collected  but due subsequent to such Distribution Date;

               (b)    all Curtailments received after the Due Period;

               (c)    all Principal  Prepayments in Full received after the Prepayment  Period immediately  preceding such  Distribution  Date  (together  with any interest  payment received with such Principal  Prepayments in Full to the extent that it represents the payment of interest  accrued on the Mortgage  Loans for the period  subsequent  to the
        Prepayment Period);

               (d)    Insurance  Proceeds,  Liquidation  Proceeds  and  Subsequent  Recoveries
        received on such Mortgage Loans after the Due Period;

               (e)    all amounts in the Payment  Account which are due and  reimbursable to a
        Servicer or the Servicer pursuant to the terms of this Agreement;

               (f)    the  Servicing  Fee payable on such  Distribution  Date with  respect to such Mortgage Loan; and

               (g)    Foreclosure Profits;

        (2)    the sum, to the extent not previously  distributed,  of the following  amounts, to the extent advanced or received, as applicable, by the Servicer:

               (a)    any Advance  made by the  Servicer to the Trustee  with  respect to such
        Distribution Date relating to such Mortgage Loans; and

               (b)    Compensating Interest; and

        (3)    the total amount of any cash  received  during the Due Period by the Trustee or the Servicer in respect of the Purchase  Price under  Section  2.02,  Section 2.04 and Section
4.07.

        REMIC I  Distribution  Amount:  For  any  Distribution  Date,  the  REMIC I  Available
Distribution  Amount shall be  distributed  to the REMIC I  Regular  Interests and the Class R
Certificates in respect of Component I thereof in the following amounts and priority:

        (a)    To the extent of the REMIC I Available Distribution Amount for Loan Group 1:

               (i)    first, to the Class Y-1 and Class Z-1  Regular Interests and Component I
        of the Class R  Certificates,  concurrently,  the  Uncertificated  Interest or Accrued
        Certificate  Interest,  as  applicable,   for  such  REMIC  I  Regular  Interests  and
        Certificates  remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

               (ii)   second,   to  the  Class Y-1  and   Class Z-1   Regular   Interests  and
        Component I of the Class R Certificates,  concurrently, the Uncertificated Interest or
        Accrued Certificate  Interest,  as applicable,  for such REMIC I Regular Interests and
        Certificates  for  the  current   Distribution  Date,  pro  rata  according  to  their
        respective shares of such amounts;

               (iii)  third,  to  Component  I  of  the  Class  R   Certificates,   until  the
        Certificate Principal Balance thereof has been reduced to zero; and

               (iv)   fourth, to the Class Y-1 and Class Z-1 Regular Interests,  the Class Y-1
        Principal  Distribution  Amount  and  the  Class Z-1  Principal  Distribution  Amount,
        respectively.

        (b)    To the extent of the REMIC I Available Distribution Amount for Loan Group 2:

               (i)    first, to the Class Y-2 and Class Z-2 Regular  Interests,  concurrently, the Uncertificated  Interest for such REMIC I Regular Interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their  respective  shares of such unpaid amounts;

               (ii)   second, to the Class Y-2 and Class Z-2 Regular Interests,  concurrently, the  Uncertificated  Interest  for such  REMIC I  Regular  Interests  for the  current
        Distribution Date, pro rata according to their respective shares of such amounts; and

               (iii)  third, to the Class Y-2 and Class Z-2 Regular  Interests,  the Class Y-2
        Principal  Distribution  Amount  and  the  Class Z-2  Principal  Distribution  Amount,
        respectively.

        (c)    To the extent of the REMIC I Available Distribution Amount for Loan Group 3:

               (i)    first, to the Class Y-3 and Class Z-3 Regular  Interests,  concurrently, the Uncertificated  Interest for such REMIC I Regular Interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their  respective  shares of such unpaid amounts;

               (ii)   second, to the Class Y-3 and Class Z-3 Regular Interests,  concurrently, the  Uncertificated  Interest  for such  REMIC I  Regular  Interests  for the  current
        Distribution Date, pro rata according to their respective shares of such amounts; and

               (iii)  third, to the Class Y-3 and Class Z-3 Regular  Interests,  the Class Y-3
        Principal  Distribution  Amount  and  the  Class Z-3  Principal  Distribution  Amount,
        respectively.

        (d)    To the extent of the REMIC I Available Distribution Amount for Loan Group 4:

               (i)    first, to the Class Y-4 and Class Z-4 Regular  Interests,  concurrently, the Uncertificated  Interest for such REMIC I Regular Interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their  respective  shares of such unpaid amounts;

               (ii)   second, to the Class Y-4 and Class Z-4 Regular Interests,  concurrently, the  Uncertificated  Interest  for such  REMIC I  Regular  Interests  for the  current
        Distribution Date, pro rata according to their respective shares of such amounts; and

               (iii)  third, to the Class Y-4 and Class Z-4 Regular  Interests,  the Class Y-4
        Principal  Distribution  Amount  and  the  Class Z-4  Principal  Distribution  Amount,
        respectively.

        (e)    To the extent of the REMIC I Available Distribution Amount for Loan Group 5:

               (i)    first, to the Class Y-5 and Class Z-5 Regular  Interests,  concurrently, the Uncertificated  Interest for such REMIC I Regular Interests  remaining unpaid from previous  Distribution  Dates, pro rata according to their  respective  shares of such unpaid amounts;

               (ii)   second, to the Class Y-5 and Class Z-5 Regular Interests,  concurrently, the  Uncertificated  Interest  for such  REMIC I  Regular  Interests  for the  current
        Distribution Date, pro rata according to their respective shares of such amounts; and

               (iii)  third, to the Class Y-5 and Class Z-5 Regular  Interests,  the Class Y-5
        Principal  Distribution  Amount  and  the  Class Z-5  Principal  Distribution  Amount,
        respectively.

        (f)    To the extent of the REMIC I Available  Distribution  Amounts for Loan Group 1,
Loan  Group 2,  Loan  Group 3,  Loan  Group 4  or Loan  Group 5  for  such  Distribution  Date remaining  after  payment of the  amounts  pursuant  to  paragraphs  (a)  through  (e) of this definition of "REMIC I Distribution Amount":

               (i)    first, to each Class Y and Class Z Regular Interest,  pro rata according to the amount of  unreimbursed  Realized  Losses  allocable  to  principal  previously allocated to each such REMIC I Regular Interest;  provided,  however, that any amounts distributed  pursuant  to  this  paragraph  (f)(i)  of  this  definition  of  "REMIC I
        Distribution  Amount"  shall not cause a reduction in the  Uncertificated  Balances of any of the Class Y and Class Z Regular Interests; and

               (ii)   second,  to  Component  I of the  Class R  Certificates,  any  remaining amounts.

        REMIC I Regular Interest:  Any of the uncertificated  beneficial  ownership  interests in REMIC I issued  hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I
Regular  Interest  shall  accrue  interest at the  Uncertificated  REMIC I  Pass-Through  Rate specified for such REMIC I Regular  Interest in the Preliminary  Statement in effect from time to time,  and shall be  entitled  to  distributions  of  principal,  subject  to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Balance as set forth in the  Preliminary  Statement  hereto.  The  designations  for the  respective  REMIC I
Regular Interests are set forth in the Preliminary Statement hereto.

        REMIC II:  The  segregated  pool of assets  consisting  of all of the REMIC I  Regular
Interests, with respect to which a separate REMIC election is to be made.

        REMIC II Available  Distribution  Amount: For any Distribution Date, the amount deemed received by REMIC II in respect of distributions on the REMIC I Regular Interests.

        REMIC II  Distribution  Amount:  For any  Distribution  Date,  the REMIC II  Available
Distribution  Amount shall be distributed  to the REMIC II Regular  Interests in the following amounts and priority:

        (a)    Uncertificated   Interest   on  the  REMIC  II  Regular   Interests   for  such
Distribution  Date,  plus  any  Uncertificated  Interest  thereon  remaining  unpaid  from any previous Distribution Date; and

        (b)    In  accordance   with  the  priority  set  forth  in  subsection  (c)  of  this definition,  an amount equal to the sum of the amounts in respect of  principal  distributable on each Class of  Certificates  (other than the Class R  Certificates)  under Section 4.02, as allocated thereto pursuant to Section 4.02.

        (c)    The amount  described  in  subsection  (b) of this  definition  shall be deemed distributed  with respect to the REMIC II Regular  Interests in  accordance  with the priority assigned to each Related  Class of  Certificates,  respectively,  under Section 4.02 until the
Uncertificated Balance of each such REMIC II Regular Interest is reduced to zero.

        REMIC II Regular Interest:  Any of the uncertificated  beneficial  ownership interests in REMIC II  issued  hereunder  and  designated  as a "regular  interest"  in  REMIC II.  Each
REMIC II  Regular Interest shall accrue interest at the  Uncertificated  REMIC II Pass-Through
Rate  specified  for such REMIC II  Regular  Interest in the  Preliminary  Statement in effect from time to time, and shall be entitled to distributions  of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated  Balance as set forth in the Preliminary  Statement hereto.  The designations for the respective  REMIC II
Regular Interests are set forth in the Preliminary Statement hereto.

        REMIC III:  The segregated  pool of assets  consisting of all of the REMIC II  Regular
Interests, with respect to which a separate REMIC election is to be made.

        REMIC III Regular Interest:  Any of the certificated  beneficial  ownership  interests in REMIC III issued hereunder,  and, hereby,  designated as a "regular interest" in REMIC III,
as  follows:   the  Class  1-A-1,   Class 1-A-2,   Class 2-A-1,   Class 2-A-2,   Class  3-A-1,
Class 3-A-2,  4-A-1, 4-A-2, 5-A-1A, 5-A-1B, 5-A-2, Class M-1, Class M-2, Class M-3, Class B-1,
Class B-2 and Class B-3 Certificates.

        REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage  investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not inconsistent with such temporary or final  regulations,  proposed  regulations)
and published  rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        Remittance  Report:  A report that  includes  the  information  set forth in Exhibit L hereto.

        REO  Acquisition:  The  acquisition  by the  Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  As to any REO Property,  a determination by the Servicer that it has received all Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and other payments and recoveries  (including  proceeds  of a final sale)  which the  Servicer  expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed  Interest:  As to any REO Property,  for any period,  an amount equivalent to  interest  (at the Net  Mortgage  Rate that  would  have  been  applicable  to the  related
Mortgage Loan had it been  outstanding) on the unpaid  principal  balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any REO  Property
(including,  without  limitation,  proceeds from the rental of the related Mortgaged  Property or, with respect to a Cooperative  Loan,  the related  Cooperative  Apartment)  which proceeds are  required  to  be  deposited  into  the  Custodial  Account  only  upon  the  related  REO
Disposition.

        REO Property:  A Mortgaged  Property  acquired by the Servicer through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request  for  Release:  A request  for  release,  the forms of which are  attached  as
Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is  required  to be  maintained  from time to time under this  Agreement  or the related
Subservicing Agreement in respect of such Mortgage Loan.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Corporate Trust Office of the Trustee,  including any managing  director,  director,  any vice president,  any assistant vice  president,  any assistant  secretary,  any  associate,  or any other officer of the Trustee  customarily  performing  functions similar to those performed by any of the above  designated  officers to whom,  with  respect to a  particular  matter,  such matter is referred and having direct responsibility for the administration of this Agreement.

        Scheduled Final Distribution Date:  The Distribution Date occurring in May 2036.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage loans  directly or indirectly to an issuing entity in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Security  Agreement:  With respect to a Cooperative  Loan,  the  agreement  creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: GMACM.

        Senior  Accelerated  Distribution  Percentage:  With respect to any Distribution  Date occurring on or prior to the 84th  Distribution  Date and any Loan Group,  100%.  With respect to any Distribution Date thereafter and any Loan Group, as follows:

               (i)    for any  Distribution  Date after the 84th  Distribution  Date but on or prior to the 96th  Distribution  Date,  the Senior  Percentage for such Loan Group for such Distribution Date plus 70% of the Subordinate  Percentage for such Loan Group for such Distribution Date;

               (ii)   for any  Distribution  Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution  Date, the Senior  Percentage for such Loan Group for such Distribution Date plus 60% of the Subordinate  Percentage for such Loan Group for such Distribution Date;

               (iii)  for any Distribution  Date after the 108th  Distribution  Date but on or prior to the 120th  Distribution  Date, the Senior  Percentage for such Loan Group for such Distribution Date plus 40% of the Subordinate  Percentage for such Loan Group for such Distribution Date;

               (iv)   for any Distribution  Date after the 120th  Distribution  Date but on or prior to the 132nd  Distribution  Date, the Senior  Percentage for such Loan Group for such Distribution Date plus 20% of the Subordinate  Percentage for such Loan Group for such Distribution Date; and

               (v)    for any  Distribution  Date thereafter,  the Senior  Percentage for such
        Distribution Date;

provided, however,

        (i)    that any scheduled reduction to the Senior Accelerated  Distribution Percentage for any Loan Group described above shall occur as of any Distribution Date only if:

               (a) the outstanding  principal balance of the Mortgage Loans delinquent 60 days or more (including  Mortgage Loans which are in  foreclosure,  have been foreclosed or otherwise liquidated,  or with respect to which the Mortgagor is in bankruptcy and any
        REO  Property)  averaged  over the last six months,  as a percentage  of the aggregate outstanding  Certificate  Principal Balance of the Subordinate  Certificates,  is less than or equal to 50%; and

               (b) Realized  Losses on the Mortgage Loans to date for such  Distribution  Date if occurring during the eighth,  ninth,  tenth,  eleventh or twelfth year (or any year thereafter)  after  the  Closing  Date  do not  exceed  30%,  35%,  40%,  45% or  50%, respectively,  of  the  sum of  the  Initial  Certificate  Principal  Balances  of the
        Subordinate Certificates; and

        (ii)   that for any  Distribution  Date  occurring  on or after the 84th  Distribution
Date on which the Senior  Percentage for a Loan  Group exceeds  the initial Senior  Percentage for such Loan Group, the Senior  Accelerated  Distribution  Percentage for such Loan Group and
Distribution Date shall equal 100%.

        Notwithstanding  the  foregoing,  if on any  Distribution  Date the Two Times  Test is
satisfied,  the Senior  Accelerated  Distribution  Percentage for each Loan Group shall  equal
(a) on or prior  to the  36th  Distribution  Date,  the  related  Senior  Percentage  for such
Distribution  Date plus 50% of the related  Subordinate  Percentage for such Distribution Date
and  (b)  after  the  36th   Distribution   Date,  the  related  Senior  Percentage  for  such
Distribution Date.

        Upon the  reduction  of the  Certificate  Principal  Balances  of the  related  Senior
Certificates  to  zero,  the  related  Senior   Accelerated   Distribution   Percentage  shall
thereafter be 0%.

        Senior Certificate:  Any one of the Class A or Class R  Certificates,  executed by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A and Exhibit D respectively.

        Senior Percentage: The Group 1 Senior Percentage,  Group 2 Senior Percentage,  Group 3
Senior Percentage, Group 4 Senior Percentage or Group 5 Senior Percentage, as applicable.

        Senior  Principal  Distribution  Amount:  The  Group 1 Senior  Principal  Distribution
Amount,  the  Group 2 Senior  Principal  Distribution  Amount,  the  Group 3 Senior  Principal
Distribution  Amount, the Group 4 Senior Principal  Distribution  Amount or the Group 5 Senior
Principal Distribution Amount, as applicable.

        Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Servicer in the performance of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation,  restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related  Cooperative  Apartment,  (ii) any enforcement or judicial proceedings,  including foreclosures,  including any expenses incurred in relation to any such  proceedings  that  result from the  Mortgage  Loan being  registered  on the MERS
System,  (iii) the management and  liquidation  of any REO Property and  (iv) compliance  with the obligations  under Sections 3.01, 3.08,  3.12(a) and 3.14,  including,  if the Servicer or any Affiliate of the Servicer  provides  services such as  appraisals  and brokerage  services that are customarily  provided by Persons other than servicers of mortgage  loans,  reasonable compensation for such services.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

        Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly to the  Servicer in respect of  servicing  compensation  that  accrues at the
Servicing Fee Rate.

        Servicing Fee Rate:  0.250% per annum.

        Servicing  Modification:  Any  reduction  of the interest  rate on or the  outstanding principal  balance of a Mortgage  Loan that is in default,  or for which,  in the  judgment of the Servicer,  default is reasonably foreseeable,  pursuant to a modification of such Mortgage
Loan in accordance with Section 3.07(a).

        Servicing  Officer:  Any officer of the Servicer  involved in, or responsible for, the administration  and servicing of the Mortgage Loans whose name and specimen  signature  appear on a list of servicing  officers  furnished to the Trustee by the  Servicer,  as such list may from time to time be amended.

        Special Hazard Amount:  As of any Distribution  Date, an amount equal to $2,959,001.56 minus the sum of (i) the aggregate  amount of Special  Hazard Losses  allocated  solely to one or more  specific  Classes  of  Certificates  in  accordance  with  Section  4.05 and (ii) the
Adjustment  Amount (as defined  below) as most recently  calculated.  For each  anniversary of the Cut-off Date,  the  Adjustment  Amount shall be equal to the amount,  if any, by which the amount  calculated in accordance  with the preceding  sentence  (without  giving effect to the deduction  of the  Adjustment  Amount for such  anniversary)  exceeds  the  greater of (A) the greatest of (i) twice the  outstanding  principal  balance of the  Mortgage  Loan in the Trust
Fund  which  has  the  largest   outstanding   principal  balance  on  the  Distribution  Date
immediately  preceding  such  anniversary,  (ii)  the  product  of  1.00%  multiplied  by  the outstanding  principal  balance of all Mortgage  Loans on the  Distribution  Date  immediately preceding such anniversary and (iii) the aggregate  outstanding  principal  balance (as of the immediately  preceding  Distribution  Date) of the  Mortgage  Loans in any  single  five-digit
California  zip code area with the largest  amount of Mortgage  Loans by  aggregate  principal balance as of such  anniversary  and (B) the greater of (A) the product of the Special  Hazard
Percentage for such  anniversary  multiplied by the outstanding  principal  balance of all the
Mortgage Loans on the Distribution  Date immediately  preceding such anniversary and (B) twice the  outstanding  principal  balance  of the  Mortgage  Loan in the Trust  Fund  which has the largest  outstanding  principal  balance on the Distribution  Date immediately  preceding such anniversary.

        The  Special  Hazard  Amount  may  be  further  reduced  by  the  Servicer  (including accelerating  the  manner  in which  coverage  is  reduced)  provided  that  prior to any such reduction,  the Servicer shall (i) obtain  written  confirmation  from each Rating Agency that such  reduction  shall not reduce the rating  assigned to any  Class of  Certificates  by such
Rating  Agency  below the lower of the  then-current  rating or the  rating  assigned  to such
Certificates  as of the Closing  Date by such Rating  Agency and  (ii) provide  a copy of such written confirmation to the Trustee.

        Special  Hazard  Loss:  Any  Realized  Loss not in excess of the cost of the lesser of repair or  replacement  of a Mortgaged  Property (or, with respect to a Cooperative  Loan, the
related   Cooperative   Apartment)   suffered  by  such  Mortgaged  Property  (or  Cooperative
Apartment)  on account of direct  physical  loss,  exclusive of (i) any loss of a type covered by a hazard policy or a flood  insurance  policy  required to be maintained in respect of such
Mortgaged  Property pursuant to  Section 3.12(a),  except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Special  Hazard  Percentage:  As of each  anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest  percentage  obtained by dividing the  aggregate  outstanding principal  balance (as of  immediately  preceding  Distribution  Date) of the  Mortgage  Loans secured by Mortgaged  Properties  located in a single,  five-digit  zip code area in the State of  California  by the  outstanding  principal  balance  of all the  Mortgage  Loans as of the immediately preceding Distribution Date.

        Standard & Poor's:  Standard & Poor's, a division of The McGraw-Hill Companies,  Inc., or its successor in interest.

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, at any given time,  (i) the Cut-off Date Principal  Balance of the Mortgage  Loan,  minus (ii)
the sum of (a) the  principal  portion  of the  Monthly  Payments  due  with  respect  to such
Mortgage  Loan or REO  Property  during  each Due  Period  ending  prior  to the  most  recent
Distribution  Date which were  received or with respect to which an Advance was made,  and (b)
all  Principal  Prepayments  with  respect  to such  Mortgage  Loan or REO  Property,  and all
Insurance  Proceeds,  Liquidation  Proceeds  and REO  Proceeds,  to the extent  applied by the
Servicer as  recoveries  of principal in  accordance  with  Section 3.14  with respect to such
Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 on any previous  Distribution Date, and (c) any Realized Loss allocated to  Certificateholders with respect thereto for any previous Distribution Date.

        Subordinate   Certificate:   Any  one  of  the   Class M   Certificates   or   Class B
Certificates,  executed  by  the  Trustee  and  authenticated  by  the  Certificate  Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate  Class Percentage:  With respect to any Distribution Date and any Class of
Subordinate  Certificates,  a fraction,  expressed as a percentage,  the numerator of which is the  aggregate  Certificate  Principal  Balance  of  such  Class of  Subordinate  Certificates immediately  prior  to  such  date  and the  denominator  of  which  is the  aggregate  Stated
Principal  Balance of all of the Mortgage Loans (or related REO Properties)  immediately prior to such Distribution Date.

        Subordinate  Component:  With respect to each Loan  Group and any  Distribution  Date, the aggregate  Stated  Principal  Balance of the Mortgage Loans in that Loan Group,  as of the first day of the related Due Period,  minus the  aggregate  Certificate  Principal  Balance of the related Senior Certificates immediately prior to that Distribution Date.

        Subordinate  Percentage:  As of any Distribution  Date and any Loan Group,  100% minus the Senior Percentage for such Loan Group as of such Distribution Date.

        Subordinate  Principal  Distribution  Amount:  With respect to any Distribution  Date, any Loan Group and each Class of Subordinate  Certificates,  (a) the sum of (i) the product of
(x) such Class's pro rata share,  based on the Certificate  Principal Balance of each Class of
Subordinate  Certificates  then outstanding,  and (y) the aggregate of the amounts  calculated for such Distribution Date under clauses (1), (2) and (3) of  Section 4.02(a)(ii)(A)  (without giving  effect to the  related  Senior  Percentage)  with  respect to such Loan  Group to  the extent not payable to the Senior  Certificates;  (ii) such  Class's  pro rata share,  based on
the  Certificate   Principal   Balance  of  each  Class of   Subordinate   Certificates   then
outstanding,  of the principal  collections  described in  Section 4.02(a)(ii)(B)(b)  (without giving  effect to the related  Senior  Accelerated  Distribution  Percentage)  with respect to such Loan Group to the extent such  collections  are not otherwise  distributed  to the Senior
Certificates;  (iii) the product of (x) the related  Prepayment  Distribution  Percentage  and
(y) the aggregate of all  Principal  Prepayments  in Full  received in the related  Prepayment
Period and  Curtailments  received in the preceding  calendar  month with respect to such Loan
Group to  the extent not payable to the related  Senior  Certificates;  (iv) if such  Class is the  Class of  Subordinate  Certificates  with the Highest  Priority,  any Excess  Subordinate
Principal Amount for such Loan Group for such  Distribution  Date to the extent not payable to the related  Senior  Certificates;  and (v) any  amounts  described in clauses  (i),  (ii) and
(iii) as determined  for any previous  Distribution  Date,  that remain  undistributed  to the extent that such amounts are not  attributable  to Realized  Losses which have been  allocated to a Class of  Subordinate  Certificates  with a Lower  Priority minus (b) with respect to the
Class of Subordinate  Certificates with the Lowest Priority,  any Excess Subordinate Principal
Amount  for  such  Loan  Group for  such  Distribution  Date;  provided,   however,  that  the
Subordinate  Principal  Distribution Amount for any Class of  Subordinate  Certificates on any
Distribution  Date shall in no event exceed the outstanding  Certificate  Principal Balance of such Class of Certificates immediately prior to such date.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

        Subservicer:  Any  Person  with whom the  Servicer  has  entered  into a  Subservicing
Agreement.

        Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage  Loan which is advanced  by the related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

        Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

        Subservicing   Agreement:   The  written   contract   between  the  Servicer  and  any
Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02.

        Subservicing  Fee: As to any  Mortgage  Loan,  the fee payable  monthly to the related
Subservicer, if any.

        Subsequent  Recoveries:  As of any Distribution Date, amounts received by the Servicer
(net of any related expenses  permitted to be reimbursed  pursuant to Section 3.10) or surplus amounts  held by the  Servicer to cover  estimated  expenses  (including,  but not limited to, recoveries  in  respect of the  representations  and  warranties  made by the  related  Seller pursuant  to the  applicable  Seller's  Agreement  and  assigned  to the  Trustee  pursuant to
Section  2.04)  specifically  related  to a  Mortgage  Loan  that  was the  subject  of a Cash
Liquidation or an REO Disposition  prior to the related  Prepayment  Period that resulted in a
Realized Loss.

        Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly Notice to Class R Certificate  Holders of REMIC Taxable Income or Net Loss
Allocation,  or any successor  forms, to be filed on behalf of either of the REMICs due to its classification  as a REMIC  under  the  REMIC  Provisions,  together  with  any and all  other
information,   reports  or   returns   that  may  be   required   to  be   furnished   to  the
Certificateholders  or filed  with the  Internal  Revenue  Service  or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

        Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

        Trust Fund:  The segregated pool of assets consisting of:

(i)     the  Mortgage  Loans and the  related  Mortgage  Files and  collateral  securing  such
               Mortgage Loans,

(ii)    all  payments  on and  collections  in  respect  of the  Mortgage  Loans due after the
               Cut-off Date as shall be on deposit in the Custodial  Account or in the Payment
               Account and identified as belonging to the Trust Fund,

(iii)   property  that secured a Mortgage  Loan and that has been  acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)    the hazard insurance policies and Primary Insurance Policies, if any, and

(v)     all proceeds of clauses (i) through (iv) above.

        A REMIC election with respect to the Trust Fund is made pursuant to this Agreement.

        Two Times Test:  With respect to any  Distribution  Date, the  satisfaction  of all of the following conditions:  (i) the Aggregate Subordinate  Percentage is at least two times the
Aggregate  Subordinate  Percentage  as of the Closing  Date;  (ii) the aggregate of the Stated
Principal  Balances of all  Mortgage  Loans  Delinquent  60 days or more  (including  Mortgage
Loans  in  REO  and  foreclosure)  (averaged  over  the  preceding  six-month  period),  as  a percentage  of the  aggregate  of  the  Certificate  Principal  Balances  of  the  Subordinate
Certificates,  does not exceed 50%;  and (iii) after the 36th  Distribution  Date,  cumulative
Realized  Losses do not  exceed  30% of the  aggregate  Certificate  Principal  Balance of the
Subordinate  Certificates  as of the  Closing  Date or on or prior  to the  36th  Distribution
Date,  cumulative  Realized  Losses do not exceed 20% of the aggregate  Certificate  Principal
Balance of the Subordinate Certificates as of the Closing Date.

        Uncertificated  Balance:  For  any  REMIC I  Regular  Interest  or  REMIC  II  Regular
Interest,  the applicable initial  Uncertificated Balance thereof set forth in the Preliminary
Statement  hereto,  corresponding  to the  rights of such  regular  interest  in  payments  of principal due to be passed  through to such regular  interest from  principal  payments on the
Mortgage Loans or the REMIC I Regular Interests,  as applicable,  as reduced from time to time by (x)  distributions  of principal  to such regular  interest and (y) the portion of Realized
Losses  allocated  to the  Uncertificated  Balance of such  regular  interest  pursuant to the definition of "Realized  Loss" with respect to a given  Distribution  Date and as increased by
Subsequent   Recoveries   allocated  in  respect  thereof.  For  any  Distribution  Date,  the reduction  of the  Uncertificated  Balance  of any REMIC I Regular  Interest  pursuant  to the definition  of  "Realized  Loss"  shall be  deemed  effective  before  the  determination  and distribution  of principal on such regular  interest  pursuant to the  definition  of "REMIC I
Distribution  Amount" and the reduction of the Uncertificated  Balance of any REMIC II Regular
Interest  pursuant to the definition of "Realized  Loss" shall be deemed  effective  after the determination  and  distribution  of  principal  on  such  regular  interest  pursuant  to the definition of "REMIC II  Distribution  Amount."  Notwithstanding  the  foregoing,  any amounts distributed in respect of principal  losses pursuant to paragraph  (f)(i) of the definition of
"REMIC I  Distribution  Amount" shall not cause a reduction in the  Uncertificated  Balance of any REMIC I Regular Interest or REMIC II Regular Interest.

        Uncertificated  Interest:  With  respect to any REMIC I  Regular  Interest or REMIC II
Regular  Interest for any  Distribution  Date, an amount equal to one month's  interest at the related  Uncertificated  REMIC I Pass-Through  Rate or  Uncertificated  REMIC II  Pass-Through
Rate,  as  applicable,  for such  Distribution  Date,  accrued on the  Uncertificated  Balance thereof  immediately prior to such Distribution  Date.  Uncertificated  Interest in respect of any REMIC I  Regular  Interest or REMIC II  Regular  Interest  shall  accrue on the basis of a
360-day year  consisting  of twelve  30-day  months.  Uncertificated  Interest with respect to each  Distribution  Date, as to any REMIC I  Regular  Interest or REMIC II  Regular  Interest,
shall be reduced by any interest  shortfalls for such  Distribution  Date for the related Loan
Group,   allocated  among such REMIC I Regular  Interests  or REMIC II Regular  Interests,  as
applicable,  pro rata according to the amount of Uncertificated  Interest accrued with respect thereto prior to reduction by the provisions of this definition.  In addition,  Uncertificated
Interest  with  respect to each  Distribution  Date,  as to any  REMIC I  Regular  Interest or
REMIC II  Regular  Interest,  shall be reduced by the  interest  portion  of  Realized  Losses
(including  Excess Special Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy Losses and
Extraordinary  Losses)  for the  related  Loan  Group,  allocated  among  such REMIC I Regular
Interests or REMIC II Regular  Interests,  as applicable,  pro rata according to the amount of
Uncertificated  Interest  accrued with respect thereto prior to reduction by the provisions of this definition.

        Undercollateralized  Group:  For any Distribution  Date, Loan Group 1,  if immediately prior to such Distribution Date the aggregate  Certificate  Principal Balance of the Class 1-A
Certificates and Class R  Certificates is greater than the aggregate Stated Principal  Balance of the Group 1 Loans; for any Distribution  Date, Loan Group 2,  if immediately  prior to such
Distribution Date the Certificate  Principal Balance of the Class 2-A  Certificates is greater than the aggregate Stated Principal  Balance of the Group 2 Loans; for any Distribution  Date,
Loan  Group 3,  if  immediately  prior to such  Distribution  Date the  Certificate  Principal
Balance of the Class 3-A  Certificates is greater than the aggregate Stated Principal  Balance of the Group 3 Loans; for any Distribution  Date, Loan Group 4,  if immediately  prior to such
Distribution Date the Certificate  Principal Balance of the Class 4-A  Certificates is greater than the aggregate  Stated  Principal  Balance of the Group 4  Loans and for any  Distribution
Date, Loan Group 5,  if immediately prior to such Distribution Date the Certificate  Principal
Balance of the Class 5-A  Certificates is greater than the aggregate Stated Principal  Balance of the Group 5 Loans.

        Uniform  Single  Attestation   Program  for  Mortgage  Bankers:   The  Uniform  Single
Attestation  Program for Mortgage  Bankers,  as published by the Mortgage Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance policies.

        United  States  Person:  (i) A  citizen  or  resident  of the  United  States,  (ii) a corporation,  partnership or other entity  treated as a corporation or partnership  for United
States  federal  income tax purposes  organized  in or under the laws of the United  States or any  state  thereof  or the  District  of  Columbia  (unless,  in the  case of a  partnership,
Treasury   regulations  provide  otherwise),   provided  that,  for  purposes  solely  of  the
restrictions  on the transfer of residual  interests,  no  partnership or other entity treated as a partnership  for United States  federal  income tax purposes shall be treated as a United
States Person unless all persons that own an interest in such  partnership  either directly or indirectly  through any chain of entities no one of which is a  corporation  for United States federal  income tax purposes are required by the applicable  operating  agreement to be United
States  Persons,  (iii) an estate the income of which is includible in gross income for United
States tax purposes,  regardless  of its source,  or (iv) a trust if a court within the United
States is able to exercise primary  supervision over the  administration  of the trust and one or more United  States  persons  have  authority to control all  substantial  decisions of the
trust.   Notwithstanding  the  preceding   sentence,   to  the  extent  provided  in  Treasury
regulations,  certain  trusts in existence on August 20,  1996,  and treated as United  States persons  prior to such date,  that elect to  continue to be treated as United  States  persons will also be a United States Person.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any Certificate, as designated in Section 11.09.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby,"  "hereunder,"  `hereof,"  "hereinbefore,"  "hereinafter" and other equivalent  words refer to the Pooling and  Servicing  Agreement  as a whole.  All  references herein to Articles,  Sections or Subsections shall mean the corresponding  Articles,  Sections and  Subsections  in the Pooling and  Servicing  Agreement.  The  definition  set forth herein include both the singular and the plural.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Company,  concurrently with the execution and delivery hereof,  does hereby assign to the Trustee  for the  benefit of the  Certificateholders  without  recourse  all the right, title and interest of the Company in and to the  Mortgage  Loans,  including  all interest and principal  received on or with  respect to the  Mortgage  Loans after the Cut-off  Date (other than  payments of principal  and  interest due on the Mortgage  Loans on or before the Cut-off
Date).

               The Company,  the Servicer and the Trustee  agree that it is not intended  that any  mortgage  loan be included in the Trust Fund that is either (i) a  "High-Cost  Home Loan"
as  defined  in the New  Jersey  Home  Ownership  Act  effective  November  27,  2003,  (ii) a
"High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective  January
1, 2004,  (ii) a "High-Cost  Home Loan" as defined in the  Massachusetts  Predatory  Home Loan
Practices  Act  effective  November 7, 2004 or (iv) a "High-Cost  Home Loan" as defined in the
Indiana High Cost Home Loan Law Act effective January 1, 2005.

(b)     In connection with such assignment,  and  contemporaneously  with the delivery of this
Agreement,  the Company does hereby deliver to, and deposit with, the Trustee,  or to and with one or more  Custodians,  as the  duly  appointed  agent or  agents  of the  Trustee  for such purpose,  the  original  Mortgage  Note,  with  respect  to each  Mortgage  Loan so  assigned, endorsed  without  recourse in blank, or in the name of the Trustee as trustee,  and signed by an authorized  officer  (which  endorsement  shall contain  either an original  signature or a facsimile  signature of an authorized officer of GMACM, and if in the form of an allonge,  the allonge shall be stapled to the Mortgage Note),  with all intervening  endorsements  showing a complete  chain of title from the  originator  to GMACM.  If the Mortgage Loan was acquired by the endorser in a merger,  the endorsement  must be by  "____________,  successor by merger to
[name of  predecessor]".  If the  Mortgage  Loan was  acquired or  originated  by the endorser while doing business under another name, the  endorsement  must be by  "____________  formerly known as [previous name]."

In lieu of  delivering  the  Mortgage  Note  relating to any  Mortgage  Loan,  the Company may deliver  or cause to be  delivered  a lost note  affidavit  from the Seller  stating  that the original  Mortgage Note was lost,  misplaced or destroyed,  and, if available,  a copy of each original  Mortgage  Note;  provided,  however,  that in the case of Mortgage  Loans which have been prepaid in full after the Cut-off  Date and prior to the Closing  Date,  the Company,  in lieu of  delivering  the  above  documents,  may  deliver  or  cause  to be  delivered  to the
Custodian,  if any, or the  Trustee,  a  certification  to such  effect and shall  deposit all amounts paid in respect of such Mortgage Loan in the Payment Account on the Closing Date.

(c)     All  other  documents  contained  in the  Mortgage  File  and any  original  documents relating  to the  Mortgage  Loans not  contained  in the  Mortgage  File or  delivered  to the
Custodian,  if any,  or the  Trustee  are and shall be held by the  Servicer in trust as agent for the Trustee on behalf of the Certificateholders.

        In the event that in connection  with any Mortgage  Loan:  (a) the  original  recorded
Mortgage  (or  evidence of  submission  to the  recording  office),  (b) all interim  recorded assignments,  (c) the original recorded modification  agreement,  if required, or (d) evidence of title insurance  (together with all riders thereto,  if any) satisfying the requirements of clause  (I)(ii),  (iv), (vi) or (vii) of the definition of Mortgage File,  respectively,  have not been  delivered to the  Servicer  concurrently  with the  execution  and  delivery  hereof because  such  document  or  documents  have not been  returned  from  the  applicable  public recording office, or, in the case of each such interim  assignment or modification  agreement, because the related  Mortgage has not been returned by the appropriate  recording  office,  in the case of clause  (I)(ii),  (iv) or (vi) of the  definition of Mortgage File, or because the evidence of title  insurance has not been  delivered to the Seller by the title insurer in the case of clause  (I)(vii)  of the  definition  of Mortgage  File,  the  Servicer  shall use its reasonable  best  efforts to obtain,  (A) in the case of clause  (I)(ii),  (iv) or (vi) of the definition  of Mortgage  File,  such  original  Mortgage,  such  interim  assignment,  or such modification  agreement,  with evidence of recording  indicated  thereon upon receipt  thereof from the public  recording  office,  or a copy  thereof,  certified,  if  appropriate,  by the relevant  recording  office,  or (B) in the  case of  clause  (I)(vii)  of the  definition  of
Mortgage File, evidence of title insurance.

(d)     If any of the documents held by the Servicer  pursuant to clause (c) above are missing or  defective  in any  other  respect  and such  missing  document  or defect  materially  and adversely  affects the interests of the  Certificateholders  in the related Mortgage Loan, the
Servicer  shall  request  that GMACM  either (i) cure such  defect in all  material  respects,
(ii) substitute   for  such  Mortgage  Loan  a  Qualified   Substitute  Mortgage  Loan,  which
substitution  shall be  accomplished  in the manner and subject to the conditions set forth in
Section 2.04,  or (iii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which GMACM was  notified of such  defect;  provided  that if such defect would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code,  any such cure,  substitution  or  repurchase  must occur within 90 days from the date such  breach was  discovered.  If GMACM fails to comply with such request by the  Servicer,  the Servicer  shall notify the Trustee of such missing  document or material  defect and the Trustee  shall notify GMACM of its  obligation  to comply with clause
(i),  (ii)  or  (iii)  of the  preceding  sentence.  It is  understood  and  agreed  that  the obligation  of GMACM to cure a  material  defect  in,  or  substitute  for,  or  purchase  any
Mortgage Loan as to which a material defect in or omission of a constituent  document  exists, shall  constitute the sole remedy  respecting  such material  defect or omission  available to
Certificateholders  or the Trustee on behalf of  Certificateholders.  The  Purchase  Price for the purchased  Mortgage Loan shall be deposited or caused to be deposited  upon receipt by the
Trustee in the Payment  Account,  or upon  receipt by the Servicer in the  Custodial  Account.
Upon  receipt by the Trustee of written  notification  of such  deposit  signed by a Servicing
Officer,  and upon  receipt of a Request for  Release  from the  Servicer,  the  Custodian  on behalf of the  Trustee,  shall  (i)  release  or cause to be  released  to GMACM  the  related
Mortgage  Note,  and (ii) cause the  Servicer to release to GMACM any  remaining  documents in the  related  Mortgage  File which are held by the  Servicer.  The Trustee  shall  execute and deliver such instruments of transfer or assignment,  in each case without  recourse,  as GMACM shall require as necessary to vest in GMACM  ownership of any Mortgage Loan released  pursuant hereto and at such time the Trustee shall have no further  responsibility  with respect to the related Mortgage Note.

(e)     The Servicer shall keep in its possession  (a) from time to time  additional  original documents  evidencing  an  assumption  or  modification  of a Mortgage  Loan and (b) any other documents required to be held by the Servicer.

        Except  as may  otherwise  expressly  be  provided  herein,  none of the  Seller,  the
Servicer or the Trustee shall assign,  sell,  dispose of or transfer any interest in the Trust
Fund or any portion  thereof,  or permit the Trust Fund or any  portion  thereof to be subject to any lien, claim,  mortgage,  security  interest,  pledge or other encumbrance of, any other
Person.

        The Servicer shall cause to be filed the UCC  assignment  and UCC financing  statement referred to in clause  (II)(vii) and (x),  respectively,  of the  definition of Mortgage File.
If any UCC  assignment  or amendment or UCC financing  statement,  as  applicable,  is lost or returned unfiled to the Servicer  because of any defect therein,  the Servicer shall prepare a substitute UCC  assignment or amendment or UCC financing  statement,  as  applicable,  or cure such  defect,  and cause such UCC  assignment  or  amendment or UCC  financing  statement,  as applicable,  to be filed in accordance with this  paragraph.  In connection with its servicing of  Cooperative  Loans,  the  Servicer  will use its  reasonable  best  efforts to file timely continuation  statements  with regard to each financing  statement and assignment  relating to
Cooperative  Loans as to which the related  Cooperative  Apartment  is located  outside of the
State of New York.

        In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Servicer  further agrees that it will cause,  at the  Servicer's own expense,  as soon as  practicable  after the Closing Date,  the MERS(R)System to indicate that such Mortgage
Loans have been assigned to the Trustee in accordance  with this  Agreement for the benefit of the  Certificateholders  by including  (or deleting,  in the case of Mortgage  Loans which are repurchased  in accordance  with this  Agreement) in such computer files (a) the specific code which  identifies  the  Trustee  as the  assignee  of such  Mortgage  Loan and (b) the  series specific code in the field "Pool Field" which  identifies  the series of  Certificates  issued in  connection  with such  Mortgage  Loans.  The  Servicer  agrees  that it will not alter the codes  referenced in this  paragraph with respect to any Mortgage Loan during the term of this
Agreement  unless and until such Mortgage Loan is repurchased in accordance  with the terms of this Agreement,  and there is filed any financing  statement or amendment thereof necessary to comply  with  the New York  Uniform  Commercial  Code or the  Uniform  Commercial  Code of any
applicable jurisdiction.

(f)     It is intended  that the  conveyance  by the  Company to the  Trustee of the  Mortgage
Loans as  provided  for in this  Section 2.01  be  construed  as a sale by the  Company to the
Trustee of the Mortgage Loans for the benefit of the  Certificateholders.  Further,  it is not intended that such  conveyance be deemed to be a grant of a security  interest in the Mortgage
Loans by the  Company to the  Trustee  to secure a debt or other  obligation  of the  Company.
However,  if the  Mortgage  Loans are held to be property of the Company or of the Seller,  or if for any  reason  this  Agreement  is held or deemed to create a  security  interest  in the
Mortgage  Loans,  then it is intended  that,  (a) this  Agreement  be and hereby is a security agreement  within the meaning of Article 9 of the Uniform  Commercial  Code of any  applicable jurisdiction;  (b) the  conveyance  provided  for in  Section 2.01  shall be deemed to be, and hereby is,  (1) a grant by the  Company to the  Trustee of a security  interest  in all of the
Company's right, title and interest,  whether now owned or hereafter  acquired,  in and to the following:  (A) the Mortgage Loans,  including  (i) with respect to each Cooperative Loan, the related  Mortgage  Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock  Certificate and Cooperative  Lease,  (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage,  and (iii) any  insurance policies and all other documents in the related  Mortgage File,  (B) all  amounts  payable  pursuant to the Mortgage Loans in accordance with the terms thereof,  (C) all  proceeds of the conversion, voluntary  or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other property,  including without  limitation all amounts from time to time held or invested in the
Payment  Account  or  the  Custodial  Account,  whether  in the  form  of  cash,  instruments,
securities  or  other  property,  (D)  all  accounts,  general  intangibles,   chattel  paper,
instruments,  documents,  money, deposit accounts, goods, letters of credit,  letter-of-credit rights,  oil, gas, and other minerals,  and investment property consisting of, arising from or relating  to any of the  foregoing,  and  (E)  all  proceeds  of  the  foregoing,  and  (2) an assignment  by the  Company to the  Trustee  of any  security  interest  in any and all of the
Seller's right  (including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing  clauses
(1)(A),  (B),  (C), (D) and (E) granted by the Seller to the Company  pursuant to the Purchase
Agreement;  (c) the  possession  by the  Trustee,  the  Custodian  or any  other  agent of the
Trustee of any of the  foregoing  property  shall be deemed to be  possession  by the  secured party,  or  possession  by a purchaser  or a person  holding  for the benefit of such  secured party, for purposes of perfecting the security interest  pursuant to the Pennsylvania  Uniform
Commercial  Code  and  the  Uniform  Commercial  Code  of any  other  applicable  jurisdiction
(including,  without limitation,  Sections 9-313 and 9-314 thereof);  and (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such  property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from, securities  intermediaries,  bailees or agents of, or persons holding for, the Trustee (as  applicable)  for the  purpose of  perfecting  such  security  interest  under applicable law.

        The Company  and, at the  Company's  direction,  GMACM and the Trustee  shall,  to the extent  consistent  with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement were  determined to create a security  interest in the Mortgage
Loans and the other property  described above,  such security  interest would be determined to be a  perfected  security  interest  of  first  priority  under  applicable  law  and  will be maintained as such  throughout  the term of this  Agreement.  Without  limiting the generality of the  foregoing,  the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee  shall forward for filing,  in  accordance  with the
Servicer's  instructions,  or shall cause to be  forwarded  for filing,  at the expense of the
Company,  all  filings  necessary  to  maintain  the  effectiveness  of any  original  filings necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction to perfect the
Trustee's  security  interest in the Mortgage Loans, as evidenced by an Officer's  Certificate of the Company,  including without limitation (x) continuation statements,  and (y) such other statements as may be  occasioned  by (1) any change of name of the Seller,  the Company or the
Trustee  (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of type or  jurisdiction  of organization of the  Seller or the  Company  and  (3) any  transfer  of any  interest  of the Seller or the
Company  in any  Mortgage  Loan.  The  Company  shall  file or cause to be filed the  original filing  necessary  under  the  Uniform  Commercial  Code to  perfect  the  Trustee's  security interest in the Mortgage Loans.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  that the  Custodian,  acting on behalf of the Trustee,  has received  (subject to any exceptions  noted in the custodian  certification  described  below)
the Mortgage  Notes and the Trustee  declares  that it holds or will hold the assets  included in the  definition  of "Trust Fund," in trust for the exclusive use and benefit of all present and future Certificateholders.

        The Trustee agrees,  for the benefit of the  Certificateholders,  that pursuant to the
Custodial  Agreement,  the  Custodian  will review  each  Mortgage  Note and will  execute and deliver,  or cause to be executed  and  delivered,  to GMACM,  the Trustee and the  Servicer a custodian  certification  substantially in the form annexed hereto as Exhibit M on or prior to the Closing  Date.  Pursuant to the  Custodial  Agreement,  in  conducting  such  review,  the
Custodian  is  required  to  ascertain  whether  the  Mortgage  Notes have been  executed  and received,  and whether the  Mortgage  Notes  relate,  determined  on the basis of the original principal  balance and loan  number,  to the Mortgage  Loans.  Neither the  Custodian  nor the
Trustee shall be under any duty or obligation  to inspect,  review or examine said  documents,
instruments,   certificates   or  other  papers  to  determine  that  the  same  are  genuine, enforceable  or  appropriate  for the  represented  purpose  or that they have  actually  been recorded,  or are in  recordable  form or that they are other than what they  purport to be on their face.

        If, in the process of reviewing the Mortgage  Notes and  preparing the  certifications referred  to above,  the  Custodian  finds any  Mortgage  Note to be missing or  contains  any defect which materially and adversely affects the interests of the  Certificateholders  in the related  Mortgage  Loan,  the Custodian is required  pursuant to the Custodial  Agreement,  to notify the  Trustee,  the Company and the Seller,  and the Trustee  shall  request  that GMACM cure any such  defect in all  material  respects  within 90 days from the date on which  GMACM was notified of such defect,  and if GMACM does not cure such defect in all material  respects during such period, the Trustee shall request on behalf of the  Certificateholders  that GMACM either (i)  substitute  for such Mortgage Loan a Qualified  Substitute  Mortgage  Loan,  which substitution  shall be  accomplished  in the manner and subject to the conditions set forth in
Section 2.04,  or (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase  Price within 90 days after the date on which GMACM was  notified of such  defect;  provided  that if such defect would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code,  any such cure,  substitution  or  repurchase  must occur within 90 days from the date such  breach was  discovered.  It is  understood  and agreed that the  obligation  of GMACM to cure a material  defect in, or  substitute  for, or purchase  any
Mortgage  Loan as to which a material  defect in, or omission of, a Mortgage Note exists shall constitute  the  sole  remedy  respecting  such  material  defect  or  omission  available  to
Certificateholders  or the Trustee on behalf of  Certificateholders.  The  Purchase  Price for the purchased  Mortgage Loan shall be deposited or caused to be deposited  upon receipt by the
Trustee in the Payment  Account,  or upon  receipt by the Servicer in the  Custodial  Account.
Upon  receipt by the Trustee of written  notification  of such  deposit  signed by a Servicing
Officer,  and upon  receipt of a Request for  Release  from the  Servicer,  the  Custodian  on behalf of the  Trustee,  shall  (i)  release  or cause to be  released  to GMACM  the  related
Mortgage  Note,  and (ii) cause the  Servicer to release to GMACM any  remaining  documents in the  related  Mortgage  File which are held by the  Servicer.  The Trustee  shall  execute and
deliver  such  instruments  of  transfer  or  assignment,   in  each  case  without  recourse,
representation  or warranty,  as GMACM shall  require as necessary to vest in GMACM  ownership of any  Mortgage  Loan  released  pursuant  hereto and at such time the Trustee  shall have no further responsibility with respect to the related Mortgage Note.

Section 2.03.  Representations, Warranties and Covenants of the Servicer.

        The  Servicer  hereby  represents  and  warrants to the Trustee for the benefit of the
Certificateholders that:

(i)     The Servicer is a corporation  duly organized,  validly  existing and in good standing under  the laws  governing  its  creation  and  existence  and is or will be in compliance  with the laws of each  state in which  any  Mortgaged  Property  is located to the extent necessary to ensure the  enforceability  of each Mortgage
               Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Servicer and its  performance  and compliance  with the terms of this  Agreement  will not violate the  Servicer's
               Certificate of  Incorporation or Bylaws or constitute a material default (or an event  which,  with  notice  or lapse  of time,  would  constitute  a  material default)  under,  or result in the material  breach of, any material  contract, agreement or other  instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization,  execution and delivery by the Trustee and the  Company,  constitutes  a  valid,  legal  and  binding  obligation  of  the
               Servicer,  enforceable  against it in accordance  with the terms hereof subject to applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other laws affecting the  enforcement of creditors'  rights  generally and to general principles of equity,  regardless of whether such  enforcement is considered in a  proceeding  in  equity  or at law and to  public  policy  as it  relates  to indemnification and contribution under applicable securities laws;

(iv)    The  Servicer  is not in default  with  respect to any order or decree of any court or
               any  order,   regulation  or  demand  of  any  federal,   state,  municipal  or
               governmental   agency,   which  default  might  have  consequences  that  would
               materially  and  adversely  affect  the  condition   (financial  or  other)  or
               operations of the Servicer or its  properties or might have  consequences  that would materially adversely affect its performance hereunder;

(v)     No  litigation  is pending  or, to the best of the  Servicer's  knowledge,  threatened against the Servicer  which would  prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)    The  Servicer  will  comply  in all  material  respects  in the  performance  of  this
               Agreement  with all  reasonable  rules and  requirements  of each insurer under each Required Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered  to the Company,  any  Affiliate of the Company or the Trustee by the
               Servicer will, to the knowledge of the Servicer,  contain any untrue  statement of a material fact or omit a material fact  necessary to make the  information, certificate, statement or report not misleading; and

(viii)  The  Servicer is a member of MERS in good  standing,  and will comply in all  material respects  with  the  rules  and  procedures  of MERS  in  connection  with  the servicing of the Mortgage Loans that are registered with MERS.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section 2.03  shall survive  delivery of the respective  Mortgage  Notes to the Custodian,  if any, or the Trustee.

Section 2.04.  Representations and Warranties of the Seller.

        The Company  hereby assigns to the Trustee for the benefit of  Certificateholders  all of its  right,  title and  interest  in  respect  of the  Purchase  Agreement  insofar  as the
Purchase  Agreement  relates  to the  representations  and  warranties  made by the  Seller in respect of the Mortgage  Loans and any  remedies  provided  thereunder  for any breach of such representations  and  warranties,  such  right,  title and  interest  may be  enforced  by the
Servicer  on behalf of the  Trustee  and the  Certificateholders.  Upon the  discovery  by the
Company,   the   Servicer,   the  Trustee  or  any  Custodian  of  a  breach  of  any  of  the representations  and  warranties  made by the Seller in the  Purchase  Agreement  (which,  for purposes  hereof,  will be deemed to  include  any other  cause  giving  rise to a  repurchase obligation  under the Purchase  Agreement)  in respect of any Mortgage  Loan which  materially and adversely  affects the interests of the  Certificateholders  in such  Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties (any
Custodian  being so  obligated  under a Custodial  Agreement).  The  Servicer  shall  promptly notify the Seller of such  breach and request  that the Seller  either (i) cure such breach in all material  respects  within 90 days from the date the Seller was notified of such breach or
(ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set  forth  in  Section 2.02;  provided  that  in the  case of a  breach  under  the  Purchase
Agreement,  the Seller,  shall have the option to substitute a Qualified  Substitute  Mortgage
Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing  Date;  provided that if the breach would cause the Mortgage Loan to be other than a  "qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of the  Code,  any  such  cure, repurchase  or  substitution  must  occur  within  90  days  from  the  date  the  breach  was discovered.  In the  event  that the  Seller  elects  to  substitute  a  Qualified  Substitute
Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this  Section 2.04,  the Seller shall  deliver to the Custodian  with respect to such  Qualified  Substitute  Mortgage Loan or
Loans, the original  Mortgage Note endorsed as required by Section 2.01,  and the Seller shall deliver  to the  Servicer  with  respect  to such  Qualified  Substitute  Mortgage  Loan,  the
Mortgage,  an  Assignment  of  the  Mortgage  in  recordable  form  if  required  pursuant  to
Section 2.01,  and such other  documents  and  agreements  as are  required  to be held by the
Servicer  pursuant to Section 2.01.  No substitution  will be made in any calendar month after the  Determination  Date for such  month.  Monthly  Payments  due with  respect  to  Qualified
Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust Fund and will be retained by the  Servicer  and  remitted by the Servicer to the Seller on the next
succeeding   Distribution   Date.  For  the  month  of  substitution,   distributions  to  the
Certificateholders  will include the Monthly  Payment due on a Deleted  Mortgage Loan for such month and  thereafter  the Seller shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage  Loan.  The Servicer shall amend or cause to be amended the Mortgage
Loan  Schedule  for the  benefit  of the  Certificateholders  to reflect  the  removal of such
Deleted  Mortgage  Loan and the  substitution  of the  Qualified  Substitute  Mortgage Loan or
Loans and the  Servicer  shall  deliver the amended  Mortgage  Loan  Schedule to the  Trustee.
Upon such substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related  Subservicing  Agreement in all respects,  and the
Seller shall be deemed to have made the  representations  and  warranties  with respect to the
Qualified  Substitute  Mortgage  Loan  contained in the  Purchase  Agreement as of the date of substitution.

        In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage  Loans,  the Servicer  will  determine  the amount (if any) by which the  aggregate  principal  balance  of all such  Qualified  Substitute  Mortgage
Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted  Mortgage Loans (in each case after  application of the principal  portion of the  Monthly  Payments  due in the month of  substitution  that are to be  distributed  to the
Certificateholders  in the month of  substitution).  The Servicer  shall deposit the amount of
such  shortfall   received  from  the  Seller  into  the  Custodial  Account  on  the  day  of substitution.  Prior to the delivery of the Qualified  Substitute  Mortgage Loan, the Servicer
shall give  notice in writing to the  Trustee of any such  shortfall,  which  notice  shall be accompanied  by an  Officer's  Certificate  stating  that such  Mortgage  Loan is a  Qualified
Substitute  Mortgage  Loan and as to the  calculation  of any such  shortfall  and (subject to
Section 10.01(f))  by an Opinion of Counsel  to the  effect  that such  substitution  will not cause (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1)  of the Code or on
"contributions  after  the  startup  date"  under  Section 860G(d)(1)  of the  Code or (b) any portion of either of the  REMICs to fail to  qualify as such at any time that any  Certificate is outstanding.

        It is understood  and agreed that the  obligation of the Seller to cure such breach or
purchase  (or  to   substitute   for)  such  Mortgage  Loan  as  to  which  a  breach  of  its representations  and  warranties  has occurred and is  continuing  shall  constitute  the sole remedy  respecting such breach  available to the  Certificateholders  or the Trustee on behalf of  Certificateholders.  In  connection  with the  purchase  of or  substitution  for any such
Mortgage Loan by the Seller,  the Trustee shall  assign,  pursuant to an assignment  delivered to the  Trustee by the  Seller,  to the  Seller or its  designee  all of the right,  title and interest in respect of the Purchase Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates.

        The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Mortgage  Notes to the  Custodian  on its  behalf,  subject to any  exceptions  noted, together with the  assignment to it of all other assets  included in the Trust Fund and/or the applicable  REMIC,  receipt of which is hereby  acknowledged.  Concurrently with such delivery and in  exchange  therefor,  the  Trustee,  pursuant  to the  written  request of the  Company executed  by an  officer of the  Company  has  executed  and  caused to be  authenticated  and delivered to or upon the order of the Company the  Certificates  in  authorized  denominations which evidence ownership of the entire Trust Fund.

Section 2.06.  Purposes and Powers of the Trust Fund.

        The  purpose  of the  trust,  as  created  hereunder,  is to engage  in the  following activities:

(a)     to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c)     to  engage  in  those  activities  that  are  necessary,  suitable  or  convenient  to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)     subject to compliance with this Agreement,  to engage in such other  activities as may
be  required  in  connection   with   conservation  of  the  Trust  Fund  and  the  making  of
distributions to the Certificateholders.

        The  trust is hereby  authorized  to engage  in the  foregoing  activities.  The trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as  required  or  authorized  by  the  terms  of  this  Agreement  while  any  Certificate  is outstanding  without  the  consent of the  Certificateholders  evidencing  a  majority  of the aggregate Voting Rights of the Certificates.

ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

Section 3.01.  Servicer to Act as Servicer.

(a)     The Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this Agreement and the  respective  Mortgage  Loans,  shall follow such practices and procedures  as it shall deem  necessary or  advisable  and as shall be normal and usual in its general mortgage servicing activities,  and shall have full power and authority,  acting alone or through  Subservicers  as provided in  Section 3.02,  to do any and all things which it may deem  necessary or desirable in connection  with such  servicing and  administration.  Without limiting the  generality  of the  foregoing,  the Servicer in its own name or in the name of a
Subservicer  is hereby  authorized  and  empowered  by the  Trustee  when the  Servicer or the
Subservicer,  as the case may be,  believes it appropriate  in its best  judgment,  to execute and deliver, on behalf of the  Certificateholders  and the Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release or discharge,  or of consent to  assumption or  modification  in connection  with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection  with the  repurchase of a Mortgage
Loan  and  all  other  comparable  instruments,   or  with  respect  to  the  modification  or
re-recording of a Mortgage for the purpose of correcting the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public  utility  company or  government  agency or unit
with  powers  of  eminent  domain,  the  taking  of  a  deed  in  lieu  of  foreclosure,   the
commencement,   prosecution  or  completion  of  judicial  or  non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related  Insurer,  the  acquisition of any property acquired by  foreclosure  or deed in lieu of  foreclosure,  or the  management,  marketing and conveyance  of any  property  acquired  by  foreclosure  or deed in lieu of  foreclosure  with respect to the  Mortgage  Loans and with  respect to the  Mortgaged  Properties.  The Servicer further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the  Trustee,  in its own name or in the name of the  Subservicer,  when the  Servicer  or the
Subservicer,  as the case may be,  believes it  appropriate  in its best  judgment to register any  Mortgage  Loan on the MERS(R)System,  or cause the removal from the  registration  of any
Mortgage  Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the
Certificateholders  or  any  of  them,  any  and  all  instruments  of  assignment  and  other comparable  instruments  with respect to such  assignment or re-recording of a Mortgage in the name of  MERS,  solely  as  nominee  for the  Trustee  and its  successors  and  assigns.  Any expenses  incurred in connection  with the actions  described in the preceding  sentence shall be borne by the Servicer in accordance with  Section 3.16(c),  with no right of reimbursement;
provided,  that  if,  as a  result  of MERS  discontinuing  or  becoming  unable  to  continue operations in  connection  with the MERS System,  it becomes  necessary to remove any Mortgage
Loan from  registration  on the MERS System and to arrange for the  assignment  of the related
Mortgages to the Trustee,  then any related  expenses  shall be  reimbursable  to the Servicer pursuant to Section  3.10(a)(ii).  Notwithstanding the foregoing,  subject to Section 3.07(a), the Servicer  shall not permit any  modification  with respect to any Mortgage Loan that would both  constitute a sale or exchange of such Mortgage  Loan within the meaning of  Section 1001 of the Code and any proposed,  temporary or final  regulations  promulgated  thereunder (other than in  connection  with a proposed  conveyance  or  assumption of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to  Section 3.13(d)  hereof) and cause any
REMIC  formed  under  this  Agreement  to fail to  qualify  as a REMIC  under the  Code.  Upon request,  the  Trustee  shall  furnish  the  Servicer  with any powers of  attorney  and other documents  necessary  or  appropriate  to enable the  Servicer to service and  administer  the
Mortgage  Loans.  The Trustee  shall not be liable for any action taken by the Servicer or any
Subservicer   pursuant  to  such  powers  of  attorney.   In  connection  with  servicing  and
administering  the Mortgage  Loans,  the  Servicer  and any  Affiliate of the Servicer (i) may
perform services such as appraisals and brokerage  services that are not customarily  provided by servicers of mortgage loans, and shall be entitled to reasonable  compensation  therefor in accordance  with  Section 3.10  and  (ii) may,  at its own  discretion  and on  behalf  of the
Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)     All costs incurred by the Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments on the  properties  subject to the Mortgage Loans shall not, for the purpose  of  calculating  monthly  distributions  to the  Certificateholders,  be added to the amount  owing  under  the  related  Mortgage  Loans,  notwithstanding  that the  terms of such
Mortgage  Loan so permit,  and such costs  shall be  recoverable  to the extent  permitted  by
Section 3.10(a)(ii).

(c)     The Servicer may enter into one or more  agreements in connection with the offering of pass-through  certificates  evidencing interests in one or more of the Certificates  providing
for  the  payment  by  the  Servicer  of  amounts   received  by  the  Servicer  as  servicing
compensation  hereunder and required to cover certain  Prepayment  Interest  Shortfalls on the
Mortgage  Loans,  which payment  obligation  will  thereafter be an obligation of the Servicer hereunder.

Section 3.02.  Subservicing  Agreements  Between  Servicer and  Subservicers;  Enforcement of
                                Subservicers' and Seller's Obligations.

        The  Servicer  may enter  into  Subservicing  Agreements  with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage  Loans.  Each  Subservicer  of a
Mortgage  Loan  shall  be  entitled  to  receive  and  retain,  as  provided  in  the  related
Subservicing  Agreement and in  Section 3.07,  the related  Subservicing  Fee from payments of interest  received on such Mortgage Loan after payment of all amounts  required to be remitted to the Servicer in respect of such Mortgage  Loan. Any  Subservicing  Fee shall be paid by the
Servicer  out of the  Servicing  Fee  for the  related  Mortgage  Loans.  Unless  the  context otherwise  requires,  references  in this  Agreement  to  actions  taken or to be taken by the
Servicer  in  servicing  the  Mortgage  Loans  include  actions  taken  or  to be  taken  by a
Subservicer on behalf of the Servicer.

Section 3.03.  Successor Subservicers.

        The Servicer shall be entitled to terminate any Subservicing  Agreement that may exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the Servicer or the  Subservicer,  the Servicer shall either act as servicer of the related  Mortgage Loan or enter into a  Subservicing  Agreement  with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.

Section 3.04.  Liability of the Servicer.

        Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to agreements or  arrangements  between the Servicer or a Subservicer or reference to actions taken through a Subservicer  or  otherwise,  the Servicer  shall remain  obligated and liable to the Trustee and the  Certificateholders  for the servicing and  administering of the
Mortgage Loans in accordance  with the provisions of Section 3.01  without  diminution of such obligation  or liability  by virtue of such  Subservicing  Agreements  or  arrangements  or by virtue of  indemnification  from the  Subservicer  or the  Company  and to the same extent and
under  the  same  terms  and   conditions  as  if  the  Servicer   alone  were  servicing  and
administering  the  Mortgage  Loans.  The  Servicer  shall  be  entitled  to  enter  into  any agreement  with a Subservicer  or the Seller for  indemnification  of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
                                Certificateholders.
        Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage  Loans  involving a Subservicer in its capacity as such and not as an  originator  shall be deemed to be between the  Subservicer  and the Servicer  alone and the  Trustee  and the  Certificateholders  shall not be deemed  parties  thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     If the Servicer  shall for any reason no longer be the servicer  (including  by reason of an Event of Default),  the Trustee,  its designee or its successor shall  thereupon  assume all of the rights and obligations of the Servicer under each  Subservicing  Agreement that may have been entered into.  The Trustee,  its designee or the successor  servicer for the Trustee shall be deemed to have assumed all of the  Servicer's  interest  therein and to have replaced the  Servicer  as a  party  to  the  Subservicing  Agreement  to  the  same  extent  as if the
Subservicing  Agreement  had been  assigned to the  assuming  party  except that the  Servicer shall not  thereby  be  relieved  of any  liability  or  obligations  under  the  Subservicing
Agreement.

(b)     The Servicer  shall,  upon request of the Trustee but at the expense of the  Servicer, deliver  to the  assuming  party all  documents  and  records  relating  to each  Subservicing
Agreement and the Mortgage  Loans then being  serviced and an accounting of amounts  collected and held by it and  otherwise use its  reasonable  efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and  provisions  of the Mortgage  Loans,  and shall,  to the extent such  procedures shall be consistent  with this Agreement and the terms and  provisions of any related  Primary
Insurance  Policy,  follow such  collection  procedures  as it would  employ in its good faith business  judgment  and  which  are  normal  and  usual  in  its  general  mortgage  servicing activities.  Consistent  with the foregoing,  the Servicer may in its discretion (i) waive any late  payment  charge or any  prepayment  charge or penalty  interest in  connection  with the prepayment  of a Mortgage  Loan and (ii)  extend the Due Date for  payments  due on a Mortgage
Note for a period not  greater  than 180 days;  provided,  however,  that the  Servicer  shall first  determine  that any such  waiver or  extension  will not  impair  the  coverage  of any related  Primary  Insurance  Policy or  materially  adversely  affect the lien of the  related
Mortgage.  In the event of any such  arrangement,  the Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled  period in  accordance  with the  amortization schedule of such Mortgage  Loan without  modification  thereof by reason of such  arrangements unless  otherwise  agreed to by the Holders of the Classes of Certificates  affected  thereby;
provided,  however,  that no such  extension  shall  be made if any  such  advance  would be a
Nonrecoverable  Advance.  Consistent with the terms of this  Agreement,  the Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement of strict compliance  with any such term or in any manner grant  indulgence  to any  Mortgagor if in the
Servicer's  determination  such  waiver,  modification,  postponement  or  indulgence  is  not materially  adverse to the  interests  of the  Certificateholders  (taking  into  account  any estimated  Realized Loss that might result absent such action);  provided,  however,  that the
Servicer may not modify  materially  or permit any  Subservicer  to modify any Mortgage  Loan, including  without  limitation any modification  that would change the Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection  with the  liquidation  of the related  Mortgage  Loan or except in  connection  with  prepayments  to the  extent  that such reamortization  is not inconsistent  with the terms of the Mortgage Loan), or extend the final maturity  date of such  Mortgage  Loan,  unless  such  Mortgage  Loan is in default or, in the judgment of the Servicer,  such default is  reasonably  foreseeable;  and  provided,  further, that no such  modification  shall  reduce  the  interest  rate on a  Mortgage  Loan  below the
Servicing Fee Rate. In connection  with any  Curtailment of a Mortgage Loan, the Servicer,  to the extent not  inconsistent  with the terms of the Mortgage  Note and local law and practice, may permit the Mortgage Loan to be reamortized  such that the Monthly  Payment is recalculated as an amount that will fully amortize the remaining  Stated  Principal  Balance thereof by the
original   Maturity  Date  based  on  the  original   Mortgage  Rate;   provided,   that  such
re-amortization  shall not be  permitted if it would  constitute a reissuance  of the Mortgage
Loan for federal  income tax  purposes,  except if such  reissuance  is  described in Treasury
Regulation  Section 1.860G-2(b)(3).  The  Servicer  shall not be required to institute or join in litigation  with respect to collection of any payment  (whether under a Mortgage,  Mortgage
Note or otherwise  or against any public or  governmental  authority  with respect to a taking or  condemnation)  if it reasonably  believes that  enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b)     The Servicer  shall  segregate and hold all funds  collected and received  pursuant to each Mortgage  Loan separate and apart from any of its own funds and general  assets and shall establish and maintain one or more Custodial  Accounts held in trust,  entitled "GMAC Mortgage
Corporation  Custodial  Account  in trust for the  benefit of the  Holders  of GMACM  Mortgage
Pass-Through  Certificates,  Series 2006-AR2."  Each  Custodial  Account  shall be an Eligible
Account.  The Custodial  Account shall be  maintained  as a segregated  account,  separate and apart from trust funds created for mortgage  pass-through  certificates  of other series,  and the other accounts of the Servicer.

        Within  two  Business  Days of  receipt,  except as  otherwise  specifically  provided herein,  the  Servicer  shall  deposit or cause to be  deposited  the  following  payments and collections  remitted  by  subservicers  or received  by it in respect of the  Mortgage  Loans subsequent  to the Cut-off Date (other than in respect of  principal  and interest due on such
Mortgage  Loans on or before  the  Cut-off  Date) and the  following  amounts  required  to be deposited hereunder:

(i)     All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
               Mortgagors  on  the  Mortgage   Loans  and  the  principal   component  of  any
               Subservicer  Advance or of any REO Proceeds  received in connection with an REO
               Property for which an REO Disposition has occurred;

(ii)    All  payments on account of interest at the Net Mortgage  Rate on the Mortgage  Loans, and the interest  component of any  Subservicer  Advance or of any REO Proceeds
               received in connection  with an REO Property for which an REO  Disposition  has occurred,  minus the amount of any interest  paid by a Mortgagor in  connection with a  Principal  Prepayment  in Full for the  calendar  month  in which  such
               Principal Prepayment is to be distributed pursuant to Section 4.02;

(iii)   Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
               related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased  pursuant to  Section 2.02,  2.04 or 4.07 and all amounts  required to be deposited in connection  with the  substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.04;

(v)     Any amounts required to be deposited pursuant to Section 3.07(c); and

(vi)    All  amounts  transferred  from  the  Payment  Account  to the  Custodial  Account  in accordance with Section 4.02(a)(iii).

The foregoing  requirements for deposit in the Custodial Account shall be exclusive,  it being understood and agreed that,  without  limiting the  generality of the  foregoing,  payments on the  Mortgage  Loans which are not part of the Trust Fund  (consisting  of payments in respect of  principal  and  interest  on the  Mortgage  Loans due on or before the  Cut-off  Date) and payments  or  collections  in the  nature of  prepayment  charges or late  payment  charges or assumption  fees may but need not be deposited by the Servicer in the  Custodial  Account.  In the event any amount not required to be deposited in the  Custodial  Account is so  deposited, the Servicer may at any time withdraw such amount from the  Custodial  Account,  any provision herein to the contrary  notwithstanding.  The Servicer shall maintain  records with respect to all deposits  made  pursuant to this Section.  All funds  deposited in the  Custodial  Account shall  be  held in  trust  for the  Certificateholders  until  withdrawn  in  accordance  with
Section 3.10.

        With  respect to  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and the
proceeds of the  purchase of any  Mortgage  Loan  pursuant  to  Sections  2.02,  2.04 and 4.07 received in any  calendar  month,  the Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the Distribution Date in the month of receipt,  but is not  obligated to do so. If the  Servicer so elects,  such amounts will be deemed to have been received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(c)     The  Servicer  shall use  commercially  reasonable  efforts  to cause the  institution maintaining the Custodial  Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments  which shall mature not later than the Payment
Account  Deposit Date next  following the date of such  investment  (with the exception of the
Amount  Held for Future  Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All income and gain  realized  from any such  investment  shall be for the benefit of the  Servicer  as  additional  servicing  compensation  and shall be subject to its withdrawal  or order from time to time.  The amount of any losses  incurred  in respect of any such  investments  attributable  to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial  Account by the Servicer out of its own funds  immediately as realized without any right of reimbursement.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those  cases  where a  Subservicer  is  servicing  a Mortgage  Loan  pursuant  to a
Subservicing   Agreement,   the  Servicer  shall  cause  the  Subservicer,   pursuant  to  the
Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an  Eligible  Account  or,  if such  account  is not an  Eligible  Account,  shall be acceptable to the Servicer and each Rating Agency.  The Subservicer  will be required  thereby to deposit  into the  Subservicing  Account on a daily basis all  proceeds  of Mortgage  Loans received  by the  Subservicer,  less its  Subservicing  Fees  and  unreimbursed  advances  and expenses,  to  the  extent  permitted  by the  Subservicing  Agreement.  If  the  Subservicing
Account  is not an  Eligible  Account,  the  Servicer  shall be deemed to have  received  such monies upon  receipt  thereof by the  Subservicer.  The  Subservicer  shall not be required to deposit in the  Subservicing  Account  payments  or  collections  in the nature of  prepayment charges or late  charges  or  assumption  fees.  On or before  each  Determination  Date,  the
Servicer shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to remit to the Servicer for deposit in the Custodial  Account all funds held in the Subservicing  Account with  respect to each  Mortgage  Loan  serviced by such  Subservicer  that are  required to be remitted to the Servicer.

(b)     In addition to the Custodial  Account and the Payment Account,  the Servicer shall for any  Nonsubserviced  Mortgage Loan, and shall cause the Subservicers for Subserviced  Mortgage
Loans to,  establish  and  maintain  one or more  Servicing  Accounts  and  deposit and retain therein all collections  from the Mortgagors (or advances from  Subservicers)  for the payment of taxes,  assessments,  hazard insurance  premiums,  Primary  Insurance  Policy premiums,  if applicable,  or comparable  items for the account of the  Mortgagors.  Each Servicing  Account shall be hold in trust,  entitled "GMAC Mortgage  Corporation  Servicing  Account in trust for
the   benefit  of  the  of  the   Holders  of  GMACM   Mortgage   Pass-Through   Certificates,
Series 2006-AR2."  Withdrawals  of amounts  related to the Mortgage  Loans from the  Servicing
Accounts may be made only to effect timely  payment of taxes,  assessments,  hazard  insurance
premiums,   Primary  Insurance  Policy  premiums,  if  applicable,  or  comparable  items,  to reimburse  the  Servicer or  Subservicer  out of related  collections  for any  payments  made pursuant to Sections  3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a) (with respect to hazard  insurance),  to refund to any  Mortgagors  any sums as may be determined to be  overages,  to pay  interest,  if  required,  to  Mortgagors  on balances in the  Servicing
Account or to clear and terminate the Servicing  Account at the  termination of this Agreement in accordance with  Section 9.01.  As part of its servicing  duties,  the Servicer shall,  and the  Subservicers  will,  pursuant to the Subservicing  Agreements,  be required to pay to the
Mortgagors interest on funds in this account to the extent required by law.

(c)     The Servicer shall advance the payments  referred to in the preceding  subsection that are not timely paid by the  Mortgagors  or advanced by the  Subservicers  on the date when the tax,  premium or other cost for which such payment is intended is due, but the Servicer  shall be required so to advance only to the extent that such  advances,  in the good faith  judgment of the Servicer,  will be recoverable by the Servicer out of Insurance  Proceeds,  Liquidation
Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09  shall make any Class of  Certificates  legal for investment by federally  insured  savings and loan  associations,  the Servicer shall provide, or cause the  Subservicers  to provide,  to the Trustee,  the Office of Thrift  Supervision or
the  FDIC and the  supervisory  agents  and  examiners  thereof  access  to the  documentation regarding  the  Mortgage  Loans  required by  applicable  regulations  of the Office of Thrift
Supervision,  such access being afforded  without charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Servicer.  The Servicer shall permit such  representatives  to photocopy any such  documentation and shall provide equipment for that purpose at a charge  reasonably  approximating  the cost of such  photocopying to the
Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Servicer  may, from time to time as provided  herein,  make  withdrawals  from the
Custodial  Account of amounts on deposit therein  pursuant to Section 3.07  that are collected on or attributable to the Mortgage Loans for the following purposes:

(i)     to make  deposits into the Payment  Account in the amounts and in the manner  provided for in Section 4.01;

(ii)    to reimburse itself or the related  Subservicer for previously  unreimbursed  advances or expenses made pursuant to Sections 3.01, 3.07(a),  3.08, 3.11, 3.12(a), 3.14
               and 4.04 or  otherwise  reimbursable  pursuant to the terms of this  Agreement, such withdrawal right being limited to amounts received on particular  Mortgage
               Loans  (including,   for  this  purpose,  REO  Proceeds,   Insurance  Proceeds,
               Liquidation  Proceeds  and  proceeds  from  the  purchase  of a  Mortgage  Loan pursuant to Section 2.02,  2.04 or 4.07) which represent  (A) Late  Collections of  Monthly  Payments  for  which  any  such  advance  was  made in the case of
               Subservicer  Advances or Advances  pursuant to Section 4.04  and (B) recoveries of  amounts  in  respect  of  which  such  advances  were  made in the  case of
               Servicing Advances;

(iii)   to pay to  itself or the  related  Subservicer  (if not  previously  retained  by such
               Subservicer)  out of each  payment  received  by the  Servicer  on  account  of interest  on a Mortgage  Loan as  contemplated  by Sections  3.14 and 3.16,  an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing  Fee, if not previously retained)  which,  when deducted,  will result in the remaining  amount of such interest  being  interest at the Net  Mortgage  Rate (or  Modified Net Mortgage
               Rate in the case of a Modified  Mortgage  Loan) on the amount  specified in the amortization  schedule of the related  Mortgage Loan as the  principal  balance thereof at the beginning of the period  respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any  interest or  investment income  earned on funds and other  property  deposited  in or  credited  to the
               Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts  remitted by  Subservicers  or received from Mortgagors as interest in respect of Curtailments;

(vi)    to pay the Seller,  with respect to each Mortgage Loan or property acquired in respect
               thereof  that  has  been  purchased  or  otherwise   transferred   pursuant  to
               Section 2.02,  2.04,  4.07  or  9.01,  all  amounts  received  thereon  and not required to be  distributed to the  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to reimburse itself or the related  Subservicer for any Nonrecoverable  Advance or any
               Advance that was  ultimately  determined to be Excess  Special  Hazard  Losses,
               Excess Fraud Losses,  Excess Bankruptcy  Losses or Extraordinary  Losses in the
               manner and to the extent provided in subsection (c) below,  any Advance made in connection  with a  modification  of a Mortgage  Loan that is in default or, in the judgment of the  Servicer,  default is reasonably  foreseeable  pursuant to
               Section 3.07(a),  to the extent the amount of the Advance has been added to the
               outstanding   principal   balance  of  the  Mortgage   Loan,   or  any  Advance
               reimbursable to the Servicer pursuant to Section 4.02(a);

(viii)  to reimburse itself,  the REMIC  Administrator or the Company for expenses incurred by and  reimbursable  to it, the REMIC  Administrator  or the Company  pursuant to
               Sections 3.01(a), 3.01(b), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise;

(ix)    to  reimburse  itself  for  Servicing   Advances   expended  by  it  (a)  pursuant  to
               Section 3.14  in good faith in  connection  with the  restoration  of  property damaged by an Uninsured  Cause, and (b) in connection with the liquidation of a
               Mortgage  Loan or  disposition  of an REO Property to the extent not  otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the  Servicer's  entitlement  thereto is limited to  collections  or other  recoveries  on the related  Mortgage  Loan,  the  Servicer  shall keep and  maintain  separate  accounting,  on a
Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any  withdrawal  from the
Custodial  Account  pursuant to such clauses.  All permitted  withdrawals  pursuant to clauses
(iv),  (vii),  (viii) and (ix) shall be reimbursed  from  collections on the Mortgage Loans in the related Loan Group or,  if such  reimbursement is not attributable to a specific  Mortgage
Loan,  shall be  reimbursed  from  collections  received  on the  Mortgage  Loans in each Loan
Group, pro rata, based on the Stated Principal Balance of each such Loan Group.

(c)     The Servicer shall be entitled to reimburse itself or the related  Subservicer for any
Advance  made  in  respect  of  a  Mortgage  Loan  that  the  Servicer   determines  to  be  a
Nonrecoverable  Advance or an Advance  that was  ultimately  determined  to be Excess  Special
Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or  Extraordinary  Losses by
withdrawal  from the  Custodial  Account of amounts on  deposit  therein  attributable  to the
Mortgage   Loans  on  any  Payment   Account   Deposit  Date   succeeding  the  date  of  such
determination.  Such right of  reimbursement  in respect  of a  Nonrecoverable  Advance on any such Payment  Account  Deposit Date shall be limited to an amount not exceeding the portion of such Advance  previously paid to  Certificateholders  (and not  theretofore  reimbursed to the
Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance Policies; Collections Thereunder.

(a)     The  Servicer  shall not take,  or permit any  Subservicer  to take,  any action which would  result  in  non-coverage  under any  applicable  Primary  Insurance  Policy of any loss which,  but  for  the  actions  of the  Servicer  or  Subservicer,  would  have  been  covered thereunder.  To the extent  coverage  is  available,  the  Servicer  shall keep or cause to be kept in full force and effect a Primary  Insurance  Policy in the case of each  Mortgage  Loan having a Loan-to-Value  Ratio at origination in excess of 80%, until the principal  balance of the related  Mortgage  Loan  secured by a Mortgaged  Property is reduced to 80% or less of the appraised value based on the most recent  appraisal of the Mortgaged  Property  performed by a qualified  appraiser,  such  appraisal  to be  included  in the related  servicing  file.  The
Servicer shall not cancel or refuse to renew any such Primary  Insurance Policy  applicable to a Nonsubserviced  Mortgage Loan, or consent to any Subservicer  canceling or refusing to renew any such Primary  Insurance  Policy  applicable to a Mortgage Loan  subserviced by it, that is in effect at the date of the initial  issuance of the  Certificates and is required to be kept in force  hereunder  unless the  replacement  Primary  Insurance  Policy for such  canceled or non-renewed  policy is maintained  with an insurer whose  claims-paying  ability is acceptable to each Rating  Agency for  mortgage  pass-through  certificates  having a rating  equal to or better than the lower of the  then-current  rating or the rating assigned to the  Certificates as of the  Closing  Date  by  such  Rating  Agency.  In  connection  with  any  assumption  or substitution  agreement  entered  into or to be entered  into  pursuant to  Section 3.13,  the
Servicer shall promptly  notify the insurer under the related  Primary  Insurance  Policy,  if any, of such  assumption or  substitution  of liability in  accordance  with the terms of such policy and shall take all  actions  which may be required  by such  insurer as a condition  to the continuation of coverage under the Primary  Insurance  Policy.  If such Primary  Insurance
Policy  is  terminated  as a result of such  assumption  or  substitution  of  liability,  the
Servicer shall obtain a replacement Primary Insurance Policy as provided above.

(b)     In  connection  with its  activities  as  administrator  and  servicer of the Mortgage
Loans,  the  Servicer  agrees to present or to cause the related  Subservicer  to present,  on behalf of the Servicer, the Subservicer,  if any, the Trustee and  Certificateholders,  claims to  the  related  Insurer  under  any  Primary  Insurance  Policies,  in a  timely  manner  in accordance  with  such  policies,  and,  in this  regard,  to take or cause  to be taken  such reasonable  action as shall be  necessary  to permit  recovery  under  any  Primary  Insurance
Policies  respecting  defaulted  Mortgage  Loans.  Pursuant  to  Section 3.07,  any  Insurance
Proceeds  collected by or remitted to the Servicer under any Primary Insurance  Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Hazard Insurance and Omissions and Fidelity Coverage.

(a)     The  Servicer  shall  cause to be  maintained  for each  Mortgage  Loan  (other than a
Cooperative  Loan) hazard insurance with extended  coverage in an amount which is equal to the lesser of (i) the  greater of (A) the  principal  balance  owing on such Mortgage Loan and (B)
the percentage  such that the proceeds  thereof shall be sufficient to prevent the application of a co-insurance  clause;  or  (ii) 100 percent  of the insurable value of the  improvements.
If the  Mortgaged  Property is in an area  identified  in the Federal  Register by the Federal
Emergency  Management Agency as being a special flood hazard area that has  federally-mandated flood  insurance  requirements,  the Servicer  will cause to be  maintained a flood  insurance
policy  meeting  the  requirements  of  the  current   guidelines  of  the  Federal  Insurance
Administration  with a  generally  acceptable  insurance  carrier,  in an amount  representing coverage  not less than the least of (i) the  outstanding  principal  balance of the  Mortgage
Loan,  (ii) the maximum  insurable  value of the  improvements  securing such Mortgage Loan or
(iii) the maximum amount of insurance which is available  under the Flood Disaster  Protection
Act of 1973,  as  amended.  The  Servicer  shall  also  cause  to be  maintained  on  property acquired upon  foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan (other than a Cooperative  Loan),  hazard insurance with extended  coverage in an amount which is at least equal to the maximum  insurable value of the  improvements  which are a part of such property, liability  insurance  and,  to the extent  required  and  available  under the Flood  Disaster
Protection  Act of  1973,  as  amended,  flood  insurance  in an  amount  as  provided  above.
Pursuant to  Section 3.07,  any amounts  collected  by the  Servicer  under any such  policies
(other  than  amounts to be  applied to the  restoration  or repair of the  related  Mortgaged
Property or property  thus acquired or amounts  released to the  Mortgagor in accordance  with the  Servicer's  normal  servicing  procedures)  shall be deposited in the Custodial  Account, subject  to  withdrawal  pursuant  to  Section 3.10.  Any cost  incurred  by the  Servicer  in
maintaining   any  such  insurance   shall  not,  for  the  purpose  of  calculating   monthly
distributions  to the  Certificateholders,  be added to the amount  owing  under the  Mortgage
Loan,  notwithstanding  that the terms of the  Mortgage  Loan so permit.  Such costs  shall be recoverable  by the Servicer out of related late payments by the  Mortgagor,  out of Insurance
Proceeds and Liquidation  Proceeds or from amounts on deposit in the Custodial  Account to the extent  permitted by  Section 3.10.  It is  understood  and agreed that no earthquake or other additional  insurance is to be required of any Mortgagor or  maintained  on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and regulations as shall  at any time be in  force  and as shall  require  such  additional  insurance.  All such policies shall be endorsed with standard  mortgagee  clauses with loss payable to the Servicer and its  successors  and/or  assigns and shall  provide for at least thirty days prior written notice of any  cancellation,  reduction  in the amount or  material  change in coverage to the
Servicer.  The  Servicer  shall  not  interfere  with the  Mortgagor's  freedom  of  choice in selecting either his insurance carrier or agent,  provided,  however,  that the Servicer shall not  accept any such  insurance  policies  from  insurance  companies  unless  such  companies currently  reflect a General Policy Rating in Best's Key Rating Guide currently  acceptable to
Fannie Mae and are licensed to do business in the state  wherein the  property  subject to the policy is located.

        If the  Servicer  shall  obtain and maintain a blanket  hazard  insurance  policy with extended  coverage  insuring  against  hazard  losses on all of the Mortgage  Loans,  it shall conclusively  be deemed to have  satisfied its  obligations as set forth in the first sentence of this  Section 3.12(a),  it being  understood  and agreed  that such  policy  may  contain a deductible  clause,  in which case the Servicer  shall, in the event that there shall not have been maintained on the related  Mortgaged  Property a policy complying with the first sentence of this  Section 3.12(a)  and there  shall have been a loss which  would have been  covered by such  policy,  deposit in the  Payment  Account  the amount not  otherwise  payable  under the blanket policy because of such  deductible  clause.  Any such deposit by the Servicer shall be made on the Payment  Account  Deposit Date next preceding the  Distribution  Date which occurs in the month  following  the month in which  payments  under any such  policy  would have been deposited in the Custodial  Account.  In connection with its activities as  administrator  and servicer of the Mortgage  Loans,  the  Servicer  agrees to present,  on behalf of itself,  the
Trustee and the Certificateholders, claims under any such blanket policy.

(b)     The  Servicer  shall obtain and maintain at its own expense and keep in full force and effect  throughout  the term of this  Agreement  a blanket  fidelity  bond and an  errors  and omissions  insurance  policy covering the Servicer's  officers and employees and other persons acting on behalf of the  Servicer in  connection  with its  activities  under this  Agreement.
The amount of coverage,  taken  together,  shall be at least equal to the coverage  that would be required by Fannie Mae or Freddie Mac,  with  respect to the Servicer if the Servicer  were servicing  and  administering  the Mortgage  Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy  ceases to be in effect,  the Servicer  shall obtain a comparable replacement  bond or  policy  from an  issuer  or  insurer,  as the case may be,  meeting  the requirements set forth above.

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                                Certain Assignments.

(a)     When  any  Mortgaged   Property  is  conveyed  by  the  Mortgagor,   the  Servicer  or
Subservicer,  to  the  extent  it  has  knowledge  of  such  conveyance,   shall  enforce  any
due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable  law and  governmental  regulations,  but only to the extent that such  enforcement will not  adversely  affect or  jeopardize  coverage  under  any  Required  Insurance  Policy.
Notwithstanding  the  foregoing,  the  Servicer is not  required to exercise  such rights with respect  to a Mortgage  Loan if the Person to whom the  related  Mortgaged  Property  has been conveyed or is proposed to be conveyed  satisfies  the terms and  conditions  contained in the
Mortgage  Note and  Mortgage  related  thereto  and the  consent of the  mortgagee  under such
Mortgage  Note or Mortgage is not  otherwise so required  under such Mortgage Note or Mortgage as a condition  to such  transfer.  In the event that the Servicer is  prohibited  by law from enforcing any such  due-on-sale  clause,  or if coverage under any Required  Insurance  Policy would be adversely  affected,  or if  nonenforcement  is otherwise  permitted  hereunder,  the
Servicer is authorized,  subject to  Section 3.13(b),  to take or enter into an assumption and modification  agreement  from or with the person to whom such property has been or is about to be  conveyed,  pursuant to which such  person  becomes  liable  under the  Mortgage  Note and, unless  prohibited by applicable  state law, the Mortgagor  remains liable  thereon,  provided that the  Mortgage  Loan shall  continue  to be covered  (if so  covered  before the  Servicer enters such agreement) by the applicable  Required Insurance Policies.  The Servicer,  subject to  Section 3.13(b),  is also  authorized  with the prior  approval of the insurers  under any
Required  Insurance  Policies to enter into a  substitution  of liability  agreement with such
Person,  pursuant to which the original  Mortgagor is released from  liability and such Person is substituted as Mortgagor and becomes  liable under the Mortgage Note.  Notwithstanding  the foregoing,  the Servicer shall not be deemed to be in default under this Section by  reason of any transfer or  assumption  which the Servicer  reasonably  believes it is  restricted by law from preventing, for any reason whatsoever.

(b)     Subject to the  Servicer's  duty to enforce any  due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a  Mortgaged  Property is to be conveyed to a
Person  by a  Mortgagor,  and such  Person  is to enter  into an  assumption  or  modification agreement or supplement to the Mortgage Note or Mortgage  which  requires the signature of the
Trustee,  or if an  instrument  of release  signed by the  Trustee is required  releasing  the
Mortgagor from  liability on the Mortgage  Loan,  the Servicer is  authorized,  subject to the requirements  of the  sentence  next  following,  to  execute  and  deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement or  supplement  to the Mortgage Note or Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise  to comply with any  applicable  laws  regarding  assumptions  or the transfer of the  Mortgaged  Property to such Person;  provided,  however,  that in  connection with  any such  assumption,  no  material  term of the  Mortgage  Note  may be  changed.  Upon receipt of appropriate  instructions  from the Servicer in accordance with the foregoing,  the
Trustee  shall execute any  necessary  instruments  for such  assumption  or  substitution  of liability  delivered to it by the Servicer  and as directed in writing by the  Servicer.  Upon the closing of the transactions  contemplated by such documents,  the Servicer shall cause the originals or true and correct  copies of the  assumption  agreement,  the release (if any), or the  modification  or  supplement  to the  Mortgage  Note or Mortgage to be  delivered  to the
Trustee or the  Custodian and deposited  with the Mortgage  File for such Mortgage  Loan.  Any fee collected by the Servicer or such related  Subservicer  for entering into an assumption or substitution  of liability  agreement will be retained by the Servicer or such  Subservicer as additional servicing compensation.

(c)     The  Servicer or the  related  Subservicer,  as the case may be,  shall be entitled to approve a request from a Mortgagor for a partial  release of the related  Mortgaged  Property, the granting of an easement  thereon in favor of another Person,  any alteration or demolition of the related  Mortgaged  Property  (or,  with  respect to a  Cooperative  Loan,  the related
Cooperative  Apartment)  without any right of reimbursement or other similar matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage  Loan,  that the security for, and the timely and full collectability  of, such Mortgage Loan would not be adversely  affected  thereby and if it has also  determined  that any  portion of the  applicable  REMIC  would not fail to  continue  to qualify as a REMIC under the Code as a result thereof and (subject to  Section 10.01(f))  that no tax on  "prohibited  transactions"  or  "contributions"  after  the  startup  day  would be imposed on such REMIC as a result  thereof.  Any fee  collected by the Servicer or the related
Subservicer  for  processing  such a  request  will  be  retained  by  the  Servicer  or  such
Subservicer as additional servicing compensation.

(d)     Subject to any other applicable  terms and conditions of this Agreement,  the Trustee, if so directed by the  Servicer,  and the Servicer  shall be entitled to approve an assignment in lieu of satisfaction  with respect to any Mortgage Loan,  provided the obligee with respect to such Mortgage Loan  following  such proposed  assignment  provides the Trustee and Servicer with a "Lender  Certification  for Assignment of Mortgage Loan" in the form attached hereto as
Exhibit K, in form and substance  satisfactory to the Trustee and the Servicer,  providing the following:  (i)  that  the  substance  of  the  assignment  is,  and  is  intended  to  be,  a refinancing  of such Mortgage;  (ii) that the Mortgage Loan following the proposed  assignment will have a rate of  interest  at least 0.25  percent  below or above the rate of  interest on such Mortgage Loan prior to such proposed  assignment;  and (iii) that  such  assignment is at the request of the borrower under the related  Mortgage  Loan.  Upon approval of an assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  the Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage
Loan and the Servicer  shall treat such amount as a Principal  Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

(e)     Consistent  with the terms of this  Agreement,  the  Servicer  may modify any Mortgage
Loan to  provide  for  bi-weekly  payments  in  connection  with  its  "Bi-Saver  Program"  if requested to do so from the related Mortgagor;  provided,  however,  that the Servicer may not modify or permit any  Subservicer  to modify any Mortgage Loan in accordance  with this clause
(e), if such  Mortgage  Loan is in default or, in the judgment of the  Servicer,  such default is reasonably foreseeable;  and provided,  further, that upon such modification,  the Servicer shall  purchase  such  Mortgage Loan from the Trust Fund at the Purchase  Price  therefor.  If at any time the  Servicer  makes a payment to the Payment  Account  covering the amount of the
Purchase  Price  for  such a  Mortgage  Loan,  and the  Servicer  provides  to the  Trustee  a certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited  in the Payment  Account,  then the Trustee  shall  execute the  assignment  of such
Mortgage  Loan  delivered  to it by the  Servicer  at the  request  of the  Servicer,  without recourse to or  representation  or  warranty  by the  Trustee,  to the  Servicer,  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage Loan, and all security and documents  relative  thereto.  Such  assignment  shall be an assignment  outright and not for security.  The Servicer shall  thereupon own such Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the  Certificateholders  with respect thereto.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Servicer shall foreclose upon or otherwise  comparably  convert (which may include an REO  Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and  continue in default  and as to which no  satisfactory  arrangements  can be made for
collection  of  delinquent  payments  pursuant  to  Section 3.07.   In  connection  with  such
foreclosure or other  conversion,  the Servicer shall,  consistent with  Section 3.11,  follow such  practices  and  procedures as it shall deem  necessary or advisable,  as shall be normal and usual in its general  mortgage  servicing  activities,  as shall meet the  requirements of the  Insurer  under  any  Required  Insurance  Policy,  and as  shall be  consistent  with the provisions of this  Agreement.  With respect to any REO Property,  the deed or  certificate of sale shall be taken in the name of the Trustee for the benefit of the  Certificateholders,  or its  nominee,  on behalf of the  Certificateholders.  If the  Trustee's  name is placed on the title to such  REO  Property,  it shall be  solely  as the  Trustee  hereunder  and not in its individual  capacity.  The  Servicer  shall  ensure  that  the  title  to  such  REO  Property references  this  Agreement  and the Trustee's  capacity  thereunder.  The Servicer,  however, shall  not be  required  to  expend  its own  funds or incur  other  reimbursable  charges  in connection with any foreclosure,  or attempted foreclosure which is not completed,  or towards the  restoration of any property unless it shall  determine (i) that such  restoration  and/or foreclosure  will  increase the  proceeds of  liquidation  of the Mortgage  Loan to Holders of
Certificates  of one or more  Classes  after  reimbursement  to itself  for such  expenses  or charges and (ii) that such expenses or charges will be recoverable  to it through  Liquidation
Proceeds,  Insurance  Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of withdrawals from the Custodial  Account  pursuant to Section 3.10,  whether or not such  expenses  and  charges are  actually  recoverable  from  related  Liquidation  Proceeds,
Insurance  Proceeds or REO  Proceeds).  In the event of such a  determination  by the Servicer pursuant to this  Section 3.14(a),  the Servicer  shall be entitled to  reimbursement  of such amounts  pursuant to  Section 3.10.  If the Servicer has knowledge  that a Mortgaged  Property which  the  Servicer  is  contemplating  acquiring  in  foreclosure  or by  deed  in  lieu  of foreclosure  is located  within a one (1) mile  radius of any site  listed in the  Expenditure
Plan for the Hazardous  Substance  Clean Up Bond Act of 1984 or other site with  environmental or hazardous  waste risks known to the  Servicer,  the Servicer  will,  prior to acquiring the
Mortgaged  Property,  consider  such  risks  and  only  take  action  in  accordance  with its established environmental review procedures.

        The Servicer  shall,  either itself or through an agent selected by the Servicer,  and in accordance with the Fannie Mae guidelines,  manage, conserve,  protect and operate each REO
Property  in the  same  manner  that  it  manages,  conserves,  protects  and  operates  other foreclosed  property for its own account,  and in the same manner that similar property in the same  locality as the REO  Property is managed.  Each  disposition  of REO  Property  shall be carried out by the Servicer at such price and upon such terms and  conditions  as the Servicer deems to be in the best interest of the Certificateholders.

        Upon the occurrence of a Cash  Liquidation or REO  Disposition,  following the deposit in the Custodial Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments and recoveries  referred to in the definition of "Cash  Liquidation" or "REO  Disposition," as applicable,  upon receipt by the Trustee of written  notification  of such deposit signed by a
Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the
Servicer  the  related   Mortgage  File  and  the  Trustee  shall  execute  and  deliver  such instruments  of  transfer  or  assignment  prepared  by the  Servicer,  in each  case  without recourse,  as shall be necessary to vest in the Servicer or its designee,  as the case may be, the related  Mortgage Loan,  and thereafter  such Mortgage Loan shall not be part of the Trust
Fund.  Notwithstanding  the  foregoing  or any  other  provision  of  this  Agreement,  in the
Servicer's sole  discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash  Liquidation or REO Disposition may be deemed to have  occurred  if  substantially  all amounts  expected by the  Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO Property have been received,  and
(ii) for purposes of determining the amount of any Liquidation  Proceeds,  Insurance Proceeds,
REO Proceeds or any other  unscheduled  collections  or the amount of any Realized  Loss,  the
Servicer  may take  into  account  minimal  amounts  of  additional  receipts  expected  to be received  or  any  estimated  additional  liquidation  expenses  expected  to be  incurred  in connection with the related defaulted Mortgage Loan or REO Property.

(b)     If title to any  Mortgaged  Property is acquired by the Trust Fund as an REO  Property by  foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the  Trustee  or to its  nominee  on behalf of  Certificateholders.  Notwithstanding any such  acquisition  of title  and  cancellation  of the  related  Mortgage  Loan,  such REO
Property  shall  (except  as  otherwise  expressly  provided  herein) be  considered  to be an
Outstanding  Mortgage  Loan held in the Trust Fund until such time as the REO  Property  shall be sold.  Consistent  with the  foregoing for purposes of all  calculations  hereunder so long as such REO  Property  shall be  considered  to be an  Outstanding  Mortgage  Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Mortgage Note shall have been  discharged,  such  Mortgage  Note and the  related  amortization  schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any  previous
Curtailments  and  before  any  adjustment  thereto  by reason of any  bankruptcy  or  similar proceeding or any  moratorium  or similar  waiver or grace  period)  remain in effect.  To the extent  the net  income  received  during  any  calendar  month  is in  excess  of the  amount attributable  to  amortizing  principal and accrued  interest at the related  Mortgage Rate on the related  Mortgage  Loan for such calendar  month,  such excess shall be considered to be a
Curtailment of the related Mortgage Loan.

(c)     If the Trust Fund  acquires any REO  Property as aforesaid or otherwise in  connection with a default or imminent  default on a Mortgage  Loan,  the  Servicer on behalf of the Trust
Fund shall  dispose of such REO  Property  within  three full years after the taxable  year of its  acquisition  by the Trust Fund for  purposes of  Section 860G(a)(8)  of the Code (or such shorter period as may be necessary under  applicable  state (including any state in which such property is located)  law to maintain the status of any portion of the  applicable  REMIC as a
REMIC under  applicable  state law and avoid taxes resulting from such property  failing to be foreclosure  property  under  applicable  state  law) or, at the  expense  of the Trust  Fund, request,  more than 60 days before the day on which such grace period would otherwise  expire, an extension of such grace period unless the Servicer  (subject to  Section 10.01(f))  obtains for the Trustee an Opinion of Counsel,  addressed  to the  Trustee  and the  Servicer,  to the effect  that the  holding by the Trust Fund of such REO  Property  subsequent  to such  period will not  result  in the  imposition  of taxes on  "prohibited  transactions"  as  defined  in
Section 860F  of the Code or cause the  applicable  REMIC to fail to  qualify  as a REMIC (for federal  (or any  applicable  State or  local)  income  tax  purposes)  at any  time  that any
Certificates  are  outstanding,  in which  case the Trust Fund may  continue  to hold such REO
Property  (subject to any  conditions  contained  in such  Opinion of  Counsel).  The Servicer shall be entitled  to be  reimbursed  from the  Custodial  Account  for any costs  incurred in obtaining  such Opinion of Counsel,  as provided in  Section 3.10.  Notwithstanding  any other provision of this  Agreement,  no REO Property  acquired by the Trust Fund shall be rented (or allowed  to  continue  to be rented)  or  otherwise  used by or on behalf of the Trust Fund in such a manner or  pursuant  to any terms  that would (i) cause  such REO  Property  to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the Code or
(ii)  subject  the Trust Fund to the  imposition  of any  federal  income  taxes on the income earned from such REO Property,  including any taxes  imposed by reason of  Section 860G(c)  of the Code,  unless the Servicer has agreed to indemnify  and hold  harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement,  as well as any recovery  resulting from a  collection  of  Liquidation  Proceeds,  Insurance  Proceeds or REO  Proceeds,  will be applied in the following  order of priority:  first,  to reimburse the Servicer or the related
Subservicer  in  accordance  with  Section 3.10(a)(ii);  second,  to all  Servicing  Fees  and
Subservicing  Fees  payable  therefrom  (and the Servicer  and the  Subservicer  shall have no claims  for any  deficiencies  with  respect  to such fees  which  result  from the  foregoing allocation);  third,  to the  Certificateholders  to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the
Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) to the Due Date prior to the  Distribution  Date  on  which  such  amounts  are  to  be  distributed;  fourth,  to  the
Certificateholders   as  a   recovery   of   principal   on  the   Mortgage   Loan   (or   REO
Property)(provided  that,  if such  recovery is of an amount  previously  allocated  to one or more Classes of  Certificates  as a Realized Loss, such recovery shall be allocated among such
Classes in the same  proportions  as the  allocation of such Realized  Losses and, if any such
Class of  Certificates  to which such Realized  Loss was  allocated is no longer  outstanding, such  subsequent  recovery  shall be  distributed  to the persons who were the Holders of such
Class of Certificates when it was retired); and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage  Loan one or more of whose  obligors  is not a
United States Person,  in connection  with any foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such Mortgage  Loan,  the Servicer will cause  compliance with the provisions of Treasury  Regulation  Section 1.1445-2(d)(3)  (or any
successor  thereto)  necessary  to assure  that no  withholding  tax  obligation  arises  with respect to the proceeds of such  foreclosure  except to the extent,  if any,  that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Notes.

(a)     Upon becoming  aware of the payment in full of any Mortgage  Loan, or upon the receipt by the  Servicer  of a  notification  that  payment  in full  will  be  escrowed  in a  manner customary for such purposes,  the Servicer will immediately  notify the Custodian,  if any, or the  Trustee  (if it holds the  related  Mortgage  Note) by  delivery of a Request for Release substantially  in the form  attached  hereto as  Exhibit F  requesting  delivery  to it of the
Mortgage  Note.  The  Servicer  is  authorized  to execute and  deliver to the  Mortgagor  the request for  reconveyance,  deed of  reconveyance  or release or  satisfaction  of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence of  cancellation  thereon  and to cause the  removal  from the registration  on the MERS(R)System of such  Mortgage  and to execute and deliver,  on behalf of the  Trustee  and  the  Certificateholders  or  any  of  them,  any  and  all  instruments  of satisfaction  or  cancellation  or of  partial  or  full  release.  No  expenses  incurred  in connection with any instrument of  satisfaction  or deed of  reconveyance  shall be chargeable to the Custodial Account or the Payment Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage
Loan,  the  Servicer  shall  deliver a Request  for Release to the  Custodian,  if any, or the
Trustee (if it holds the related  Mortgage Note)  requesting  that  possession of the Mortgage
Note be released to the  Servicer  and  certifying  as to the reason for such release and that such release will not  invalidate any insurance  coverage  provided in respect of the Mortgage
Loan under any Required  Insurance Policy.  Upon receipt of the foregoing,  the Trustee (if it holds the related  Mortgage  Note) or the  Custodian  shall  deliver the Mortgage  Note to the
Servicer.  The  Servicer  shall  cause each  Mortgage  Note so  released to be returned to the
Trustee,  or the  Custodian on behalf of the Trustee when the need therefor by the Servicer no longer exists,  unless (i) the Mortgage Loan has been liquidated and the Liquidation  Proceeds relating  to the  Mortgage  Loan have been  deposited  in the  Custodial  Account  or (ii) the
Mortgage Note has been  delivered  directly or through a Subservicer  to an attorney,  or to a public  trustee or other public  official as required by law, for  purposes of  initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the Mortgaged  Property either  judicially or  non-judicially,  and the Servicer has  delivered  directly or through a
Subservicer to the Trustee and the Custodian a certificate of a Servicing  Officer  certifying as to the name and address of the Person to which such  Mortgage  Note was  delivered  and the purpose or purposes of such  delivery.  In the event of the  liquidation  of any such Mortgage
Loan,  the  Custodian,  if any, or the  Trustee  shall  deliver  the Request for Release  with respect  thereto to the  Servicer  upon  deposit of the  related  Liquidation  Proceeds in the
Custodial Account.

(c)     The Servicer on the Trustee's  behalf shall  execute and deliver any court  pleadings, requests for  trustee's  sale or other  documents  necessary to the  foreclosure  or trustee's sale in respect of a Mortgaged  Property  or to any legal  action  brought to obtain  judgment against any  Mortgagor  on the Mortgage  Note or Mortgage or to obtain a deficiency  judgment, or to enforce  any other  remedies  or rights  provided  by the  Mortgage  Note or Mortgage or otherwise  available  at law or in equity.  Together  with such  documents  or  pleadings  (if signed  by the  Trustee),  the  Servicer  shall  deliver  to the  Trustee a  certificate  of a
Servicing  Officer  requesting that such pleadings or documents be executed by the Trustee and certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee will not  invalidate  any  insurance  coverage  under any
Required  Insurance Policy or invalidate or otherwise affect the lien of the Mortgage,  except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

(d)     Notwithstanding  any other  provisions of this  Agreement,  the Servicer shall account fully to the Trustee for any funds  received by the Servicer or which  otherwise are collected by the  Servicer  as  Liquidation  Proceeds  or  Insurance  Proceeds in respect of any related
Mortgage  Loan.  All Mortgage  Files and funds  collected or held by, or under the control of, the Servicer in respect of any Mortgage  Loans,  whether from the  collection of principal and interest  payments or from  Liquidation  Proceeds,  including but not limited to, any funds on deposit in the  Custodial  Account(s),  shall be held by the Servicer for and on behalf of the
Trustee and shall be and remain the sole and  exclusive  property of the  Trustee,  subject to the  applicable  provisions  of this  Agreement.  The  Servicer  also agrees that it shall not create,  incur or subject any Mortgage  File or any funds that are  deposited in the Custodial
Account,  Payment Account or any related  Servicing  Account,  or any funds that otherwise are or may become due or payable to the  Trustee  for the  benefit of the  Certificateholders,  to any claim, lien, security interest,  judgment,  levy, writ of attachment or other encumbrance, or assert by legal  action or  otherwise  any claim or right of setoff  against  any  Mortgage
File or any funds  collected  on, or in connection  with, a Mortgage  Loan,  except,  however, that the  Servicer  shall be  entitled  to set off  against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Servicer,  as  compensation  for its  activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts provided for by clauses (iii), (iv) and (v) of
Section 3.10(a),  subject to clause (e) below. The amount of servicing  compensation  provided for in such  clauses  shall be accounted  for on a Mortgage  Loan-by-Mortgage  Loan basis.  In the event that  Liquidation  Proceeds,  Insurance  Proceeds and REO  Proceeds  (net of amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))  in respect of a Cash Liquidation or
REO  Disposition  exceed  the  unpaid  principal  balance of such  Mortgage  Loan plus  unpaid interest  accrued  thereon  (including REO Imputed  Interest) at a per annum rate equal to the related  Net  Mortgage  Rate (or the  Modified  Net  Mortgage  Rate in the case of a  Modified
Mortgage  Loan),  the  Servicer  shall be  entitled to retain  therefrom  and to pay to itself
and/or  the  related   Subservicer,   any  Foreclosure   Profits  and  any  Servicing  Fee  or
Subservicing Fee considered to be accrued but unpaid.

(b)     Additional servicing compensation in the form of prepayment charges,  assumption fees, late  payment  charges,  investment  income on amounts in the  Custodial  Account or otherwise shall be retained by the Servicer or the  Subservicer to the extent provided  herein,  subject to clause (e) below.

(c)     The Servicer shall be required to pay, or cause to be paid,  all expenses  incurred by it in connection with its servicing  activities  hereunder  (including payment of premiums for the Primary  Insurance  Policies,  if any, to the extent such  premiums are not required to be paid by the related  Mortgagors,  certain expenses of the Trustee as provided in Section 8.05, and the fees and  expenses  of any  Custodian)  and shall  not be  entitled  to  reimbursement therefor except as specifically provided in Sections 3.01, 3.10 and 3.14.

(d)     The  Servicer's  right to receive  servicing  compensation  may not be  transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities  and obligations of the Servicer under this Agreement.

(e)     Notwithstanding  any other provision herein,  the amount of the Servicing Fee that the
Servicer  shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date  shall  be  reduced  (but  not  below  zero)  by an  amount  equal to
Compensating  Interest (if any) for such  Distribution  Date.  In making such  reduction,  the
Servicer will not withdraw from the Custodial  Account any such amount  representing  all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii).

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than  fifteen  days after it receives a written  request from the Trustee or the  Depositor,  the  Servicer  shall  forward to the Trustee and the  Depositor a  statement, certified by a Servicing  Officer,  setting  forth the status of the  Custodial  Account as of the close of  business  on such  Distribution  Date as it  relates to the  Mortgage  Loans and showing,  for  the  period  covered  by  such  statement,  the  aggregate  of  deposits  in or withdrawals  from the Custodial  Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a)  March 31 of each  year or (b) with  respect  to any  calendar  year  during  which the
Depositor's  annual  report  on Form  10-K is  required  to be  filed in  accordance  with the
Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and  regulations of the Commission,  (i) a servicing  assessment as described in Section
4.03(f)(ii) and (ii) a servicer compliance  statement,  signed by an authorized officer of the
Servicer,  as described in Items  1122(a),  1122(b) and 1123 of  Regulation  AB, to the effect that:

               (A)    A review of the Servicer's  activities  during the reporting  period and of its performance under this Agreement has been made under such officer's supervision.

               (B)    To the  best of such  officer's  knowledge,  based on such  review,  the
Servicer has fulfilled all of its  obligations  under this Agreement in all material  respects throughout  the  reporting  period  or,  if  there  has been a  failure  to  fulfill  any such obligation  in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

        The  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other parties participating in the servicing function any additional  certifications  required under
Item 1123 of  Regulation  AB to the extent  required  to be included in a Report on Form 10-K;
provided,  however,  that a failure to obtain such certifications shall not be a breach of the
Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before  the  earlier  of (a) March 31 of each  year or (b) with  respect  to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is  required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission, the date on which the annual  report is required to be filed in  accordance  with the Exchange
Act and the rules and regulations of the  Commission,  the Servicer at its expense shall cause a firm of independent  public  accountants,  which shall be members of the American  Institute of Certified Public  Accountants,  to furnish to the Depositor and the Trustee the attestation required  under Item 1122(b) of  Regulation  AB. In rendering  such  statement,  such firm may rely, as to matters relating to the direct  servicing of mortgage loans by Subservicers,  upon
comparable   statements  for  examinations   conducted  by  independent   public   accountants
substantially  in  accordance  with  standards   established  by  the  American  Institute  of
Certified  Public  Accountants  (rendered  within one year of such  statement) with respect to such Subservicers.

Section 3.20.  Periodic Filings with the Securities and Exchange Commission; Additional
                                Information.

(a)     The Servicer  shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the  Commission  any  periodic  reports  required to be filed under the  provisions  of the  Exchange  Act,  and  the  rules  and  regulations  of the  Commission thereunder,  including  without  limitation,  reports on Form 10-K, Form 10-D and Form 8-K. In connection  with the  preparation  and filing of such  periodic  reports,  the  Trustee  shall timely provide to the Servicer (I) a list of  Certificateholders  as shown on the  Certificate
Register  as of the end of each  calendar  year,  (II)  copies of all  pleadings,  other legal process and any other documents  relating to any claims,  charges or complaints  involving the
Trustee,  as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters  that,  to the actual  knowledge of a Responsible
Officer of the Trustee,  have been submitted to a vote of the  Certificateholders,  other than those matters that have been submitted to a vote of the  Certificateholders  at the request of the  Depositor  or the  Servicer,  and (IV)  notice of any  failure of the Trustee to make any distribution to the  Certificateholders  as required  pursuant to this Agreement.  The Trustee shall not have any liability  with respect to the  Servicer's  failure to properly  prepare or file such periodic  reports,  and the Servicer  shall not have any  liability  with respect to the Servicer's  failure to properly  prepare or file such periodic  reports  resulting from or relating to the Servicer's  inability or failure to obtain any  information not resulting from the Servicer's own negligence or willful misconduct.

(b)     Any Form 10-K filed with the  Commission  in  connection  with this Section 3.20 shall include, with respect to the Certificates relating to such 10-K:

        (i)    A  certification,  signed by the  senior  officer  in  charge of the  servicing functions of the  Servicer,  in the form  attached as Exhibit N-1 hereto or such other form as may  be  required  or  permitted  by  the  Commission  (the  "Form  10-K  Certification"),  in
compliance  with Rules 13a-14 and 15d-14 under the Exchange Act and any additional  directives of the Commission.

        (ii)   A report from the Servicer  regarding its  assessment of compliance  during the preceding  calendar  year  with all  applicable  servicing  criteria  set  forth  in  relevant
Commission  regulations with respect to  mortgage-backed  securities  transactions  taken as a whole  involving  the  Servicer  that are backed by the same types of assets as those  backing the certificates,  as well as similar reports on assessment of compliance  received from other
parties   participating  in  the  servicing  function  as  required  by  relevant   Commission
regulations,  as described in Item 1122(a) of  Regulation  AB. The Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

        (iii)  With respect to each assessment  report described  immediately  above, a report by a registered  public  accounting  firm that attests to, and reports on, the assessment made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as described in
Regulation 1122(b) of Regulation AB and Section 3.19.

        (iv)   The servicer compliance  certificate  required to be delivered pursuant Section
3.18.

(c)     In  connection  with the Form  10-K  Certification,  the  Trustee  shall  provide  the
Servicer with a back-up  certification  substantially  in the form attached  hereto as Exhibit
N-2.

(d)     This  Section  3.20 may be amended  in  accordance  with this  Agreement  without  the consent of the Certificateholders.

(e)     The  Trustee  shall make  available  on the  Trustee's  internet  website  each of the reports filed with the  Commission  by or on behalf of the  Depositor  under the Exchange Act, upon delivery of such report to the Trustee.

Section 3.21.  Rights of the Company in Respect of the Servicer.

        The  Servicer  shall  afford the  Company  and the  Trustee  reasonable  access to all
records  and  documentation   regarding  the  Mortgage  Loans  and  all  accounts,   insurance
information and other matters  relating to this Agreement,  such access being afforded without charge,  but only upon  reasonable  request  and during  normal  business  hours at the office designated by the Servicer.

Section 3.22.  Administration of Buydown Funds.

(a)     With  respect to any Buydown  Mortgage  Loan,  the  Servicer  will  withdraw  from the account that satisfies the  requirements  for a Subservicing  Account (the "Buydown  Account")
the  predetermined  amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly  Payment and deposit  that amount in the  Custodial  Account  together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)     If the Mortgagor on a Buydown  Mortgage Loan prepays such loan in its entirety  during the period  (the  "Buydown  Period")  when  Buydown  Funds are  required to be applied to such
Buydown  Mortgage Loan,  the Servicer  shall  withdraw from the Buydown  Account and remit any
Buydown  Funds  remaining  in the  Buydown  Account in  accordance  with the  related  buydown agreement.  The amount of Buydown Funds which may be remitted in  accordance  with the related buydown  agreement may reduce the amount  required to be paid by the Mortgagor to fully prepay the related  Mortgage  Loan.  If the  Mortgagor on a Buydown  Mortgage  Loan  defaults on such
Mortgage Loan during the Buydown Period and the property  securing such Buydown  Mortgage Loan is sold in the  liquidation  thereof  (either by the Servicer or the insurer under any related
Primary  Insurance  Policy),  the Servicer shall withdraw from the Buydown Account the Buydown
Funds for such Buydown  Mortgage  Loan still held in the Buydown  Account and deposit the same in the Custodial  Account or, pay to the insurer under any related  Primary  Insurance  Policy if the  Mortgaged  Property is  transferred  to such  insurer and such insurer pays all of the loss  incurred in respect of such  default.  Any amount so remitted  pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.23.  Advance Facility.

(a)     The Servicer is hereby  authorized to enter into any facility (an "Advance  Facility")
with any Person (any such Person,  an "Advance  Facility  Counterparty"),  without the consent of any party to this  Agreement,  which  provides  that the  Servicer  may  pledge or sell its rights to receive  reimbursement  of Advances,  advances of taxes pursuant to Section  3.01(b)
and  advances  of  insurance  pursuant to Section  3.12  (collectively,  "Facility  Advances")
pursuant to this Agreement  ("Advance  Reimbursement  Rights") pursuant to credit  facilities, repurchase  facilities,  or similar facilities providing liquidity for the funding of Facility
Advances,  including  facilities  providing that such Advance  Facility  Counterparty may make all  or a  portion  of  Facility  Advances.  Notwithstanding  the  existence  of  any  Advance
Facility  under which an Advance  Facility  Counterparty  agrees to fund Facility  Advances on the  Servicer's  behalf,  the Servicer  shall remain  obligated  pursuant to this Agreement to make any Facility  Advances as required by this  Agreement,  and shall not be relieved of such obligations by virtue of such Advance Facility.

(b)     If the Servicer  enters into an Advance  Facility,  the Servicer  shall  promptly give written  notice to the  Trustee,  which  shall  include the  identity of the Advance  Facility
Counterparty,  and  for so  long as an  Advance  Facility  Counterparty  remains  entitled  to receive  reimbursement for any Facility Advances ("Advance  Reimbursement  Amount"),  then the
Servicer shall identify such Advance  Reimbursement Amount as received,  consistently with the reimbursement  rights  set forth in  Sections  3.10 of this  Agreement,  and shall  remit such
Advance  Reimbursement  Amount in accordance with the  documentation  establishing the Advance
Facility  to such  Advance  Facility  Counterparty  or to a trustee,  agent or  custodian  (an
"Advance  Facility  Trustee")  designated  in writing to the Trustee by such Advance  Facility
Counterparty.  Notwithstanding  the  foregoing,  if so  required  pursuant to the terms of the
Advance  Facility,  the Servicer may withdraw  from the  Custodial  Account,  and the Servicer shall pay to the Advance Facility  Counterparty or the Advance Facility  Trustee,  the Advance
Reimbursement  Amount identified  pursuant to the preceding  sentence.  The Trustee shall have no obligation with respect to the calculation or payment of any Advance  Reimbursement  Amount nor,  as a result  of the  existence  of any  Advance  Facility  shall  the  Trustee  have any obligation to track, monitor or administer such Advance Facility.

(c)     The  Advance  Reimbursement  Amount  shall  consist  solely of  amounts  in respect of
Facility  Advances  made with  respect to the Mortgage  Loans for which the Servicer  would be permitted to reimburse  itself in accordance  with this  Agreement,  assuming the Servicer had made the related Facility Advances.  Any Advance  Reimbursement  Amount that the Servicer,  in its capacity as  Servicer,  is entitled to be paid shall not be included in  distributions  to
Certificateholders.  An Advance  Facility  Counterparty  whose  obligations are limited to the making of Facility  Advances  will not be deemed to be a Subservicer  under this  Agreement or be required to meet the criteria for qualification as a Subservicer under this Agreement.

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Payment Account.

(a)     The Trustee  shall  establish  and  maintain a Payment  Account for the benefit of the
Certificateholders  in which  the  Servicer  shall  cause to be  deposited  on  behalf  of the
Trustee on or before 2:00 P.M.  New York time on each  Payment  Account  Deposit  Date by wire transfer  of  immediately  available  funds an amount  equal to the sum of (i) any Advance for the  immediately  succeeding  Distribution  Date,  (ii) any amount required to be deposited in the Payment  Account  pursuant to  Section 3.12(a),  (iii) any amount required to be deposited in the  Payment  Account  pursuant  to  Section 4.07,  (iv)  any  amount  required  to be paid pursuant to Section 9.01  and (v) all other amounts  constituting  the Available  Distribution
Amount for the immediately succeeding Distribution Date.

(b)     The Trustee may invest or cause the  institution  maintaining  the Payment  Account to invest,  or hold  uninvested,  the  funds in the  Payment  Account  in  Permitted  Investments designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature  or be  payable  on  demand  not  later  than  the  Business  Day  next  preceding  the
Distribution  Date next following the date of such investment  (except that (i) any investment in the institution  with which the Payment  Account is maintained (or any investment  which is an  obligation  of a fund for  which  such  institution  or  affiliate  thereof  serves  as an investment advisor, administrator,  shareholder,  servicing agent, custodian or sub-custodian)
may  mature or be payable on demand on such  Distribution  Date and (ii) any other  investment may mature or be payable on demand on such  Distribution  Date if the  Trustee  shall  advance funds  on  such  Distribution  Date to the  Payment  Account  in the  amount  payable  on such investment on such  Distribution  Date,  pending  receipt  thereof to the extent  necessary to make  distributions  on the  Certificates)  and  shall  not be sold or  disposed  of  prior to maturity.  All income and gain realized from any such investment or from  uninvested  balances in the  Payment  Account  shall be for the  benefit of the Trustee and shall be subject to its withdrawal  or order from time to time.  The amount of any losses  incurred  in respect of any such  investments  shall be  deposited  in the  Payment  Account by the Trustee out of its own
funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

(a)     On each  Distribution  Date,  the  amount  received  by  REMIC I  pursuant  to Section
10.04(a)  shall be deemed  distributed  from  REMIC I to REMIC II as the holder of the REMIC I
Regular  Interests and the amount received by REMIC II  pursuant to Section  10.04(b) shall be deemed  distributed  from  REMIC II  to  REMIC III  as  the  holder  of the  REMIC II  Regular interests  in the  amounts  and in  accordance  with  Section  10.02(b)  through  (c). On each
Distribution  Date, the Trustee or the Paying Agent appointed by the Trustee shall  distribute in accordance  with the  Remittance  Report first,  to the Trustee,  payment for any servicing transfer expenses  reimbursable to the Trustee pursuant to  Section 7.02(a)  and that have not been paid or  reimbursed  to the  Trustee  by the  Servicer,  allocated  in  reduction  of the
Available  Distribution  Amounts pro rata, based upon the aggregate Stated Principal  Balances of each Loan  Group,  second,  to the  Servicer,  in the case of a  distribution  pursuant  to
Section 4.02(a)(iii)  below,  the amount  required  to be  distributed  to the  Servicer  or a
Subservicer pursuant to  Section 4.02(a)(iii)  below, and third, to each  Certificateholder of record on the next preceding  Record Date (other than as provided in  Section 9.01  respecting
the  final  distribution)  either  in  immediately   available  funds  (by  wire  transfer  or
otherwise)  to the  account  of  such  Certificateholder  at a bank  or  other  entity  having appropriate  facilities  therefor,  if such  Certificateholder  has so notified the Trustee or the Paying Agent,  as the case may be, or, if such  Certificateholder  has not so notified the
Trustee or the Paying Agent by the Record Date, by check mailed to such  Certificateholder  at
the   address   of   such   Holder   appearing   in  the   Certificate   Register   for   such
Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based  on the  aggregate  of the  Percentage  Interests  represented  by  Certificates  of the applicable  Class held by such Holder) of the  following  amounts,  in the following  order of priority (subject to the provisions of  Section 4.02(b)  below), in each case to the extent of the related Available Distribution Amount (net of the amounts payable above):

(i)     (I)           from the Available  Distribution Amount related to the Group 1 Loans, to the Holders of the Class R Certificates and Class 1-A  Certificates,  on
                      a pro rata basis based on Accrued  Certificate  Interest payable on such
                      Classes of Certificates with respect to such Distribution  Date, Accrued
                      Certificate  Interest on such Certificates for such  Distribution  Date, plus any Accrued Certificate  Interest thereon remaining unpaid from any previous  Distribution  Date except as provided in the last paragraph of this  Section 4.02(a),  in each  case in  respect  of  interest  on such
                      Classes;

(II)    from the Available  Distribution  Amount related to the Group 2 Loans,  to the Holders of the  Class 2-A  Certificates,  on a pro rata  basis  based on Accrued
                      Certificate  Interest  payable  on such  Classes  of  Certificates  with respect to such Distribution Date, Accrued Certificate  Interest on such
                      Certificates for such  Distribution  Date, plus any Accrued  Certificate
                      Interest thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last  paragraph  of this  Section 4.02(a),  in each case in respect of interest on such Class; and

(III)   from the Available  Distribution  Amount related to the Group 3 Loans,  to the Holders of the  Class 3-A  Certificates,  on a pro rata  basis  based on Accrued
                      Certificate  Interest  payable  on such  Classes  of  Certificates  with respect to such Distribution Date, Accrued Certificate  Interest on such
                      Certificates for such  Distribution  Date, plus any Accrued  Certificate
                      Interest thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last  paragraph  of this  Section 4.02(a),  in each case in respect of interest on such Class;

(IV)    from the Available  Distribution  Amount related to the Group 4 Loans,  to the Holders of the  Class 4-A  Certificates,  on a pro rata  basis  based on Accrued
                      Certificate  Interest  payable  on such  Classes  of  Certificates  with respect to such Distribution Date, Accrued Certificate  Interest on such
                      Certificates for such  Distribution  Date, plus any Accrued  Certificate
                      Interest thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last  paragraph  of this  Section 4.02(a),  in each case in respect of interest on such Class;

(V)     from the Available  Distribution  Amount related to the Group 5 Loans,  to the Holders of the  Class 5-A  Certificates,  on a pro rata  basis  based on Accrued
                      Certificate  Interest  payable  on such  Classes  of  Certificates  with respect to such Distribution Date, Accrued Certificate  Interest on such
                      Certificates for such  Distribution  Date, plus any Accrued  Certificate
                      Interest thereon  remaining unpaid from any previous  Distribution  Date except as provided in the last  paragraph  of this  Section 4.02(a),  in each case in respect of interest on such Class; and

(ii)    from the related  Available  Distribution  Amount  remaining  after the  distributions
               pursuant  to  Section   4.02(a)(i)   above,   to  the  Holders  of  the  Senior
               Certificates  related to a Loan Group,  in the priorities and amounts set forth in  Section 4.02(b)  through (d), the sum of the  following  (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A)     the Senior  Percentage for such Loan Group for such Distribution Date times the sum of the following:

(1)     the  principal  portion of each  Monthly  Payment due during the related Due Period on each  Outstanding  Mortgage  Loan  in  the  related  Loan  Group,
                             whether   or  not   received   on  or   prior   to  the   related
                             Determination  Date,  minus  the  principal  portion  of any Debt
                             Service  Reduction in the related Loan Group which  together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2)     the  Stated   Principal   Balance  of  any   Mortgage   Loan  in  the   related   Loan
                             Group repurchased  during the preceding calendar month (or deemed to have been so repurchased in accordance  with  Section 3.07(b))
                             pursuant to Sections  2.02,  2.04 or 4.07,  and the amount of any shortfall  deposited in the Custodial  Account in connection with the  substitution  of a Deleted  Mortgage  Loan from the  related
                             Loan  Group pursuant to Section 2.02 or Section 2.04,  during the preceding calendar month; and

(3)     the  principal  portion  of all other  unscheduled  collections  with  respect  to the related Loan  Group (other  than  Principal  Prepayments  in Full and  Curtailments  and amounts received in connection with a Cash
                             Liquidation  or REO  Disposition  of a Mortgage Loan in such Loan
                             Group described  in   Section 4.02(a)(ii)(B)   below,   including
                             without limitation  Insurance Proceeds,  Liquidation Proceeds and
                             REO Proceeds)  received  during the preceding  calendar month or, in the case of Principal  Prepayment in Full,  during the related
                             Prepayment  Period  (or  deemed  to  have  been  so  received  in accordance  with  Section 3.07(b))  to the extent  applied by the
                             Servicer as  recoveries  of  principal  of the  related  Mortgage
                             Loan pursuant to Section 3.14;

(B)     with  respect to each  Mortgage  Loan from the  related  Loan  Group for  which a Cash
                      Liquidation or a REO Disposition  occurred during the preceding calendar month (or was deemed to have  occurred  during such period in accordance with  Section 3.07(b))  and did not result in any Excess  Special Hazard
                      Losses,  Excess Fraud Losses,  Excess Bankruptcy Losses or Extraordinary
                      Losses,  an amount equal to the lesser of (a) the Senior  Percentage for such Loan Group for such  Distribution  Date times the Stated  Principal
                      Balance  of  such   Mortgage   Loan  and  (b)  the  Senior   Accelerated
                      Distribution  Percentage for such Loan Group for such  Distribution Date times the related unscheduled  collections (including without limitation
                      Insurance  Proceeds,  Liquidation  Proceeds  and  REO  Proceeds)  to the
                      extent  applied  by the  Servicer  as  recoveries  of  principal  of the related Mortgage Loan pursuant to Section 3.14);

(C)     the  Senior  Accelerated   Distribution   Percentage  for  such  Loan  Group for  such
                      Distribution  Date times the aggregate of all Principal  Prepayments  in
                      Full  received  with  respect  to  Mortgage  Loans in the  related  Loan
                      Group in the related  Prepayment  Period and Curtailments  received with respect to Mortgage  Loans in the related Loan  Group in  the  preceding calendar month;

(D)     any Excess  Subordinate  Principal Amount allocated to the related Loan Group for such
                      Distribution  Date but only to the  extent  of  Eligible  Funds  for the related Loan Group on such Distribution Date; and

(E)     any  amounts  described  in  subsection  (ii),  clauses  (A),  (B)  and  (C)  of  this
                      Section 4.02(a),  as determined for any previous  Distribution Date with respect to such Loan Group,  which remain  unpaid after  application  of amounts  previously  distributed  pursuant  to  this  clause  (E) to the extent that such amounts are not  attributable  to Realized Losses which have been allocated to the Subordinate Certificates;

(iii)   from Available  Distribution Amounts remaining,  if any, if the Certificate  Principal
               Balances of the Subordinate  Certificates have not been reduced to zero, to the
               Servicer or a Subservicer,  by remitting for deposit to the Custodial  Account, to the extent of and in reimbursement for any Advances or Subservicer  Advances previously  made with respect to any Mortgage Loan or REO Property which remain unreimbursed  in  whole  or in  part  following  the  Cash  Liquidation  or REO
               Disposition  of such  Mortgage  Loan or REO  Property,  minus any such Advances that  were made with  respect  to  delinquencies  that  ultimately  constituted
               Excess Special Hazard Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or
               Extraordinary Losses;

(iv)    from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class M-1  Certificates,  the  Accrued  Certificate  Interest  thereon for such
               Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

(v)     from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class M-1   Certificates,   an  amount  equal  to  the  Subordinate   Principal
               Distribution   Amount   derived  from  each  Loan   Group for   such   Class of
               Certificates  for  such  Distribution   Date,   applied  in  reduction  of  the
               Certificate Principal Balance of the Class M-1 Certificates;

(vi)    from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class M-2  Certificates,  the  Accrued  Certificate  Interest  thereon for such
               Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

(vii)   from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class M-2   Certificates,   an  amount  equal  to  the  Subordinate   Principal
               Distribution   Amount   derived  from  each  Loan   Group for   such   Class of
               Certificates  for  such  Distribution   Date,   applied  in  reduction  of  the
               Certificate Principal Balance of the Class M-2 Certificates;

(viii)  from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class M-3  Certificates,  the  Accrued  Certificate  Interest  thereon for such
               Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

(ix)    from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class M-3   Certificates,   an  amount  equal  to  the  Subordinate   Principal
               Distribution   Amount   derived  from  each  Loan   Group for   such  Class  of
               Certificates  for  such  Distribution   Date,   applied  in  reduction  of  the
               Certificate Principal Balance of the Class M-3 Certificates;

(x)     from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class B-1  Certificates,  the  Accrued  Certificate  Interest  thereon for such
               Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

(xi)    from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class B-1   Certificates,   an  amount  equal  to  the  Subordinate   Principal
               Distribution   Amount   derived  from  each  Loan   Group for   such   Class of
               Certificates  for  such  Distribution   Date,   applied  in  reduction  of  the
               Certificate Principal Balance of the Class B-1 Certificates;

(xii)   from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class B-2  Certificates,  the  Accrued  Certificate  Interest  thereon for such
               Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

(xiii)  from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class B-2   Certificates,   an  amount  equal  to  the  Subordinate   Principal
               Distribution   Amount   derived  from  each  Loan   Group for   such   Class of
               Certificates  for  such  Distribution   Date,   applied  in  reduction  of  the
               Certificate Principal Balance of the Class B-2 Certificates;

(xiv)   from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class B-3  Certificates,  an amount equal to the Accrued  Certificate  Interest thereon  for such  Distribution  Date,  plus any Accrued  Certificate  Interest thereon  remaining  unpaid  from any  previous  Distribution  Date,  except  as provided below;

(xv)    from  Available  Distribution  Amounts  remaining,  if  any,  to  the  Holders  of the
               Class B-3   Certificates,   an  amount  equal  to  the  Subordinate   Principal
               Distribution   Amount   derived  from  each  Loan   Group for   such   Class of
               Certificates   for  such   Distribution   Date  applied  in  reduction  of  the
               Certificate Principal Balance of the Class B-3 Certificates;

(xvi)   from Available  Distribution  Amounts remaining,  if any, to the Holders of the Senior
               Certificates  related to any Loan Group, the portion,  if any, of the Available
               Distribution  Amount  for  such  Loan   Group remaining   after  the  foregoing
               distributions,  applied to reduce the  Certificate  Principal  Balances of such
               Senior  Certificates,   but  in  no  event  more  than  the  aggregate  of  the
               outstanding  Certificate  Principal  Balances  of  each  such  Class of  Senior
               Certificates;  and thereafter,  to each Class of Subordinate  Certificates then outstanding  beginning with such Class with the Highest  Priority,  any portion of the Available  Distribution Amount for each Loan  Group remaining  after the
               related  Senior   Certificates  have  been  retired,   applied  to  reduce  the
               Certificate  Principal Balance of each such Class of Subordinate  Certificates, but in no event  more than the  outstanding  Certificate  Principal  Balance of each such Class of Subordinate Certificates;

(xvii)  from  Available  Distribution  Amounts  remaining,  if any, to the  Trustee,  any fees
               and/or  expenses   payable  or   reimbursable  by  the  Servicer   pursuant  to
               Section 8.05 hereof, to the extent not paid by the Servicer;  and

(xviii) to the  Class R  Certificates,  the  balance,  if any, of the  Available  Distribution
               Amount.

        Notwithstanding the foregoing,  on any Distribution Date, with respect to the Class of
Subordinate  Certificates  outstanding on such Distribution Date with the Lowest Priority,  or in the event the Subordinate  Certificates are no longer outstanding,  the Senior Certificates related to the Loan Group in which Mortgage Loan  described  below is in, Accrued  Certificate
Interest thereon  remaining unpaid from any previous  Distribution Date shall be distributable only to the  extent  that  such  unpaid  Accrued  Certificate  Interest  was  attributable  to interest  shortfalls  relating to the failure of the Servicer to make any required Advance, or the  determination  by the  Servicer  that any  proposed  Advance  would  be a  Nonrecoverable
Advance,  with respect to the related  Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

(b)     Distributions of principal on the Senior  Certificates on each Distribution Date shall be made as follows:

(i)     Group 1.  An amount equal to the Group 1 Senior  Principal  Distribution  Amount shall be distributed  first, to the Class R Certificates and then to the Class
                      1-A-1 and Class 1-A-2 Certificates,  pro rata, in each case in reduction of its Certificate  Principal  Balance until the  Certificate  Principal
                      Balance thereof has been reduced to zero;

(ii)    Group 2.  An amount equal to the Group 2 Senior  Principal  Distribution  Amount shall be  distributed  to the Class  2-A-1 and Class 2-A-2  Certificates,  pro
                      rata,  in each case in reduction of its  Certificate  Principal  Balance until the  Certificate  Principal  Balance  thereof has been  reduced to zero; and

(iii)   Group 3.  An amount equal to the Group 3 Senior  Principal  Distribution  Amount shall be  distributed  to the Class  3-A-1 and Class 3-A-2  Certificates,  pro
                      rata,  in each case in reduction of its  Certificate  Principal  Balance until the  Certificate  Principal  Balance  thereof has been  reduced to zero;

(iv)    Group 4.  An amount equal to the Group 3 Senior  Principal  Distribution  Amount shall be  distributed  to the Class  4-A-1 and Class 4-A-2  Certificates,  pro
                      rata,  in each case in reduction of its  Certificate  Principal  Balance until the  Certificate  Principal  Balance  thereof has been  reduced to zero;

(v)     Group 5.  An amount equal to the Group 5 Senior  Principal  Distribution  Amount shall
                      be   distributed   as  follows:   (1)  an  amount  equal  to  the  Class
                      5-A-1A/Class 5-A-1B  Senior  Distribution  Amount  to the  Class  5-A-1A
                      Certificates  in reduction of its  Certificate  Principal  Balance until the Certificate  Principal  Balance thereof has been reduced to zero and then to the Class 5-A-1B  Certificates  in reduction of its  Certificate
                      Principal  Balance until the Certificate  Principal  Balance thereof has been reduced to zero,  and (2) an amount equal to the Class 5-A-2 Senior
                      Distribution  Amount to the Class 5-A-2 Certificates in reduction of its
                      Certificate  Principal  Balance until the Certificate  Principal Balance thereof has been reduced to zero; and

(c)     Prior to the occurrence of the Credit  Support  Depletion Date but after the reduction of the  Certificate  Principal  Balances of any of the Class 1-A  Certificates,  the Class 2-A
Certificates,  the  Class 3-A  Certificates,  the  Class 4-A  Certificates  or  the  Class 5-A
Certificates  to zero, the remaining  Senior  Certificates  shall be entitled to receive,  pro rata, based upon their respective  aggregate  Certificate  Principal Balances,  in addition to any Principal  Prepayments in Full and Curtailments  related to such Certificates'  respective
Loan Group,  100% of the Principal  Prepayments in Full and Curtailments on the Mortgage Loans
in the Loan  Group or Loan Groups with respect to which the  aggregate  Certificate  Principal
Balance of the related Senior  Certificates  has been reduced to zero, in accordance  with the priorities  set forth in Section  4.02(b)  above,  in reduction of the  Certificate  Principal
Balances  thereof,  on any Distribution  Date if (i) the Aggregate  Subordinate  Percentage is
less than 200% of the  Aggregate  Subordinate  Percentage  as of the Closing  Date or (ii) the
aggregate of the Stated Principal  Balances of all Mortgage Loans  Delinquent  60 days or more
(including  Mortgage  Loans in REO and  foreclosure)  (averaged  over the  preceding six month period),  as a  percentage  of the  aggregate  of the  Certificate  Principal  Balances of the
Subordinate Certificates, is greater than or equal to 50%.

        In addition,  on any Distribution  Date prior to the Credit Support  Depletion Date on which the aggregate  Certificate Principal Balance of any of the Class 1-A  Certificates,  the
Class 2-A  Certificates,  the  Class 3-A  Certificates,  the  Class 4-A  Certificates  or  the
Class 5-A  Certificates,  is  greater  than the  aggregate  Stated  Principal  Balance  of the
Mortgage  Loans in the related Loan Group,  in each case after giving effect to  distributions to be made on such Distribution Date (each such Loan Group, an  "Undercollateralized  Group"), the Available  Distribution  Amount for the  Overcollateralized  Groups otherwise allocable to the  Subordinate  Certificates  shall  instead  be  distributed  to  such  Undercollateralized
Group(s),   as   applicable,    pro   rata,   based   upon   their   respective   amounts   of
undercollateralization,  in accordance  with the priorities set forth in clause 4.02(b) above,
(1)  in  reduction  of  the  Certificate  Principal  Balances  thereof,  until  the  aggregate
Certificate  Principal Balance of such  Undercollateralized  Group(s),  as applicable,  equals the aggregate  Stated  Principal  Balance of the Mortgage  Loans in the related Loan Group(s), and (2) an amount equal to one month's interest at the applicable  Pass-Through  Rate for such
Undercollateralized  Group(s), as applicable, on the amount of such difference,  first, to pay any unpaid interest on such Class or Classes of Certificates  and second,  to pay principal on such Classes in the manner described in (1) above.

(d)     After the reduction of the Certificate  Principal Balances of the Senior  Certificates
relating to a Loan Group to zero but prior to the Credit Support  Depletion  Date, such Senior
Certificates  shall be  entitled  to no further  distributions  of  principal  thereon and the related  Available  Distribution  Amount  shall be  distributed  solely to the  holders of the
Subordinate  Certificates,  in each case as described herein, except as is otherwise set forth in Section 4.02(c) above.

(e)     In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
Recoveries,  the Servicer  shall  deposit such funds into the  Custodial  Account  pursuant to
Section  3.07(b)(iii).  If, after taking into account such  Subsequent  Recoveries  for a Loan
Group,  the amount of a  previously  allocated  Realized  Loss is reduced,  the amount of such
Subsequent  Recoveries  will be applied to increase the Certificate  Principal  Balance of the
Class of  Certificates  related  to such  Loan  Group with  a  Certificate  Principal  Balance greater  than zero with the  highest  payment  priority  to which  Realized  Losses  have been allocated,  but not by more than the amount of Realized  Losses  previously  allocated to that
Class of  Certificates  pursuant  to  Section  4.05.  The amount of any  remaining  Subsequent
Recoveries  will be applied to increase  from zero the  Certificate  Principal  Balance of the
Class of  Certificates  with the next lower  payment  priority,  up to the amount of  Realized
Losses  previously  allocated  to that Class of  Certificates  pursuant to Section  4.05.  Any
remaining  Subsequent   Recoveries  will  in  turn  be  applied  to  increase  from  zero  the
Certificate  Principal  Balance of the Class of  Certificates  related to such Loan Group with the next lower payment  priority up to the amount of Realized Losses  previously  allocated to
that  Class  of   Certificates   pursuant  to  Section  4.05,  and  so  on.  Holders  of  such
Certificates  will not be entitled to any payment in respect of Accrued  Certificate  Interest on the amount of such  increases for any Interest  Accrual Period  preceding the  Distribution
Date on which such  increase  occurs.  Any such increase  shall be applied to the  Certificate
Principal  Balance  of each  Certificate  of such  Class in  accordance  with  its  respective
Percentage Interest.

(f)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder thereof,  and the Depository shall be solely  responsible for crediting the amount of such  distribution to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each Depository  Participant shall be responsible for disbursing such  distribution  to  the  Certificate  Owners  that  it  represents  and to  each  indirect participating  brokerage  firm  (a  "brokerage  firm")  for  which  it  acts  as  agent.  Each brokerage firm shall be responsible  for disbursing  funds to the  Certificate  Owners that it represents.  None of the  Trustee,  the  Certificate  Registrar,  the Company or the  Servicer
shall have any  responsibility  for the  allocation  of such  distributions  among  Depository
Participants, brokerage firms and Certificate Owners.

(g)     Except as  otherwise  provided in  Section 9.01,  if the Servicer  anticipates  that a final  distribution  with  respect  to any  Class of  Certificates  shall  be made on the next
Distribution  Date, the Servicer shall, no later than the  Determination  Date in the month of such final  distribution,  notify the  Trustee and the  Trustee  shall,  no later than two (2)
Business  Days  after the later of (i)  receipt  of such  notices  or (ii) such  Determination
Date,  mail on such date to each Holder of such Class of  Certificates  a notice to the effect that: (i) the Trustee  anticipates that the final  distribution  with respect to such Class of
Certificates  shall  be made  on  such  Distribution  Date  but  only  upon  presentation  and surrender  of such  Certificates  at the office  designated  by the  Trustee  or as  otherwise specified  therein,  and (ii) no interest shall accrue on such Certificates from and after the end of the related  Interest  Accrual Period.  In the event that  Certificateholders  required
to  surrender  their   Certificates   pursuant  to  Section 9.01(c)  do  not  surrender  their
Certificates  for final  cancellation,  the  Trustee  shall  cause  funds  distributable  with respect to such  Certificates  to be  withdrawn  from the Payment  Account  and  credited to a
separate  escrow  account  for  the  benefit  of  such   Certificateholders   as  provided  in
Section 9.01(d).

Section 4.03.  Statements to Certificateholders.

(a)     Concurrently  with each  distribution  charged to the Payment Account and with respect to each  Distribution  Date,  the Trustee  shall make  available  to  Certificateholders,  the
Rating  Agencies and other parties to this  Agreement via the Trustee's  internet  website the
Remittance Report.

        The Trustee's  internet website shall initially be located at  "www.jpmorgan.com/sfr."
Assistance  in using the website can be obtained  by calling the  Trustee's  customer  service desk at (877)  722-1095.  Parties  that are unable to use the website  are  entitled to have a paper copy  mailed to them via first  class  mail by calling  the  customer  service  desk and indicating  such.  The  Trustee  shall  have the right to  change  the way  Distribution  Date statements are  distributed in order to make such  distribution  more  convenient  and/or more accessible to the above  parties,  provided that such  procedures  are no less  convenient for the  Certificateholders  and the Trustee shall provide timely and adequate notification to all above parties  regarding  any such changes.  The Trustee shall also be entitled to rely on but shall not be  responsible  for the content or accuracy  of any  information  provided by third parties  for  purposes  of  making  the  Remittance  Report  available  and may  affix to it a disclaimer it deems appropriate in its reasonable discretion.

(b)     Within a reasonable  period of time after the end of each calendar  year,  the Trustee shall prepare, or cause to be prepared,  and shall forward, or cause to be forwarded,  to each
Person who at any time during the calendar  year was the Holder of a  Certificate,  other than a Class R  Certificate,  a statement  containing the  information  set forth in clauses (i)(a)
and (ii) of  Exhibit  L  attached  hereto  aggregated  for such  calendar  year or  applicable portion  thereof  during which such Person was a  Certificateholder.  Such  obligation  of the
Trustee  shall be deemed to have been  satisfied to the extent that  substantially  comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

(c)     Within a reasonable  period of time after the end of each calendar  year,  the Trustee shall prepare, or cause to be prepared,  and shall forward, or cause to be forwarded,  to each
Person who at any time during the  calendar  year was the Holder of a Class R  Certificate,  a statement  containing  the  applicable  distribution  information  provided  pursuant  to this
Section 4.03  aggregated  for such calendar year or applicable  portion  thereof  during which such Person was the Holder of a Class R  Certificate.  Such  obligation  of the Trustee  shall be deemed to have been  satisfied  to the extent  that  substantially  comparable  information shall be provided by the Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any Certificateholder,  the Trustee, as soon as reasonably practicable,  shall provide the  requesting  Certificateholder  with such  information  in the
Trustee's  possession as is necessary and appropriate,  in the Trustee's sole discretion,  for purposes of satisfying  applicable  reporting  requirements  under Rule 144A.  The Company and the Servicer  shall  cooperate  with the Trustee as is reasonably  necessary to respond to any such request but the Trustee  shall have no liability  for failure to provide any  information not in the Trustee's possession.

Section 4.04.  Distribution of Reports to the Trustee and the Company; Advances by the
                                Servicer.

(a)     Prior to the close of business on two  Business  Days  succeeding  each  Determination
Date,  or if such  Determination  Date falls on a Friday or a day that is not a Business  Day, on the Business Day next  succeeding such  Determination  Date, the Servicer shall furnish the
Remittance  Report to the Trustee in a mutually  agreed upon form of an  electromagnetic  tape or disk  and hard  copy,  or other  automated  transmission.  The  Remittance  Report  and any information  supplemental  thereto shall include such information with respect to the Mortgage
Loans that is required by the Trustee for  purposes of  fulfilling  its  obligations  as REMIC
Administrator  under Article X and making the distributions  described in Section 4.02, as set forth in written  specifications  or  guidelines  issued by the  Servicer or the Trustee  from time to time.  The Trustee  shall be protected in relying  upon the  information  set forth in the Remittance Report without any independent check or verification.

(b)     On or before  2:00 P.M.  New York  time on each  Payment  Account  Deposit  Date,  the
Servicer  shall  either  (i)  deposit in the  Payment  Account  from its own  funds,  or funds received  therefor  from the  Subservicers,  an amount equal to the Advances to be made by the
Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate amount equal to the  aggregate  amount of  Monthly  Payments  (with  each  interest  portion  thereof adjusted to the Net Mortgage Rate),  less the amount of any related  Servicing  Modifications,
Debt  Service  Reductions  or  reductions  in the  amount  of  interest  collectable  from the
Mortgagor  pursuant  to the Relief Act, on the  Outstanding  Mortgage  Loans as of the related
Due Date,  which  Monthly  Payments  were  delinquent  as of the close of  business  as of the related  Determination  Date;  provided  that  no  Advance  shall  be made  if it  would  be a
Nonrecoverable  Advance,  (ii) withdraw  from amounts on deposit in the Custodial  Account and deposit in the Payment  Account  all or a portion of the Amount  Held for Future  Distribution in discharge of any such Advance,  or (iii) make  advances in the form of any  combination  of
(i) and (ii)  aggregating  the amount of such  Advance.  Any  portion  of the Amount  Held for
Future  Distribution  so used shall be  replaced  by the  Servicer  by deposit in the  Payment
Account on or before 11:00 A.M. New York time on any future  Payment  Account  Deposit Date to the extent that funds  attributable  to the Mortgage Loans that are available in the Custodial
Account for deposit in the  Payment  Account on such  Payment  Account  Deposit  Date shall be less than payments to  Certificateholders  required to be made on the  following  Distribution
Date.  The Servicer  shall be entitled to use any Advance made by a  Subservicer  as described in  Section 3.07(b)  that has been  deposited  in the  Custodial  Account  on or  before  such
Distribution   Date  as  part  of  the  Advance  made  by  the   Servicer   pursuant  to  this
Section 4.04.  The  amount of any  reimbursement  pursuant  to  Section 4.02(a)  in respect of outstanding  Advances  on any  Distribution  Date  shall  be  allocated  to  specific  Monthly
Payments due but delinquent for previous Due Periods,  which  allocation shall be made, to the extent  practicable,  to Monthly Payments which have been delinquent for the longest period of time.  Such  allocations  shall be conclusive  for purposes of  reimbursement  to the Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The  determination by the Servicer that it has made a  Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable  Advance,  shall be evidenced by an Officer's Certificate of the Servicer delivered to the Company and the Trustee.

        If the  Servicer  determines  as of the  Business Day  preceding  any Payment  Account
Deposit  Date that it will be unable to deposit in the Payment  Account an amount equal to the
Advance required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the  Trustee  of its  inability  to make an  Advance  (such  notice  may be given by telecopy),  not later than 3:00 P.M.,  New York time,  on such Business  Day,  specifying  the portion  of such  amount  that it will be unable to  deposit.  Not later than  3:00 P.M.,  New
York time, on the Payment  Account Deposit Date the Trustee shall,  unless by 12:00 Noon,  New
York time,  on such day the Trustee  shall have been  notified in writing (by  telecopy)  that the Servicer shall have directly or indirectly  deposited in the Payment  Account such portion of the amount of the  Advance as to which the  Servicer  shall have given  notice  pursuant to the  preceding  sentence,  pursuant  to  Section 7.01,  (a)  terminate  all of the  rights and obligations  of the  Servicer  under  this  Agreement  in  accordance  with  Section 7.01  and
(b) assume the rights and obligations of the Servicer  hereunder,  including the obligation to deposit in the Payment Account an amount equal to the Advance for the  immediately  succeeding
Distribution Date.

        The Trustee shall  deposit all funds it receives  pursuant to this  Section 4.04  into the Payment Account.

Section 4.05.  Allocation of Realized Losses.

        Prior to each  Distribution  Date,  the Servicer  shall  determine the total amount of
Realized  Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modification,
Debt Service  Reduction,  Deficient  Valuation or REO  Disposition  that  occurred  during the calendar  month  preceding  the  month  of  distribution  or,  in  the  case  of  a  Servicing
Modification  that  constitutes  a reduction  of the  interest  rate on a Mortgage  Loan,  the amount of the  reduction  in the  interest  portion  of the  Monthly  Payment  due  during the related  Due Period.  The amount of each  Realized  Loss shall be  evidenced  by an  Officer's
Certificate.  All Realized  Losses,  other than Excess Special  Hazard  Losses,  Extraordinary
Losses,  Excess  Bankruptcy  Losses or Excess  Fraud  Losses,  shall be  allocated as follows:
first,  to the Class B-3  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero; second, to the Class B-2  Certificates  until the Certificate  Principal
Balance  thereof has been reduced to zero;  third,  to the  Class B-1  Certificates  until the
Certificate  Principal  Balance  thereof has been reduced to zero;  fourth,  to the  Class M-3
Certificates  until the  Certificate  Principal  Balance  thereof  has been  reduced  to zero;
fifth,  to the Class M-2  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero;  sixth, to the Class M-1  Certificates  until the Certificate  Principal
Balance  thereof has been  reduced to zero;  and,  thereafter,  the  remainder of the Realized
Losses on the Mortgage  Loans shall be  allocated  (A) in the case of a Group 1  Loan,  and in the case of interest  and  principal  portions  of such  losses,  to Class 1-A-2  Certificates until the Certificate  Principal  Balance of the Class 1-A-2  Certificates has been reduced to zero,  and then to the Class 1-A-1  Certificates;  (B) in the case of a Group 2  Loan,  and in the case of interest and principal  portions of such losses,  to the Class 2-A-2  Certificates until the Certificate  Principal  Balance of the Class 2-A-2  Certificates has been reduced to zero,  and then to the Class 2-A-1  Certificates;  (C) in the case of a Group 3  Loan,  and in the case of interest and principal  portions of such losses,  to the Class 3-A-2  Certificates until the Certificate  Principal  Balance of the Class 3-A-2  Certificates has been reduced to zero,  and then to the Class 3-A-1  Certificates;  (D) in the case of a Group 4  Loan,  and in the case of interest and principal  portions of such losses,  to the Class 4-A-2  Certificates until the Certificate  Principal  Balance of the Class 4-A-2  Certificates has been reduced to zero,  and then to the Class 4-A-1  Certificates;  and (E) in the case of a Group 5 Loan,  and in  the  case  of  interest  and  principal  portions  of  such  losses,  to  the  Class 5-A-2
Certificates  until the  Certificate  Principal  Balance of the Class 5-A-2  Certificates  has
been  reduced  to  zero,  and then to the  Class  5-A-1A  Certificates  and the  Class  5-A-1B
Certificates,  on a pro rata basis. The Group 1 Senior  Percentage,  Group 2 Senior Percentage
or Group 3  Senior  Percentage,  as applicable,  of any Excess  Special Hazard Losses,  Excess
Bankruptcy  Losses,  Excess Fraud Losses,  or  Extraordinary  Losses shall be allocated (A) in the case of a Group 1 Loan, to the Class 1-A-1  Certificates and Class 1-A-2 Certificates,  on
a pro rata basis;  (B) in the case of a Group 2  Loan,  to the  Class 2-A-1  Certificates  and
Class 2-A-2  Certificates,  on a pro rata  basis;  (C) in the case of a Group 3  Loan,  to the
Class 3-A-1  Certificates and Class 3-A-2  Certificates,  on a pro rata basis; (D) in the case of a Group 4 Loan, to the Class 4-A-1  Certificates  and Class 4-A-2  Certificates  and (E) in
the case of a Group 5 Loan, to the Class 5-A-1A  Certificates,  Class 5-A-1B  Certificates and
Class 5-A-2  Certificates,  on a pro rata basis, on a pro rata basis; and the remainder of any
Excess  Special  Hazard  Losses,   Excess   Bankruptcy   Losses,   Excess  Fraud  Losses,   or
Extraordinary  Losses on the Mortgage  Loans in any Loan  Group shall  be allocated  among the
Class M and Class B Certificates, on a pro rata basis, as described below.

        As used herein,  an  allocation  of a Realized Loss on a "pro rata basis" among two or more  specified  Classes of  Certificates  means an allocation on a pro rata basis,  among the various  Classes so specified,  to each such Class of  Certificates on the basis of their then outstanding  Certificate  Principal  Balances,  prior to giving effect to  distributions to be made on such  Distribution  Date in the case of the  principal  portion of a Realized  Loss or based on the Accrued  Certificate  Interest thereon payable on such  Distribution  Date in the case  of an  interest  portion  of a  Realized  Loss.  Except  as  provided  in the  following sentence,  any  allocation  of the  principal  portion of  Realized  Losses  (other  than Debt
Service  Reductions)  to a Class of  Certificates  shall be made by reducing  the  Certificate
Principal  Balance  thereof by the amount so allocated,  which  allocation  shall be deemed to have  occurred  on  such  Distribution  Date.  Any  allocation  of the  principal  portion  of
Realized  Losses (other than Debt Service  Reductions) to the  Subordinate  Certificates  then outstanding  with  the  Lowest  Priority  shall  be made by  operation  of the  definition  of
"Certificate  Principal  Balance"  and by  operation  of the  provisions  of  Section 4.02(a).
Allocations  of the interest  portions of Realized  Losses shall be made in  proportion to the amount of  Accrued  Certificate  Interest  and by  operation  of the  definition  of  "Accrued
Certificate  Interest" and by operation of the provisions of  Section 4.02(a).  Allocations of the  principal  portion  of  Debt  Service  Reductions  shall  be  made  by  operation  of the provisions  of  Section 4.02(a).  All  Realized  Losses and all other  losses  allocated  to a
Class of  Certificates  hereunder will be allocated  among the  Certificates  of such Class in proportion to the Percentage Interests evidenced thereby.

        Realized Losses shall be allocated  among the REMIC I Regular  Interests and the REMIC
II Regular Interests as specified in the definition of Realized Loss.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Servicer or the Subservicers  shall file  information  returns with respect to the receipt of mortgage  interests  received in a trade or business,  the reports of  foreclosures
and  abandonments  of  any  Mortgaged  Property  and  the  information   returns  relating  to
cancellation  of  indebtedness  income  with  respect to any  Mortgaged  Property  required by
Sections  6050H,  6050J and 6050P,  respectively,  of the Code.  Such reports shall be in form and substance  sufficient to meet the reporting  requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any  Mortgage  Loan  which is  delinquent  in  payment  by 90 days or more,  the
Servicer  may,  upon  the  written   request  of  and  with  funds   provided  by  the  Junior
Certificateholder,  purchase  such  Mortgage  Loan  from the  Trustee  at the  Purchase  Price therefor.  If at any time the  Servicer  makes a payment to the Payment  Account  covering the amount of the  Purchase  Price for such a Mortgage  Loan,  and the  Servicer  provides  to the
Trustee  a  certification  signed  by a  Servicing  Officer  stating  that the  amount of such payment  has been  deposited  in the  Payment  Account,  then the  Trustee  shall  execute the assignment  of such  Mortgage  Loan  delivered  to it by the  Servicer  at the  request of the
Servicer  without  recourse,  representation  or warranty  and return such  assignment  to the
Servicer  for  delivery  to the  Junior  Certificateholder,  which  shall  succeed  to all the
Trustee's  right,  title and  interest in and to such  Mortgage  Loan,  and all  security  and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The  Junior  Certificateholder  shall  thereupon  own such  Mortgage,  and all such
security   and   documents,   free  of  any   further   obligation   to  the  Trustee  or  the
Certificateholders with respect thereto.

ARTICLE V

                                       THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Class A, Class M,  Class B and Class R  Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D,  respectively,  and shall,  on original  issue,  be executed and  delivered by the Trustee to the  Certificate  Registrar for  authentication  and delivery  to or upon the order of the  Company  upon  receipt  by the  Trustee  or one or more
Custodians  of the documents  specified in  Section 2.01.  Each Class of Class A  Certificates
and Class M-1  Certificates  shall be issuable in minimum dollar  denominations of $25,000 and
integral  multiples  of  $1  in  excess  thereof.  The  Class  M-2  Certificates,   Class  M-3
Certificates  and each Class of Class B  Certificates  shall be  issuable  in  minimum  dollar denominations of $250,000 and integral  multiples of $1 in excess thereof,  in the case of the
Class M Certificates,  and $1,000,  in the case of the Class B  Certificates,  except that one
Certificate  of the  Class B-3  Certificates  is issued  evidencing  the sum of an  authorized denomination  thereof  plus the  remainder  of the  aggregate  Initial  Certificate  Principal
Balance  thereof.  Each  Class  of  Class  R  Certificates  shall  be  issued  in  registered, certificated form in minimum  percentage  interests of 20.00% and integral  multiples of 0.01%
in excess  thereof;  provided,  however,  that one Class R  Certificate  of each Class will be issuable to the Servicer as "tax  matters  person"  pursuant to Section  10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%

        The  Certificates  shall be executed by manual or facsimile  signature on behalf of an
authorized   signatory  of  the  Trustee.   Certificates   bearing  the  manual  or  facsimile
signatures  of  individuals  who were at any time the  proper  authorized  signatories  of the
Trustee  shall bind the Trustee,  notwithstanding  that such  individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such  Certificate or did not  hold  such  offices  at the  date of  such  Certificates.  No  Certificate  shall  be entitled  to any benefit  under this  Agreement,  or be valid for any  purpose,  unless  there appears  on such  Certificate  a  certificate  of  authentication  substantially  in the  form provided  for herein  executed by the  Certificate  Registrar  by manual  signature,  and such certificate upon any Certificate  shall be conclusive  evidence,  and the only evidence,  that such  Certificate  has been duly  authenticated  and  delivered  hereunder.  All  Certificates shall be dated the date of their authentication.

(b)     Except  as  provided  below,  registration  of  Book-Entry  Certificates  may  not  be
transferred  by  the  Trustee  except  to  another   Depository   that  agrees  to  hold  such
Certificates  for the respective  Certificate  Owners with Ownership  Interests  therein.  The
Holders of the Book-Entry  Certificates  shall hold their  respective  Ownership  Interests in and to each of such  Certificates  through the book-entry  facilities of the  Depository  and, except as  provided  below,  shall not be entitled to  Definitive  Certificates  in respect of such Ownership  Interests.  All transfers by Certificate Owners of their respective  Ownership
Interests in the  Book-Entry  Certificates  shall be made in  accordance  with the  procedures established by the Depository  Participant or brokerage  firm  representing  such  Certificate
Owner.  Each  Depository  Participant  shall  transfer  the  Ownership  Interests  only in the
Book-Entry  Certificates  of Certificate  Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee,  the Servicer and the Company may for all purposes  (including the making of  payments  due  on the  respective  Classes  of  Book-Entry  Certificates)  deal  with  the
Depository as the  authorized  representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for the purposes of exercising  the rights of
Certificateholders   hereunder.   The  rights  of  Certificate  Owners  with  respect  to  the respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms  representing  such  Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the  Depository as Holder of any Class of  Book-Entry  Certificates  with respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with  respect  to different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date  in connection  with  solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

        If (i)(A) the Company  advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its  responsibilities  as Depository and (B) the Company is unable to locate a qualified  successor  or (ii) the Company  notifies the  Depository  and the Trustee of its intent to terminate  the  book-entry  system and, upon receipt of notice of such intent from the Depository,  the Depository  Participants  holding beneficial interest in the Book-Entry  Certificates agree to initiate such termination,  the Trustee shall notify all
Certificate  Owners,  through the  Depository,  of the occurrence of any such event and of the availability  of Definitive  Certificates  to Certificate  Owners  requesting  the same.  Upon surrender to the Trustee of the  Book-Entry  Certificates  by the  Depository,  accompanied by registration  instructions  from the  Depository  for  registration  of transfer,  the Trustee shall issue the  Definitive  Certificates.  Neither the Company,  the Servicer nor the Trustee
shall be liable for any actions  taken by the  Depository or its nominee,  including,  without limitation,  any delay in  delivery of such  instructions  and may  conclusively  rely on, and shall be  protected  in  relying  on,  such  instructions.  Upon the  issuance  of  Definitive
Certificates  all  references  herein to  obligations  imposed  upon or to be performed by the
Company in  connection  with the  issuance  of the  Definitive  Certificates  pursuant to this
Section  5.01  shall be  deemed to be  imposed  upon and  performed  by the  Trustee,  and the
Trustee and the  Servicer  shall  recognize  the  Holders of the  Definitive  Certificates  as
Certificateholders hereunder.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee in accordance with the provisions of  Section 8.12,  a Certificate  Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration  of  Certificates  and of transfers  and  exchanges of  Certificates  as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

(b)     Upon  surrender  for  registration  of  transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose  pursuant to Section 8.12  and, in the case of any Class M,  Class B or Class R  Certificate,  upon  satisfaction  of the  conditions  set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in  the  name  of  the  designated  transferee  or  transferees,  one  or  more  new
Certificates of a like Class and aggregate Percentage Interest.

(c)     At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations of a like Class and aggregate  Percentage  Interest, upon  surrender of the  Certificates  to be  exchanged at any such office or agency.  Whenever any  Certificates  are  so  surrendered  for  exchange  the  Trustee  shall  execute  and  the
Certificate  Registrar shall  authenticate  and deliver the  Certificates of such  Class which
the  Certificateholder   making  the  exchange  is  entitled  to  receive.  Every  Certificate presented  or  surrendered  for  transfer or exchange  shall (if so required by the Trustee or the Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer,  sale, pledge or other disposition of a Class B Certificate shall be made unless such  transfer,  sale,  pledge or other  disposition  is exempt  from the  registration requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in  accordance  with said Act and  laws.  In the event  that a  transfer  of a
Class B  Certificate  is to be made either (i)(A) the Trustee shall require a written  Opinion of  Counsel  acceptable  to and in form and  substance  satisfactory  to the  Trustee  and the
Company that such  transfer may be made pursuant to an exemption,  describing  the  applicable exemption  and the basis  therefor,  from said Act and laws or is being made  pursuant to said
Act and laws,  which  Opinion of Counsel  shall not be an expense of the Trustee,  the Company or the Servicer  (except  that, if such transfer is made by the Company or the Servicer or any
Affiliate  thereof,  the Company or the  Servicer  shall  provide  such  Opinion of Counsel at their  own  expense);  provided  that  such  Opinion  of  Counsel  shall  not be  required  in connection with the initial  transfer of any such  Certificate by the Company or any Affiliate thereof to the Company or an  Affiliate of the Company and (B) the Trustee  shall  require the transferee  to  execute  a  representation  letter,  substantially  in the form of  Exhibit  H hereto,  and the Trustee shall  require the  transferor  to execute a  representation  letter, substantially  in the form of Exhibit I hereto,  each  acceptable to and in form and substance satisfactory  to the  Company and the  Trustee  certifying  to the Company and the Trustee the facts surrounding such transfer,  which representation  letters shall not be an expense of the
Trustee,  the Company or the Servicer;  provided,  however,  that such representation  letters shall not be required in connection  with any transfer of any such  Certificate by the Company or any  Affiliate  thereof to the  Company or an  Affiliate  of the  Company,  and the Trustee
shall be entitled to conclusively rely upon a representation  (which,  upon the request of the
Trustee,  shall  be a  written  representation)  from  the  Company,  of the  status  of  such transferee  as an  Affiliate  of the  Company  or (ii) the  prospective  transferee  of such a
Certificate  shall be required to provide the Trustee,  the Company and the  Servicer  with an investment  letter  substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems  acceptable),  which  investment  letter shall not be an  expense of the  Trustee,  the  Company or the  Servicer,  and which  investment  letter states that, among other things, such transferee (A) is a "qualified  institutional  buyer" as defined  under Rule 144A,  acting for its own  account  or the  accounts  of other  "qualified institutional  buyers"  as  defined  under  Rule  144A,  and (B) is aware  that  the  proposed transferor  intends  to  rely  on the  exemption  from  registration  requirements  under  the
Securities  Act of  1933,  as  amended,  provided  by  Rule  144A.  The  Holder  of  any  such
Certificate  desiring to effect any such transfer,  sale, pledge or other  disposition  shall, and  does  hereby  agree  to,  indemnify  the  Trustee,  the  Company,  the  Servicer  and the
Certificate  Registrar against any liability that may result if the transfer,  sale, pledge or other  disposition  is not so exempt or is not made in accordance  with such federal and state laws.

(e)     (i)    In the case of any Class B or Class R  Certificate  presented for  registration in the name of any  Person,  either  (A) the  Trustee  shall  require  an  Opinion  of Counsel acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the Company and the
Servicer to the effect that the  purchase  or holding of such  Class B or Class R  Certificate is  permissible  under  applicable  law,  will not  constitute  or  result  in any  non-exempt prohibited  transaction  under  Section 406 of the Employee  Retirement Income Security Act of
1974, as amended  ("ERISA"),  or  Section 4975  of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Company or the Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an  expense  of the  Trustee,  the  Company  or the  Servicer  or (B)  the  prospective
Transferee  shall be required  to provide the  Trustee,  the Company and the  Servicer  with a certification  to the effect set forth in paragraph  six of  Exhibit H  or paragraph  three of
Exhibit J  (with  respect to any  Class B  Certificate)  or  paragraph  sixteen of Exhibit G-1
(with  respect to any Class R  Certificate),  which the Trustee may rely upon without  further inquiry or  investigation,  or such other  certifications as the Trustee may deem desirable or necessary  in order to  establish  that  such  Transferee  or the  Person  in whose  name such registration  is  requested  either (a) is not an employee  benefit plan or other plan subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code, or any Person
(including  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such  acquisition  (each, a "Plan Investor") or
(b) in  the  case  of  any  Class B  Certificate,  the  following  conditions  are  satisfied:
(i) such  Transferee is an insurance  company,  (ii) the  source of funds used to purchase and hold such  Certificate (or interest  therein) is an "insurance  company  general  account" (as defined in U.S.  Department of Labor Prohibited  Transaction  Class Exemption  ("PTCE") 95-60,
and (iii) the  conditions  set forth in  Sections I and III of PTCE 95-60 have been  satisfied
(each  entity  that  satisfies  these  subsections  (i)  through  (iii) of this  clause (b), a
"Complying Insurance Company").

(ii)    Any Transferee of a Senior  Certificate  (other than a Class R Certificate) or a Class
               M Certificate  shall be deemed to have represented by virtue of its purchase or holding  of  such  Certificate  (or  interest  therein)  that  either  (a) such
               Transferee  is not a Plan  Investor,  (b) it has  acquired  and is holding such
               Certificate in reliance on Prohibited  Transaction  Exemption ("PTE") 94-29, 59
               Fed. Reg. 14674 (April 29, 1994), as most recently  amended by PTE 2002-41,  67
               Fed.  Reg.  54487 (August 22, 2002) (the "Issuer  Exemption"),  and that (i) it understands  that  there are  certain  conditions  to the  availability  of the
               Issuer Exemption  including that such Certificate must be rated, at the time of purchase,  not lower that  "BBB-"  (or its  equivalent)  by  Standard & Poor's,
               Fitch or Moody's  and (ii) it is an  "accredited  investor"  as defined in Rule
               501(a)(1) of Regulation D of the  Securities  Act of 1933,  as amended,  or (c)
               such Transferee is a Complying Insurance Company.

(iii)   (A)    If any Senior  Certificate  (other than a Class R  Certificate)  or any Class M
               Certificate  (or any  interest  therein) is acquired or held by any Person that does not satisfy the  conditions  described in paragraph  (ii) above,  then the
               last   preceding   Transferee   that  either  (i)  is  not  a  Plan   Investor,
               (ii) acquired  such  Certificate in compliance  with the Issuer  Exemption,  or
               (iii) is  a  Complying  Insurance  Company  shall be  restored,  to the  extent permitted by law, to all rights and  obligations as  Certificate  Owner thereof retroactive  to the date of such  Transfer  of such  Certificate.  The  Trustee shall be under no  liability  to any Person for making any payments due on such
               Certificate to such preceding Transferee.

(B)     Any  purported   Certificate   Owner  whose  acquisition  or  holding  of  any  Senior
                      Certificate  or  any  Class M  Certificate  (or  interest  therein)  was effected in violation of the restrictions in this Section 5.02(e)  shall indemnify and hold harmless the Company, the Trustee, the Servicer,  any
                      Subservicer,   and  the  Trust  Fund  from  and   against  any  and  all
                      liabilities,  claims,  costs or expenses  incurred by such  parties as a result of such acquisition or holding.

(f)     (i)    Each  Person  who has or who  acquires  any  Ownership  Interest  in a  Class R
Certificate  shall be deemed by the acceptance or  acquisition  of such Ownership  Interest to have agreed to be bound by the following  provisions  and to have  irrevocably  authorized the
Trustee or its designee  under  clause  (iii)(A)  below to deliver  payments to a Person other than such  Person and to  negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)
below and to execute all  instruments  of transfer  and to do all other  things  necessary  in connection  with any such sale.  The rights of each Person  acquiring any  Ownership  Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
                      shall be a Permitted  Transferee and shall  promptly  notify the Trustee of  any  change  or  impending  change  in  its  status  as a  Permitted
                      Transferee.

(B)     In  connection  with any  proposed  Transfer  of any  Ownership  Interest in a Class R
                      Certificate,  the Trustee  shall  require  delivery to it, and shall not register the Transfer of any Class R  Certificate  until its receipt of,
                      (I) an affidavit  and agreement (a "Transfer  Affidavit and  Agreement,"
                      in  the  form  attached   hereto  as  Exhibit  G-1)  from  the  proposed
                      Transferee,   in  form  and  substance  satisfactory  to  the  Servicer, representing and warranting,  among other things, that it is a Permitted
                      Transferee,  that it is not  acquiring  its  Ownership  Interest  in the
                      Class R  Certificate  that is the subject of the proposed  Transfer as a nominee,  trustee  or  agent  for  any  Person  who is  not a  Permitted
                      Transferee,  that for so long as it retains its Ownership  Interest in a
                      Class R   Certificate,   it  shall   endeavor   to  remain  a  Permitted
                      Transferee,   and  that  it  has   reviewed  the   provisions   of  this
                      Section 5.02(f)  and agrees to be bound by them, and (II) a certificate, in the form attached  hereto as Exhibit G-2, from the Holder  wishing to transfer the Class R Certificate,  in form and substance satisfactory to the Servicer,  representing and warranting,  among other things, that no purpose  of  the  proposed  Transfer  is to  impede  the  assessment  or collection of tax.

(C)     Notwithstanding  the  delivery of a Transfer  Affidavit  and  Agreement  by a proposed
                      Transferee  under  clause (B)  above,  if a  Responsible  Officer of the
                      Trustee who is assigned to this Agreement has actual  knowledge that the proposed  Transferee  is not a Permitted  Transferee,  no Transfer of an
                      Ownership Interest in a Class R  Certificate to such proposed Transferee shall be effected.

(D)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
                      shall agree (x) to require a Transfer  Affidavit and Agreement  from any other  Person to whom such Person  attempts to  transfer  its  Ownership
                      Interest in a Class R  Certificate and (y) not to transfer its Ownership
                      Interest  unless it  provides a  certificate  to the Trustee in the form attached hereto as Exhibit G-2.

(E)     Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by
                      purchasing  an Ownership  Interest in such  Certificate,  agrees to give the Trustee written notice that it is a "pass-through  interest  holder"
                      within    the    meaning    of    Temporary     Treasury     Regulations
                      Section 1.67-3T(a)(2)(i)(A)  immediately  upon  acquiring  an  Ownership
                      Interest in a Class R Certificate,  if it is, or is holding an Ownership
                      Interest  in  a  Class R  Certificate  on  behalf  of,  a  "pass-through interest holder."

(ii)    The Trustee shall  register the Transfer of any Class R  Certificate  only if it shall have  received the Transfer  Affidavit  and  Agreement,  a  certificate  of the
               Holder  requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other  documents  as shall  have been  reasonably  required  by the
               Trustee  as  a  condition  to  such  registration.  Transfers  of  the  Class R
               Certificates to Non-United  States Persons and Disqualified  Organizations  (as
               defined in Section 860E(e)(5) of the Code) are prohibited.

(iii)   (A)    If  any  Disqualified   Organization   shall  become  a  holder  of  a  Class R
               Certificate,  then the last preceding  Permitted  Transferee shall be restored, to the  extent  permitted  by law,  to all  rights  and  obligations  as Holder thereof  retroactive  to the  date of  registration  of such  Transfer  of such
               Class R  Certificate.  If a Non-United States Person shall become a holder of a
               Class R  Certificate,  then the last  preceding  United  States Person shall be restored,  to the extent  permitted  by law, to all rights and  obligations  as
               Holder  thereof  retroactive  to the date of  registration  of such Transfer of
               such  Class R   Certificate.   If  a  transfer  of  a  Class R  Certificate  is
               disregarded    pursuant   to   the    provisions   of   Treasury    Regulations
               Section 1.860E-1  or  Section 1.860G-3,   then  the  last  preceding  Permitted
               Transferee  shall be  restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration of such  Transfer  of such  Class R  Certificate.  The  Trustee  shall be under no liability  to  any  Person  for  any  registration  of  Transfer  of a  Class R
               Certificate  that is in fact  not  permitted  by  this  Section 5.02(f)  or for making  any  payments  due on such  Certificate  to the  holder  thereof or for taking any other  action with respect to such holder  under the  provisions  of this Agreement.

(B)     If any  purported  Transferee  shall  become  a Holder  of a  Class R  Certificate  in violation of the restrictions in this  Section 5.02(f) and to the extent that the  retroactive  restoration  of the  rights of the Holder of such
                      Class R  Certificate  as  described  in clause  (iii)(A)  above shall be invalid,  illegal or  unenforceable,  then the  Servicer  shall have the right,  without notice to the holder or any prior holder of such Class R
                      Certificate,  to sell such Class R  Certificate to a purchaser  selected by  the  Servicer  on  such  terms  as the  Servicer  may  choose.  Such purported  Transferee  shall  promptly  endorse  and deliver the Class R
                      Certificates in accordance with the  instructions of the Servicer.  Such purchaser  may be the Servicer  itself or any Affiliate of the Servicer.
                      The  proceeds of such sale,  net of the  commissions  (which may include commissions  payable to the  Servicer or its  Affiliates),  expenses and taxes due, if any,  shall be remitted by the Servicer to such  purported
                      Transferee.  The terms and  conditions  of any sale  under  this  clause
                      (iii)(B)  shall be  determined  in the sole  discretion of the Servicer, and the Servicer  shall not be liable to any Person  having an Ownership
                      Interest in a Class R  Certificate  as a result of its  exercise of such discretion.

(iv)    The Trustee  shall make  available,  upon written  request  from the Internal  Revenue
               Service or any potentially  affected Person,  all information in its possession and  necessary to compute any tax imposed (A) as a result of the Transfer of an
               Ownership   Interest  in  a  Class R   Certificate  to  any  Person  who  is  a
               Disqualified   Organization,   including  the  information   regarding  "excess
               inclusions"  of  such  Class R  Certificates  required  to be  provided  to the
               Internal   Revenue  Service  and  certain  Persons  as  described  in  Treasury
               Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5),  and (B) as a result of any regulated  investment  company,  real estate investment trust, common trust fund,  partnership,  trust, estate or organization described in Section 1381 of the Code that holds an Ownership  Interest in a Class R  Certificate  having as among  its  record  holders  at any  time  any  Person  who  is a  Disqualified
               Organization.  Reasonable  compensation  for providing such  information may be required by the Trustee  before it will  provide such  information  to any such potentially affected Person.

(v)     The  provisions  of this  Section 5.02(f)  set forth  prior to this  clause (v) may be modified,  added  to  or  eliminated,  provided  that  there  shall  have  been delivered to the Trustee the following:

(A)     written  notification  from each Rating  Agency to the effect  that the  modification, addition  to or  elimination  of such  provisions  will not  cause  such
                      Rating  Agency to downgrade  its  then-current  ratings,  if any, of any
                      Class of the Senior,  Class M or Class B Certificates below the lower of the then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency; and

(B)     subject to  Section 10.01(f),  an Officer's  Certificate of the Servicer  stating that the Servicer has received an Opinion of Counsel,  in form and  substance satisfactory  to the  Servicer,  to the effect  that such  modification, addition to or absence of such  provisions will not cause any portion of the  applicable  REMIC to cease to qualify as a REMIC and will not cause
                      (x)  any  portion  of  the   applicable   REMIC  to  be  subject  to  an
                      entity-level tax caused by the Transfer of any Class R  Certificate to a
                      Person that is a Disqualified  Organization  or (y) a  Certificateholder
                      or another  Person to be subject  to a  REMIC-related  tax caused by the
                      Transfer  of a Class R  Certificate  to a Person that is not a Permitted
                      Transferee.

(g)     No service  charge shall be made for any transfer or exchange of  Certificates  of any
Class,  but  the  Trustee  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental  charge  that may be imposed in  connection  with any  transfer  or  exchange  of
Certificates.

(h)     All  Certificates  surrendered  for transfer  and  exchange  shall be destroyed by the
Certificate Registrar in accordance with its customary procedures.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and  the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered  to the Trustee and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the  absence of notice to the  Trustee  or the  Certificate
Registrar  that such  Certificate  has been  acquired  by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor,  Class and  Percentage  Interest  but  bearing a number not  contemporaneously outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses
of  the  Trustee  and  the  Certificate   Registrar)   connected   therewith.   Any  duplicate
Certificate  issued  pursuant  to this  Section shall  constitute  complete  and  indefeasible evidence of ownership in the Trust Fund,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer,  the Company, the  Servicer,  the Trustee,  the  Certificate  Registrar  and any agent of the  Company,  the
Servicer,  the Trustee,  or the  Certificate  Registrar may treat the Person in whose name any
Certificate  is  registered  as the owner of such  Certificate  for the  purpose of  receiving distributions  pursuant to Section 4.02 and for all other purposes  whatsoever,  except as and to the extent  provided in the  definition  of  "Certificateholder,"  and neither the Company, the  Servicer,  the Trustee,  the  Certificate  Registrar  nor any agent of the  Company,  the
Servicer,  the  Trustee,  or the  Certificate  Registrar  shall be  affected  by notice to the contrary except as provided in Section 5.02(f)(iii).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making  distributions to the
Certificateholders  pursuant  to  Section 4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Trustee shall deposit or cause to be deposited  with the
Paying Agent a sum  sufficient to make the payments to the  Certificateholders  in the amounts and in the manner provided for in  Section 4.02,  such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee  shall cause each Paying Agent (if not the Trustee) to execute and deliver to the  Trustee an  instrument  in which such Paying  Agent shall agree with the Trustee  that such Paying  Agent  shall hold all sums held by it for the  payment to the  Certificateholders in trust for the benefit of the  Certificateholders  entitled thereto until such sums shall be distributed  to such  Certificateholders.  Any sums so held by such Paying Agent shall be held
only  in   Eligible   Accounts  to  the  extent   such  sums  are  not   distributed   to  the
Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  Optional Purchase of Certificates.

(a)     On any Distribution Date on which the Pool Stated Principal  Balance,  prior to giving effect to  distributions  to be made on such  Distribution  Date,  is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans,  the Servicer shall have the right, at its option,  to purchase the  Certificates  in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal  Balance of such  Certificates plus the sum of Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously unpaid Accrued Certificate Interest.

(b)     The  Servicer  shall  give the  Trustee  not less  than 60 days'  prior  notice of the
Distribution  Date on which the Servicer  anticipates  that it shall purchase the Certificates pursuant to  Section 5.06(a).  Notice of any such purchase,  specifying the Distribution  Date upon which the  Holders  may  surrender  their  Certificates  to the  Trustee  for  payment in accordance  with this  Section 5.06,  shall be given  promptly  by the  Servicer  by letter to
Certificateholders  (with a copy to the  Certificate  Registrar and each Rating Agency) mailed not earlier than the 9th day and not later than the 19th day of the month next  preceding  the month of such final distribution, specifying:

(i)     the  Distribution  Date upon which purchase of the  Certificates  is anticipated to be made upon  presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

(ii)    the purchase price therefor, if known, and

(iii)   that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
                      applicable,  payments being made only upon presentation and surrender of the  Certificates  at  the  office  or  agency  of the  Trustee  therein specified.

If the Servicer gives the notice  specified  above,  the Servicer shall deposit in the Payment
Account before the Distribution Date on which the purchase pursuant to  Section 5.06(a)  is to be made,  in  immediately  available  funds,  an amount  equal to the  purchase  price for the
Certificates computed as provided above.

(c)     Upon  presentation  and  surrender of the  Certificates  to be  purchased  pursuant to
Section 5.06(a)  by the Holders  thereof,  the Trustee  shall  distribute  to such  Holders an amount  equal  to the  outstanding  Certificate  Principal  Balance  thereof  plus  the sum of
Accrued  Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and any previously unpaid Accrued Certificate Interest with respect thereto.

(d)     If any  Certificateholders  do not  surrender  their  Certificates  on or  before  the
Distribution  Date on which a  purchase  pursuant  to this  Section 5.06  is to be  made,  the
Trustee  shall on such date cause all funds in the Payment  Account  deposited  therein by the
Servicer  pursuant to  Section 5.06(b)  to be withdrawn  therefrom and deposited in a separate
escrow  account  (for  which  funds  will  be  held   uninvested)  for  the  benefit  of  such
Certificateholders,   and  the  Servicer   shall  give  a  second   written   notice  to  such
Certificateholders  to  surrender  their  Certificates  for  payment  of  the  purchase  price therefor.  If within six months after the second  notice any  Certificate  shall not have been surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the
Servicer  to  contact  the  Holders  of  such  Certificates   concerning  surrender  of  their
Certificates.  The costs and  expenses of  maintaining  the escrow  account and of  contacting
Certificateholders  shall be paid out of the assets  which  remain in the escrow  account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered for cancellation in accordance with this  Section 5.06,  the Trustee shall pay to the Servicer all  amounts  distributable  to the Holders  thereof and shall have no further  responsibility therefor  and the  Servicer  shall  thereafter  hold such amounts  until  distributed  to such
Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the escrow  account or by the Servicer as a result of such  Certificateholder's  failure to
surrender  its  Certificate(s)   for  payment  in  accordance  with  this  Section 5.06.   Any
Certificate that is not surrendered on the Distribution  Date on which a purchase  pursuant to this  Section 5.06  occurs as provided  above shall be deemed to have been  purchased  and the
Holder as of such date  shall  have no rights  with  respect  thereto  except to  receive  the purchase price therefor minus any costs and expenses  associated  with such escrow account and notices  allocated  thereto.  Any  Certificates  so purchased or deemed to have been purchased on such Distribution Date shall remain  outstanding  hereunder.  The Servicer shall be for all purposes the Holder thereof as of such date.

ARTICLE VI

                                 THE COMPANY AND THE SERVICER

Section 6.01.  Respective Liabilities of the Company and the Servicer.

        The Company and the Servicer  shall each be liable in accordance  herewith only to the extent of the obligations  specifically  and  respectively  imposed upon and undertaken by the
Company and the Servicer  herein.  By way of illustration  and not limitation,  the Company is not liable for the servicing and  administration  of the Mortgage  Loans,  nor is it obligated by  Section 7.01  or  Section 10.01  to assume any obligations of the Servicer or to appoint a designee  to assume  such  obligations,  nor is it liable for any other  obligation  hereunder that it may, but is not obligated  to,  assume  unless it elects to assume such  obligation in accordance herewith.

Section 6.02.  Merger or Consolidation  of the Company or the Servicer;  Assignment of Rights
                                and Delegation of Duties by Servicer.

(a)     The Company and the Servicer shall each keep in full effect its existence,  rights and franchises as a corporation under the laws of the state of its  incorporation,  and shall each obtain  and  preserve  its  qualification  to do  business  as a foreign  corporation  in each jurisdiction  in which such  qualification  is or shall be  necessary  to protect the validity and  enforceability  of this Agreement,  the  Certificates or any of the Mortgage Loans and to
perform its respective duties under this Agreement.

(b)     Any Person into which the Company or the  Servicer may be merged or  consolidated,  or any  corporation  resulting  from any  merger or  consolidation  to which the  Company  or the
Servicer  shall be a party,  or any Person  succeeding  to the  business of the Company or the
Servicer,  shall  be the  successor  of the  Company  or the  Servicer,  as the  case  may be, hereunder,  without  the  execution  or filing of any paper or any  further act on the part of any of  the  parties  hereto,  anything  herein  to the  contrary  notwithstanding;  provided, however,  that the  successor  or  surviving  Person to the  Servicer  shall be  qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie  Mac;  and  provided  further that each  Rating  Agency's  ratings,  if any, of the Senior,  Class M or Class B  Certificates  in
effect  immediately  prior to such merger or consolidation  will not be qualified,  reduced or withdrawn  as a result  thereof  (as  evidenced  by a letter to such  effect  from each Rating
Agency).

(c)     Notwithstanding  anything else in this  Section 6.02 and Section 6.04 to the contrary, the  Servicer  may  assign  its rights and  delegate  its  duties and  obligations  under this
Agreement;  provided  that the Person  accepting  such  assignment  or  delegation  shall be a
Person which is qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the  Trustee  and the  Company,  is willing  to  service  the
Mortgage  Loans and  executes  and  delivers to the Company and the Trustee an  agreement,  in form and substance reasonably  satisfactory to the Company and the Trustee,  which contains an assumption  by  such  Person  of the due  and  punctual  performance  and  observance  of each covenant and  condition to be  performed  or observed by the  Servicer  under this  Agreement;
provided  further that each Rating Agency's  rating of the Classes of  Certificates  that have been  rated  in  effect  immediately  prior  to such  assignment  and  delegation  will not be qualified,  reduced or withdrawn as a result of such  assignment  and delegation (as evidenced by a letter to such effect from each Rating  Agency).  In the case of any such  assignment and delegation,  the Servicer shall be released from its obligations under this Agreement,  except that the Servicer shall remain liable for all liabilities  and  obligations  incurred by it as
Servicer  hereunder  prior  to the  satisfaction  of the  conditions  to such  assignment  and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company, the Servicer and Others.

        Neither the Company,  the Servicer nor any of the  directors,  officers,  employees or agents of the Company or the  Servicer  shall be under any  liability to the Trust Fund or the
Certificateholders  for any action  taken or for  refraining  from the taking of any action in good faith pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this  provision  shall not protect the Company,  the  Servicer or any such Person  against any breach of warranties or  representations  made herein or any liability  which would  otherwise be  imposed  by  reason  of  willful  misfeasance,  bad  faith  or  gross  negligence  in  the performance  of  duties  or  by  reason  of  reckless  disregard  of  obligations  and  duties hereunder.  The  Company,  the Servicer and any  director,  officer,  employee or agent of the
Company  or the  Servicer  may rely in good  faith on any  document  of any kind  prima  facie properly  executed and submitted by any Person respecting any matters arising  hereunder.  The
Company,  the  Servicer  and any  director,  officer,  employee or agent of the Company or the
Servicer  shall be  indemnified  by the  Trust  Fund  and  held  harmless  against  any  loss, liability or expense  incurred in connection  with any legal action relating to this Agreement or the  Certificates,  other  than any loss,  liability  or expense  related  to any  specific
Mortgage  Loan or  Mortgage  Loans  (except as any such loss,  liability  or expense  shall be otherwise  reimbursable  pursuant  to this  Agreement)  and any  loss,  liability  or  expense incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the  Company  nor the  Servicer  shall be under any  obligation  to appear in, prosecute or defend any legal or  administrative  action,  proceeding,  hearing or examination that is not  incidental  to its  respective  duties  under  this  Agreement  and  which in its opinion may involve it in any expense or  liability;  provided,  however,  that the Company or the  Servicer  may in its  discretion  undertake  any  such  action,  proceeding,  hearing  or examination  that it may deem  necessary  or desirable  in respect to this  Agreement  and the rights  and  duties  of the  parties  hereto  and  the  interests  of  the  Certificateholders hereunder.  In such event,  the legal expenses and costs of such action,  proceeding,  hearing
or  examination  and  any  liability  resulting   therefrom  shall  be  expenses,   costs  and
liabilities  of the Trust  Fund,  and the  Company  and the  Servicer  shall be entitled to be reimbursed  therefor  out of  amounts  attributable  to the  Mortgage  Loans on deposit in the
Custodial  Account as provided by  Section 3.10  and, on the  Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate  Interest on each  Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Servicer Not to Resign.

        Subject to the provisions of Section 6.02,  neither the Company nor the Servicer shall resign  from  its  respective  obligations  and  duties  hereby  imposed  on  it  except  upon determination  that its duties hereunder are no longer  permissible  under applicable law. Any such  determination  permitting  the  resignation  of the  Company  or the  Servicer  shall be evidenced  by an  Opinion  of  Counsel  to  such  effect  delivered  to the  Trustee.  No such resignation by the Servicer shall become  effective until the Trustee or a successor  servicer shall have  assumed  the  Servicer's  responsibilities  and  obligations  in  accordance  with
Section 7.02.

ARTICLE VII

                                           DEFAULT

Section 7.01.  Events of Default.

        Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Servicer shall fail to deposit or cause to be deposited  into the Payment  Account any amounts required to be so deposited  therein at the time required  pursuant to Section 4.01  or otherwise,  and in either case, such failure shall continue unremedied  for a period of 5 days after the date upon which written  notice of such failure,  requiring such failure to be remedied,  shall have been given to the Servicer by the Trustee or the Company or to the Servicer,  the Company and
               the Trustee by the Holders of Certificates of such Class evidencing  Percentage
               Interests aggregating not less than 25%; or

(ii)    the  Servicer  shall fail to observe or perform in any  material  respect any other of the  covenants  or  agreements  on the part of the  Servicer  contained  in the
               Certificates  of any Class or in this Agreement and such failure shall continue unremedied  for a period of 30 days  (except  that such number of days shall be
               15 in the case of a  failure  to pay the  premium  for any  Required  Insurance
               Policy) after the date on which written  notice of such failure,  requiring the same to be  remedied,  shall have been given to the  Servicer by the Trustee or the Company, or to the Servicer,  the Company and the Trustee by the Holders of
               Certificates  of  any  Class evidencing,   in  the  case  of  any  such  Class,
               Percentage Interests aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an  involuntary  case under any present or future federal or state  bankruptcy,  insolvency or similar law or  appointing a  conservator  or receiver or liquidator in any insolvency,  readjustment of debt, marshalling of assets  and  liabilities  or  similar  proceedings,  or for the  winding-up  or liquidation  of its affairs,  shall have been entered  against the Servicer and such decree or order shall have remained in force  undischarged or unstayed for a period of 60 days; or

(iv)    the  Servicer  shall  consent to the  appointment  of a  conservator  or  receiver  or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities,  or similar proceedings of, or relating to, the Servicer or of, or relating to, all or substantially all of the property of the Servicer; or

(v)     the Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of, or commence a voluntary case under, any applicable insolvency or reorganization  statute, make an assignment for the  benefit  of its  creditors,  or  voluntarily  suspend  payment  of its obligations; or

(vi)    the Servicer shall notify the Trustee  pursuant to  Section 4.04(b)  that it is unable to deposit in the Payment Account an amount equal to the Advance.

        If an Event of Default  described  in clauses  (i)-(v)  of this  Section shall  occur, then,  and in each and every such case,  so long as such Event of Default  shall not have been remedied,  the Company may, and at the  direction  of Holders of  Certificates  entitled to at least 51% of the Voting Rights,  the Trustee shall,  by notice in writing to the Servicer (and to the Company if given by the Trustee or to the Trustee if given by the  Company),  terminate all of the rights and  obligations  of the  Servicer  under this  Agreement  and in and to the
Mortgage  Loans  and the  proceeds  thereof,  other  than its  rights  as a  Certificateholder hereunder.  If an Event of Default  described in clause (vi) hereof  shall occur,  the Trustee shall,  by notice to the  Servicer and the Company,  immediately  terminate  all of the rights and  obligations  of the Servicer  under this  Agreement and in and to the Mortgage  Loans and the proceeds thereof,  other than its rights as a  Certificateholder  hereunder as provided in
Section 4.04(b).  On or  after  the  receipt  by the  Servicer  of such  written  notice,  all authority  and power of the  Servicer  under  this  Agreement,  whether  with  respect  to the
Certificates  (other  than as a Holder  thereof) or the  Mortgage  Loans or  otherwise,  shall subject  to  Section 7.02  pass to and be  vested in the  Trustee  or the  Trustee's  designee
appointed  pursuant  to  Section 7.02;   and,  without  limitation,   the  Trustee  is  hereby
authorized   and  empowered  to  execute  and  deliver,   on  behalf  of  the   Servicer,   as
attorney-in-fact  or  otherwise,  any and all documents  and other  instruments,  and to do or accomplish  all other acts or things  necessary or  appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and endorsement or assignment of the
Mortgage  Loans and related  documents,  or otherwise.  The Servicer  agrees to cooperate with the  Trustee in  effecting  the  termination  of the  Servicer's  responsibilities  and rights hereunder,  including,  without  limitation,  the  transfer to the Trustee or its designee for administration  by it of  all  cash  amounts  which  shall  at the  time  be  credited  to the
Custodial  Account or the  Payment  Account or  thereafter  be  received  with  respect to the
Mortgage  Loans,  and the delivery to the Trustee of the Mortgage  Files,  and the recordation of  Assignments  of Mortgages to the Trustee if MERS is not the  mortgagee of a Mortgage  Loan or otherwise in  accordance  with  Section  7.02(b).  No such  termination  shall  release the
Servicer for any  liability  that it would  otherwise  have  hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding  any  termination  of the  activities  of  GMACM  in its  capacity  as
Servicer  hereunder,  GMACM  shall be entitled to  receive,  out of any late  collection  of a
Monthly  Payment on a Mortgage  Loan  which was due prior to the  notice  terminating  GMACM's rights and obligations as Servicer  hereunder and received after such notice,  that portion to which GMACM would have been  entitled  pursuant  to  Sections  3.10(a)(ii),  (vi) and (vii) as well as its  Servicing  Fee in  respect  thereof,  and any  other  amounts  payable  to  GMACM hereunder  the  entitlement  to  which  arose  prior  to the  termination  of  its  activities hereunder.

Section 7.02.  Trustee to Act; Appointment of Successor.

(a)     Within 90 days of the time the Servicer  resigns  pursuant to Section 6.04 or receives a notice of  termination  pursuant  to  Section 7.01,  the  Trustee  or a  successor  Servicer appointed by the Trustee  hereunder  shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the  transactions  set forth or provided for herein and shall be subject thereafter to all the  responsibilities,  duties,  liabilities and limitations on liabilities  relating thereto placed on the Servicer,  including the obligation to make  Advances  which  have  been or  will  be  required  to be  made,  but  excluding  the representations  of the  Servicer  contained  in  Section 2.03,  by the terms  and  provisions hereof;  provided  that any failure to perform such duties or  responsibilities  caused by the predecessor  Servicer's failure to provide information  required by Section 4.02 or 4.03 shall not be  considered  a default by the Trustee as  successor  Servicer  hereunder;  and provided further that the Trustee  shall have no  obligation  whatsoever  with respect to any liability
(other than Advances deemed  recoverable and not previously  made) incurred by the predecessor
Servicer  at or prior to the time of receipt  by such  Servicer  of the notice of  termination pursuant to  Section 7.01  or receipt by the Trustee of the Opinion of Counsel  referred to in
Section 6.04.  As  compensation  therefor,  the Trustee shall be entitled to the Servicing Fee and all funds  relating to the Mortgage  Loans which the Servicer  would have been entitled to charge to the  Custodial  Account if the Servicer had continued to act  hereunder,  except for amounts  that the  Servicer  shall be entitled to receive  pursuant  to  Section 7.01.  If the
Trustee has become the  successor  to the Servicer in  accordance  with  Section 6.04  or this
Section 7.02,  then  notwithstanding  the above,  if the Trustee shall be unwilling to so act, or shall be unable to so act,  the  Trustee  may  appoint,  or  petition a court of  competent jurisdiction to appoint, any established housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved  mortgage servicing  institution,  having a net worth of not less than  $9,500,000 as the successor to the Servicer  hereunder in the assumption of all or any  part  of the  responsibilities,  duties  or  liabilities  of the  Servicer  hereunder.
Pending  appointment of a successor to the Servicer  hereunder,  the Trustee shall act in such capacity as herein above  provided.  In connection with such  appointment and assumption,  the
Trustee may make such  arrangements  for the compensation of such successor out of payments on
Mortgage  Loans  as it and  such  successor  shall  agree;  provided,  however,  that  no such compensation  shall  be in  excess  of that  permitted  the  Servicer  hereunder.  Each of the
Seller,  the  Trustee  and such  successor  shall  take  such  action,  consistent  with  this
Agreement, as shall be necessary to effectuate any such succession.

        If the Trustee becomes the successor to the Servicer  hereunder,  the Trustee shall be entitled to be  reimbursed by the Servicer for all costs  associated  with the transfer of the servicing of the Mortgage  Loans to the Trustee,  including  any costs or expenses  associated with  the  complete  transfer  of  all  servicing  data  and  the  completion,  correction  or manipulation  of such  servicing  data as may be required by the Trustee to correct any errors or  insufficiencies  in the  servicing  data or otherwise to enable the Trustee to service the
Mortgage  Loans in  accordance  with this  Agreement.  To the  extent  that any such costs and expenses  of the Trustee  resulting  from the  termination  of the  Servicer  pursuant to this
Section 7.02  are not  reimbursed  promptly by the terminated  Servicer,  the Trustee shall be entitled to reimbursement of such costs and expenses from the Payment Account.

        Any successor,  including the Trustee,  to the Servicer shall maintain in force during its term as Servicer  hereunder  insurance  policies and fidelity  bonds as may be required to be maintained by the Servicer pursuant to Section 3.12.

        If the  Trustee  shall  succeed  to any  duties of the  Servicer  with  respect to the
Mortgage  Loans as  provided  herein,  it shall do so in a  separate  capacity  and not in its capacity as Trustee and,  accordingly,  the provisions of  Article VIII  shall be inapplicable to the Trustee in its duties as successor  Servicer in the  servicing  of the  Mortgage  Loans
(although  such  provisions  shall  continue  to  apply  to the  Trustee  in its  capacity  as trustee);  the provisions of Article III,  however, shall apply to the Trustee in its capacity as successor Servicer.

(b)     In connection  with the termination or resignation of the Servicer  hereunder,  either
(i) the  successor  Servicer,  including  the  Trustee if the  Trustee is acting as  successor
Servicer,  shall  represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material  respects with the rules and  procedures of MERS in connection with the  servicing of the Mortgage  Loans that are  registered  with MERS,  in which case the predecessor  Servicer shall  cooperate  with the successor  Servicer in causing MERS to revise its records to reflect the  transfer  of  servicing  to the  successor  Servicer as  necessary under MERS' rules and regulations,  or (ii) the predecessor  Servicer shall cooperate with the successor  Servicer  in causing  MERS to execute  and  deliver an  assignment  of  Mortgage in recordable  form to transfer the Mortgage  from MERS to the Trustee and to execute and deliver such other  notices,  documents  and other  instruments  as may be  necessary  or desirable to effect a transfer  of such  Mortgage  Loan or  servicing  of such  Mortgage  Loan on the MERS(R)
System to the successor  Servicer.  The  predecessor  Servicer shall file or cause to be filed any such  assignment in the  appropriate  recording  office.  The  predecessor  Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments of Mortgage,  and fees and costs of filing any  assignments of Mortgage that may be required under this  subsection  (b).
The  successor  Servicer  shall cause such  assignment  to be  delivered to the Trustee or the
Custodian  promptly upon receipt of the original with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such  termination or appointment of a successor to the Servicer,  the Trustee shall give  prompt  written  notice  thereof  to the  Certificateholders  at their  respective addresses appearing in the Certificate Register.

(b)     Within 60 days  after  the  occurrence  of any Event of  Default,  the  Trustee  shall transmit  by mail to all  Holders  of  Certificates  notice  of each  such  Event  of  Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing  at least 66% of the Voting Rights  affected by a default or
Event of Default  hereunder  may waive such  default or Event of Default;  provided,  however, that (a) a default or Event of Default  under  clause (i) of  Section 7.01  may be waived only by all of the Holders of  Certificates  affected  by such  default or Event of Default and (b)
no waiver  pursuant  to this  Section 7.04  shall  affect the Holders of  Certificates  in the manner set forth in  Section 11.01(b)(i)  or (ii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights affected by such default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been  remedied  for every  purpose  hereunder.  No such  waiver  shall extend to any  subsequent or other default or Event of Default or impair any right  consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all Events of Default  which may have  occurred,  undertakes  to perform such duties and only such  duties as are  specifically  set forth in this  Agreement.  In case an Event of
Default has occurred  (which has not been cured or waived),  the Trustee  shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their exercise as a prudent  investor  would exercise or use under the  circumstances in the conduct of such investor's own affairs.

(b)     The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,
reports,   documents,  orders  or  other  instruments  furnished  to  the  Trustee  which  are specifically  required to be  furnished  pursuant to any  provision of this  Agreement,  shall examine them to  determine  whether  they  conform on their face to the  requirements  of this
Agreement.  The Trustee shall notify the  Certificateholders  of any such  documents  which do not materially  conform to the  requirements  of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The  Trustee  shall  make  available,  forward  or cause to be  forwarded  in a timely fashion the notices,  reports and statements  required to be forwarded by the Trustee pursuant to  Sections  4.03,  7.03 and 10.01.  The  Trustee  shall  furnish in a timely  fashion to the
Servicer such  information  as the Servicer may  reasonably  request from time to time for the
Servicer  to fulfill its duties as set forth in this  Agreement.  The  Trustee  covenants  and agrees  that it shall  perform its  obligations  hereunder  in a manner so as to maintain  the status of any  portion  of the  applicable  REMIC as a REMIC  under the REMIC  Provisions  and
(subject  to  Section 10.01(f))  to prevent  the  imposition  of any  federal,  state or local income,  prohibited  transaction,  contribution  or other tax on the Trust  Fund to the extent that  maintaining  such status and avoiding  such taxes are  reasonably  within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)     No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred,  the duties and  obligations of the  Trustee  shall be  determined  solely by the  express  provisions  of this
               Agreement,  the Trustee shall not be liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations shall be read into this Agreement against the
               Trustee  and,  in the  absence  of bad  faith on the part of the  Trustee,  the
               Trustee  may  conclusively  rely,  as to the  truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon  any  certificates  or opinions  furnished  to the Trustee by the Company or the Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)    The  Trustee  shall not be liable  for an error of  judgment  made in good  faith by a
               Responsible Officer or Responsible Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be liable with respect to any action taken,  suffered or omitted to  be  taken  by it  in  good  faith  in  accordance  with  the  direction  of
               Certificateholders  of any  Class holding  Certificates  which evidence,  as to such Class,  Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any  proceeding for any remedy  available to the
               Trustee,  or exercising any trust or power  conferred  upon the Trustee,  under this Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the Trustee)  specified  in clauses (i) and (ii) of  Section 7.01 or an  Event of  Default  under  clauses  (iii),  (iv) and (v) of  Section 7.01 unless a  Responsible  Officer of the  Trustee  assigned  to and working in the
               Corporate  Trust Office  obtains  actual  knowledge of such failure or event or the Trustee  receives  written notice of such failure or event at its Corporate
               Trust  Office  from  the  Servicer,   the  Company  or  any   Certificateholder
               specifically identifying this transaction; and

(v)     Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require  the  Trustee  to  expend  or risk its own  funds  (including,  without limitation,  the  making  of any  Advance)  or  otherwise  incur  any  personal financial  liability  in  the  performance  of any of  its  duties  as  Trustee hereunder,  or in the  exercise of any of its rights or powers,  if the Trustee shall  have  reasonable  grounds  for  believing  that  repayment  of  funds or adequate  indemnity against such risk or liability is not reasonably assured to
               it.

(d)     The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed  on the Trust Fund or its  assets or  transactions  including, without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC  after the  Closing  Date  imposed by  Section 860G(d)  of the Code and (C) any tax on
"net income from foreclosure  property" as defined in  Section 860G(c) of the Code but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct by the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon any  resolution,  Officer's  Certificate,  certificate  of  Servicing  Officer, certificate  of  auditors  or any  other  certificate,  statement,  instrument, opinion,  report, notice, request,  consent,  order,  appraisal,  bond or other paper or  document  believed  by it to be  genuine  and to have been  signed or presented by the proper party or parties;

(ii)    The Trustee may consult  with  counsel and the written  advice of such counsel and any
               Opinion of Counsel shall be full and complete  authorization  and protection in respect of any action  taken or  suffered  or omitted by it  hereunder  in good faith and in accordance with such advice or Opinion of Counsel;

(iii)   The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested  in it by  this  Agreement  or  to  institute,  conduct  or  defend  any litigation  hereunder or in relation hereto at the request,  order or direction
               of  any  of  the  Certificateholders,   pursuant  to  the  provisions  of  this
               Agreement,  unless such  Certificateholders  shall have  offered to the Trustee reasonable  security or indemnity  against the costs,  expenses and liabilities which may be  incurred  therein or thereby;  nothing  contained  herein  shall, however,  relieve  the Trustee of the  obligation,  upon the  occurrence  of an
               Event of Default (which has not been cured or waived),  to exercise such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The  Trustee  shall not be liable for any action  taken,  suffered or omitted by it in good faith and  believed by it to be  authorized  or within the  discretion  or rights or powers conferred upon it by this Agreement;

(v)     Prior to the  occurrence  of an Event of  Default  hereunder  and after the  curing or waiver of all Events of Default which may have occurred,  the Trustee shall not be bound to make any  investigation  into the  facts or  matters  stated in any
               resolution,   certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent,  order,  approval,  bond or other paper or document,  unless
               requested   in  writing  so  to  do  by   Holders   of   Certificates   of  any
               Class evidencing,  as to such Class, Percentage Interests, aggregating not less than 50%;  provided,  however,  that if the payment within a reasonable time to the Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation  is, in the  opinion of the  Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The  reasonable  expense of  every  such  examination  shall  be paid by the  Servicer,  if an  Event of
               Default  shall  have  occurred  and  is   continuing,   and  otherwise  by  the
               Certificateholder requesting the investigation;

(vi)    The Trustee may  execute any of its trusts or powers  hereunder  or perform any of its duties hereunder either directly or by or through, agents or attorneys; and

(vii)   To the extent  authorized under the Code and the regulations  promulgated  thereunder,
               each  Holder  of  a  Class R   Certificate  hereby  irrevocably   appoints  and
               authorizes the Trustee to be its  attorney-in-fact  for purposes of signing any
               Tax  Returns  required  to be filed on behalf of the Trust  Fund.  The  Trustee shall sign on behalf of the Trust Fund and deliver to the  Servicer in a timely manner  any Tax  Returns  prepared  by or on  behalf of the  Servicer  that the
               Trustee  is  required  to  sign  as  determined  by the  Servicer  pursuant  to applicable  federal,  state or local tax laws, provided that the Servicer shall indemnify the Trustee for all costs,  liabilities  and expenses  incurred by it in  connection  with its signing any such Tax Returns  that  contain  errors or omissions.

(b)     Following  the  issuance  of the  Certificates,  the  Trustee  shall  not  accept  any contribution  of assets to the Trust Fund unless (subject to  Section 10.01(f))  it shall have obtained  or been  furnished  with an Opinion  of  Counsel,  which  shall not be a cost of the
Trustee  or the  Trust  Fund,  to the  effect  that such  contribution  will not (i) cause any portion  of the  applicable  REMIC  to fail  to  qualify  as a  REMIC  at any  time  that  any
Certificates  are  outstanding  or (ii) cause the Trust Fund to be subject to any  federal tax as a result of such  contribution  (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Notes) shall be taken as the  statements  of the  Company or the  Servicer as the case may be, and the Trustee assumes no responsibility  for their  correctness.  The Trustee makes no representations as to the  validity  or  sufficiency  of this  Agreement  or of the  Certificates  (except  that the
Certificates  shall  be duly and  validly  executed  and  authenticated  by it as  Certificate
Registrar)  or of any Mortgage  Loan,  Mortgage  File or related  document,  or of MERS or the
MERS(R)System.  The Trustee shall not be accountable  for the use or application by the Company or the Servicer of any of the  Certificates  or of the proceeds of such  Certificates,  or for the use or  application  of any funds paid to the  Company or the  Servicer  in respect of the
Mortgage  Loans or  deposited  in or  withdrawn  from the  Custodial  Account  or the  Payment
Account by the Company or the Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not  Trustee.  The Trustee may transact business with the Company, the Servicer,  and their Affiliates,  with the same rights it would have if it were not Trustee.

Section 8.05.  Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The  Servicer  shall pay the  Trustee's  fees and  reimburse  its  expenses  hereunder pursuant to a separate fee agreement to be entered into between the Servicer and the Trustee.

(b)     The  Servicer  agrees to indemnify  the Trustee for, and to hold the Trustee  harmless against,  any loss,  liability or expense (a) incurred by the Trustee in  connection  with the second paragraph of Section 2.1(a) and (b) incurred without  negligence or willful  misconduct
on  the  Trustee's  part,   arising  out  of,  or  in  connection  with,  the  acceptance  and administration  of the Trust Fund,  including  the costs and  expenses  (including  reasonable legal  fees and  expenses)  of  defending  itself  against  any claim in  connection  with the exercise  or  performance  of any of its  powers  or  duties  under  this  Agreement  and  the
Custodial Agreement, provided that:

(i)     with  respect to any such claim,  the Trustee  shall have given the  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary, the Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent  of  the  Servicer  which  consent  shall  not  be  unreasonably withheld or delayed.

No  termination  of this  Agreement,  or the  resignation  or  removal  of the  Trustee or the
Servicer,  shall affect the  obligations  created by this  Section 8.05(b)  of the Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing,  the  indemnification  provided by the Servicer in this
Section 8.05(b)  shall  not  pertain  to any  loss,  liability  or  expense  of  the  Trustee, including  the costs  and  expenses  of  defending  itself  against  any  claim,  incurred  in connection  with any actions taken by the Trustee at the  direction of the  Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The  Trustee  hereunder  shall at all times be a  corporation  or a  national  banking association  having its  principal  office in a state and city  acceptable  to the Company and organized  and doing  business  under the laws of such state or the United  States of America, authorized under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and  subject to  supervision  or  examination  by federal or state  authority.  If such corporation or national banking  association  publishes  reports of condition  at  least  annually,  pursuant  to  law  or to the  requirements  of the  aforesaid supervising  or  examining  authority,  then for the  purposes  of this  Section the  combined capital  and  surplus  of such  corporation  shall be deemed to be its  combined  capital  and surplus as set forth in its most  recent  report of  condition  so  published.  In case at any time the  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of this
Section,  the Trustee shall resign  immediately in the manner and with the effect specified in
Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving written notice  thereof to the Company.  Upon receiving such notice of  resignation, the Company shall promptly appoint a successor  trustee by written  instrument,  in duplicate, one copy of which instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor  trustee  shall have been so appointed  and have accepted appointment  within 30 days  after the giving of such  notice of  resignation,  the  resigning
Trustee may petition any court of competent  jurisdiction  for the  appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions  of  Section 8.06  and shall fail to resign after written  request  therefor by the
Company,  or if at any  time  the  Trustee  shall  become  incapable  of  acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the  Trustee or of its  property  shall be appointed,  or any  public  officer  shall take  charge or  control  of the  Trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the
Company  may remove the Trustee and  appoint a  successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the Company  determines  that
the   Trustee   has   failed  (i)  to   distribute   or  cause  to  be   distributed   to  the
Certificateholders  any amount  required to be distributed  hereunder,  if such amount is held by the  Trustee or its Paying  Agent  (other  than the  Servicer or the Company or such Paying
Agent (other than the  Trustee) if selected by the  Servicer or the Company) for  distribution or (ii) to  otherwise  observe  or  perform  in any  material  respect  any of its  covenants, agreements or obligations  hereunder,  and such failure shall continue unremedied for a period of 5 days (in  respect  of clause  (i) above) or 30 days (in  respect  of clause  (ii)  above)
after the date on which written  notice of such failure,  requiring that the same be remedied, shall have been given to the Trustee by the  Company,  then the Company may remove the Trustee and appoint a successor trustee by written  instrument  delivered as provided in the preceding sentence.  In  connection  with  the  appointment  of a  successor  trustee  pursuant  to  the preceding  sentence,  the Company shall,  on or before the date on which any such  appointment becomes  effective,  obtain from each Rating Agency written  confirmation that the appointment of any such  successor  trustee  will not result in the  reduction of the ratings on any class of the  Certificates  below  the  lesser  of the then  current  or  original  ratings  on such
Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any
time  remove  the  Trustee  and  appoint  a  successor   trustee  by  written   instrument  or
instruments,   in  triplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete  set of which  instruments  shall be  delivered to the Company,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this  Section shall  become  effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any  successor   trustee   appointed  as  provided  in  Section 8.07   shall  execute,
acknowledge  and  deliver  to the  Company  and  to  its  predecessor  trustee  an  instrument accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or  removal of the predecessor  trustee shall become effective and such successor  trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder, with the like  effect as if  originally  named as  trustee  herein.  The  predecessor  trustee shall  deliver  to the  successor  trustee  all  Mortgage  Files  and  related  documents  and statements  held by it  hereunder  (other  than  any  Mortgage  Files  at the  time  held by a
Custodian,  which  shall  become  the  agent  of any  successor  trustee  hereunder),  and the
Company,  the Servicer and the predecessor  trustee shall execute and deliver such instruments and do such other things as may  reasonably be required for more fully and  certainly  vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor  trustee shall accept  appointment as provided in this  Section unless at the time of such acceptance  such successor  trustee shall be eligible under the provisions of
Section 8.06.

(c)     Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Company shall mail notice of the  succession  of such trustee  hereunder to all Holders of
Certificates  at their addresses as shown in the  Certificate  Register.  If the Company fails to mail such notice within 10 days after  acceptance of appointment by the successor  trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association into which the Trustee may be merged or converted  or with which it may be  consolidated  or any  corporation  or national  banking association  resulting  from any  merger,  conversion  or  consolidation  to which the Trustee shall be a party,  or any  corporation  or  national  banking  association  succeeding  to the business of the  Trustee,  shall be the  successor  of the Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the  provisions  of
Section 8.06,  without the  execution or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee shall mail  notice of any such  merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing  the same may at the time be located,  the Servicer  and the Trustee  acting  jointly shall have the power and shall  execute  and deliver  all  instruments  to appoint one or more
Persons  approved  by the  Trustee  to act as  co-trustee  or  co-trustees,  jointly  with the
Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust Fund, and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part  thereof,  and,  subject  to the other  provisions  of this  Section 8.10,  such  powers, duties,  obligations,  rights  and  trusts  as the  Servicer  and  the  Trustee  may  consider necessary or desirable.  If the Servicer shall not have joined in such  appointment  within 15 days  after the  receipt  by it of a request  so to do, or in case an Event of  Default  shall have  occurred  and be  continuing,  the  Trustee  alone  shall  have the  power to make  such appointment.  No  co-trustee  or  separate  trustee  hereunder  shall be  required to meet the terms of  eligibility  as a successor  trustee under  Section 8.06  hereunder and no notice to
Holders of Certificates of the appointment of  co-trustee(s)  or separate  trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section 8.10  all  rights,  powers,  duties and  obligations  conferred  or  imposed  upon the
Trustee  shall be  conferred or imposed  upon and  exercised or performed by the Trustee,  and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be  performed  (whether  as Trustee hereunder or as successor to the Servicer  hereunder),  the Trustee  shall be  incompetent  or unqualified  to perform  such act or acts,  in which  event such  rights,  powers,  duties and obligations  (including  the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be exercised and  performed by such separate  trustee or co-trustee at the direction of the Trustee.

(c)     Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this  Agreement  and the  conditions  of  this  Article VIII.  Each  separate  trustee  and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trustee or separately,  as may be provided  therein,  subject to all the  provisions  of this  Agreement, specifically  including  every  provision  of  this  Agreement  relating  to the  conduct  of, affecting the liability of, or affording  protection  to, the Trustee.  Every such  instrument shall be filed with the Trustee.

(d)     Any separate  trustee or  co-trustee  may, at any time,  constitute  the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law,  to do any  lawful act under or in  respect  of this  Agreement  on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment  of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The  Trustee  may,  with the  consent  or at the  direction  of the  Servicer  and the
Company,  appoint one or more  Custodians who, except for GMAC Bank, are not Affiliates of the
Company,  the Servicer or the Seller to hold all or a portion of the  Mortgage  Notes as agent for the Trustee, by entering into a Custodial Agreement;  provided,  however, that the Trustee may appoint a Custodian  that is an Affiliate  of the  Company,  the Servicer or the Seller if
the Trustee receives written  confirmation  from each Rating Agency that such appointment will not reduce the rating  assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating  or the  rating  assigned  to such  Certificates  as of the
Closing Date by such Rating  Agency.  Subject to  Article VIII,  the Trustee  agrees to comply with the terms of each  Custodial  Agreement and to enforce the terms and  provisions  thereof against the Custodian for the benefit of the  Certificateholders.  Each  Custodian  shall be a depository  institution  subject to  supervision  by federal or state  authority  and shall be qualified  to do  business  in the  jurisdiction  in which it holds any  Mortgage  File.  Each
Custodian  (other than the  Custodian  appointed as of the Closing Date) shall have a combined capital and surplus of at least  $10,000,000.  Each  Custodial  Agreement  may be amended only as  provided  in  Section 11.01.  The  Trustee  shall  notify  the  Certificateholders  of the appointment  of any  Custodian  (other than the  Custodian  appointed as of the Closing  Date)
pursuant to this Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The  Trustee  shall  maintain  an  office  or  agency  in the City of New  York  where
Certificates  may be surrendered for  registration of transfer or exchange.  As of the Closing
Date, the Trustee  initially  designates its offices located at 2001 Bryan Street,  8th Floor,
Dallas, Texas 75201,  Attention:  ITS Transfer Department,  GMACM 2006-AR2, for the purpose of keeping  the  Certificate  Register.  The  Trustee  shall  maintain  an office at the  address stated in  Section 11.05  hereof  where  notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                                         TERMINATION

Section 9.01.  Termination Upon Purchase by the Servicer or Liquidation of All Mortgage Loans.

(a)     Subject to  Section 9.02,  the  respective  obligations  and  responsibilities  of the
Company,  the Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the  obligation  of the Trustee to make  certain  payments  after the Final  Distribution
Date to  Certificateholders  and the  obligation  of the  Company to send  certain  notices as hereinafter  set forth)  shall  terminate  upon the last  action  required  to be taken by the
Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)     the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto)  of the  last  Mortgage  Loan  remaining  in  the  Trust  Fund  or the disposition  of all  property  acquired  upon  foreclosure  or  deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    the  purchase  by the  Servicer of all  Mortgage  Loans and all  property  acquired in respect of any  Mortgage  Loan  remaining in the Trust Fund at a price equal to
               100% of the unpaid principal  balance of each Mortgage Loan or, the fair market value of the related underlying  property of such Mortgage Loan with respect to
               Mortgage  Loans as to which title has been  acquired if such fair market  value is less than such unpaid principal  balance (net of any  unreimbursed  Advances attributable  to  principal)  on the day of  repurchase  plus accrued  interest thereon at the Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage Loan) to, but not including,  the first day of the month in which such repurchase price is distributed,  provided,  however,  that in no event shall the trust  created  hereby  continue  beyond the  expiration  of 21 years  from the  death of the last  survivor  of the  descendants  of Joseph P.
               Kennedy,  the late  ambassador  of the United States to the Court of St. James, living on the date hereof and  provided  further  that the  purchase  price set forth above shall be increased as is necessary,  as determined by the Servicer, to avoid disqualification of any portion of any REMIC as a REMIC.

        The right of the  Servicer  to purchase  all the assets of the Trust Fund  pursuant to clause  (ii)  above is  conditioned  upon the Pool  Stated  Principal  Balance as of the Final
Distribution  Date, prior to giving effect to  distributions  to be made on such  Distribution
Date,  being less than ten  percent of the  Cut-off  Date  Principal  Balance of the  Mortgage
Loans.  If such right is  exercised  by the  Servicer,  the  Servicer  shall be deemed to have been reimbursed for the full amount of any unreimbursed  Advances  theretofore made by it with respect to the Mortgage  Loans.  In addition,  the Servicer,  shall provide to the Trustee and the Custodian a Request for Release  substantially  in the form  attached  hereto as Exhibit F and the Trustee and any Custodian  shall,  promptly  following  payment of the purchase price, release to the Servicer,  as applicable,  the Mortgage Files  pertaining to the Mortgage Loans being purchased.

(b)     The  Servicer  shall  give the  Trustee  not less  than 60 days'  prior  notice of the
Distribution Date on which the Servicer  anticipates that the final  distribution will be made to  Certificateholders  (whether as a result of the  exercise by the  Servicer of its right to purchase the assets of the Trust Fund or  otherwise).  Notice of any  termination,  specifying the  anticipated  Final  Distribution  Date (which  shall be a date that would  otherwise be a
Distribution Date) upon which the  Certificateholders  may surrender their Certificates to the
Trustee  (if so  required  by the terms  hereof)  for  payment of the final  distribution  and cancellation,  shall be given  promptly  by the  Servicer  (if it is  exercising  its right to purchase  the assets of the Trust  Fund),  or by the  Trustee (in any other case) by letter to the  Certificateholders  mailed not  earlier  than the 9th day and not later than the 19th day of the month next preceding the month of such Final Distribution Date specifying:

(i)     the anticipated  Final  Distribution Date upon which final payment of the Certificates is anticipated to be made upon  presentation  and surrender of  Certificates at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii)   that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
               applicable,   and  in  the  case  of  the  Senior   Certificates   and  Class M
               Certificates,  that payment shall be made only upon  presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer is  obligated  to give notice to  Certificateholders  as  aforesaid,  it shall give  such  notice  to  the  Certificate  Registrar  at the  time  such  notice  is  given  to
Certificateholders.  In the event such notice is given by the  Servicer,  the  Servicer  shall deposit in the Payment  Account before the Final  Distribution  Date in immediately  available funds an amount  equal to the  purchase  price for the  assets of the Trust Fund  computed  as above provided.

(c)     In the case of the Senior,  Class M or Class B  Certificates,  upon  presentation  and
surrender  of  the  Certificates  by  the   Certificateholders   thereof,  the  Trustee  shall
distribute  to  the  Certificateholders  (i)  the  amount  otherwise   distributable  on  such
Distribution  Date, if not in connection with the Servicer's  election to repurchase,  or (ii)
if the Servicer elected to so repurchase,  an amount  determined as follows:  (A) with respect to each  Certificate the  outstanding  Certificate  Principal  Balance  thereof,  plus Accrued
Certificate  Interest  for the related  Interest  Accrual  Period  thereon and any  previously unpaid Accrued  Certificate  Interest,  subject to the priority set forth in  Section 4.02(a), and (B) with  respect to the Class R  Certificates,  any excess of the amounts  available  for distribution  (including  the repurchase  price  specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d)     If any  Certificateholders  shall not surrender their  Certificates  for final payment and  cancellation  on or  before  the Final  Distribution  Date (if so  required  by the terms hereof),  the  Trustee  shall  on such  date  cause  all  funds  in the  Payment  Account  not distributed  in  final  distribution  to  Certificateholders  to be  withdrawn  therefrom  and credited to the remaining  Certificateholders  by depositing  such funds in a separate  escrow account for the benefit of such  Certificateholders,  and the Servicer  (if it  exercised  its right to  purchase  the assets of the Trust  Fund),  or the  Trustee (in any other case) shall give  a  second  written  notice  to  the  remaining  Certificateholders  to  surrender  their
Certificates  for  cancellation and receive the final  distribution  with respect thereto.  If within six months  after the second  notice any  Certificate  shall not have been  surrendered for  cancellation,  the Trustee  shall take  appropriate  steps as directed by the Servicer to contact the  remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of  maintaining  the escrow  account and of  contacting  Certificateholders shall be paid out of the assets  which  remain in the escrow  account.  If within  nine months after the second notice any  Certificates  shall not have been  surrendered for  cancellation, the Trustee  shall pay to the Servicer all amounts  distributable  to the holders  thereof and the Servicer  shall  thereafter  hold such  amounts  until  distributed  to such  holders.  No interest  shall  accrue or be  payable  to any  Certificateholder  on any  amount  held in the escrow  account  or by the  Servicer  as a  result  of  such  Certificateholder's  failure  to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

Section 9.02.  Additional Termination Requirements.

(a)     Each REMIC that  comprises the Trust Fund shall be  terminated in accordance  with the following additional  requirements,  unless (subject to Section 10.01(f))  the Trustee and the
Servicer  have  received  an  Opinion  of Counsel  (which  Opinion of Counsel  shall not be an expense  of the  Trustee)  to the  effect  that the  failure  of any REMIC to comply  with the requirements of this  Section 9.02  will not (i) result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in  Section 860F of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Servicer shall  establish a 90-day  liquidation  period for such REMIC and specify the first day of such period in a statement  attached to the Trust Fund's final
               Tax Return  pursuant to Treasury  regulations  Section 1.860F-1.  The  Servicer also shall satisfy all of the  requirements  of a qualified  liquidation  for a
               REMIC under Section 860F of the Code and regulations thereunder;

(ii)    The Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation period  and,  at or prior to the time of  making of the  final  payment  on the
               Certificates,  the  Trustee  shall  sell  or  otherwise  dispose  of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Servicer is exercising  its right to purchase the assets of the Trust Fund, the
               Servicer  shall,  during the 90-day  liquidation  period and at or prior to the
               Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably  approves and appoints the Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for such REMIC at the  expense  of the  Trust  Fund in  accordance  with the  terms  and  conditions  of this
Agreement.

ARTICLE X

                                       REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall  make an  election  to treat  the Trust  Fund as three
REMICs  under the Code and,  if  necessary,  under  applicable  state law.  The assets of each
REMIC  are set  forth in this  Agreement.  Such  election  shall be made on Form 1066 or other appropriate  federal tax or information  return (including Form 8811) or any appropriate state return  for the  taxable  year  ending  on the last  day of the  calendar  year in  which  the
Certificates  are  issued.  For the  purposes of the REMIC  elections  in respect of the Trust
Fund,  Certificates  and interests to be designated  as the "regular  interests"  and the sole class of "residual  interests"  in each REMIC shall be set forth in  Section 10.03.  The REMIC
Administrator  and the Trustee  shall not permit the creation of any  "interests"  (within the meaning  of  Section 860G  of the Code) in each  REMIC  elected  in  respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b)     The Closing Date is hereby  designated as the "Startup  Day" of each REMIC  comprising the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c)     GMACM shall hold a Class R  Certificate  representing a 0.01%  Percentage  Interest in each Class of the Class R  Certificates  and shall be  designated as "the tax matters  person"
with  respect  to each  REMIC  in the  manner  provided  under  Treasury  regulations  section
1.860F-4(d) and Treasury regulations section  301.6231(a)(7)-1.  The REMIC  Administrator,  on behalf of the tax  matters  person,  shall (i) act on behalf of each REMIC in  relation to any tax matter or controversy  involving the Trust Fund and  (ii) represent  the Trust Fund in any
administrative   or  judicial   proceeding   relating  to  an  examination  or  audit  by  any
governmental  taxing authority with respect  thereto.  The legal expenses,  including  without limitation  attorneys'  or  accountants'  fees,  and  costs  of any  such  proceeding  and any
liability   resulting   therefrom   shall  be  expenses  of  the  Trust  Fund  and  the  REMIC
Administrator  shall be entitled to  reimbursement  therefor  out of amounts  collected  on or attributable  to the  Mortgage  Loans on  deposit in the  Custodial  Account  as  provided  by
Section 3.10  unless  such  legal  expenses  and  costs  are  incurred  by reason of the REMIC
Administrator's willful misfeasance, bad faith or gross negligence.

(d)     The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are required  with respect to each REMIC  created  hereunder  and deliver such Tax Returns in a timely  manner to the  Trustee and the Trustee  shall sign and file such
Tax Returns in a timely  manner.  The  expenses of preparing  such  returns  shall be borne by
the  REMIC   Administrator   without   any  right  of   reimbursement   therefor.   The  REMIC
Administrator  agrees to  indemnify  and hold  harmless the Trustee with respect to any tax or liability  arising  from  the  Trustee's  signing  of  Tax  Returns  that  contain  errors  or omissions.  The Trustee and  Servicer  shall  promptly  provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information  as is necessary for the  application of any tax relating to the transfer of a Class R  Certificate to any Person who is not a Permitted  Transferee,  (ii) to the Trustee,
and the Trustee shall forward to the  Certificateholders,  such  information or reports as are required  by the  Code  or the  REMIC  Provisions  including  reports  relating  to  interest, original issue discount and market  discount or premium (using the Prepayment  Assumption) and
(iii) to the Internal  Revenue Service the name,  title,  address and telephone  number of the person who will serve as the representative of each REMIC.

(f)     The Servicer and the REMIC  Administrator shall take such actions and shall cause each
REMIC created  hereunder to take such actions as are  reasonably  within the Servicer's or the
REMIC  Administrator's  control and the scope of its duties more specifically set forth herein as shall be  necessary  or desirable to maintain the status of each REMIC as a REMIC under the
REMIC  Provisions (and the Trustee shall assist the Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the Servicer and the REMIC  Administrator  to do so). The
Servicer and the REMIC  Administrator  shall not knowingly or  intentionally  take any action, cause the  Trust  Fund to take any  action or fail to take (or fail to cause to be taken)  any action reasonably within their respective  control that, under the REMIC Provisions,  if taken or not taken,  as the case may be,  could (i)  endanger the status of any portion of any REMIC as a REMIC  or (ii)  result  in the  imposition  of a tax upon any  REMIC  (including  but not limited to the tax on prohibited  transactions  as defined in  Section 860F(a)(2)  of the Code and the tax on  contributions  to a REMIC set forth in  Section 860G(d)  of the Code)  (either such  event,  in the  absence of an Opinion of Counsel or the  indemnification  referred to in this sentence,  an "Adverse REMIC Event") unless the Servicer or the REMIC  Administrator,  as applicable,  has  received an Opinion of Counsel (at the expense of the party  seeking to take such  action  or, if such  party  fails to pay such  expense,  and the  Servicer  or the REMIC
Administrator,  as applicable,  determines  that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the  Servicer,  the REMIC  Administrator  or the Trustee) to the effect that the  contemplated  action will not,  with respect to each REMIC  created  hereunder,  endanger such  status  or,  unless  the  Servicer,  the REMIC  Administrator  or both,  as  applicable, determine in its or their sole  discretion to indemnify the Trust Fund against the  imposition of  such a tax,  result  in the  imposition  of  such a tax.  Wherever  in  this  Agreement  a contemplated  action may not be taken  because the timing of such action  might  result in the imposition  of a tax on the  Trust  Fund,  or may  only be taken  pursuant  to an  Opinion  of
Counsel  that  such  action  would  not  impose  a tax on the  Trust  Fund,  such  action  may nonetheless  be  taken  provided  that the  indemnity  given in the  preceding  sentence  with respect  to any taxes  that  might be  imposed  on the Trust  Fund has been given and that all other  preconditions  to the taking of such action have been satisfied.  The Trustee shall not take or fail to take  any  action  (whether  or not  authorized  hereunder)  as to  which  the
Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has received  an Opinion of Counsel to the effect  that an Adverse  REMIC  Event  could occur with respect to such  action.  In  addition,  prior to taking any action with  respect to any REMIC created  hereunder  or any related  assets  thereof,  or causing any REMIC to take any action, which is not  expressly  permitted  under  the  terms of this  Agreement,  the  Trustee  shall consult with the Servicer or the REMIC  Administrator,  as  applicable,  or its  designee,  in writing,  with  respect to whether  such action  could  cause an Adverse  REMIC Event to occur with respect to any REMIC,  and the Trustee  shall not take any such action or cause any REMIC to take any such action as to which the Servicer or the REMIC  Administrator,  as  applicable, has  advised it in writing  that an Adverse  REMIC  Event  could  occur.  The  Servicer or the
REMIC  Administrator,  as  applicable,  may consult with counsel to make such written  advice, and the cost of same shall be borne by the party  seeking  to take the  action  not  expressly permitted  by this  Agreement,  but in no event at the  expense of the  Servicer  or the REMIC
Administrator.  At all  times  as may be  required  by the  Code,  the  Servicer  shall to the extent  within its  control and the scope of its duties more  specifically  set forth  herein, maintain  substantially  all of the  assets of each  REMIC  created  hereunder  as  "qualified mortgages"  as  defined  in  Section 860G(a)(3)  of the Code and  "permitted  investments"  as defined in Section 860G(a)(5) of the Code.

(g)     In the  event  that any tax is  imposed  on  "prohibited  transactions"  of any  REMIC created  hereunder  as  defined  in  Section 860F(a)(2)  of the  Code,  on  "net  income  from foreclosure  property"  of any  REMIC  as  defined  in  Section 860G(c)  of the  Code,  on any contributions to any REMIC after the Startup Day therefor pursuant to  Section 860G(d)  of the
Code, or any other tax is imposed by the Code or any  applicable  provisions of state or local tax  laws,  such tax  shall be  charged  (i) to the  Servicer,  if such tax  arises  out of or results from a breach by the Servicer of any of its  obligations  under this  Agreement or the
Servicer has in its sole  discretion  determined to indemnify the Trust Fund against such tax,
(ii) to the  Trustee,  if such tax arises out of or  results  from a breach by the  Trustee of any of its  obligations  under this Article X,  or (iii) otherwise  against amounts on deposit in the  Custodial  Account  as  provided  by  Section 3.10  and on  the  Distribution  Date(s)
following  such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the  Accrued  Certificate  Interest  on each  Class entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Servicer  shall,  for federal income tax purposes,  maintain books and  records  with  respect  to each REMIC  created  hereunder  on a  calendar  year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following  the Startup  Day,  neither the  Servicer  nor the Trustee  shall accept any contributions of assets to any REMIC created  hereunder  unless (subject to  Section 10.01(f))
the  Servicer  and the  Trustee  shall have  received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the inclusion of such assets in such  REMIC  will not cause any  REMIC to fail to  qualify  as a REMIC at any time that any
Certificates  are  outstanding  or subject any REMIC to any tax under the REMIC  Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither the Servicer nor the Trustee shall  (subject to  Section 10.01(f))  enter into
any  arrangement  by  which  any  REMIC  created   hereunder  will  receive  a  fee  or  other
compensation  for  services  nor permit any REMIC to receive any income from assets other than
"qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted  investments"
as defined in Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury  Regulations,
the  "latest  possible  maturity  date" for each  REMIC I Regular  Interest,  REMIC II Regular
Interest and REMIC III Regular Interest shall be the Maturity Date.

(l)     Within 30 days after the Closing Date, the REMIC  Administrator shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage
Investment  Conduits (REMIC) and Issuers of  Collateralized  Debt  Obligations" for each REMIC created hereunder.

(m)     Neither the Trustee nor the Servicer  shall sell,  dispose of or substitute for any of the  Mortgage  Loans  (except  in  connection  with  (i)  the  default,  imminent  default  or foreclosure  of a Mortgage  Loan,  including but not limited to, the  acquisition or sale of a
Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of any REMIC created  hereunder,  (iii) the  termination of the applicable  REMIC pursuant to Article IX of this  Agreement or (iv) a purchase of Mortgage  Loans  pursuant to  Article II  or III of this
Agreement)  nor acquire any assets for any REMIC,  nor sell or dispose of any  investments  in the  Custodial  Account or the Payment  Account for gain nor accept any  contributions  to any
REMIC after the  Closing  Date  unless it has  received an Opinion of Counsel  that such sale, disposition,  substitution  or  acquisition  will not  (a) affect  adversely the status of any
REMIC  as a REMIC or (b)  unless  the  Servicer  has  determined  in its  sole  discretion  to indemnify  the Trust  Fund  against  such  tax,  cause  any  REMIC to be  subject  to a tax on
"prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n)     The  Trustee  shall  apply for an employer  identification  number  from the  Internal
Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

Section 10.02. Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Company,  the REMIC  Administrator
and the  Servicer  for any taxes and  costs  including,  without  limitation,  any  reasonable attorneys  fees imposed on or incurred by the Trust Fund,  the Company or the  Servicer,  as a
result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC Administrator  agrees to indemnify the Trust Fund, the Company, the Servicer and the  Trustee  for any taxes and  costs  (including,  without  limitation,  any  reasonable attorneys'  fees) imposed on or incurred by the Trust Fund,  the Company,  the Servicer or the
Trustee,  as a result  of a breach of the REMIC  Administrator's  covenants  set forth in this
Article X  with  respect  to  compliance  with  the  REMIC   Provisions,   including   without
limitation,  any  penalties  arising from the Trustee's  execution of Tax Returns  prepared by the REMIC  Administrator  that  contain  errors or  omissions;  provided,  however,  that such liability  shall not be imposed to the extent  such breach is a result of an error or omission
in  information   provided  to  the  REMIC   Administrator  by  the  Servicer  in  which  case
Section 10.02(c) shall apply.

(c)     The Servicer agrees to indemnify the Trust Fund, the Company,  the REMIC Administrator
and the  Trustee  for any taxes and  costs  (including,  without  limitation,  any  reasonable attorneys'  fees)  imposed  on  or  incurred  by  the  Trust  Fund,  the  Company,  the  REMIC
Administrator  or the Trustee,  as a result of a breach of the Servicer's  covenants set forth in this  Article X or in  Article III  with respect to compliance  with the REMIC  Provisions, including  without  limitation,  any  penalties  arising from the  Trustee's  execution of Tax
Returns prepared by the Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        The REMIC  Administrator  shall (a) make an  election  to treat the entire  segregated pool of assets  described  in the  definition  of Trust Fund,  and  subject to this  Agreement
(including  the  Mortgage  Loans) as a REMIC  ("REMIC  I"),  (b) make an election to treat the pool of assets  comprised of the REMIC I Regular  Interests as a REMIC ("REMIC  II"),  and (c)
make an election to treat the pool of assets  comprised  of the REMIC II Regular  Interests as a REMIC ("REMIC III"), for federal income tax purposes.

        The REMIC I Regular  Interests will be "regular  interests" in REMIC I and Component I of the Class R  Certificates  will be the sole class of  "residual  interests"  in REMIC I for purposes of the REMIC Provisions under the federal income tax law.

        The  REMIC II  Regular   Interests  will  be  "regular   interests"  in  REMIC II  and
Component II  of the Class R  Certificates  will be the sole class of "residual  interests" in
REMIC II for purposes of the REMIC Provisions under the federal income tax law.

        The  Class A,  Class M  and  Class B  Certificates,  will be  "regular  interests"  in
REMIC III,  and Component III of the Class R  Certificates will be the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law.

Section 10.04. Distributions on REMIC I Regular Interests and REMIC II Regular Interests.

(a)     On each  Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the REMIC I Regular  Interests,  the REMIC I Distribution  Amount in the amounts and with the priorities set forth in the definition thereof.

(b)     On each  Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the REMIC II Regular  Interests,  the REMIC II  Distribution  Amount in the  amounts and with the priorities set forth in the definition thereof.

(c)     Notwithstanding  the deemed  distributions  on the REMIC I  Regular  Interests and the
REMIC II Regular Interests  described in this  Section 10.04,  distributions of funds from the
Payment Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

        Notwithstanding  any other  provision  of this  Agreement,  the  Trustee or any Paying
Agent,  as  applicable,  shall  comply with all federal  withholding  requirements  respecting payments to  Certificateholders,  including  interest or original issue  discount  payments or advances  thereof that the Trustee or any Paying Agent,  as  applicable,  reasonably  believes are  applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the  event  the  Trustee  or any  Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount  payments or advances  thereof to any  Certificateholder  pursuant  to  federal  withholding  requirements,  the  Trustee or any
Paying Agent,  as  applicable,  shall indicate the amount  withheld to such  Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the
Company, the Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to  modify,  eliminate  or add to any of its  provisions  to such  extent  as shall be necessary  or  desirable to maintain  the  qualification  of any REMIC  created hereunder as a REMIC at all times that any  Certificate  is  outstanding  or to avoid or  minimize  the risk of the  imposition  of any tax on the  Trust  Fund pursuant to the Code that would be a claim  against  the Trust  Fund,  provided that the  Trustee  has  received  an Opinion of Counsel to the effect  that (A)
               such action is  necessary or desirable  to maintain  such  qualification  or to avoid  or  minimize  the  risk of the  imposition  of any such tax and (B) such action will not adversely  affect in any material  respect the interests of any
               Certificateholder,

(iv)    to change the timing  and/or  nature of  deposits  into the  Custodial  Account or the
               Payment  Account  or to  change  the name in which  the  Custodial  Account  is maintained,  provided  that (A) the Payment  Account  Deposit  Date shall in no event be later than the related  Distribution  Date, (B) such change shall not, as  evidenced  by an  Opinion  of  Counsel,  adversely  affect in any  material respect the  interests of any  Certificateholder  and (C) such change shall not result in a  reduction  of the rating  assigned  to any  Class of  Certificates below  the lower of the  then-current  rating or the  rating  assigned  to such
               Certificates  as of the Closing Date, as evidenced by a letter from each Rating
               Agency to such effect,

(v)     to  modify,  eliminate  or add to the  provisions  of  Section 5.02(f)  subject to the requirements of Section  5.02(f)(v) or any other provision  hereof  restricting transfer of the Class R  Certificates,  by virtue of their being the  "residual interests"  in a REMIC,  provided  that (A) such  change  shall  not  result in reduction of the rating  assigned to any such Class of  Certificates  below the lower of the  then-current  rating or the rating assigned to such  Certificates as of the Closing  Date,  as evidenced  by a letter from each Rating  Agency to such effect,  and (B) such change shall not (subject to  Section 10.01(f)),  as evidenced  by an Opinion of Counsel (at the expense of the party  seeking so to modify,  eliminate or add such  provisions),  cause any REMIC created hereunder or any of the  Certificateholders  (other than the transferor) to be subject to a  federal  tax  caused  by a  transfer  to a  Person  that is not a  Permitted
               Transferee,

(vi)    to make any other  provisions with respect to matters or questions  arising under this
               Agreement  or  such   Custodial   Agreement   which  shall  not  be  materially
               inconsistent  with the provisions of this Agreement,  provided that such action shall not,  as  evidenced  by an Opinion of  Counsel,  adversely  affect in any material respect the interests of any Certificateholder, or

(vii)   to  amend  any  provision  herein  or  therein  that  is  not  material  to any of the
               Certificateholders.

(b)     This  Agreement or any  Custodial  Agreement  may also be amended from time to time by the Company,  the  Servicer  and the Trustee  with the consent of the Holders of  Certificates evidencing  in the aggregate  not less than 66% of the  Percentage  Interests of each Class of
Certificates  affected  thereby for the purpose of adding any provisions to or changing in any manner or eliminating  any of the provisions of this Agreement or such Custodial  Agreement or of  modifying  in any  manner  the  rights  of the  Holders  of  Certificates  of such  Class;
provided, however, that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are required  to be  distributed  on any  Certificate  without  the  consent of the
               Holder of such Certificate,

(ii)    reduce the aforesaid  percentage of Certificates of any Class the Holders of which are required  to  consent  to any such  amendment,  in any such  case  without  the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this  Agreement  unless it shall have first received an Opinion of
Counsel (subject to  Section 10.01(f)  and at the expense of the party seeking such amendment)
to the effect that such  amendment or the exercise of any power granted to the  Servicer,  the
Company or the Trustee in accordance  with such  amendment  will not result in the  imposition of a federal  tax on the Trust  Fund or cause any REMIC to fail to  qualify  as a REMIC at any time that any Certificate is outstanding.

(d)     Promptly after the execution of any such  amendment the Trustee shall furnish  written
notification   of  the   substance   of   such   amendment   to   the   Custodian   and   each
Certificateholder.  It shall not be  necessary  for the  consent of  Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment,  but it shall be sufficient  if such  consent  shall  approve the  substance  thereof.  The manner of obtaining
such   consents  and  of  evidencing   the   authorization   of  the   execution   thereof  by
Certificateholders  shall  be  subject  to such  reasonable  regulations  as the  Trustee  may prescribe.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all  appropriate  public  offices for real  property  records in all the  counties or other comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are
situated,   and  in  any  other  appropriate  public  recording  office  or  elsewhere,   such
recordation  to be effected by the  Servicer  and at its expense on  direction  by the Trustee
(pursuant  to the  request of Holders of  Certificates  entitled to at least 25% of the Voting
Rights),  but only upon  direction  accompanied  by an Opinion  of Counsel to the effect  that such recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number of counterparts,  each of  which  counterparts  shall  be  deemed  to be an  original,  and  such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal  representatives  or heirs to  claim  an  accounting  or to take  any  action  or  proceeding  in any  court  for a partition or winding up of the Trust Fund, nor otherwise  affect the rights,  obligations  and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation  and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to  constitute  the  Certificateholders from time to time as partners or members of an  association;  nor shall any  Certificateholder be under any  liability  to any third  person by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such  Holder  previously  shall  have given to the
Trustee  a  written  notice  of  default  and  of the  continuance  thereof,  as  hereinbefore provided,  and  unless  also  the  Holders  of  Certificates  of any  Class evidencing  in the aggregate  not less than 25% of the related  Percentage  Interests  of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own  name as  Trustee  hereunder  and  shall  have  offered  to the  Trustee  such  reasonable indemnity  as it may  require  against  the costs,  expenses  and  liabilities  to be incurred therein or thereby,  and the Trustee,  for 60 days after its receipt of such  notice,  request and offer of indemnity,  shall have  neglected or refused to institute  any such action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly  covenanted by each
Certificateholder  with every other  Certificateholder  and the  Trustee,  that no one or more
Holders of  Certificates  of any  Class shall  have any right in any manner whatever by virtue of any provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class,  or to obtain or seek to obtain  priority over or  preference  to any other such Holder,  or to enforce any right under this  Agreement,  except  in the  manner  herein  provided  and  for  the  common  benefit  of
Certificateholders  of such Class or all Classes,  as the case may be. For the  protection and enforcement  of the provisions of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the  State of New York,  without  regard to the  conflict  of law  principles thereof,  other than Sections 5-1401 and 5-1402 of the New York General  Obligations  Law, and
the  obligations,  rights  and  remedies  of the  parties  hereunder  shall be  determined  in accordance with such laws.

Section 11.05. Notices.

        All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if sent by facsimile  or if  personally  delivered at or mailed by  registered mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to the appropriate  address for each recipient  listed in the table below or, in each case,  such other  address as may hereafter be furnished in writing to the Servicer, the Trustee and the Company, as applicable:

Recipient                           Address
Company                             8400 Normandale Lake Boulevard
                                    Suite 250, Minneapolis, Minnesota 55437,
                                    Attention:  President
Servicer                            100 Witmer Road
                                    Horsham, Pennsylvania 19044,
                                    Attention:  President
Trustee                             JPMorgan Chase Bank, N.A.
                                    4 New York Plaza, 6th Floor
                                    New York, New York 10004
                                    Attention: Worldwide Securities
                                    Services/Structured Finance Services, GMACM
                                    2006-AR2

Standard & Poor's                   55 Water Street
                                    New York, New York 10041
Fitch                               One State Street Plaza
                                    New York, New York 10004

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class  mail,  postage  prepaid,  at the  address  of such  holder as shown in the  Certificate
Register.  Any  notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the  Certificateholder  receives such notice.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The  Company,  the Servicer or the Trustee,  as  applicable,  shall notify each Rating
Agency  and  the  Subservicer  at such  time  as it is  otherwise  required  pursuant  to this
Agreement  to give notice of the  occurrence  of, any of the events  described  in clause (a),
(b),  (c),  (d),  (g) or (h)  below or  provide a copy to each  Rating  Agency at such time as otherwise  required  to be  delivered  pursuant  to this  Agreement  of any of the  statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     the  termination or appointment of a successor  Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Servicer's  blanket fidelity bond and the errors and omissions  insurance  policy required by  Section 3.12 or the  cancellation or modification of coverage under any such instrument,

(e)     the  statement  required made  available to the Holders of each Class of  Certificates pursuant to Section 4.03, ,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     the  occurrence  of any monthly  cash flow  shortfall  to the Holders of any  Class of
Certificates  resulting  from the  failure  by the  Servicer  to make an Advance  pursuant  to
Section 4.04, and

(h)     the occurrence of the Final Distribution Date.

provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d) or (g) above,  the Servicer  shall provide  prompt  written  notice to each Rating
Agency and the Subservicer of any such event known to the Servicer.

Section 11.07. Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in  no  way  affect  the  validity  or enforceability  of the  other  provisions  of this  Agreement  or of the  Certificates  or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This  Agreement  may  be   supplemented  by  means  of  the  addition  of  a  separate
Article hereto  (a "Supplemental  Article")  for  the  purpose  of  resecuritizing  any of the
Certificates  issued  hereunder,  under  the  following  circumstances.  With  respect  to any
Class or  Classes of Certificates  issued  hereunder,  or any portion of any such Class, as to which the  Company  or any of its  Affiliates  (or any  designee  thereof)  is the  registered
Holder  (the  "Resecuritized  Certificates"),  the  Company  may  deposit  such  Resecuritized
Certificates   into  a  new   REMIC,   grantor   trust,   FASIT   or   custodial   arrangement
(a "Restructuring  Vehicle")  to be held by the Trustee  pursuant to a  Supplemental  Article.
The  instrument  adopting  such  Supplemental  Article shall  be executed by the Company,  the
Servicer and the Trustee;  provided,  that neither the Servicer nor the Trustee shall withhold their  consent  thereto  if their  respective  interests  would  not be  materially  adversely affected  thereby.  To the extent  that the terms of the  Supplemental  Article do  not in any way affect any provisions of this  Agreement as to any of the  Certificates  initially  issued hereunder,  the adoption of the  Supplemental  Article shall  not constitute an "amendment" of this Agreement.

        Each  Supplemental  Article shall set forth all necessary  provisions  relating to the
holding  of  the  Resecuritized   Certificates  by  the  Trustee,  the  establishment  of  the
Restructuring   Vehicle,   the  issuing  of  various  classes  of  new   certificates  by  the
Restructuring  Vehicle and the  distributions  to be made  thereon,  and any other  provisions necessary  for the  purposes  thereof.  In  connection  with each  Supplemental  Article,  the
Company  shall  deliver to the  Trustee  an  Opinion  of  Counsel  to the effect  that (i) the
Restructuring  Vehicle  will  qualify as a REMIC,  grantor  trust,  FASIT or other  entity not
subject  to  taxation  for  federal   income  tax  purposes  and  (ii)  the  adoption  of  the
Supplemental  Article will  not endanger the status of any REMIC created  hereunder as a REMIC or  (subject to  Section 10.01(f))  result in the  imposition  of a tax upon the Trust Fund or any REMIC created hereunder  (including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2)  of the Code and the tax on  contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

        99% of all of the Voting  Rights shall be  allocated  among  Holders of  Certificates, other than the Class R  Certificates,  in proportion to the outstanding  Certificate Principal
Balances  of their  respective  Certificates;  1.0% of all Voting  Rights  shall be  allocated
among  the  Holders  of  the  Class R  Certificates,   in  accordance  with  their  respective
Percentage Interests.

Section 11.10. Non-Petition.

        The  Company,  the  Seller,  the  Servicer  and the  Trustee,  by  entering  into this
Agreement, and each Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time  institute  against  the Trust Fund or join in any  institution against  the Trust Fund of, any  bankruptcy  proceedings  under any United  States  federal or state  bankruptcy  or  similar  law in  connection  with any  obligation  with  respect to the
Certificates or this Agreement provided, however, the Trustee may file proofs of claim.

ARTICLE XII

                                COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of Parties; Reasonableness.

        The Company,  the Trustee and the Servicer  acknowledge  and agree that the purpose of this  Article  XII  is to  facilitate  compliance  by  the  Company  with  the  provisions  of
Regulation  AB and related  rules and  regulations  of the  Commission.  The Company shall not exercise  its right to request  delivery  of  information  or other  performance  under  these provisions  other  than  in good  faith,  or for  purposes  other  than  compliance  with  the
Securities  Act, the Exchange Act and the rules and  regulations of the  Commission  under the
Securities  Act and the Exchange Act. Each of the Servicer and the Trustee  acknowledges  that interpretations  of the  requirements  of Regulation  AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among  participants in the  mortgage-backed  securities markets,  advice of counsel,  or otherwise,  and agrees to comply  with  reasonable  requests  made  by  the  Company  in  good  faith  for  delivery  of information  under these  provisions  on the basis of evolving  interpretations  of Regulation
AB.  Each of the  Servicer  and the Trustee  shall  cooperate  reasonably  with the Company to deliver  to  the  Company  (including  any  of  its  assignees  or  designees),  any  and  all disclosure,  statements, reports, certifications,  records and any other information necessary in the  reasonable,  good faith  determination  of the Company to permit the Company to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

(a)     The Trustee  shall be deemed to  represent to the Company as of the date hereof and on each date on which  information is provided to the Company under Sections  12.01,  12.02(b) or
12.03  that,  except as  disclosed  in  writing to the  Company on or prior to such date:  (i)
there are no material legal or governmental proceedings pending (or known to be contemplaged)
against it that would be material  to  Certificateholders;  (ii) there are no relationships or transactions  (as  described  in Item 1119(b) of  Regulation  AB) relating to the Trustee with respect  to the  Company  or any  sponsor,  issuing  entity,  servicer,  trustee,  originator, significant  obligor,  enhancement or support provider or other material transaction party (as each of such terms are used in  Regulation  AB)  relating  to the  Securitization  Transaction contemplated  by the  Agreement,  as identified by the Company to the Trustee in writing as of the Closing  Date (each,  a  "Transaction  Party")  that are  outside the  ordinary  course of business  or on terms  other than would be obtained  in an arm's  length  transaction  with an unrelated third party,  apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and (iii) the Trustee is not an affiliate
(as  contemplated  by Item 1119(a) of Regulation  AB) of any  Transaction  Party.  The Company
shall  notify the  Trustee of any change in the  identity  of a  Transaction  Party  after the
Closing Date.

(b)     If so requested by the Company on any date  following  the Closing  Date,  the Trustee shall,  within five Business Days following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in  paragraph  (a) of this Section or, if any such  representation  and  warranty  is not  accurate  as of the  date of  such  confirmation, provide the pertinent  facts,  in writing,  to the Company.  Any such request from the Company shall not be given  more than once each  calendar  quarter,  unless the  Company  shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 12.03. Information to be Provided by the Trustee.

        For so long as the Company is subject to the Exchange Act reporting  requirements with respect to the Trust Fund,  for the purpose of satisfying the Company's  reporting  obligation under the Exchange Act with respect to any class of  Certificates,  the Trustee  shall provide to the  Company  a written  description  of (a) any  litigation  or  governmental  proceedings pending  against the Trustee as of the last day of each calendar  month that would be material to  Certificateholders,  and (b) any affiliations or relationships  (as described in Item 1119 of  Regulation  AB) that  develop  following  the  Closing  Date  between  the Trustee and any
Transaction  Party of the type  described in Section  12.02(a)(ii)  or  12.02(a)(iii)as of the
last  day  of  each  calendar   year.  Any   descriptions   required  with  respect  to  legal
proceedings,  as well as updates  to  previously  provided  descriptions,  under this  Section
12.03  shall be given no  later  than  five  Business  Days  prior to the  Determination  Date following  the month in which the  relevant  event  occurs,  and any notices and  descriptions
required  with  respect  to   affiliations,   as  well  as  updates  to  previously   provided
descriptions,  under  this  Section  12.03  shall be given no  later  than  January  31 of the calendar  year  following  the year in which the  relevant  event  occurs.  As of the  related
Payment Date with respect to each Report on Form 10-D with respect to the  Certificates  filed by or on behalf of the  Company,  and as of March 15  preceding  the date each  Report on Form
10-K with  respect to the  Certificates,  the  Trustee  will be deemed to  represent  that any information  previously  provided  under this Article XII is  materially  correct and does not have any material  omissions  unless the Trustee has  provided an update to such  information.
The Company will allow the Trustee to review any  disclosure  relating to material  litigation against the Trustee  prior to filing such  disclosure  with the  Commission  to the extent the
Company changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Company a report (in form and substance reasonably  satisfactory to the
Company)  regarding the  Trustee's  assessment of  compliance  with the  applicable  Servicing
Criteria  during the immediately  preceding  calendar year, as required under Rules 13a-18 and
15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB. Such report  shall be signed by an  authorized  officer of the  Trustee,  and shall  address  each of the  Servicing  Criteria specified on Exhibit O hereto; and

(b)     deliver to the Company a report of a registered  public accounting firm satisfying the requirements  of Rule 2-01 of  Regulation  S-X under the  Securities  Act and the Exchange Act that  attests  to, and  reports  on, the  assessment  of  compliance  made by the  Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance with
Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall indemnify the Company,  each affiliate of the Company,  the Servicer and  each  affiliate  of the  Servicer;  and the  respective  present  and  former  directors, officers,  employees  and  agents  of each  of the  foregoing,  and  shall  hold  each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses  that any of them may sustain arising out of or based upon:

(i)     (A)           any untrue  statement  of a  material  fact  contained  or alleged to be contained  in any  information,  report,  certification,  accountants'  attestation  or  other material  provided  under this Article XII by or on behalf of the Trustee  (collectively,  the
"Trustee  Information"),  or (B) the  omission  or alleged  omission  to state in the  Trustee
Information a material fact required to be stated in the Trustee  Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under  which they were made, not misleading; or

(ii)    any  failure  by the  Trustee  to  deliver  any  information,  report,  certification, accountants'  attestation  or other  material  when and as required  under this  Article  XII, other than a failure by the Trustee to deliver the accountants' attestation.

(b)     In the  case of any  failure  of  performance  described  in  clause  (ii) of  Section
12.05(a), as well as a failure to deliver an accountants'  attestation,  the Trustee shall (i)
promptly  reimburse the Company for all costs  reasonably  incurred by the Company in order to obtain the  information,  report,  certification,  accountants'  attestation or other material not delivered by the Trustee as required and (ii)  cooperate  with the Company to mitigate any damages that may result from such failure.

(c)     The Company and the  Servicer  shall  indemnify  the  Trustee,  each  affiliate of the
Trustee,  and the respective present and former directors,  officers,  employees and agents of the  Trustee,  and shall hold each of them  harmless  from and against  any  losses,  damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon (i)
any  untrue  statement  of a  material  fact  contained  or  alleged  to be  contained  in any information  provided  under this  Agreement  by or on behalf of the Company or  Servicer  for inclusion  in any report filed with  Commission  under the  Exchange  Act  (collectively,  the
"GMACM  Information"),  or (ii) the  omission  or  alleged  omission  to  state  in the  GMACM
Information  a material fact  required to be stated in the GMACM  Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under  which they were made,  not  misleading;  provided,  by way of  clarification,  that  clause  (ii) of this paragraph  shall be  construed  solely by reference  to the GMACM  Information  and not to any other  information  communicated in connection with a sale or purchase of securities,  without regard to whether the GMACM  Information or any portion thereof is presented  together with or separately from such other information.

(d)     Notwithstanding  any  provision in this  Section  12.05 to the  contrary,  the parties agree that none of the Trustee,  the Company or the Servicer  shall be liable to the other for any  consequential  or punitive  damages  whatsoever,  whether in  contract,  tort  (including negligence  and  strict  liability),  or any other  legal or  equitable  principle;  provided, however,  that such  limitation  shall not be  applicable  with  respect to third party claims made against a party.

        IN WITNESS WHEREOF,  the Company, the Servicer and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized,  as of the day and year first above written.

                                            RESIDENTIAL ASSET MORTGAGE
                                               PRODUCTS, INC.

                                            By: ________________________________
                                               Name:
                                               Title:

                                            GMAC MORTGAGE CORPORATION

                                            By: ________________________________
                                               Name:
                                               Title:

                                            JPMORGAN CHASE BANK, N.A..,
                                               as Trustee

                                            By: ________________________________
                                               Name:
                                               Title:

                                            By: ________________________________
                                               Name:
                                               Title:

STATE OF                                      )
                                              )  ss.:
COUNTY OF                                     )

        On the _____  day of  __________,  200__  before  me, a notary  public in and for said
State,  personally  appeared  __________,  known to me to be  _______________  of  Residential
Asset Mortgage  Products,  Inc., one of the corporations that executed the within  instrument, and also known to me to be the  person  who  executed  it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                                   _____________________________
                                                   Notary Public

[Notarial Seal]

STATE OF                                      )
                                              )  ss.:
COUNTY OF                                     )

        On the ___ day of __________,  200__ before me, a notary public in and for said State, personally  appeared  _______________,  known to me to be  ________________  of GMAC  Mortgage
Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                                   _____________________________
                                                   Notary Public

[Notarial Seal]

STATE OF        NEW YORK                      )
                                              )  ss.:
COUNTY OF          NEW YORK                   )

        On the ___ day of __________,  200__ before me, a notary public in and for said State, personally  appeared  ______________,  known to me to be a[n] ______________ of JPMorgan Chase
Bank,  N.A.,  a banking  association  organized  under  the laws of the  United  States,  that executed  the within  instrument,  and also known to me to be the  person who  executed  it on behalf of said banking  association,  and  acknowledged  to me that such  banking  corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                                   _____________________________
                                                   Notary Public

[Notarial Seal]

                                          APPENDIX 1

        Class Y Principal Reduction Amounts:  For any Distribution Date the amounts by which the Uncertificated Balances of the Class Y-1, Class Y-2, Class Y-3, Class Y-4 and Class Y-5
Regular Interests, respectively, will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5
determine the Net WAC Rate for that Loan Group for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate").  The Principal
Reduction Amount for each of the Class Y Regular Interests will be determined pursuant to the "Generic solution for the Class Y Principal Reduction Amounts" set forth below (the
"Generic Solution") by making identifications among the actual Loan Groups and their related
Class Y and Class Z Regular Interests and Group Interest Rates and the Loan Groups named in the Generic Solution and their related Class Y and Class Z Regular Interests as follows:

        A.  Determine which Loan Group has the lowest Group Interest Rate.  That Loan Group will be identified with Loan Group AA and the Class Y and Class Z Regular Interests related to that Loan Group will be respectively identified with the Class YAA and Class ZAA Regular
Interests.  The Group Interest Rate for that Loan Group will be identified with J%.  If two or more Loan Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

        B. Determine which Loan Group has the second lowest Group Interest Rate.  That Loan
Group will be identified with Loan Group BB and the Class Y and Class Z Regular Interests
related to that Loan Group will be respectively identified with the Class YBB and Class ZBB
Regular Interests.  The Group Interest Rate for that Loan Group will be identified with K%.
If two or more Loan Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

        C.  Determine which Loan Group has the third lowest Group Interest Rate.  That Loan
Group will be identified with Loan Group CC and the Class Y and Class Z Regular Interests
related to that Loan Group will be respectively identified with the Class YCC and Class ZCC
Regular Interests.  The Group Interest Rate for that Loan Group will be identified with L%.
If two or more Loan Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

        D.  Determine which Loan Group has the fourth lowest Group Interest Rate.  That Loan
Group will be identified with Loan Group DD and the Class Y and Class Z Regular Interests
related to that Group will be respectively identified with the Class YDD and Class ZDD
Regular Interests.  The Group Interest Rate for that Loan Group will be identified with M%.
If two or more Loan Groups have the fourth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

        E.  Determine which Loan Group has the fifth lowest Group Interest Rate.  That Loan
Group will be identified with Loan Group EE and the Class Y and Class Z Regular Interests
related to that Group will be respectively identified with the Class YEE and Class ZEE
Regular Interests.  The Group Interest Rate for that Loan Group will be identified with N%.
If two or more Loan Groups have the fifth lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through E or this definition.

Second, apply the Generic Solution set forth below to determine the Class Y Principal
Reduction Amounts for the Distribution Date using the identifications made above.

               GENERIC SOLUTION FOR THE CLASS Y PRINCIPAL REDUCTION AMOUNTS:  For any
Distribution Date, the amounts by which the Uncertificated Balances of the Class YAA, Class
YBB, Class YCC, Class YDD and Class YEE Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =    Group AA Net WAC Rate for interest to be distributed on the next succeeding
Distribution Date.

K% =    Group BB Net WAC Rate for interest to be distributed on the next succeeding
Distribution Date.

L% =    Group CC Net WAC Rate for interest to be distributed on the next succeeding
Distribution Date.

M% =    Group DD Net WAC Rate for interest to be distributed on the next succeeding
Distribution Date.

N% =    Group EE Net WAC Rate for interest to be distributed on the next succeeding
Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that
J% less than =K% less than =L% less than =M% less than =N%.

PJB =   the Group AA Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB =   the Group BB Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB =   the Group CC Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =   the Group DD Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PNB =   the Group EE Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R =     the Class CB Pass Through Rate
    =   (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB)/(PJB + PKB + PLB + PMB + PNB)

R11 =   the weighted average of the Group AA, Group BB, Group CC and Group DD Net WAC Rates
        after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
             =
{J% (Pj - (DELTA)Pj) + K% (Pk - (DELTA)Pk) + L% (Pl - (DELTA)Pl) + M% (Pm - (DELTA)Pm)}/
                      (Pj - (DELTA)Pj + Pk - (DELTA)Pk + Pl - (DELTA)Pl + Pm - (DELTA)Pm)

R12 =   the Group EE Net WAC Rate
      = N%

R21 =   the weighted average of the Group AA, Group BB and Group CC Net WAC Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =  {J% (Pj - (DELTA)Pj) + K% (Pk - (DELTA)Pk) + L% (Pl - (DELTA)Pl)
}/(Pj - (DELTA)Pj + Pk - (DELTA)Pk + Pl - (DELTA)Pl )

R22 =   the weighted average of the Group DD and Group EE Net WAC Rates
     =  { M% (Pm - (DELTA)Pm) + N% (Pn - (DELTA)Pn) }/( Pm - (DELTA)Pm + Pn - (DELTA)Pn )

R31 =   the weighted average of the Group AA and Group BB Net WAC Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =  {(J% (Pj - (DELTA)Pj) + K% (Pk - (DELTA)Pk) }/(Pj - (DELTA)Pj + Pk - (DELTA)Pk)

R32 =   the weighted average of the Group CC, Group DD and Group EE Net WAC Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =  { L% (Pl - (DELTA)Pl) + M% (Pm - (DELTA)Pm) + N% (Pn - (DELTA)Pn)
}/( Pl - (DELTA)Pl + Pm - (DELTA)Pm + Pn - (DELTA)Pn)

R41 =   the Group AA Net WAC Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
    =   J%

R42 =   the weighted average of the Group BB, Group CC, Group DD and Group EE Net WAC Rates
        after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
             =
{K% (Pk - (DELTA)Pk) + L% (Pl - (DELTA)Pl) + M% (Pm - (DELTA)Pm) + N% (Pn - (DELTA)Pn) }/
                      ( Pk - (DELTA)Pk + Pl - (DELTA)Pl + Pm - (DELTA)Pm + Pn - (DELTA)Pn )

r11 =   the weighted average of the Class YAA, Class YBB, Class YCC and Class YDD
        Pass-Through Rates
     =  (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r12 =   the Class YEE Pass-Through Rate
     =  N%

r21 =   the weighted average of the Class YAA, Class YBB and Class YCC Pass-Through Rates
     =  (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r22 =   the weighted average of the Class YDD and Class YEE Pass-Through Rates
     =  ( M% Ym + N% Yn )/( Ym + Yn )

r31 =   the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =  (J% Yj + K% Yk )/(Yj + Yk )

r32 =   the weighted average of the Class YCC, Class YDD and Class YEE Pass-Through Rates
     =  ( L% Yl + M% Ym + N% Yn)/( Yl + Ym + Yn )

r41 =   the Class YAA Pass-Through Rate
     =  J%

r42 =   the weighted average of the Class YBB, Class YCC, Class YDD and Class YEE
        Pass-Through Rates
     =  (K%  Yk + L% Yl + M% Ym + N% Yn )/(Yk + Yl + Ym + Yn )

Yj =    the Uncertificated Balance of the Class YAA Regular Interests after distributions on the prior Distribution Date.

Yk =    the Uncertificated Balance of the Class YBB Regular Interests after distributions on the prior Distribution Date.

Yl =    the Uncertificated Balance of the Class YCC Regular Interests after distributions on the prior Distribution Date.

Ym =    the Uncertificated Balance of the Class YDD Regular Interests after distributions on the prior Distribution Date.

Yn =    the Uncertificated Balance of the Class YEE Regular Interests after distributions on the prior Distribution Date.

(DELTA)Yj =    the Class YAA Principal Reduction Amount.

(DELTA)Yk =    the Class YBB Principal Reduction Amount.

(DELTA)Yl =    the Class YCC Principal Reduction Amount.

(DELTA)Ym =    the Class YDD Principal Reduction Amount.

(DELTA)Yn =    the Class YEE Principal Reduction Amount.

Zj =    the Uncertificated Balance of the Class ZAA Regular Interests after distributions on the prior Distribution Date.

Zk =    the Uncertificated Balance of the Class ZBB Regular Interests after distributions on the prior Distribution Date.

Zl =    the Uncertificated Balance of the Class ZCC Regular Interests after distributions on the prior Distribution Date.

Zm =    the Uncertificated Balance of the Class ZDD Regular Interests after distributions on the prior Distribution Date.

Zn =    the Uncertificated Balance of the Class ZEE Regular Interests after distributions on the prior Distribution Date.

(DELTA)Zj =    the Class ZAA Principal Reduction Amount.

(DELTA)Zk =    the Class ZBB Principal Reduction Amount.

(DELTA)Zl =    the Class ZCC Principal Reduction Amount.

(DELTA)Zm =    the Class ZDD Principal Reduction Amount.

(DELTA)Zn =    the Class ZEE Principal Reduction Amount.

Pj =    the aggregate Uncertificated Balance of the Class YAA and Class ZAA Regular Interests
        after distributions on the prior Distribution Date.
    =   Yj + Zj

Pk =    the aggregate Uncertificated Balance of the Class YBB and Class ZBB Regular Interests
        after distributions on the prior Distribution Date.
    =   Yk + Zk

Pl =    the aggregate Uncertificated Balance of the Class YCC and Class ZCC Regular Interests
        after distributions on the prior Distribution Date.
    =   Yl + Zl =

Pm =    the aggregate Uncertificated Balance of the Class YAA and Class ZAA Regular Interests
        after distributions on the prior Distribution Date.
    =   Ym + Zm

Pn =    the aggregate Uncertificated Balance of the Class YAA and Class ZAA Regular Interests
        after distributions on the prior Distribution Date.
    =   Yn + Zn

(DELTA)Pj =    the aggregate amount of principal reduction occurring with respect to the
        Group AA Loans from Realized Losses or payments of principal to be allocated on such
        Distribution Date net of any such amounts allocated to the Class R Certificates in respect of Component I thereof
      = the aggregate of the Class YAA and Class ZAA Principal Reduction Amounts.
      = (DELTA)Yj + (DELTA)Zj

(DELTA)Pk =    the aggregate amount of principal reduction occurring with respect to the
        Group BB Loans from Realized Losses or payments of principal to be allocated on such
        Distribution Date net of any such amounts allocated to the Class R Certificates in respect of Component I thereof
      = the aggregate of the Class YBB and Class ZBB Principal Reduction Amounts.
      = (DELTA)Yk + (DELTA)Zk

(DELTA)Pl=     the aggregate amount of principal reduction occurring with respect to the
        Group CC Loans from Realized Losses or payments of principal to be allocated on such
        Distribution Date net of any such amounts allocated to the Class R Certificates in respect of Component I thereof
     =  the aggregate of the Class YCC and Class ZCC Principal Reduction Amounts.
      = (DELTA)Yl + (DELTA)Zl

(DELTA)Pm =    the aggregate amount of principal reduction occurring with respect to the
        Group DD Loans from Realized Losses or payments of principal to be allocated on such
        Distribution Date net of any such amounts allocated to the Class R Certificates in respect of Component I thereof
      = the aggregate of the Class YDD and Class ZDD Principal Reduction Amounts.
      = (DELTA)Ym + (DELTA)Zm

(DELTA)Pn =    the aggregate amount of principal reduction occurring with respect to the
        Group EE Loans from Realized Losses or payments of principal to be allocated on such
        Distribution Date net of any such amounts allocated to the Class R Certificates in respect of Component I thereof
      = the aggregate of the Class YEE and Class ZEE Principal Reduction Amounts.
      = (DELTA)Yn + (DELTA)Zn

(alpha) =      .0005

(gamma)1 =     (R - R11)/(R12 - R).  If R=>M%, (gamma)1 is a non-negative number unless its denominator is zero, in which event it is undefined.

(gamma)2 =     (R - R21)/(R22 - R).  If R=>L%, (gamma)2 is a non-negative number unless its denominator is zero, in which event it is undefined.

(gamma)3 =     (R - R31)/(R32 - R).  If R=>K%, (gamma)3 is a non-negative number unless its denominator is zero, in which event it is undefined.

(gamma)4 =     (R - R41)/(R42 - R).  If R less than K%, (gamma)4 is a non-negative number unless its denominator is zero, in which event it is undefined.

If (gamma)1 is undefined, (DELTA)Yj = Yj, (DELTA)Yk = Yk, (DELTA)Yl = Yl, (DELTA)Ym = Ym and
        (DELTA)Yn = (Yn/Pn)(DELTA)Pn.

If (gamma)4 is zero, (DELTA)Yj = (Yj/Pj)(DELTA)Pj, (DELTA)Yk = Yk, (DELTA)Yl = Yl, (DELTA)Ym
        = Ym and (DELTA)Yn = Yn.

In the remaining situations, (DELTA)Yj, (DELTA)Yk, (DELTA)Yl, (DELTA)Ym and (DELTA)Yn shall be defined as follows:

I.  If R=>M%, make the following additional definitions:

(delta)1Yj =   0,                                                       if R11 less than r11;

        (R11- r11)( Yj + Yk + Yl + Ym)Yj/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
               (R11 - M%)Ym },                                          if R11=> r11 and
        R11=>M%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yj/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },           if R11=> r11 and
        M%>R11=>L%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yj/
               {(R11 - J%)Yj + (R11 - K%)Yk },                          if R11=> r11 and
        L%>R11=>K%; and

        (R11- r11)( Yj + Yk + Yl + Ym )/(R11 - J%),                             if R11=> r11
        and K%>R11=>J%.

(delta)1Yk =   0,                                                       if R11 less than r11 and
        R11=>K%;
        (R11- r11)( Yj + Yk + Yl + Ym)Yk/
               { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },          if R11 less than r11 and
        R11 less than K%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yk/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
               (R11 - M%)Ym },                                          if R11=> r11 and
        R11=>M%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yk/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },           if R11=> r11 and
        M%>R11=>L%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yk/{(R11 - J%)Yj + (R11 - K%)Yk },       if R11=> r11
        and L%>R11=>K%; and

        0,                                                       if R11=> r11 and R11 less than K%.

(delta)1Yl =   0,                                                       if R11 less than r11 and
        R11=>L%;

        (R11- r11)( Yj + Yk + Yl + Ym)Yl/
               { (R11 - L%)Yl + (R11 - M%)Ym },                         if R11less than  r11 and
        K% less than =R11 less than L%;

        (R11- r11)( Yj + Yk + Yl + Ym)Yl/
               { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },          if R11 less than r11 and
        R11 less than K%;

        (R11- r11)( Yj + Yk + Yl + Ym)Yl/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
               (R11 - M%)Ym },                                          if R11=> r11 and
        R11=>M%;

        (R11- r11)( Yj + Yk + Yl + Ym )Yl/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },           if R11=> r11 and
        M%>R11=>L%;

        0,                                                       if R11=> r11 and R11 less than L%.

(delta)1Ym =   0,                                                       if R11 less than  r11 and
        R11=>M%;

        (R11- r11)( Yj + Yk + Yl + Ym)/(R11 - M%),                      if R11 less than r11 and
        L% less than =R11 less than M%;

        (R11- r11)( Yj + Yk + Yl + Ym)Ym/
               { (R11 - L%)Yl + (R11 - M%)Ym },                         if R11 less than r11 and
        K% less than =R11 less than L%;

        (R11- r11)( Yj + Yk + Yl + Ym)Ym/
               { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym },          if R11 less than r11 and
        R11 less than K%;

        (R11- r11)( Yj + Yk + Yl + Ym)Ym/
               {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
               (R11 - M%)Ym },                                          if R11=> r11 and
        R11=>M%;

        0,                                                       if R11=> r11 and R11 less than M%.

(delta)1Yj, (delta)1Yk, (delta)1Yl and (delta)1Ym are numbers respectively between Yj, Yk,
        Yl and Ym and 0 such that
               {J%(Yj - (delta)1Yj ) + K%( Yk.- (delta)1Yk) + L%( Yl.- (delta)1Yl) + M%( Ym.-
        (delta)1Ym) }/
               (Yj - (delta)1Yj + Yk.- (delta)1Yk + Yl.- (delta)1Yl + Ym.- (delta)1Ym)
               = R11.

Y11 =   Yj - (delta)1Yj + Yk.- (delta)1Yk + Yl.- (delta)1Yl + Ym.- (delta)1Ym

P11 =   Pj + Pk + Pl + Pm.

Z11 =   Zj + Zk + Zl + Zm.

AY11 =  AYj - (delta)1Yj + AYk.- (delta)1Yk + AYl.- (delta)1Yl + AYm.- (delta)1Ym .

AP11 =  APj + APk + APl + APm.

AZ11 =  AZj + AZk + AZl + AZm.

1.      If Yn - (alpha)(Pn - (DELTA)Pn) => 0, Y11- (alpha)(P11 - (DELTA)P11) => 0, and
    (gamma)1(P11 - (DELTA)P11) less than (Pn - (DELTA)Pn), then
    (DELTA)Yn = Yn - (alpha)(gamma)1(P11 - (DELTA)P11) and
    (DELTA)Y11 = Y11 - (alpha)(P11 - (DELTA)P11).
2.      If Yn - (alpha)(Pn - (DELTA)Pn) => 0, Y11 - (alpha)(P11 - (DELTA)P11) => 0, and
    (gamma)1(P11 - (DELTA)P11) => (Pn - (DELTA)Pn), then
    (DELTA)Yn = Yn - (alpha)(Pn - (DELTA)Pn) and
    (DELTA)Y11 = Y11 - ((alpha)/(gamma)1)(Pn - (DELTA)Pn).
3.      If Yn - (alpha)(Pn - (DELTA)Pn) less than 0, Y11 - (alpha)(P11 - (DELTA)P11) => 0, and
    Y11 - (alpha)(P11 - (DELTA)P11) => Y11 - (Yn/(gamma)1), then
    (DELTA)Yn = Yn - (alpha)(gamma)1(P11 - (DELTA)P11) and
    (DELTA)Y11 = Y11 - (alpha)(P11 - (DELTA)P11).
4.      If Yn - (alpha)(Pn - (DELTA)Pn) less than 0, Y11 - (Yn/(gamma)1) => 0, and
    Y11 - (alpha)(P11 - (DELTA)P11) than than = Y11 - (Yn/(gamma)1), then (DELTA)Yn = 0 and
    (DELTA)Y11 = Y11 - (Yn/(gamma)1).
5.      If Y11 - (alpha)(P11 - (DELTA)P11) less than 0, Y11 - (Yn/(gamma)1) less than  0, and
    Yn - (alpha)(Pn - (DELTA)Pn) less than = Yn - ((gamma)1Y11), then (DELTA)Yn = Yn - ((gamma)1Y11)
    and (DELTA)Y11 = 0.
6.      If Y11 - (alpha)(P11 - (DELTA)P11) less than 0, Yn - (alpha)(Pn - (DELTA)Pn) => 0, and
    Yn - (alpha)(Pn - (DELTA)Pn) => Yn - ((gamma)1Y11), then
    (DELTA)Yn = Yn - (alpha)(Pn - (DELTA)Pn) and
    (DELTA)Y11 = Y11 - ((alpha)/(gamma)1)(Pn - (DELTA)Pn).

AYj = (delta)1Yj + [(Yj - (delta)1Yj )/Y11 ]A Y11

AYk = (delta)1Yk + [(Yk - (delta)1Yk )/Y11 ]AY11

AYl = (delta)1Yl + [(Yl - (delta)1Yl )/Y11 ]A Y11

AYm = (delta)1Ym + [(Ym - (delta)1Ym )/Y11 ]AY11

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Yn - AYn ) to (Y11 - AY11 ) equal to (gamma)1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB, Class YCC,
        Class YDD, Class YEE, Class ZAA, Class ZBB, Class ZCC, Class ZDD and Class ZEE
        Regular Interests is greater than or equal to zero for such Distribution Date;
2.      Making the Class YAA Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Uncertificated Balances, the Class YBB Uncertificated
        Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB
        Uncertificated Balances, the Class YCC Uncertificated Balance less than or equal to
        0.0005 of the sum of the Class YCC and Class ZCC Uncertificated Balances, the Class
        YDD Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Uncertificated Balances and the Class YEE Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Uncertificated
        Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Yn - AYn ) and whose denominator is the sum of (Yn - AYn) and (Zn - AZn) and (b) the fraction whose numerator is (Y11 - AY11) and whose denominator is the sum of (Y11 - AY11) and (Z11 -
        AZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related
Loan Group remaining and (b) the remainder of the Available Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such
Distribution Date in respect of interest on the related Class Y and Class Z Regular
Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal
Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of AY11 among AYj, AYk, AYl and AYm cannot be achieved because one or more of AYj, AYk, AYl and AYm, as so defined is greater than the related one of  APj, APk,
APl and APm, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYj  less than  APj, AYk  less than  APk, AYl  less than  APl, AYm  less than  APm and AYm  less than  APm.

II.  If L% less than =R less than =M%, make the following additional definitions:

(delta)2Yj =   0,                                                       if R21 less than  r21;

        (R21- r21)( Yj + Yk + Yl )Yj/
               {(R21 - J%)Yj + (R21 - K%)Yk },                          if R21=> r21 and
        L%>R21=>K%; and

        (R21- r21)( Yj + Yk + Yl )/(R21 - J%),                          if R21=> r21 and
        K%>R21=>J%.

(delta)2Yk =   0,                                                       if R21 less than  r21 and
        R21=>K%;

        (R21- r21)( Yj + Yk + Yl )Yk/
               { (R21 - K%)Yk + (R21 - L%)Yl },                         if R21 less than  r21 and
        R21 less than K%;

        (R21- r21)( Yj + Yk + Yl )Yk/
               {(R21 - J%)Yj + (R21 - K%)Yk },                          if R21=> r21 and
        L%>R21=>K%; and

        0,                                                       if R21=> r21 and R21 less than K%.

(delta)2Yl =   (R21- r21)( Yj + Yk + Yl )/(R21 - L%),                           if R21 less than  r21
        and K% less than =R21 less than L%;

        (R21- r21)( Yj + Yk + Yl )Yl/{ (R21 - K%)Yk + (R21 - L%)Yl },           if R21 less than  r21
        and R21 less than K%;

        0,                                                       if R21=> r21.

(delta)2Ym =   0,                                                       if R22 less than  r22;

         (R22- r22)( Ym + Yn )/(R22 - M%),                if R22=> r22 and R22=>M%;

(delta)2Yn =   the greater of 0 and (DELTA)Pn - Zn,                                    if
        R22=N%;

        (R22- r22)( Ym + Yn)/(R22 - N%),                                if R22 less than  r22 and
        M% less than =R22 less than N%;

        0,                                                       if R22=> r22 and R22 less than N%.

(delta)2Yj, (delta)2Yk, (delta)2Yl, (delta)2Ym and (delta)2Yn are numbers respectively between Yj, Yk, Yl, Ym and Yn and 0 such that:
               {J%(Yj - (delta)2Yj ) + K%( Yk.- (delta)2Yk) + L%( Yl.- (delta)2Yl)}/
                      ( Yj - (delta)2Yj + Yk.- (delta)2Yk + Yl.- (delta)2Yl)
               = R21;
        and
               { M%( Ym.- (delta)2Ym) + N%( Yn.- (delta)2Yn) }/
                      (Ym.- (delta)2Ym + Yn.- (delta)2Yn)
               = R22.

Y21 =   Yj - (delta)2Yj + Yk.- (delta)2Yk + Yl.- (delta)2Yl.

P21 =   Pj + Pk + Pl.

Z21 =   Zj + Zk + Zl.

AY21 =  AYj - (delta)2Yj + AYk.- (delta)2Yk + AYl.- (delta)2Yl.

AP21 =  APj + APk + APl.

AZ21 =  AZj + AZk + AZl.

Y22 =   Ym.- (delta)2Ym + Yn.- (delta)2Yn.

P22 =   Pm + Pn.

Z22 =   Zm + Zn.

AY22 =  AYm.- (delta)2Ym + AYn.- (delta)2Yn

AP22 =  APm + APn.

AZ22 =  AZm + AZn.

1.      If Y22 - (alpha)(P22 - (DELTA)P22) => 0, Y21- (alpha)(P21 - (DELTA)P21) => 0, and
    (gamma)2(P21 - (DELTA)P21)  less than  (P22 - (DELTA)P22), then
    (DELTA)Y22 = Y22 - (alpha)(gamma)2(P21 - (DELTA)P21) and
    (DELTA)Y21 = Y21 - (alpha)(P21 - (DELTA)P21).
2.      If Y22 - (alpha)(P22 - (DELTA)P22) => 0, Y21 - (alpha)(P21 - (DELTA)P21) => 0, and
    (gamma)2(P21 - (DELTA)P21) => (P22 - (DELTA)P22), then
    (DELTA)Y22 = Y22 - (alpha)(P22 - (DELTA)P22) and
    (DELTA)Y21 = Y21 - ((alpha)/(gamma)2)(P22 - (DELTA)P22).
3.      If Y22 - (alpha)(P22 - (DELTA)P22) less than 0, Y21 - (alpha)(P21 - (DELTA)P21) => 0, and
    Y21 - (alpha)(P21 - (DELTA)P21) => Y21 - (Y22/(gamma)2), then
    (DELTA)Y22 = Y22 - (alpha)(gamma)2(P21 - (DELTA)P21) and
    (DELTA)Y21 = Y21 - (alpha)(P21 - (DELTA)P21).
4.      If Y22 - (alpha)(P22 - (DELTA)P22) less than 0, Y21 - (Y22/(gamma)2) => 0, and
    Y21 - (alpha)(P21 - (DELTA)P21)  less than = Y21 - (Y22/(gamma)2), then (DELTA)Y22 = 0 and
    (DELTA)Y21 = Y21 - (Y22/(gamma)2).
5.      If Y21 - (alpha)(P21 - (DELTA)P21)  less than  0, Y21 - (Y22/(gamma)2)  less than  0, and
    Y22 - (alpha)(P22 - (DELTA)P22)  less than = Y22 - ((gamma)2Y21), then
    (DELTA)Y22 = Y22 - ((gamma)2Y21) and (DELTA)Y21 = 0.
6.      If Y21 - (alpha)(P21 - (DELTA)P21) less than 0, Y22 - (alpha)(P22 - (DELTA)P22) => 0, and
    Y22 - (alpha)(P22 - (DELTA)P22) => Y22 - ((gamma)2Y21), then
    (DELTA)Y22 = Y22 - (alpha)(P22 - (DELTA)P22) and
    (DELTA)Y21 = Y21 - ((alpha)/(gamma)2)(P22 - (DELTA)P22).

(DELTA)Yj = (delta)2Yj + [(Yj - (delta)2Yj )/Y21 ] (DELTA)Y21

(DELTA)Yk = (delta)2Yk + [(Yk - (delta)2Yk )/Y21 ] (DELTA)Y21

(DELTA)Yl = (delta)2Yl + [(Yl - (delta)2Yl )/Y21 ] (DELTA)Y21

(DELTA)Ym = (delta)2Ym + [(Ym - (delta)2Ym )/Y22 ] (DELTA)Y22

(DELTA)Yn = (delta)2Yn + [(Yn - (delta)2Yn )/Y22 ] (DELTA)Y22

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Y22 - (DELTA)Y22 ) to (Y21 - (DELTA)Y21 ) equal to (gamma)2 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class
        YBB, Class YCC, Class YDD, Class YEE, Class ZAA, Class ZBB, Class ZCC, Class ZDD and
        Class ZEE Regular Interests is greater than or equal to zero for such Distribution
        Date;
2.      Making the Class YAA Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Uncertificated Balances, the Class YBB Uncertificated
        Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB
        Uncertificated Balances, the Class YCC Uncertificated Balance less than or equal to
        0.0005 of the sum of the Class YCC and Class ZCC Uncertificated Balances, the Class
        YDD Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Uncertificated Balances and the Class YEE Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Uncertificated
        Balances, in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Y22 - (DELTA)Y22 ) and whose denominator is the sum of (Y22 - (DELTA)Y22) and (Z22 - (DELTA)Z22) and (b) the
        fraction whose numerator is (Y21 - (DELTA)Y21) and whose denominator is the sum of
        (Y21 - (DELTA)Y21) and (Z21 - (DELTA)Z21) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
        Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each
        Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related Loan Group remaining and (b) the remainder of the Available
        Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Class Y and Class Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of (DELTA)Y21 among (DELTA)Yj, (DELTA)Yk and (DELTA)Yl or (DELTA)Y22 among (DELTA)Ym and (DELTA)Yn cannot be achieved because one or more of (DELTA)Yj,
        (DELTA)Yk, (DELTA)Yl, (DELTA)Ym and (DELTA)Yn, as so defined, is greater than the related one of (DELTA)Pj, (DELTA)Pk, (DELTA)Pl, (DELTA)Pm and (DELTA)Pn, such an allocation shall be made as close as possible to the formula allocation within the requirement that (DELTA)Yj  less than  (DELTA)Pj, (DELTA)Yk  less than  (DELTA)Pk, (DELTA)Yl  less than  (DELTA)Pl,
        (DELTA)Ym  less than  (DELTA)Pm and (DELTA)Yn  less than  (DELTA)Pn.

III.  If K% less than =R less than =L%, make the following additional definitions:

(delta)3Yj =   0,                                                       if R31 less than  r31; and

        (R31- r31)( Yj + Yk )/(R31 - J%),                               if R31=> r31 and
        K%>R31=>J%.

(delta)3Yk =   (R31- r31)( Yj + Yk )/(R31 - K%),                                if R31 less than  r31
        and R31 less than K%; and

        0,                                                       if R31=> r31 and R31 less than K%.

(delta)3Yl =   0,                                                       if R32 less than  r32;

         (R32- r32)( Yl + Ym + Yn)Yl/
               { (R32 - L%)Yl + (R32 - M%)Ym },                         if R32=> r32 and
        N%>R32=>M%;

        (R32- r32)( Yl + Ym + Yn)/(R32 - L%),                    if R32=> r32 and
M%>R32=>L%;

(delta)3Ym =   0,                                                       if R32 less than  r32 and
        R32=>M%;

        (R32- r32)( Yl + Ym + Yn)Ym/
               { (R32 - M%)Ym + (R32 - N%)Yn },                         if R32 less than  r32 and
        L% less than =R32 less than M%;

        (R32- r32)( Yl + Ym + Yn)Ym/
               { (R32 - L%)Yl + (R32 - M%)Ym },                         if R32=> r32 and
        N%>R32=>M%;

        0,                                                       if R32=> r32 and R32 less than M%.

(delta)3Yn =   0,                                                       if R32 less than  r32 and
        R32=>N%;

        (R32- r32)( Yl + Ym + Yn)/(R32 - N%),                           if R32 less than  r32 and
        M% less than =R32 less than N%;

        (R32- r32)( Yl + Ym + Yn )Yn/
               { (R32 - M%)Ym + (R32 - N%)Yn },                         if R32 less than  r32 and
        L% less than =R32 less than M%;

        0,                                                       if R32=> r32 and R32 less than N%.

(delta)3Yj, (delta)3Yk, (delta)3Yl, (delta)3Ym and (delta)3Yn are numbers respectively between Yj, Yk, Yl, Ym, and Yn and 0 such that:

               {J%(Yj - (delta)3Yj ) + K%( Yk.- (delta)3Yk) }/
                      ( Yj - (delta)3Yj + Yk.- (delta)3Yk)
               = R31;
        and
               { L%( Yl.- (delta)3Yl) + M%( Ym.- (delta)3Ym) + N%( Yn.- (delta)3Yn ) }/
                      (Yl.- (delta)3Yl + Ym.- (delta)3Ym + Yn.- (delta)3Yn )
               = R32.

Y31 =   Yj - (delta)3Yj + Yk.- (delta)3Yk.

P31 =   Pj + Pk.

Z31 =   Zj + Zk.

(DELTA)Y31 =   (DELTA)Yj - (delta)3Yj + (DELTA)Yk.- (delta)3Yk.

(DELTA)P31 =   (DELTA)Pj + (DELTA)Pk.

(DELTA)Z31 =   (DELTA)Zj + (DELTA)Zk.

Y32 =   Yl.- (delta)3Yl + Ym.- (delta)3Ym + Yn.- (delta)3Yn .

P32 =   Pl + Pm + Pn .

Z32 =   Zl + Zm + Zn.

(DELTA)Y32 =   (DELTA)Yl.- (delta)3Yl + (DELTA)Ym.- (delta)3Ym + (DELTA)Yn.- (delta)3Yn .

(DELTA)P32 =   (DELTA)Pl + (DELTA)Pm + (DELTA)Pn.

(DELTA)Z32 =   (DELTA)Zl + (DELTA)Zm + (DELTA)Zn.

1.      If Y32 - (alpha)(P32 - (DELTA)P32) => 0, Y31- (alpha)(P31 - (DELTA)P31) => 0, and
    (gamma)3(P31 - (DELTA)P31)  less than  (P32 - (DELTA)P32), then
    (DELTA)Y32 = Y32 - (alpha)(gamma)3(P31 - (DELTA)P31) and
    (DELTA)Y31 = Y31 - (alpha)(P31 - (DELTA)P31).
2.      If Y32 - (alpha)(P32 - (DELTA)P32) => 0, Y31 - (alpha)(P31 - (DELTA)P31) => 0, and
    (gamma)3(P31 - (DELTA)P31) => (P32 - (DELTA)P32), then
    (DELTA)Y32 = Y32 - (alpha)(P32 - (DELTA)P32) and
    (DELTA)Y31 = Y31 - ((alpha)/(gamma)3)(P32 - (DELTA)P32).
3.      If Y32 - (alpha)(P32 - (DELTA)P32) less than 0, Y31 - (alpha)(P31 - (DELTA)P31) => 0, and
    Y31 - (alpha)(P31 - (DELTA)P31) => Y31 - (Y32/(gamma)3), then
    (DELTA)Y32 = Y32 - (alpha)(gamma)3(P31 - (DELTA)P31) and
    (DELTA)Y31 = Y31 - (alpha)(P31 - (DELTA)P31).
4.      If Y32 - (alpha)(P32 - (DELTA)P32) less than 0, Y31 - (Y32/(gamma)3) => 0, and
    Y31 - (alpha)(P31 - (DELTA)P31)  less than = Y31 - (Y32/(gamma)3), then (DELTA)Y32 = 0 and
    (DELTA)Y31 = Y31 - (Y32/(gamma)3).
5.      If Y31 - (alpha)(P31 - (DELTA)P31)  less than  0, Y31 - (Y32/(gamma)3)  less than  0, and
    Y32 - (alpha)(P32 - (DELTA)P32)  less than = Y32 - ((gamma)3Y31), then
    (DELTA)Y32 = Y32 - ((gamma)3Y31) and (DELTA)Y31 = 0.
6.      If Y31 - (alpha)(P31 - (DELTA)P31) less than 0, Y32 - (alpha)(P32 - (DELTA)P32) => 0, and
    Y32 - (alpha)(P32 - (DELTA)P32) => Y32 - ((gamma)3Y31), then
    (DELTA)Y32 = Y32 - (alpha)(P32 - (DELTA)P32) and
    (DELTA)Y31 = Y31 - ((alpha)/(gamma)3)(P32 - (DELTA)P32).

(DELTA)Yj = (delta)3Yj + [(Yj - (delta)3Yj )/Y31 ] (DELTA)Y31

(DELTA)Yk = (delta)3Yk + [(Yk - (delta)3Yk )/Y31 ] (DELTA)Y31

(DELTA)Yl = (delta)3Yl + [(Yl - (delta)3Yl )/Y32 ] (DELTA)Y32

(DELTA)Ym = (delta)3Ym + [(Ym - (delta)3Ym )/Y32 ] (DELTA)Y32

(DELTA)Yn = (delta)3Yn + [(Yn - (delta)3Yn )/Y32 ] (DELTA)Y32

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Y32 - (DELTA)Y32 ) to (Y31 - (DELTA)Y31 ) equal to (gamma)3 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class
        YBB, Class YCC, Class YDD, Class YEE, Class ZAA, Class ZBB, Class ZCC, Class ZDD and
        Class ZEE Regular Interests is greater than or equal to zero for such Distribution
        Date;
2.      Making the Class YAA Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Uncertificated Balances, the Class YBB Uncertificated
        Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB
        Uncertificated Balances, the Class YCC Uncertificated Balance less than or equal to
        0.0005 of the sum of the Class YCC and Class ZCC Uncertificated Balances, the Class
        YDD Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Uncertificated Balances, the Class YEE Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Uncertificated Balances,
        in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate;
        and
3.      Making the larger of (a) the fraction whose numerator is (Y32 - (DELTA)Y32 ) and whose denominator is the sum of (Y32 - (DELTA)Y32) and (Z32 - (DELTA)Z32) and (b) the
        fraction whose numerator is (Y31 - (DELTA)Y31) and whose denominator is the sum of
        (Y31 - (DELTA)Y31) and (Z31 - (DELTA)Z31) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related
Loan Group and (b) the remainder of the Available Distribution Amount for the related Loan
Group or after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Class Y and Class Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of
(DELTA)Y31 among (DELTA)Yj and (DELTA)Yk or (DELTA)Y32 among (DELTA)Yl, (DELTA)Ym and
(DELTA)Yn cannot be achieved because one or more of (DELTA)Yj, (DELTA)Yk, (DELTA)Yl,
(DELTA)Ym and (DELTA)Yn, as so defined, is greater than the related one of (DELTA)Pj,
(DELTA)Pk, (DELTA)Pl, (DELTA)Pm and (DELTA)Pn, such an allocation shall be made as close as possible to the formula allocation within the requirement that (DELTA)Yj  less than  (DELTA)Pj,
(DELTA)Yk  less than  (DELTA)Pk, (DELTA)Yl  less than  (DELTA)Pl, (DELTA)Ym  less than  (DELTA)Pm and (DELTA)Yn  less than  (DELTA)Pn.

IV.  If R less than =K%, make the following additional definitions:

(delta)4Yk =   0,                                                       if R42 less than  r42;

         (R42- r42)( Yk + Yl + Ym + Yn )Yk/
               { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },          if R42=> r42 and
        N%>R42=>M%;

        (R42- r42)( Yk + Yl + Ym + Yn )Yk/
               { (R42 - K%)Yk + (R42 - L%)Yl },                         if R42=> r42 and
        M%>R42=>L%; and

        (R42- r42)( Yk + Yl + Ym + Yn )/(R42 - K%),                             if R42=> r42
        and L%>R42=>K%.

(delta)4Yl =   0,                                                       if R42 less than  r42 and
        R42=>L%;

        (R42- r42)( Yk + Yl + Ym + Yn )Yl/
               { (R42 - L%)Yl + (R42 - M%)Ym +
               (R42 - N%)Yn },                                          if R42 less than  r42 and
        L%>R42=>K%;

         (R42- r42)( Yk + Yl + Ym + Yn )Yl/
               { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },          if R42=> r42 and
        N%>R42=>M%;

        (R42- r42)( Yk + Yl + Ym + Yn )Yl/
               { (R42 - K%)Yk + (R42 - L%)Yl },                         if R42=> r42 and
        M%>R42=>L%;

        0,                                                       if R42=> r42 and R42 less than L%.

(delta)4Ym =   0,                                                       if R42 less than  r42 and
        R42=>M%;

        (R42- r42)( Yk + Yl + Ym + Yn )Ym/
               { (R42 - M%)Ym + (R42 - N%)Yn },                         if R42 less than  r42 and
        L% less than =R42 less than M%;

        (R42- r42)( Yk + Yl + Ym + Yn )Ym/
               { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },          if R42 less than  r42 and
        K less than =R42 less than L%;

         (R42- r42)( Yk + Yl + Ym + Yn )Ym/
               { (R42 - K%)Yk + (R42 - L%)Yl + (R42 - M%)Ym },          if R42=> r42 and
        N%>R42=>M%;

        0,                                                       if R42=> r42 and R42 less than M%.

(delta)4Yn =   0,                                                       if R42 less than  r42 and
        R42=>N%;

        (R42- r42)( Yk + Yl + Ym + Yn )/ (R42 - N%),                            if R42 less than  r42
        and M%=R42N%;

        (R42- r42)( Yk + Yl + Ym + Yn )Yn/
               { (R42 - M%)Ym + (R42 - N%)Yn },                         if R42 less than  r42 and
        L% less than =R42 less than M%;

        (R42- r42)( Yk + Yl + Ym + Yn )Yn/
               { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },          if R42 less than  r42 and
        K% less than =R42 less than L%;

        0,                                                       if R42=> r42 and R42 less than N%.

(delta)4Yk, (delta)4Yl, (delta)4Ym and (delta)4Yn are numbers respectively between Yk, Yl,
        Ym and Yn and 0 such that
               { K%( Yk.- (delta)4Yk) + L%( Yl.- (delta)4Yl) + M%( Ym.- (delta)4Ym) + N%(
        Yn.- (delta)4Yn) }/
                      ( Yk.- (delta)4Yk + Yl.- (delta)4Yl + Ym.- (delta)4Ym + Yn.- (delta)4Yn
        )
               = R42.

Y42 =   Yk.- (delta)4Yk + Yl.- (delta)4Yl + Ym.- (delta)4Ym + Yn.- (delta)4Yn .

P42 =   Pk + Pl + Pm + Pn.

Z42 =   Zk + Zl + Zm + Zn.

(DELTA)Y42 =   (DELTA)Yk.- (delta)4Yk + (DELTA)Yl.- (delta)4Yl + (DELTA)Ym.- (delta)4Ym +
        (DELTA)Yn.- (delta)4Yn .

(DELTA)P42 =   (DELTA)Pk + (DELTA)Pl + (DELTA)Pm + (DELTA)Pn.

(DELTA)Z42 =   (DELTA)Zk + (DELTA)Zl + (DELTA)Zm + (DELTA)Zn.

1.      If Y42 - (alpha)(P42 - (DELTA)P42) => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and
    (gamma)4(Pj - (DELTA)Pj)  less than  (P42 - (DELTA)P42), then
    (DELTA)Y42 = Y42 - (alpha)(gamma)4(Pj - (DELTA)Pj) and
    (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2.      If Y42 - (alpha)(P42 - (DELTA)P42) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and
    (gamma)4(Pj - (DELTA)Pj) => (P42 - (DELTA)P42), then
    (DELTA)Y42 = Y42 - (alpha)(P42 - (DELTA)P42) and
    (DELTA)Yj = Yj - ((alpha)/(gamma)4)(P42 - (DELTA)P42).
3.      If Y42 - (alpha)(P42 - (DELTA)P42) less than 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and
    Yj - (alpha)(Pj - (DELTA)Pj) => Yj - (Y42/(gamma)4), then
    (DELTA)Y42 = Y42 - (alpha)(gamma)4(Pj - (DELTA)Pj) and
    (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
4.      If Y42 - (alpha)(P42 - (DELTA)P42) less than 0, Yj - (Y42/(gamma)4) => 0, and
    Yj - (alpha)(Pj - (DELTA)Pj)  less than = Yj - (Y42/(gamma)4), then (DELTA)Y42 = 0 and
    (DELTA)Yj = Yj - (Y42/(gamma)4).
5.      If Yj - (alpha)(Pj - (DELTA)Pj)  less than  0, Yj - (Y42/(gamma)4)  less than  0, and
    Y42 - (alpha)(P42 - (DELTA)P42)  less than = Y42 - ((gamma)4Yj), then
    (DELTA)Y42 = Y42 - ((gamma)4Yj) and (DELTA)Yj = 0.
6.      If Yj - (alpha)(Pj - (DELTA)Pj) less than 0, Y42 - (alpha)(P42 - (DELTA)P42) => 0, and
    Y42 - (alpha)(P42 - (DELTA)P42) => Y42 - ((gamma)4Yj), then
    (DELTA)Y42 = Y42 - (alpha)(P42 - (DELTA)P42) and
    (DELTA)Yj = Yj - ((alpha)/(gamma)4)(P42 - (DELTA)P42).

(DELTA)Yk = (delta)4Yk + [(Yk - (delta)4Yk )/Y42 ] (DELTA)Y42

(DELTA)Yl = (delta)4Yl + [(Yl - (delta)4Yl )/Y42 ] (DELTA)Y42

(DELTA)Ym = (delta)4Ym + [(Ym - (delta)4Ym )/Y42 ] (DELTA)Y42

(DELTA)Yn = (delta)4Yn + [(Yn - (delta)4Yn )/Y42 ] (DELTA)Y42

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and Class Z Principal Distribution
Amounts is to accomplish the following goals in the following order of priority:

1.      Making the ratio of (Y42 - (DELTA)Y42 ) to (Yj - (DELTA)Yj ) equal to (gamma)4 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Class YAA, Class YBB,
        Class YCC, Class YDD, Class YEE, Class ZAA, Class ZBB, Class ZCC, Class ZDD and Class
        ZEE Regular Interests is greater than or equal to zero for such Distribution Date;
2.      Making the Class YAA Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Uncertificated Balances, the Class YBB Uncertificated
        Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB
        Uncertificated Balances, the Class YCC Uncertificated Balance less than or equal to
        0.0005 of the sum of the Class YCC and Class ZCC Uncertificated Balances, the Class
        YDD Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Uncertificated Balances and the Class YEE Uncertificated Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Uncertificated
        Balances, in each case, after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.      Making the larger of (a) the fraction whose numerator is (Y42 - (DELTA)Y42 ) and whose denominator is the sum of (Y42 - (DELTA)Y42) and (Z42 - (DELTA)Z42) and (b) the
        fraction whose numerator is (Yj - (DELTA)Yj) and whose denominator is the sum of (Yj
        - (DELTA)Yj) and (Zj - (DELTA)Zj) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of ClassY Principal
Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y
Principal Reduction Amount must be less than or equal to the sum of (a) the principal portion of Realized Losses to be allocated on the related Distribution Date for the related
Pool and (b) the remainder of the Available Distribution Amount for the related Loan Group or after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Class Y and Class Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of
(DELTA)Y42 among (DELTA)Yk, (DELTA)Yl, (DELTA)Ym and (DELTA)Yn cannot be achieved because one or more of (DELTA)Yk, (DELTA)Yl, (DELTA)Ym and (DELTA)Yn, as so defined, is greater than the related one of (DELTA)Pk, (DELTA)Pl, (DELTA)Pm and (DELTA)Pn, such an allocation shall be made as close as possible to the formula allocation within the requirement that (DELTA)Yk less than  (DELTA)Pk, (DELTA)Yl  less than  (DELTA)Pl, (DELTA)Ym  less than  (DELTA)Pm and (DELTA)Yn  less than  (DELTA)Pn.

NOTES:

1.      Classes YAA and ZAA are related to the Group AA loans.  The sum of the Uncertificated
Balances for the Class YAA and Class ZAA Regular Interests is equal to the aggregate stated
principal balance of the Group AA Loans.  Classes YBB and ZBB are related to the Group BB loans.  The sum of the Uncertificated Balances for the Class YBB and Class ZBB Regular
Interests is equal to the aggregate stated principal balance of the Group BB Loans.  Classes
YCC and ZCC are related to the Group CC loans.  The sum of the Uncertificated Balances for the Class YCC and Class ZCC Regular Interests is equal to the aggregate stated principal balance of the Group CC Loans.  Classes YDD and ZDD are related to the Group DD loans.  The sum of the Uncertificated Balances for the Class YDD and Class ZDD Regular Interests is
equal to the aggregate stated principal balance of the Group DD Loans.  Classes YEE and ZEE are related to the Group EE loans.  The sum of the Uncertificated Balances for the Class YEE
and Class ZEE Regular Interests is equal to the aggregate stated principal balance of the
Group EE Loans.  The Y and Z classes will be principal and interest classes bearing interest at the Net WAC Rate for the related Loan Group.

2.      The Class CB pass-through rate is the weighted average of the pass-through rates on the Class YAA, Class YBB, Class YCC, Class YDD and Class YEE Regular Interests.

                                          EXHIBIT A

                            FORM OF CLASS [__]-A-[__] CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST
COMPANY,  A NEW  YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE
& CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY
PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

Certificate No. 1                                       Pass-Through Rate: Variable

Class [__]-A-[__] Senior                                Aggregate Initial Certificate Principal
                                                        Balance of the Class [__]-A-[__]
                                                        Certificates:
Date of Pooling and Servicing Agreement:
March 30, 2006                                          Initial Certificate Principal Balance
                                                        of this Certificate:
                                                        $_______________________________

Cut-off Date:                                           CUSIP:  [  ] __ _
March 1, 2006

First Distribution Date:
April 19, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
May 19, 2036

                            GMAC MORTGAGE PASS-THROUGH CERTIFICATE
                                       SERIES 2006-AR2

               evidencing a percentage  interest in the distributions  allocable to the  Class [__]-A-[__]  Certificates  with  respect to a Trust
               Fund  consisting  primarily  of a pool  of  one-  to  four-family hybrid  adjustable  rate first  mortgage loans formed and sold by
               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage  Products,  Inc., the
Servicer,  the  Trustee  referred  to  below  or GMAC  Mortgage  Group,  Inc.  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured  by any  governmental  agency or  instrumentality  or by  Residential  Asset  Mortgage
Products,  Inc.,  the  Servicer,  the  Trustee or GMAC  Mortgage  Group,  Inc. or any of their affiliates.  None of the Company,  the Servicer,  the Trustee,  GMAC Mortgage  Group,  Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies  that  CEDE & CO.  is the  registered  owner of the  Percentage
Interest  evidenced  by  this  Certificate  (obtained  by  dividing  the  Initial  Certificate
Principal Balance of this Certificate by the aggregate Initial  Certificate  Principal Balance of all  Class [__]-A-[__]  Certificates both as specified above) in certain distributions with respect  to the  Trust  Fund  consisting  primarily  of an  interest  in a  pool  of  one-  to four-family  hybrid  adjustable rate first mortgage loans (the "Mortgage  Loans"),  formed and sold by Residential Asset Mortgage  Products,  Inc.  (hereinafter  called the "Company," which term includes any  successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the
"Agreement") among the Company,  the Servicer and JPMorgan Chase Bank,  National  Association,
as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
19th  day of each  month  or,  if such  19th  day is not a  Business  Day,  the  Business  Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement, to the Person in whose name this  Certificate  is  registered  at the close of business on the last day of the related  Interest  Accrual  Period (the  "Record  Date"),  from the  Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by  this  Certificate  and the  amount  of  interest  and  principal,  if any  required  to be distributed to Holders of Class [__]-A-[__] Certificates on such Distribution Date.

               Distributions  on this  Certificate  will be made either by the Trustee or by a
Paying Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)  for the  account  of the Person  entitled  thereto  if such  Person  shall have so notified  the Trustee or such Paying  Agent,  or by check  mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the  office  or agency of the  Trustee  specified  in such notice.  The Initial  Certificate  Principal  Balance of this  Certificate is set forth above.
The  Certificate  Principal  Balance  hereof  will be reduced  to the extent of  distributions allocable to principal and any Realized Losses allocable hereto.

               This  Certificate is one of a duly authorized  issue of Certificates  issued in several  Classes  designated  as  GMACM  Mortgage  Pass-Through  Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are limited in right of payment to certain  collections  and recoveries in respect of the Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event  Servicer  funds are  advanced  with  respect to any Mortgage
Loan, such advance is  reimbursable to the Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash that  would  have been distributable to Certificateholders.

               As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the  Payment  Account  created  for  the  benefit  of  Certificateholders  may be  made by the
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Servicer of advances  made, or certain expenses incurred, by it.

               The Agreement permits, with certain exceptions therein provided,  the amendment of the  Agreement  and the  modification  of the rights and  obligations  of the Company,  the
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the  Servicer  and the  Trustee  with the  consent  of the  Holders  of
Certificates  evidencing  in the aggregate  not less than 66% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of  this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender  of this  Certificate  for  registration  of  transfer  at the  offices or  agencies appointed by the  Trustee,  duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Trustee may require  payment of a sum  sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company,  the Servicer,  the Trustee and the Certificate  Registrar and any
agent of the Company,  the Servicer,  the Trustee or the  Certificate  Registrar may treat the
Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes, and neither the Company,  the Servicer,  the Trustee,  the Certificate  Registrar nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of New York.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the  Certificates.  The Agreement permits,  but  does not  require,  the  Servicer  to (i)  purchase  at a price  determined  as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii)  purchase in whole,  but not in part,  all of the  Certificates from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool
Stated  Principal  Balance of the Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Certificate  Registrar,  by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN  WITNESS  WHEREOF,  the  Trustee  has  caused  this  Certificate  to be duly executed.

Dated:                                         JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                               Not in its individual capacity but solely as
                                               Trustee

                                               By:_______________________________________________
                                                         Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

               This  is  one  of  the  Class [__]-A-[__]   Certificates  referred  to  in  the
within-mentioned Agreement.

                                               JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                               Not in its individual capacity but solely as
                                               Certificate Registrar

                                               By:_______________________________________________
                                                         Authorized Signatory

                                          ASSIGNMENT

               FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and transfer(s)
unto _________________________________________________________________________________ (Please
print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest  evidenced  by  the  within  GMACM  Mortgage  Pass-Through   Certificate  and  hereby
authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:  ______________________________________________________________________

Dated:___________________________
                                          ____________________________________________________
                                          Signature by or on behalf of assignor

                                          ____________________________________________________
                                            Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

           The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire transfer or  otherwise,  in  immediately available  _____________________________________funds _____________________________________ to
_____________________________________________________________________________ for the  account of _______________________________________________ account  number _________________,  or,  if
mailed   by   check,    to ___________________________________________________________________
Applicable            statements            should            be           mailed           to
_____________________________________________________________________________________________.

               This  information  is  provided  by _____________________________________,  the assignee named above, or _______________________________________________________, as its agent.

                                          EXHIBIT B

                               FORM OF CLASS M-[__] CERTIFICATE

THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT TO THE  SENIOR  CERTIFICATES  [CLASS
M-[__]  CERTIFICATES]  [AND CLASS  M-[__]  CERTIFICATES]  AS DESCRIBED  IN THE  AGREEMENT  (AS
DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST
COMPANY,  A NEW  YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE
& CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY
PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

               ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED TO HAVE  REPRESENTED  BY
VIRTUE OF ITS PURCHASE OR HOLDING OF THIS  CERTIFICATE  (OR  INTEREST  HEREIN) THAT EITHER (A)
SUCH  TRANSFEREE  IS NOT AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY PLAN
ACTING,  DIRECTLY  OR  INDIRECTLY,  ON BEHALF OF OR  PURCHASING  ANY  CERTIFICATE  WITH  "PLAN
ASSETS" OF ANY PLAN (A "PLAN  INVESTOR"),  (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE
IN RELIANCE ON PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29,
1994),  AS AMENDED BY PTE 97-34,  62 FED.  REG.  39021 (JULY 21, 1997),  PTE 2000-58,  65 FED.
REG.  67765  (NOVEMBER 13, 2000) AND PTE 2002-41,  67 FED.  REG.  54487 (AUGUST 22, 2002) (THE
"RFC  EXEMPTION"),  AND  THAT  IT  UNDERSTANDS  THAT  THERE  ARE  CERTAIN  CONDITIONS  TO  THE
AVAILABILITY OF THE RFC EXEMPTION  INCLUDING THAT SUCH  CERTIFICATE MUST BE RATED, AT THE TIME
OF  PURCHASE,  NOT LOWER  THAN  "BBB-" (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S,  FITCH OR
MOODY'S AND (II) IT IS AN  "ACCREDITED  INVESTOR" AS DEFINED IN RULE 501(A)(1) OF REGULATION D
OF THE  SECURITIES  ACT OF  1933,  AS  AMENDED,  OR (C) (I)  THE  TRANSFEREE  IS AN  INSURANCE
COMPANY,  (II)  THE  SOURCE  OF  FUNDS  TO BE USED BY IT TO  PURCHASE  THE  CERTIFICATE  IS AN
"INSURANCE  COMPANY  GENERAL  ACCOUNT"  (WITHIN  THE  MEANING  OF  U.S.  DEPARTMENT  OF  LABOR
PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE") 95-60),  AND (III) THE CONDITIONS SET FORTH
IN  SECTIONS I AND III OF PTCE 95-60 HAVE BEEN  SATISFIED  (EACH  ENTITY THAT  SATISFIES  THIS
CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

IF THIS  CERTIFICATE (OR ANY INTEREST  HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT
SATISFY  THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN  THE  LAST  PRECEDING
TRANSFEREE  THAT  EITHER  (I)  IS NOT A PLAN  INVESTOR,  (II)  ACQUIRED  SUCH  CERTIFICATE  IN
COMPLIANCE  WITH THE RFC  EXEMPTION,  OR  (III)  IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE
RESTORED,  TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE
UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY  PAYMENTS  DUE ON THIS  CERTIFICATE  TO SUCH
PRECEDING TRANSFEREE.

ANY  PURPORTED  CERTIFICATE  OWNER  WHOSE  ACQUISITION  OR  HOLDING  OF THIS  CERTIFICATE  (OR
INTEREST  HEREIN) WAS  EFFECTED IN  VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE
POOLING AND SERVICING  AGREEMENT SHALL  INDEMNIFY AND HOLD HARMLESS THE COMPANY,  THE TRUSTEE,
THE SERVICER,  ANY  SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A RESULT  OF SUCH  ACQUISITION  OR
HOLDING.

Certificate No. 1                                       Pass-Through Rate: Variable

Class M-[__] Subordinate
                                                        Aggregate Certificate Principal Balance
Date of Pooling and Servicing Agreement:                of the Class M-[__] Certificates:
March 30, 2006                                          $                            ]

Cut-off Date:                                           Initial Certificate Principal Balance
                                                        of
March 1, 2006                                           this Certificate:
                                                        $

First Distribution Date:                                CUSIP:   __ _
April 19, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
May 19, 2036

                           GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                       SERIES 2006-AR2

               evidencing a percentage  interest in any distributions  allocable to the Class M-[__]  Certificates  with respect to the Trust Fund consisting  primarily  of a pool of one-  to  four-family  hybrid
               adjustable   rate  first   mortgage  loans  formed  and  sold  by
               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage  Products,  Inc., the
Servicer,  the  Trustee  referred  to  below  or GMAC  Mortgage  Group,  Inc.  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured  by any  governmental  agency or  instrumentality  or by  Residential  Asset  Mortgage
Products,  Inc.,  the  Servicer,  the  Trustee or GMAC  Mortgage  Group,  Inc. or any of their affiliates.  None of the Company,  the Servicer,  the Trustee,  GMAC Mortgage  Group,  Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies  that  CEDE & CO.  is the  registered  owner of the  Percentage
Interest  evidenced  by this  Certificate  (obtained  by dividing  the  Certificate  Principal
Balance  of  this  Certificate  by  the  aggregate   Certificate   Principal  Balance  of  all
Class M-[__]  Certificates,  both as specified above) in certain distributions with respect to a Trust Fund  consisting  primarily of a pool of one- to four-family  hybrid  adjustable  rate first  mortgage loans (the "Mortgage  Loans"),  formed and sold by Residential  Asset Mortgage
Products,  Inc.  (hereinafter  called the "Company,"  which term includes any successor entity under the  Agreement  referred  to below).  The Trust Fund was  created  pursuant to a Pooling and Servicing  Agreement dated as specified  above (the  "Agreement")  among the Company,  the
Servicer  and  JPMorgan  Chase Bank,  National  Association,  as trustee  (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
19th  day of each  month  or,  if such  19th  day is not a  Business  Day,  the  Business  Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement, to the Person in whose name this  Certificate  is  registered at the close of business on last day  of  the  related  Interest  Accrual  Period  (the  "Record  Date"),  from  the  Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by  this  Certificate  and the  amount  of  interest  and  principal,  if any  required  to be distributed to Holders of Class M-[__] Certificates on such Distribution Date.

               Distributions  on this  Certificate  will be made either by the Trustee or by a
Paying Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)  for the  account  of the Person  entitled  thereto  if such  Person  shall have so notified  the Trustee or such Paying  Agent,  or by check  mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the  office  or agency of the  Trustee  specified  in such notice.  The Initial  Certificate  Principal  Balance of this  Certificate is set forth above.
The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

               As described  above,  in connection  with any transfer of this  Certificate the
Transferee  will be deemed to have made  representations  relating  to the  permissibility  of such  transfer  under ERISA and Section 4975 of the Code,  as described in Section  5.02(e) of the Agreement.  In addition,  any purported  Certificate Owner whose acquisition or holding of this  Certificate  (or  interest  herein) was effected in  violation  of the  restrictions  in
Section 5.02(e) of the Agreement  shall indemnify and hold harmless the Company,  the Trustee, the Servicer,  any  Subservicer,  and the Trust Fund from and against any and all liabilities, claims,  costs or  expenses  incurred  by such  parties  as a result  of such  acquisition  or holding.

               This  Certificate is one of a duly authorized  issue of Certificates  issued in several  Classes  designated  as  GMACM  Mortgage  Pass-Through  Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are limited in right of payment to certain  collections  and recoveries in respect of the Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event  Servicer  funds are  advanced  with  respect to any Mortgage
Loan, such advance is  reimbursable to the Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash that  would  have been distributable to Certificateholders.

               As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the  Payment  Account  created  for  the  benefit  of  Certificateholders  may be  made by the
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Servicer of advances  made, or certain expenses incurred, by it.

               The Agreement permits, with certain exceptions therein provided,  the amendment of the  Agreement  and the  modification  of the rights and  obligations  of the Company,  the
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the  Servicer  and the  Trustee  with the  consent  of the  Holders  of
Certificates  evidencing  in the aggregate  not less than 66% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of  this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender  of this  Certificate  for  registration  of  transfer  at the  offices or  agencies appointed by the  Trustee,  duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Trustee may require  payment of a sum  sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company,  the Servicer,  the Trustee and the Certificate  Registrar and any
agent of the Company,  the Servicer,  the Trustee or the  Certificate  Registrar may treat the
Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes, and neither the Company,  the Servicer,  the Trustee,  the Certificate  Registrar nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of New York.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the  Certificates.  The Agreement permits,  but  does not  require,  the  Servicer  to (i)  purchase  at a price  determined  as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii)  purchase in whole,  but not in part,  all of the  Certificates from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool
Stated  Principal  Balance of the Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Certificate  Registrar,  by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN  WITNESS  WHEREOF,  the  Trustee  has  caused  this  Certificate  to be duly executed.

Dated:                                         JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                               Not in its individual capacity but solely as
                                               Trustee

                                               By:_______________________________________________
                                                         Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

               This  is  one  of  the  Class [__]-A-[__]   Certificates  referred  to  in  the
within-mentioned Agreement.

                                               JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                               Not in its individual capacity but solely as
                                               Certificate Registrar

                                               By:_______________________________________________
                                                         Authorized Signatory

                                          ASSIGNMENT

               FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and transfer(s)
unto _________________________________________________________________________________ (Please
print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest  evidenced  by  the  within  GMACM  Mortgage  Pass-Through   Certificate  and  hereby
authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:  ______________________________________________________________________

Dated:___________________________
                                          ____________________________________________________
                                          Signature by or on behalf of assignor

                                          ____________________________________________________
                                            Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

           The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire transfer or  otherwise,  in  immediately available  _____________________________________funds _____________________________________ to
_____________________________________________________________________________ for the  account of _______________________________________________ account  number _________________,  or,  if
mailed   by   check,    to ___________________________________________________________________
Applicable            statements            should            be           mailed           to
_____________________________________________________________________________________________.

               This  information  is  provided  by _____________________________________,  the assignee named above, or _______________________________________________________, as its agent.

                                          EXHIBIT C

                               FORM OF CLASS B-[__] CERTIFICATE

THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR  CERTIFICATES  AND CLASS M
CERTIFICATES  [AND CLASS B-[__]]  [CLASS B-[__]  CERTIFICATES]  DESCRIBED IN THE AGREEMENT (AS
DEFINED HEREIN).

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933,
AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS
IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS
WHICH ARE  EXEMPT  FROM  REGISTRATION  UNDER  SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS
TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL
SATISFACTORY  TO THE  SERVICER,  THE  COMPANY  AND  THE  TRUSTEE  THAT  THE  PURCHASE  OF THIS
CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN A
NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER  SECTION  406 OF  THE  EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT
THE SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION OR LIABILITY IN ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT.

Certificate No. 1                                 Pass-Through Rate: Variable

Class B-[__] Subordinate                          Aggregate Certificate Principal Balance of the
                                                  Class B-[__] Certificates as of the Cut-off
                                                  Date:
Date of Pooling and Servicing Agreement:          $                           ]
March 30, 2006

Cut-off Date:                                     Initial Certificate Principal Balance of
March 1, 2006                                     this Certificate:
                                                  $

First Distribution Date:                          CUSIP:  [  ] __ _
April 19, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
May 19, 2036

                           GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                       SERIES 2006-AR2

               evidencing a percentage  interest in any distributions  allocable to the Class B-[__]  Certificates  with respect to the Trust Fund consisting  primarily  of a pool of one-  to  four-family  hybrid
               adjustable   rate  first   mortgage  loans  formed  and  sold  by
               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage  Products,  Inc., the
Servicer,  the  Trustee  referred  to  below  or GMAC  Mortgage  Group,  Inc.  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured  by any  governmental  agency or  instrumentality  or by  Residential  Asset  Mortgage
Products,  Inc.,  the  Servicer,  the  Trustee or GMAC  Mortgage  Group,  Inc. or any of their affiliates.  None of the Company,  the Servicer,  the Trustee,  GMAC Mortgage  Group,  Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies that [ ] is the  registered  owner of the  Percentage  Interest evidenced  by this  Certificate  (obtained by dividing the  Certificate  Principal  Balance of
this  Certificate  by  the  aggregate   Certificate  Principal  Balance  of  all  Class B-[__]
Certificates,  both as specified above) in certain  distributions with respect to a Trust Fund consisting  primarily of a pool of one- to four-family  hybrid  adjustable rate first mortgage loans (the "Mortgage  Loans"),  formed and sold by Residential Asset Mortgage  Products,  Inc.
(hereinafter  called the  "Company,"  which  term  includes  any  successor  entity  under the
Agreement  referred  to  below).  The  Trust  Fund  was  created  pursuant  to a  Pooling  and
Servicing  Agreement  dated as  specified  above  (the  "Agreement")  among the  Company,  the
Servicer  and  JPMorgan  Chase Bank,  National  Association,  as trustee  (the  "Trustee"),  a summary  of  certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
19th  day of each  month  or,  if such  19th  day is not a  Business  Day,  the  Business  Day immediately  following (the  "Distribution  Date"),  commencing on the first Distribution Date specified  above,  to the Person in whose name this  Certificate is registered at the close of business on last day of the related  Interest  Accrual  Period (the "Record  Date"),  from the
Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any required to be distributed to Holders of Class B-[__] Certificates on such Distribution Date.

               Distributions  on this  Certificate  will be made either by the Trustee or by a
Paying Agent  appointed by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)  for the  account  of the Person  entitled  thereto  if such  Person  shall have so notified  the Trustee or such Paying  Agent,  or by check  mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the  office  or agency of the  Trustee  specified  in such notice.  The Initial  Certificate  Principal  Balance of this  Certificate is set forth above.
The Certificate  Principal  Balance hereof will be reduced to the extent of the  distributions allocable to principal and any Realized Losses allocable hereto.

               No  transfer,   sale,   pledge  or  other   disposition  of  this  Class B-[__]
Certificate  will be made unless such transfer,  sale,  pledge or other  disposition is exempt from the  registration  requirements  of the  Securities  Act of  1933,  as  amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event  that such a  transfer  is to be made,  either  (i) (A) the  Trustee  shall  require  an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the Company that such transfer is exempt  (describing  the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the Securities
Act of 1933,  as  amended,  and of any  applicable  statute  of any state and (B) the  Trustee shall require the transferee to execute a  representation  letter in the form described by the
Agreement,  and the Trustee shall require the  transferor to execute a  representation  letter in the  form  described  by the  Agreement,  each  acceptable  to and in  form  and  substance satisfactory  to the  Company and the  Trustee  certifying  to the Company and the Trustee the facts surrounding such transfer,  which representation  letters shall not be an expense of the
Trustee,  the Company or the Servicer;  provided,  however,  that such representation  letters shall not be required in  connection  with any transfer of this  Class B-[__]  Certificate  by the Company or any  affiliate  thereof to the Company or an affiliate of the Company,  and the
Trustee  shall be  entitled  to  conclusively  rely  upon a  representation  (which,  upon the request of the Trustee,  shall be a written  representation)  from the Company,  of the status of such  transferee  as an affiliate of the Company,  or (ii) the  prospective  transferee  of this Class B-[__]  Certificate  shall be required to provide the Trustee,  the Company and the
Servicer with an investment  letter  substantially  in the form described in the Agreement (or such other form as the Company in its sole  discretion  deems  acceptable),  which  investment letter  shall not be an  expense  of the  Trustee,  the  Company  or the  Servicer,  and which investment  letter  states  that,  among other  things,  such  transferee  (A) is a "qualified institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A, and (B) is aware that the  proposed  transferor  intends to rely on the  exemption  from  registration  requirements under the  Securities  Act of 1933,  as  amended,  provided  by Rule 144A.  The Holder  hereof desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trustee,  the
Company,  the Servicer and the Certificate  Registrar  acting on behalf of the Trustee against any  liability  that may result if the transfer is not so exempt or is not made in  accordance with such  Federal and state laws.  In  connection  with any such  transfer,  the Trustee will also  require  either  (i) an  opinion  of  counsel  acceptable  to and in form and  substance satisfactory to the Trustee,  the Company and the Servicer with respect to the  permissibility of such  transfer  under the  Employee  Retirement  Income  Security  Act of 1974,  as amended
("ERISA"),  and Section  4975 of the Internal  Revenue  Code (the  "Code") and stating,  among other  things,  that the  transferee's  acquisition  of a  Class B-[__]  Certificate  will not constitute  or result in a non-exempt  prohibited  transaction  under  Section 406 of ERISA or
Section  4975 of the Code or (ii) a  representation  letter,  in the form as  described by the
Agreement,  either  stating  that the  transferee  is not an  employee  benefit  or other plan subject to the  prohibited  transaction  provisions  of ERISA or  Section  4975 of the Code (a
"Plan"),  or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate with
"plan  assets" of any Plan,  or stating  that the  transferee  is an  insurance  company,  the source of funds to be used by it to  purchase  the  Certificate  (or  interest  therein) is an
"insurance  company  general  account"  (within the meaning of Department of Labor  Prohibited
Transaction  Class Exemption  ("PTCE") 95-60),  and conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

               This  Certificate is one of a duly authorized  issue of Certificates  issued in several  Classes  designated  as  GMACM  Mortgage  Pass-Through  Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

               The  Certificates  are limited in right of payment to certain  collections  and recoveries in respect of the Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event  Servicer  funds are  advanced  with  respect to any Mortgage
Loan, such advance is  reimbursable to the Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash that  would  have been distributable to Certificateholders.

               As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the  Payment  Account  created  for  the  benefit  of  Certificateholders  may be  made by the
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Servicer of advances  made, or certain expenses incurred, by it.

               The Agreement permits, with certain exceptions therein provided,  the amendment of the  Agreement  and the  modification  of the rights and  obligations  of the Company,  the
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the  Servicer  and the  Trustee  with the  consent  of the  Holders  of
Certificates  evidencing  in the aggregate  not less than 66% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of  this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender  of this  Certificate  for  registration  of  transfer  at the  offices or  agencies appointed by the  Trustee,  duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Trustee may require  payment of a sum  sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company,  the Servicer,  the Trustee and the Certificate  Registrar and any
agent of the Company,  the Servicer,  the Trustee or the  Certificate  Registrar may treat the
Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes, and neither the Company,  the Servicer,  the Trustee,  the Certificate  Registrar nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of New York.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the  Certificates.  The Agreement permits,  but  does not  require,  the  Servicer  to (i)  purchase  at a price  determined  as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii)  purchase in whole,  but not in part,  all of the  Certificates from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool
Stated  Principal  Balance of the Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Certificate  Registrar,  by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN  WITNESS  WHEREOF,  the  Trustee  has  caused  this  Certificate  to be duly executed.

Dated:                                         JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                               Not in its individual capacity but solely as
                                               Trustee

                                               By:_______________________________________________
                                                         Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

               This  is  one  of  the  Class [__]-A-[__]   Certificates  referred  to  in  the
within-mentioned Agreement.

                                               JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                               Not in its individual capacity but solely as
                                               Certificate Registrar

                                               By:_______________________________________________
                                                         Authorized Signatory

                                          ASSIGNMENT

               FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and transfer(s)
unto _________________________________________________________________________________ (Please
print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest  evidenced  by  the  within  GMACM  Mortgage  Pass-Through   Certificate  and  hereby
authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:  ______________________________________________________________________

Dated:___________________________
                                          ____________________________________________________
                                          Signature by or on behalf of assignor

                                          ____________________________________________________
                                            Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

           The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire transfer or  otherwise,  in  immediately available  _____________________________________funds _____________________________________ to
_____________________________________________________________________________ for the  account of _______________________________________________ account  number _________________,  or,  if
mailed   by   check,    to ___________________________________________________________________
Applicable            statements            should            be           mailed           to
_____________________________________________________________________________________________.

               This  information  is  provided  by _____________________________________,  the assignee named above, or _______________________________________________________, as its agent.

                                          EXHIBIT D

                                 FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY  NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "RESIDUAL  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE  TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO ANY PERSON,  UNLESS THE  TRANSFEREE  PROVIDES
EITHER A  CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL
SATISFACTORY  TO THE  SERVICER,  THE  COMPANY  AND  THE  TRUSTEE  THAT  THE  PURCHASE  OF THIS
CERTIFICATE  WILL NOT  CONSTITUTE  OR  RESULT IN A  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"),  OR
SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT  THE  SERVICER,  THE COMPANY OR THE TRUSTEE TO
ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE
PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE SERVICER AND THE TRUSTEE THAT (1)
SUCH  TRANSFEREE IS NOT (A) THE UNITED  STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,
ANY  POSSESSION  OF  THE  UNITED  STATES,  OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF ANY OF THE
FOREGOING (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE
SUBJECT TO TAX AND EXCEPT  FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED  BY  SUCH   GOVERNMENTAL   UNIT),  (B)  A  FOREIGN   GOVERNMENT,   ANY  INTERNATIONAL
ORGANIZATION,  OR  ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF  THE  FOREGOING,  (C)  ANY
ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE)
WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY
SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)  RURAL  ELECTRIC  AND
TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE
PARTNERSHIP  UNDER  SECTION  775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED  IN THE  FOREGOING
CLAUSES  (A),   (B),   (C),  (D)  OR  (E)  BEING  HEREIN   REFERRED  TO  AS  A   "DISQUALIFIED
ORGANIZATION"),  OR (F) AN  AGENT  OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT OR COLLECTION OF TAX, (3) THE PROPOSED  TRANSFEREE  WILL
NOT  CAUSE  INCOME  FROM  THIS   CERTIFICATE  TO  BE  ATTRIBUTABLE  TO  A  FOREIGN   PERMANENT
ESTABLISHMENT  OR FIXED BASE  (WITHIN THE MEANING OF AN  APPLICABLE  INCOME TAX TREATY) OF THE
TRANSFEREE  OR ANOTHER U.S.  TAXPAYER,  AND (4) ANY TRANSFER OF AN OWNERSHIP  INTEREST IN THIS
CERTIFICATE  WILL SATISFY  EITHER THE "ASSET TEST" AS SET FORTH IN SECTION  1.860E-1(C)(5)  OF
THE TREASURY  REGULATIONS  OR THE "FORMULA  TEST" SET FORTH IN SECTION  1.860E-1(C)(7)  OF THE
TREASURY  REGULATIONS.  NOTWITHSTANDING  THE  REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY
TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN
AGENT OF A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL
FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR
ANY PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE
DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1                                 Pass-Through Rate: Variable

Class R Senior                                    Aggregate Initial Certificate Principal
                                                  Balance
                                                  of the Class R Certificates:  $100.00
Date of Pooling and Servicing Agreement:
March 30, 2006                                    Initial Certificate Principal Balance of
                                                  this Certificate: [$99.99] [$0.01]
Cut-off Date:
March 1, 2006                                     Percentage Interest:  [99.99%] [0.01%]

First Distribution Date:                          CUSIP:  [  ] __ _
April 19, 2006

Servicer:
GMAC Mortgage Corporation

Assumed Final Distribution Date:
May 19, 2036

                           GMACM MORTGAGE PASS-THROUGH CERTIFICATE,
                                       SERIES 2006-AR2

               evidencing a percentage  interest in any distributions  allocable to the  Class R  Certificates  with  respect  to the  Trust  Fund consisting  primarily  of a pool of one-  to  four-family  hybrid
               adjustable   rate  first   mortgage  loans  formed  and  sold  by
               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This  Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage  Products,  Inc., the
Servicer,  the  Trustee  referred  to  below  or GMAC  Mortgage  Group,  Inc.  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured  by any  governmental  agency or  instrumentality  or by  Residential  Asset  Mortgage
Products,  Inc.,  the  Servicer,  the  Trustee or GMAC  Mortgage  Group,  Inc. or any of their affiliates.  None of the Company,  the Servicer,  the Trustee,  GMAC Mortgage  Group,  Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

               This  certifies that [ ] [GMAC MORTGAGE  CORPORATION]  is the registered  owner of the Percentage  Interest  evidenced by this  Certificate  (obtained by dividing the Initial
Certificate  Principal  Balance  of this  Certificate  by the  aggregate  Initial  Certificate
Principal  Balance  of  all  Class R  Certificates,   both  as  specified  above)  in  certain
distributions  with  respect  to the  Trust  Fund  consisting  primarily  of a pool of one- to four-family  hybrid  adjustable rate first mortgage loans (the "Mortgage  Loans"),  formed and sold by Residential Asset Mortgage  Products,  Inc.  (hereinafter  called the "Company," which term includes any  successor  entity under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the
"Agreement") among the Company,  the Servicer and JPMorgan Chase Bank,  National  Association,
as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the
19th  day of each  month  or,  if such  19th  day is not a  Business  Day,  the  Business  Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement, to the Person in whose name this  Certificate  is  registered at the close of business on last day  of  the  related  Interest  Accrual  Period  (the  "Record  Date"),  from  the  Available
Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced by  this  Certificate  and the  amount  of  interest  and  principal,  if any  required  to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each  Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions  set forth in the  Agreement  to the effect that (i) each person  holding or acquiring  any  Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate will be  conditioned  upon the delivery to the Trustee of, among other things,  an affidavit to the effect that it is a United States Person and Permitted  Transferee,  (iii) any transfer of any
Ownership  Interest in this  Certificate  will satisfy either the "asset test" as set forth in
Section  1.860E-1(C)(5)  of the Treasury  regulations  or the  "formula  test" as set forth in
Section  1.860E-1(C)(7) of the Treasury regulations,  (iv) any attempted or purported transfer of any  Ownership  Interest in this  Certificate  in  violation of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (v) if any person other than a United  States  Person and a Permitted  Transferee  acquires any Ownership
Interest in this  Certificate  in violation of such  restrictions,  then the Company will have the right,  in its sole  discretion and without notice to the Holder of this  Certificate,  to sell this  Certificate  to a purchaser  selected by the Company,  which  purchaser  may be the
Company,  or any  affiliate of the Company,  on such terms and  conditions  as the Company may choose.

               Notwithstanding  the above, the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender  of this  Certificate  at the  office  or agency of the  Trustee  specified  in such notice.  The Initial  Certificate  Principal  Balance of this  Certificate is set forth above.
The  Certificate  Principal  Balance  hereof  will be reduced  to the extent of  distributions allocable  to  principal  and  any  Realized  Losses  allocable  hereto.  Notwithstanding  the reduction of the Certificate  Principal  Balance hereof to zero, this  Certificate will remain outstanding  under the Agreement and the Holder hereof may have  additional  obligations  with respect  to this  Certificate,  including  tax  liabilities,  and may be  entitled  to certain additional  distributions  hereon,  in  accordance  with  the  terms  and  provisions  of  the
Agreement.

               No transfer  of this  Class R  Certificate  will be made unless the Trustee has received  either  (i)  an  opinion  of  counsel  acceptable  to  and  in  form  and  substance satisfactory to the Trustee,  the Company and the Servicer with respect to the  permissibility of such  transfer  under the  Employee  Retirement  Income  Security  Act of 1974,  as amended
("ERISA"),  and Section  4975 of the Internal  Revenue  Code (the  "Code") and stating,  among other things,  that the transferee's  acquisition of a Class R Certificate will not constitute or result in a non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code or (ii) a  representation  letter,  in the  form as  described  by the  Agreement, stating  that  the  transferee  is not an  employee  benefit  or  other  plan  subject  to the prohibited  transaction  provisions  of ERISA or Section  4975 of the Code (a "Plan"),  or any
other person  (including an investment  manager,  a named  fiduciary or a trustee of any Plan)
acting,  directly  or  indirectly,  on behalf of or  purchasing  any  Certificate  with  "plan assets" of any Plan.

               This  Certificate is one of a duly authorized  issue of Certificates  issued in several  Classes  designated  as  GMACM  Mortgage  Pass-Through  Certificates  of  the  Series
specified hereon (herein  collectively  called the  "Certificates").  This Class R Certificate represents  the  interest of the  Component  I and  Component  II of the Class R  Certificates
pursuant to the Agreement.

               The  Certificates  are limited in right of payment to certain  collections  and recoveries in respect of the Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event  Servicer  funds are  advanced  with  respect to any Mortgage
Loan, such advance is  reimbursable to the Servicer,  to the extent provided in the Agreement, from  related  recoveries  on such  Mortgage  Loan or from  other  cash that  would  have been distributable to Certificateholders.

               As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the  Payment  Account  created  for  the  benefit  of  Certificateholders  may be  made by the
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Servicer of advances  made, or certain expenses incurred, by it.

               The Agreement permits, with certain exceptions therein provided,  the amendment of the  Agreement  and the  modification  of the rights and  obligations  of the Company,  the
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Company,  the  Servicer  and the  Trustee  with the  consent  of the  Holders  of
Certificates  evidencing  in the aggregate  not less than 66% of the  Percentage  Interests of each  Class of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of  this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate  is  registrable  in the  Certificate  Register upon surrender  of this  Certificate  for  registration  of  transfer  at the  offices or  agencies appointed by the  Trustee,  duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly
authorized  in  writing,   and  thereupon   one  or  more  new   Certificates   of  authorized
denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered  Certificates  without coupons in Classes and in  denominations  specified  in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

               No  service  charge  will be made  for any such  registration  of  transfer  or exchange,  but the Trustee may require  payment of a sum  sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company,  the Servicer,  the Trustee and the Certificate  Registrar and any
agent of the Company,  the Servicer,  the Trustee or the  Certificate  Registrar may treat the
Person in whose name this  Certificate  is  registered  as the owner hereof for all  purposes, and neither the Company,  the Servicer,  the Trustee,  the Certificate  Registrar nor any such agent shall be affected by notice to the contrary.

               This  Certificate  shall be governed by and  construed in  accordance  with the laws of the State of New York.

               The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase by the Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the  Certificates.  The Agreement permits,  but  does not  require,  the  Servicer  to (i)  purchase  at a price  determined  as provided in the Agreement all remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii)  purchase in whole,  but not in part,  all of the  Certificates from the Holders  thereof;  provided,  that any such option may only be  exercised if the Pool
Stated  Principal  Balance of the Mortgage  Loans as of the  Distribution  Date upon which the proceeds of any such  purchase  are  distributed  is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

               Unless  the  certificate  of  authentication  hereon has been  executed  by the
Certificate  Registrar,  by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN  WITNESS  WHEREOF,  the  Trustee  has  caused  this  Certificate  to be duly executed.

Dated:                                         JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                               Not in its individual capacity but solely as
                                               Trustee

                                               By:_______________________________________________
                                                         Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

               This  is  one  of  the  Class [__]-A-[__]   Certificates  referred  to  in  the
within-mentioned Agreement.

                                               JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                               Not in its individual capacity but solely as
                                               Certificate Registrar

                                               By:_______________________________________________
                                                         Authorized Signatory

                                          ASSIGNMENT

               FOR VALUE RECEIVED,  the undersigned hereby sell(s),  assign(s) and transfer(s)
unto _________________________________________________________________________________ (Please
print or  typewrite  name and address  including  postal zip code of  assignee)  a  Percentage
Interest  evidenced  by  the  within  GMACM  Mortgage  Pass-Through   Certificate  and  hereby
authorizes  the  transfer of  registration  of such  interest  to assignee on the  Certificate
Register of the Trust Fund.

               I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:  ______________________________________________________________________

Dated:___________________________
                                          ____________________________________________________
                                          Signature by or on behalf of assignor

                                          ____________________________________________________
                                            Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

           The assignee should include the following for purposes of distribution:

               Distributions  shall be made,  by wire transfer or  otherwise,  in  immediately available  _____________________________________funds _____________________________________ to
_____________________________________________________________________________ for the  account of _______________________________________________ account  number _________________,  or,  if
mailed   by   check,    to ___________________________________________________________________
Applicable            statements            should            be           mailed           to
_____________________________________________________________________________________________.

               This  information  is  provided  by _____________________________________,  the assignee named above, or _______________________________________________________, as its agent.

                                         EXHIBIT E-1

                              MORTGAGE LOAN SCHEDULE FOR GROUP 1

                          [a copy can be obtained from the Trustee]

                                         EXHIBIT E-2

                              MORTGAGE LOAN SCHEDULE FOR GROUP 2

                          [a copy can be obtained from the Trustee]

                                         EXHIBIT E-3

                              MORTGAGE LOAN SCHEDULE FOR GROUP 3

                          [a copy can be obtained from the Trustee]

                                         EXHIBIT E-4

                              MORTGAGE LOAN SCHEDULE FOR GROUP 4

                          [a copy can be obtained from the Trustee]

                                         EXHIBIT E-5

                              MORTGAGE LOAN SCHEDULE FOR GROUP 5

                          [a copy can be obtained from the Trustee]

                                          EXHIBIT F

                                 FORM OF REQUEST FOR RELEASE

To:     GMAC Bank
        100 Witmer Road
        Horsham, Pennsylvania  19044
        Attn:

        Re:    Custodial  Agreement  dated as of March 30, 2006 by and among GMAC
               Mortgage Corporation,  as Servicer, JPMorgan Chase Bank, National
               Association., as Trustee and GMAC Bank, as Custodian

               In connection with the  administration  of the Mortgage Loans,  pursuant to the above-captioned  Custodial Agreement,  we request the release, and hereby acknowledge receipt, of the  Custodian's  Mortgage  Note for the  Mortgage  Loan  described  below,  for the reason indicated.  All  amounts  received or to be received in  connection  with the  liquidation  or other  termination  of or the  payment  in  full  and the  termination  of the  Mortgage  Loan described  below that are  required to be  deposited  pursuant  to the  Pooling and  Servicing
Agreement,  dated as of March 30, 2006, among Residential Asset Mortgage  Products,  Inc., the
Servicer and the Trustee, have been or will be so deposited.

               Mortgage Loan Number:

               Mortgagor Name, Address & Zip Code:

               Reasons for Requesting Documents (check one):

                1.     Mortgage Paid in Full
   ---------

                2.     Foreclosure
   ---------

                3.     Substitution
   ---------

                4.     Other Liquidation
   ---------

                5.     Non-liquidation
   ---------

                                                By:
                                                      ------------------------------------------
                                                      (authorized signer)

                                                Servicer:
                                                            ------------------------------------

                                                Address:
                                                            ------------------------------------

                                                Date:
                                                        ----------------------------------------

   Documents Returned to Custodian

   -----------------------------------------------
   ------- ---------------------------------------
   By:
           ---------------------------------------
   Date:
             -------------------------------------

                                         EXHIBIT G-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

1.      That he is [Title of Officer] of [Name of Owner]  (record or  beneficial  owner of the
GMACM  Mortgage  Pass-Through  Certificates,   Series  2006-AR2,  Class R  (the  "Owner")),  a
[savings  institution]  [corporation] duly organized and existing under the laws of [the State
of                                      ]  [the  United  States],  on behalf of which he makes
this affidavit and agreement.

2.      That the Owner (i) is not and will not be a  "disqualified  organization"  as of [date of transfer]  within the meaning of Sections  860E(e)(5) of the Internal Revenue Code of 1986,
as amended (the "Code"),  (ii) will endeavor to remain other than a disqualified  organization for so long as it retains its  ownership  interest in the Class R  Certificates,  and (iii) is acquiring  the Class R  Certificates  for its own account or for the account of another  Owner from which it has received an affidavit and agreement in  substantially  the same form as this affidavit and agreement.  (For this purpose, a "disqualified  organization"  means an electing large  partnership  under Section 775 of the Code, the United  States,  any state or political subdivision  thereof,  any agency or  instrumentality  of any of the foregoing  (other than an instrumentality  all of the  activities  of  which  are  subject  to tax and,  except  for the
Federal  Home Loan  Mortgage  Corporation,  a  majority  of whose  board of  directors  is not
selected  by  any  such  governmental   entity)  or  any  foreign  government,   international
organization  or any agency or  instrumentality  of such foreign  government or  organization, any  rural  electric  or  telephone  cooperative,  or any  organization  (other  than  certain farmers'  cooperatives)  that  is  generally  exempt  from  federal  income  tax  unless  such organization is subject to the tax on unrelated business taxable income).

3.      That the Owner is aware (i) of the tax that would be imposed on  transfers  of Class R
Certificates to disqualified  organizations,  under the Code, that applies to all transfers of
Class R  Certificates  after  March 31,  1988;  (ii) that such tax would be on the  transferor
(or,  with respect to transfers to electing  large  partnerships,  on each such  partnership), or, if such  transfer  is  through  an agent  (which  person  includes  a broker,  nominee  or middleman) for a disqualified  organization,  on the agent;  (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise liable for the tax shall be relieved of liability for the tax if the  transferee  furnishes to such person an affidavit that the  transferee is not a  disqualified  organization  and, at the time of transfer,  such person does not have actual  knowledge that the affidavit is false;  and (iv) that the Class R
Certificates  may  be  "noneconomic   residual  interests"  within  the  meaning  of  Treasury
regulations  promulgated  pursuant  to the  Code  and that  the  transferor  of a  noneconomic residual  interest  will  remain  liable for any taxes due with  respect to the income on such residual  interest,  unless  no  significant  purpose  of  the  transfer  was  to  impede  the assessment or collection of tax.

4.      That the Owner  understands that, as the holder of a "noneconomic  residual  interest"
the Owner may incur tax  liabilities  in excess of any cash flows  generated  by the  interest and that the Owner  intends to pay taxes  associated  with  holding the  residual  interest as they become due.

5.      That the owner will not cause income from the Class R  Certificate to be  attributable to a foreign  permanent  establishment  or fixed base  (within  the  meaning of an  applicable income tax treaty) of the Owner or another U.S. taxpayer.

6.      That the Owner is aware of the tax imposed on a "pass-through  entity" holding Class R
Certificates  if  either  the  pass-through  entity is an  electing  large  partnership  under
Section 775 of the Code or at any time during the taxable  year of the  pass-through  entity a disqualified  organization  is the record  holder of an  interest  in such  entity.  (For this purpose,  a "pass  through  entity"  includes a regulated  investment  company,  a real estate investment  trust  or  common  trust  fund,  a  partnership,  trust  or  estate,  and  certain cooperatives.)

7.      The Owner is a citizen or resident of the United States,  a  corporation,  partnership or other  entity  created or  organized  in, or under the laws of,  the  United  States or any political  subdivision  thereof  (except in the case of a partnership,  to the extent provided in Treasury  regulations),  or an estate that is  described in Section  7701(a)(30)(D)  of the
Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

8.      That the  Owner is aware  that the  Trustee  will not  register  the  transfer  of any
Class R  Certificates  unless the transferee,  or the  transferee's  agent,  delivers to it an affidavit  and  agreement,  among  other  things,  in  substantially  the  same  form  as this affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

9.      That the Owner has  reviewed  the  restrictions  set forth on the face of the  Class R
Certificates  and the  provisions of Section  5.02(f) of the Pooling and  Servicing  Agreement
under  which the  Class R  Certificates  were  issued  (in  particular,  clause  (iii)(A)  and
(iii)(B)  of Section  5.02(f)  which  authorize  the  Trustee to deliver  payments to a person other than the Owner and  negotiate  a  mandatory  sale by the  Trustee in the event the Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

10.     That the Owner consents to any additional  restrictions or arrangements  that shall be deemed  necessary  upon advice of counsel to  constitute  a reasonable  arrangement  to ensure that the Class R  Certificates  will only be owned,  directly or indirectly,  by an Owner that is not a disqualified organization.

11.     The Owner's Taxpayer Identification Number is                             .

12.     This  affidavit and  agreement  relates only to the Class R  Certificates  held by the
Owner and not to any other  holder of the Class R  Certificates.  The Owner  understands  that the liabilities described herein relate only to the Class R Certificates.

13.     That  no  purpose  of the  Owner  relating  to  the  transfer  of  any of the  Class R
Certificates by the Owner is or will be to impede the assessment or collection of any tax.

14.     That the Owner has no present  knowledge or expectation  that it will be unable to pay any United  States  taxes owed by it so long as any of the  Certificates  remain  outstanding.
In this  regard,  the Owner hereby  represents  to and for the benefit of the person from whom it acquired  the  Class R  Certificate  that the Owner  intends to pay taxes  associated  with holding such Class R  Certificate  as they become due, fully  understanding  that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

15.     That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R  Certificates  remain outstanding.

16.     The Owner is not an  employee  benefit  plan or other plan  subject to the  prohibited transaction  provisions  of the Employee  Retirement  Income  Security Act of 1974, as amended
("ERISA"),  or Section  4975 of the  Internal  Revenue  Code of 1986,  as amended (the "Code")
(each such Owner, a "Plan"),  or an investment  manager,  named  fiduciary or a trustee of any such plan,  or any other Person  acting,  directly or  indirectly,  on behalf of or purchasing any  Certificate  with "plan assets" of any Plan within the meaning of the Department of Labor regulation at 29 C.F.R. 2510.3-101.

17.     The  Owner  will,  in  connection  with any  transfer  that it  makes  of the  Class R
Certificates,  deliver to the Trustee a  representation  letter  substantially  in the form of
Exhibit G-2 to the Pooling  and  Servicing  Agreement.  The Owner  hereby  agrees that it will not make any transfer of any Class R  Certificate  unless the transfer is in  compliance  with the  conditions  set  forth  in  paragraph  3 of  Exhibit  G-2 of the  Pooling  and  Servicing
Agreement.

        IN WITNESS  WHEREOF,  the Owner has  caused  this  instrument  to be  executed  on its behalf,  pursuant to the  authority of its Board of  Directors,  by its [Title of Officer] and
its corporate seal to be hereunto  attached,  attested by its [Assistant]  Secretary,  this __
day of _____________, 20__.

                                                [NAME OF OWNER]

                                                By:
                                                      -------------------------------------------
                                                      [Name of Officer]
                                                      [Title of Officer]

[Corporate Seal]

ATTEST:

-----------------------------------------
-----------------------------------------
[Assistant] Secretary

               Personally  appeared  before me the  above-named  [Name of  Officer],  known or proved  to me to be the same  person  who  executed  the  foregoing  instrument  and to be the
[Title of  Officer] of the Owner,  and  acknowledged  to me that he  executed  the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this __ day of _________, 200__.

                                               --------------------------------------------------
                                                                 NOTARY PUBLIC

                                               STATE OF
                                                             ------------------------------------

                                                      My commission expires _______ day of
                                                      __________, 20 ____.

                                         EXHIBIT G-2

                                FORM OF TRANSFEROR CERTIFICATE

                                                ___________________, 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, National Association
4 New York Plaza, 6th Floor
New York, New York 10004
Attention: Corporate Trust Services--GMACM 2006-AR2

        Re:    GMACM Mortgage Pass-Through Certificates,
               Series 2006-AR2, Class R

Ladies and Gentlemen:

               This  letter  is  delivered  to  you  in   connection   with  the  transfer  by
                          (the  "Seller") to                            (the  "Purchaser")  of
$              Initial   Certificate   Principal   Balance  of  GMACM  Mortgage   Pass-Through
Certificates,  Series 2006-AR2, Class R (the "Certificates"),  pursuant to Section 5.02 of the
Pooling and Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of March
30, 2006 among  Residential  Asset Mortgage  Products,  Inc., as seller (the "Company"),  GMAC
Mortgage Corporation,  as servicer, and JPMorgan Chase Bank, National Association,  as trustee
(the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and  Servicing  Agreement.  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Company and the Trustee that:

1.      No purpose of the Seller  relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.      The Seller  understands  that the  Purchaser  has  delivered  to the  Trustee  and the
Servicer  a  transfer  affidavit  and  agreement  in the  form  attached  to the  Pooling  and
Servicing   Agreement  as  Exhibit  G-1.  The  Seller  does  not  know  or  believe  that  any representation contained therein is false.

3.      The Seller has at the time of the  transfer  conducted a reasonable  investigation  of the  financial  condition of the Purchaser as  contemplated  by Treasury  Regulations  Section
1.860E-1(c)(4)(i)  and, as a result of that investigation,  the Seller has determined that the
Purchaser  has  historically  paid its debts as they  become due and has found no  significant evidence  to indicate  that the  Purchaser  will not  continue to pay its debts as they become due in the future and either (A) has  determined  all of the  following  (1)(I) at the time of the  transfer,  and at the close of each of the  Purchaser's  two fiscal years  preceding  the year of transfer,  the Purchaser's gross assets for financial  reporting  purposes exceed $100 million and its net assets for such purposes  exceed $10 million  (disregarding,  for purposes of  determining  gross or net assets,  the  obligation of any person  related to the Purchaser within the meaning of Section  8601(g) of the Code or any other  asset if a principal  purpose for holding or acquiring  that asset is to permit the  Purchaser to satisfy this minimum gross asset or net asset  requirement),  (II) the Purchaser is a domestic C  corporation  for United
States  federal  income tax purposes  that is not for such purposes an exempt  corporation,  a regulated  investment  company,  real  estate  investment  trust,  a REMIC,  or a  cooperative organization  to which part I of  subchapter T of the Code  applies,  (III) there are no facts or  circumstances  on or before the date of transfer (or  anticipated)  which would reasonably indicate that the taxes  associated with the Class R  Certificates  will not be paid, (IV) the
Purchaser is not a foreign  branch of a domestic  corporation,  and (V) the transfer  does not involve a transfer or assignment to a foreign branch of a domestic  corporation  (or any other arrangement  by which any Class R  Certificate  is at any time subject to net tax by a foreign country or U.S.  possession) and the Purchaser will not hereafter  engage in any such transfer or  assignment  (or any such  arrangement)  and (2) does not know or have  reason to know that the  Purchaser  will not  honor  the  restrictions  on  subsequent  transfers  of any  Class R
Certificates  as described in paragraph 15 of the Form of Transfer  Affidavit  and  Agreement,
or (B) the Seller has determined  that the present value of the  anticipated  tax  liabilities associated  with the  holding of the  Class R  Certificate  does not exceed the sum of (1) the present  value of any  consideration  given to the Purchaser to acquire the  Certificate,  (2)
the present value of the expect future distributions on the Class R  Certificate,  and (3) the present value of the anticipated tax savings  associated with holding the Class R  Certificate as the REMIC generates  losses (having made such  determination  by (I) assuming the Purchaser pays tax at a rate equal to the  highest  rate of tax  specified  in Section  11(b)(1)  of the
Code,  and (II)  utilizing a discount  rate for  present  valuations  equal to the  applicable
Federal rate prescribed by Section 1274(d) of the Code  compounded  semi-annually  (or a lower discount rate based on the Purchaser having  demonstrated  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from  unrelated  third parties).  The  Seller  understands  that the  transfer  of a Class R  Certificate  may not be respected  for United  States  income tax  purposes  (and the Seller may continue to be liable for United States income taxes associated  therewith)  unless the Seller has conducted such an investigation.

4.      The Seller has no actual  knowledge that the proposed  Transferee is not both a United
States Person and a Permitted Transferee.

                                               Very truly yours,

                                               --------------------------------------------------
                                               --------------------------------------------------
                                               Seller

                                               By:
                                                       ------------------------------------------
                                               Name
                                                        -----------------------------------------
                                               Title
                                                       ------------------------------------------

                                          EXHIBIT H

                            FORM OF INVESTOR REPRESENTATION LETTER

                                                         ________________, 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, National Association
4 New York Plaza, 6th Floor
New York, New York 10004
Attention: Corporate Trust Services--GMACM 2006-AR2

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania  19044

Attention:     Worldwide Securities Services
               /Structured Finance Services,
               GMACM Series 2006-AR2

        RE:    GMACM Mortgage Pass-Through Certificates,
               Series 2006-AR2, [Class B-[__]]

Ladies and Gentlemen:

                                          (the   "Purchaser")   intends   to   purchase   from
                          (the "Seller") $            Initial Certificate Principal Balance of
GMACM   Mortgage   Pass-Through   Certificates,   Series   2006-AR2,   Class              (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and
Servicing  Agreement"),  dated as of March 30, 2006 among Residential Asset Mortgage Products,
Inc., as seller (the  "Company"),  GMAC Mortgage  Corporation,  as Servicer (the  "Servicer"),
and                            , as trustee  (the  "Trustee").  All terms used  herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.
The Purchaser hereby  certifies,  represents and warrants to, and covenants with, the Company, the Trustee and the Servicer that:

1.      The  Purchaser  understands  that (a) the  Certificates  have not been and will not be registered  or  qualified  under the  Securities  Act of 1933,  as amended  (the "Act") or any state  securities  law,  (b) the  Company  is not  required  to so  register  or  qualify  the
Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the  provisions  of the Act or any  state  securities  law,  or if an  exemption  from such registration  and  qualification  is  available,  (d)  the  Pooling  and  Servicing  Agreement contains  restrictions  regarding the transfer of the  Certificates  and (e) the  Certificates will bear a legend to the foregoing effect.

2.      The Purchaser is acquiring the  Certificates  for its own account for investment  only and not with a view to or for sale in connection with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

3.      The Purchaser is (a) a substantial,  sophisticated  institutional investor having such knowledge and  experience  in financial  and business  matters,  and, in  particular,  in such matters  related  to  securities  similar  to the  Certificates,  such that it is  capable  of evaluating  the  merits  and risks of  investment  in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an  "accredited  investor"  within the meaning of
Rule 501(a) promulgated pursuant to the Act.

4.      The Purchaser has been  furnished  with,  and has had an  opportunity  to review (a) a
copy of the  Private  Placement  Memorandum,  dated                ,  200__,  relating  to the
Certificates,  [(b)] a copy of the Pooling and Servicing  Agreement and [(b)] [(c)] such other information  concerning  the  Certificates,  the  Mortgage  Loans and the  Company as has been requested by the Purchaser  from the Company or the Seller and is relevant to the  Purchaser's decision to purchase  the  Certificates.  The  Purchaser  has had any  questions  arising from such review answered by the Company or the Seller to the  satisfaction  of the Purchaser.  [If the  Purchaser  did not  purchase  the  Certificates  from the Seller in  connection  with the initial  distribution  of the  Certificates  and  was  provided  with a  copy  of the  Private
Placement  Memorandum (the  "Memorandum")  relating to the original sale (the "Original Sale")
of the  Certificates  by the Company,  the Purchaser  acknowledges  that such  Memorandum  was provided to it by the Seller,  that the  Memorandum was prepared by the Company solely for use in connection  with the Original Sale and the Company did not  participate in or facilitate in any way the purchase of the  Certificates by the Purchaser from the Seller,  and the Purchaser agrees  that it will look  solely to the Seller  and not to the  Company  with  respect to any damage,  liability,  claim or expense arising out of, resulting from or in connection with (a)
error or omission,  or alleged  error or omission,  contained  in the  Memorandum,  or (b) any information, development or event arising after the date of the Memorandum.

5.      The  Purchaser  has not and will not nor has it  authorized  or will it authorize  any person to (a) offer,  pledge,  sell,  dispose of or otherwise  transfer any  Certificate,  any interest in any  Certificate  or any other similar  security to any person in any manner,  (b)
solicit  any  offer to buy or to  accept  a  pledge,  disposition  of  other  transfer  of any
Certificate,  any interest in any  Certificate  or any other similar  security from any person in any manner,  (c)  otherwise  approach or  negotiate  with respect to any  Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,  (d)
make any general  solicitation  by means of general  advertising or in any other manner or (e)
take  any  other  action,  that  (as to any of (a)  through  (e)  above)  would  constitute  a distribution  of any  Certificate  under the Act,  that would  render the  disposition  of any
Certificate  a violation  of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The  Purchaser  will not sell or otherwise  transfer any of the  Certificates,  except in compliance with the provisions of the
Pooling and Servicing Agreement.

6.      The Purchaser:

(a)     is not an  employee  benefit  or other  plan  subject  to the  prohibited  transaction provisions  of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
        ("ERISA"),  or  Section  4975 of the  Internal  Revenue  Code of 1986,  as  amended (a
        "Plan"),  or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting,  directly or  indirectly,  on behalf of or purchasing any
        Certificate  with "plan  assets" of any Plan within the meaning of the  Department  of
        Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101; or

(b)     is an  insurance  company,  the source of funds to be used by it to purchase  and hold the  Certificates  (or interest  therein) is an "insurance  company  general  account"
        (within the meaning of DOL Prohibited  Transaction  Class Exemption  ("PTCE")  95-60),
        and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

               In addition,  the Purchaser hereby  certifies,  represents and warrants to, and covenants  with,  the  Company,  the  Trustee and the  Servicer  that the  Purchaser  will not transfer  such  Certificates  to any Plan or  person  unless  such  Plan or  person  meets the requirements set forth in either 6(a) or (b) above.

                                                          Very truly yours,

                                               --------------------------------------------------
                                               --------------------------------------------------
                                               Seller

                                               By:
                                                       ------------------------------------------
                                               Name
                                                        -----------------------------------------
                                               Title
                                                       ------------------------------------------

                                          EXHIBIT I

                           FORM OF TRANSFEROR REPRESENTATION LETTER

                                                         ______________, 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, National Association
4 New York Plaza, 6th Floor
New York, New York 10004
Attention: Corporate Trust Services--GMACM 2006-AR2

        Re:    GMACM Mortgage Pass-Through Certificates,
               Series 2006-AR2, [Class B-[__]]

Ladies and Gentlemen:

               In  connection  with the sale by ___________________________(the  "Seller")  to
__________________________(the  "Purchaser") of  $ ____________Initial  Certificate  Principal
Balance of GMACM Mortgage Pass-Through  Certificates,  Series 2006-AR2,  Class            (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and
Servicing  Agreement"),  dated  as  of  March  30,  2006,  among  Residential  Asset  Mortgage
Products,  Inc.,  as seller (the  "Company"),  GMAC  Mortgage  Corporation,  as Servicer,  and
JPMorgan  Chase Bank,  National  Association,  as trustee (the  "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold,  disposed of or otherwise  transferred any Certificate,  any interest in any Certificate or any other  similar  security to any person in any manner,  (b) has  solicited  any offer to buy or to accept a pledge,  disposition or other transfer of any Certificate,  any interest in any  Certificate  or any  other  similar  security  from any  person  in any  manner,  (c) has otherwise  approached  or  negotiated  with  respect to any  Certificate,  any interest in any
Certificate  or any other  similar  security  with any person in any manner,  (d) has made any general  solicitation  by means of  general  advertising  or in any other  manner,  or (e) has taken  any  other  action,  that (as to any of (a)  through  (e)  above)  would  constitute  a distribution  of the  Certificates  under the Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state securities law, or that would require  registration or  qualification  pursuant  thereto.  The
Seller will not act, in any manner set forth in the  foregoing  sentence  with  respect to any
Certificate.  The  Seller  has  not  and  will  not  sell  or  otherwise  transfer  any of the
Certificates,  except  in  compliance  with  the  provisions  of  the  Pooling  and  Servicing
Agreement.

                                                          Very truly yours,

                                               --------------------------------------------------
                                               --------------------------------------------------
                                               Seller

                                               By:
                                                       ------------------------------------------
                                               Name
                                                        -----------------------------------------
                                               Title
                                                       ------------------------------------------

                                          EXHIBIT J

                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                      --------------------------------------------------------
                      --------------------------------------------------------

                      --------------------------------------------------------
                      --------------------------------------------------------

                      --------------------------------------------------------
                      --------------------------------------------------------

                      --------------------------------------------------------
                      --------------------------------------------------------

               The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.      In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were  issued,  the  Seller  hereby  certifies  the  following facts:  Neither  the  Seller  nor  anyone  acting  on its  behalf  has  offered,  transferred, pledged,  sold or  otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule
144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule
144A  Securities or any other  similar  security  from, or otherwise  approached or negotiated with  respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would constitute a  distribution  of the Rule 144A  Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A Securities a violation  of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller has not  offered  the Rule 144A  Securities  to any person  other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.      The Buyer warrants and represents to, and covenants with, the Seller,  the Trustee and the Servicer (as defined in the Pooling and Servicing  Agreement (the  "Agreement"),  dated as of March 30, 2006 among GMAC Mortgage  Corporation  as Servicer,  Residential  Asset  Mortgage
Products,  Inc. as depositor  pursuant to Section  5.02 of the  Agreement  and JPMorgan  Chase
Bank, National Association, as trustee), as follows:

(a)     The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

(b)     The Buyer considers itself a substantial,  sophisticated institutional investor having such knowledge and experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)     The Buyer has been furnished with all  information  regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)     Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged, sold or otherwise disposed of the Rule 144A Securities,  any interest in the Rule 144A
        Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule 144A
        Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general advertising or in any other manner, or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities under the 1933 Act or that would render the  disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any person to act, in such manner with respect to the Rule 144A Securities.

(e)     The Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the 1933 Act and has  completed  either of the  forms of  certification  to that effect  attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being  made in  reliance  on Rule  144A.  The  Buyer  is  acquiring  the Rule  144A
        Securities  for its own  account  or the  accounts  of other  qualified  institutional buyers,  understands  that  such  Rule  144A  Securities  may be  resold,  pledged  or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer  that  purchases  for  its  own  account  or  for  the  account  of a  qualified institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in  reliance  on Rule 144A,  or (ii)  pursuant  to another  exemption  from registration under the 1933 Act.

               3.     The Buyer:

(a)     is not an  employee  benefit  or other  plan  subject  to the  prohibited  transaction provisions  of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
        ("ERISA"),  or Section  4975 of the  Internal  Revenue  Code of 1986,  as amended (the
        "Code") (a "Plan"),  or any other person  (including  an investment  manager,  a named fiduciary or a trustee of any Plan) acting,  directly or  indirectly,  on behalf of or purchasing  any  Certificate  with "plan assets" of any Plan within the meaning of the
        Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101; or

(b)     is an  insurance  company,  the  source  of  funds  to be used by it to  purchase  the
        Certificates  is an "insurance  company  general  account"  (within the meaning of DOL
        Prohibited Transaction  Class Exemption  ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

4.      This  document  may be  executed  in one or  more  counterparts  and by the  different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

----------------------------------------------       --------------------------------------------
----------------------------------------------       --------------------------------------------
Print Name of Seller                                 Print Name of Buyer

By:                                                  By:
        --------------------------------------             --------------------------------------
        Name:                                              Name:
        Title:                                             Title:

Taxpayer Identification:                             Taxpayer Identification:

No:                                                  No:
        --------------------------------------             --------------------------------------

Date:                                                Date:
           -----------------------------------               ------------------------------------

                                                                          ANNEX 1 TO EXHIBIT J

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

               The  undersigned  hereby  certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

1.      As indicated below, the undersigned is the President,  Chief Financial Officer, Senior
Vice President or other executive officer of the Buyer.

2.      In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional buyer" as that term is  defined in Rule 144A under the  Securities  Act of 1933  ("Rule 144A")
because  (i) the  Buyer  owned  and/or  invested  on a  discretionary  basis  $             in
securities  (except  for the  excluded  securities  referred  to  below)  as of the end of the
Buyer's most recent fiscal year (such amount being  calculated  in accordance  with Rule 144A)
and (ii) the Buyer satisfies the criteria in the category marked below.

--      Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan association or similar  institution),  Massachusetts or similar business trust, partnership,  or charitable  organization described in Section 501(c)(3) of the
               Internal Revenue Code.

--      Bank.  The Buyer (a) is a national  bank or banking  institution  organized  under the laws of any State,  territory  or the  District of  Columbia,  the  business of which is  substantially  confined to banking and is  supervised by the State or territorial  banking  commission  or similar  official or is a foreign  bank or equivalent  institution,  and  (b)  has  an  audited  net  worth  of  at  least
               $25,000,000 as demonstrated in its latest annual financial statements,  a copy of which is attached hereto.

--      Savings and Loan. The Buyer (a) is a savings and loan  association,  building and loan association,  cooperative bank,  homestead  association or similar institution, which is  supervised  and  examined  by a State  or  Federal  authority  having supervision  over  any  such  institutions  or is a  foreign  savings  and loan association  or equivalent  institution  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--      Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15 of the
               Securities Exchange Act of 1934.

--      Insurance  Company.  The Buyer is an insurance  company whose primary and  predominant business  activity  is the  writing of  insurance  or the  reinsuring  of risks underwritten by insurance  companies and which is subject to supervision by the insurance  commissioner or a similar official or agency of a State or territory or the District of Columbia.

--      State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions,  or any agency or  instrumentality of the State or its political subdivisions, for the benefit of its employees.

--      ERISA  Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

--      Investment  Adviser.   The  Buyer  is  an  investment  adviser  registered  under  the
               Investment Advisers Act of 1940.

--      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S. Small
               Business  Administration  under  Section  301(c) or (d) of the  Small  Business
               Investment Act of 1958.

--      Business  Development  Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

--      Trust  Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants  are exclusively (a) plans  established and maintained by a
               State,  its political  subdivisions,  or any agency or  instrumentality  of the
               State or its political  subdivisions,  for the benefit of its employees, or (b)
               employee  benefit  plans  within  the  meaning  of  Title  I  of  the  Employee
               Retirement  Income  Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.      The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated  with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or subscription  by  the  Buyer,  if  the  Buyer  is a  dealer,  (iii)  bank  deposit  notes  and
certificates  of  deposit,  (iv)  loan  participations,   (v)  repurchase   agreements,   (vi)
securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

4.      For purposes of determining the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the  Buyer,  the Buyer used the cost of such  securities  to the
Buyer and did not  include  any of the  securities  referred  to in the  preceding  paragraph.
Further,  in determining such aggregate amount,  the Buyer may have included  securities owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are  consolidated  with the
Buyer in its financial  statements  prepared in accordance with generally accepted  accounting principles  and if the  investments  of  such  subsidiaries  are  managed  under  the  Buyer's direction.  However,  such  securities  were not  included  if the Buyer is a  majority-owned, consolidated  subsidiary  of  another  enterprise  and the  Buyer is not  itself  a  reporting company under the Securities Exchange Act of 1934.

5.      The Buyer  acknowledges  that it is familiar with Rule 144A and  understands  that the seller to it and other parties  related to the  Certificates  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                            Will the Buyer be purchasing the Rule 144A
------------       -------
Yes                No       Securities only for the Buyer's own account?

6.      If the answer to the foregoing  question is "no", the Buyer agrees that, in connection with  any  purchase  of  securities  sold to the  Buyer  for  the  account  of a  third  party
(including  any separate  account) in reliance on Rule 144A,  the Buyer will only purchase for the  account of a third party that at the time is a  "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees  that the Buyer will not  purchase securities  for a third party  unless the Buyer has obtained a current  representation  letter from such third party or taken other appropriate  steps  contemplated by Rule 144A to conclude that such third party  independently meets the definition of "qualified  institutional  buyer"
set forth in Rule 144A.

7.      The Buyer will notify each of the parties to which this  certification  is made of any changes in the  information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation  of this  certification as of the date of such purchase.

                                               --------------------------------------------------
                                               --------------------------------------------------
                                               Print Name of Buyer

                                               By:
                                                      -------------------------------------------
                                                      Name
                                                      Title:

                                               Date:
                                                      -------------------------------------------

                                                                          ANNEX 2 TO EXHIBIT J

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

               The  undersigned  hereby  certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

1.      As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer or
Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")  because
Buyer is part of a Family of Investment  Companies (as defined  below),  is such an officer of the Adviser.

2.      In connection with purchases by Buyer, the Buyer is a "qualified  institutional buyer"
as defined in SEC Rule 144A because (i) the Buyer is an investment  company  registered  under the  Investment  Company  Act of 1940,  and (ii) as  marked  below,  the Buyer  alone,  or the
Buyer's Family of Investment Companies,  owned at least $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year.  For  purposes  of  determining  the  amount  of  securities  owned by the  Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

--      The Buyer  owned  $             in  securities  (other  than the  excluded  securities
               referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

--      The Buyer is part of a Family of  Investment  Companies  which owned in the  aggregate
               $             in  securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

3.      The term "Family of Investment  Companies" as used herein means two or more registered investment  companies (or series thereof) that have the same investment  adviser or investment advisers that are  affiliated  (by virtue of being  majority  owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.      The term  "securities"  as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the  Buyer's  Family of  Investment  Companies,
(ii)  bank  deposit   notes  and   certificates   of  deposit,   (iii)  loan   participations,
(iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

5.      The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which this  certification  is made are  relying and will  continue  to rely on the  statements made  herein  because  one or more sales to the Buyer  will be in  reliance  on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

6.      The undersigned  will notify each of the parties to which this  certification  is made of any changes in the  information  and  conclusions  herein.  Until such notice,  the Buyer's purchase of Rule 144A  Securities will constitute a  reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                            -----------------------------------------------------
                                            -----------------------------------------------------
                                            Print Name of Buyer

                                            By:
                                                         ----------------------------------------
                                                         Name
                                                                 --------------------------------
                                                                 --------------------------------
                                                         Title:
                                                                 --------------------------------
                                                                 --------------------------------

                                            IF AN ADVISER:

                                            -----------------------------------------------------
                                            -----------------------------------------------------
                                            Print Name of Buyer:

                                            Date:
                                                    ---------------------------------------------

                                          EXHIBIT K

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                         _________, 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, National Association
4 New York Plaza, 6th Floor
New York, New York 10004
Attention: Corporate Trust Services--GMACM 2006-AR2

        Re:    GMACM Mortgage Pass-Through Certificates, Series
               2006-AR2 Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection  with the  assignment by JPMorgan
Chase Bank, National  Association (the "Trustee") to ___________________________ (the "Lender")
of____________________________(the  "Mortgage  Loan")  pursuant  to  Section  3.13(d)  of  the
Pooling and Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of March
30, 2006 among  Residential  Asset Mortgage  Products,  Inc., as seller (the "Company"),  GMAC
Mortgage  Corporation,  as Servicer,  and the Trustee. All terms used herein and not otherwise defined  shall  have the  meanings  set forth in the  Pooling  and  Servicing  Agreement.  The
Lender hereby  certifies,  represents  and warrants to, and covenants  with,  the Servicer and the Trustee that:

(i)     the Mortgage Loan is secured by Mortgaged  Property located in a jurisdiction in which an  assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize or avoid mortgage  recording taxes or otherwise  comply with, or facilitate a refinancing  under, the laws of such jurisdiction;

(ii)    the  substance  of the  assignment  is, and is intended to be, a  refinancing  of such
Mortgage Loan and the form of the  transaction  is solely to comply with,  or  facilitate  the transaction under, such local laws;

(iii)   the Mortgage Loan  following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent  below or above the rate of interest on such  Mortgage  Loan prior to such proposed assignment; and

(iv)    such assignment is at the request of the borrower under the related Mortgage Loan.

                                               Very truly yours,

                                               --------------------------------------------------
                                               --------------------------------------------------
                                               (Lender)

                                               By:
                                                       ------------------------------------------
                                               Name
                                                        -----------------------------------------
                                               Title
                                                       ------------------------------------------

                                          EXHIBIT L

                                INFORMATION TO BE INCLUDED IN
                                  MONTHLY REMITTANCE REPORT

(i)     (a) the amount of such distribution to the  Certificateholders  of such  Class applied to reduce the Certificate  Principal  Balance  thereof,  and (b) the aggregate amount included therein representing Principal Prepayments;

(ii)    the amount of such distribution to Holders of such Class of Certificates  allocable to interest;

(iii)   if the  distribution  to the Holders of such  Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there  were  sufficient  funds available therefor, the amount of the shortfall;

(iv)    the amount of any Advance by the Servicer pursuant to Section 4.04;

(v)     the number and Pool  Stated  Principal  Balance of the  Mortgage  Loans  after  giving effect to the distribution of principal on such Distribution Date;

(vi)    the related  Subordinate  Principal  Distribution  Amount and Prepayment  Distribution
Percentage, if applicable;

(vii)   on the basis of the most recent  reports  furnished to it by the Servicer,  the number and aggregate  principal  balances of Mortgage  Loans that are  Delinquent (A) 30-59 days, (B)
60-89  days  and (C) 90 or more  days  and the  number  and  aggregate  principal  balance  of
Mortgage Loans that are in foreclosure;

(viii)  on the basis of the most recent reports  furnished to it by the Servicer,  the number, aggregate principal balance of any REO Properties;

(ix)    the  aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any,  for  each
Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(x)     the Special Hazard Amount,  Fraud Loss Amount and Bankruptcy Amount as of the close of business on such  Distribution  Date and a  description  of any change in the  calculation  of such amounts;

(xi)    the occurrence of the Credit Support Depletion Date;

(xii)   the  related   Senior   Accelerated   Distribution   Percentage   applicable  to  such
distribution;

(xiii)  the related Senior Percentage for such Distribution Date; and

(xiv)   the amount of Realized Losses allocated on such  Distribution  Date and the cumulative amount of Realized Losses as of such Distribution Date.

In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

                                          EXHIBIT M

                               FORM OF CUSTODIAN CERTIFICATION

                                        March 30, 2006

        In  accordance  with  Section  2.2 of the  above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby  certifies that it has received the following with respect to each Mortgage Loan listed in the Mortgage Loan Schedule:

        (a)    The original Mortgage Note,  endorsed without recourse in blank, or in the name of the  Trustee as trustee,  and signed by an  authorized  officer  (which  endorsement  shall contain  either an original  signature or a facsimile  signature of an  authorized  officer of
GMACM,  and if in the form of an allonge,  the allonge shall be stapled to the Mortgage Note), with all  intervening  endorsements  showing a complete  chain of title from the originator to
GMACM.  If the Mortgage Loan was acquired by the endorser in a merger,  the  endorsement  must
be by  "                           ,  successor  by merger to [name of  predecessor]".  If the
Mortgage Loan was acquired or originated by the endorser  while doing  business  under another
name,  the  endorsement  must  be by  "                         formerly  known  as  [previous
name]"; or

        (b)    A lost note affidavit  from the Seller stating that the original  Mortgage Note was lost,  misplaced or destroyed,  and, if available,  a copy of the original  Mortgage Note;
provided,  however,  that in the case of a Mortgage  Loan which has been prepaid in full after the Cut-off Date and prior to the Closing Date,  the Seller,  in lieu of delivering  the above documents,  may deliver to the  Custodian,  if any, or the Trustee,  a  certification  to such effect and shall  deposit all  amounts  paid in respect of such  Mortgage  Loan in the Payment
Account on the Closing Date.

        The  Custodian  further  certifies  that it has reviewed  each  Mortgage  Note and the
Mortgage  Loan Schedule and has  determined  that the Mortgage Note has been executed and that the Mortgage  Notes relate to the Mortgage  Loans  identified on the Mortgage  Loan  Schedule, with any exceptions listed on Schedule A attached hereto.

                                   (Signature page follows)

        Capitalized  terms used herein that are not otherwise  defined shall have the meanings assigned thereto in the above-captioned Custodial Agreement.

                                                   GMAC BANK, as Custodian

                                                   By:______________________________
                                                   Name:
                                                   Title:

                                                   SCHEDULE A TO EXHIBIT M
                            EXCEPTIONS TO CUSTODIAN CERTIFICATION

                                         EXHIBIT N-1

                               FORM OF FORM 10-K CERTIFICATION

        I, [identify the certifying individual], certify that:

1.      I have  reviewed the annual  report on Form 10-K for the fiscal year  [____],  and all reports on Form 8-K containing  distribution or servicing  reports filed in respect of periods included  in the year  covered  by that  annual  report,  of the trust (the  "Trust")  created pursuant  to the  Pooling  and  Servicing  Agreement  dated as of March  30,  2006  (the  "P&S
Agreement") among Residential Asset Mortgage Products,  Inc. (the "Depositor"),  GMAC Mortgage
Corporation (the "Servicer") and JPMorgan Chase Bank, National Association (the "Trustee");

2.      Based on my knowledge,  the information in these reports,  taken as a whole,  does not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.      Based on my  knowledge,  the  servicing  information  required  to be  provided to the
Trustee by the Servicer  under the P&S  Agreement  for  inclusion in these reports is included in these reports;

4.      I am responsible for reviewing the activities  performed by the Servicer under the P&S
Agreement  and based upon my knowledge and the annual  compliance  review  required  under the
P&S  Agreement,  and,  except as  disclosed in the reports,  the  Servicer has  fulfilled  its obligations under the P&S Agreement; and

5.      The  reports  disclose  all  significant   deficiencies  relating  to  the  Servicer's
compliance  with the  minimum  servicing  standards  based  upon  the  report  provided  by an independent  public  accountant,  after  conducting  a review in  compliance  with the Uniform
Single  Attestation  Program for Mortgage  Bankers as set forth in the P&S Agreement,  that is included in these reports.

        In giving  the  certifications  above,  I have  reasonably  relied on the  information provided to me by the following unaffiliated parties:  [the Trustee].

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                          ____________________________
                                                          Name:
                                                          Title:
                                                          Date:_______________________

* to be signed by the senior officer in charge of the servicing functions of the Servicer

                                         EXHIBIT N-2

                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned,  a Responsible Officer of JPMorgan Chase Bank,  National  Association
(the "Trustee") certifies that:

        (a)    The  Trustee  has  performed  all of the  duties  specifically  required  to be performed by it pursuant to the  provisions  of the Pooling and Servicing  Agreement  dated as of March 30, 2006 (the "Agreement") by and among Residential  Asset Mortgage  Products,  Inc., as depositor,  GMAC Mortgage Corporation,  as servicer, and the Trustee in accordance with the standards set forth therein.

        (b)    Based  on my  knowledge,  the  list  of  Certificateholders  as  shown  on  the
Certificate  Register as of the end of each  calendar  year that is  maintained by the Trustee pursuant  to  Section  5.02 of the  Agreement  is  accurate  as of the last day of the  20[__]
calendar year.

        Capitalized  terms used and not  defined  herein  shall have the  meanings  given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                            Name:_______________________________________
                                            Title:

                                                                                     EXHIBIT O

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to          |X|
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the              |X| (as to
                  appropriate custodial bank accounts and related bank        accounts held by
                  clearing accounts no more than two business days            Trustee)*
                  following receipt, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an        |X| (as to
                  obligor or to an investor are made only by authorized     investors only)*
                  personnel.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)*
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally             |X|
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.**
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent                |X|
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for             |X|
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset  (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------

______________
*  Only to the extent an account is deemed a custodial account.
** Subject to clarification by the Securities and Exchange Commission.